UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2016

Multi Sector Fixed Income Funds
Bond Fund
Core Fixed Income
Global Income
Strategic Income

Goldman Sachs Multi Sector Fixed Income Funds

■	BOND FUND

■	CORE FIXED INCOME

■	GLOBAL INCOME

■	STRATEGIC INCOME

TABLE OF CONTENTS

Investment Process	1

Market Review	2

Portfolio Management Discussions and Performance Summaries	4

Schedules of Investments	31

Financial Statements	114

Financial Highlights	118

Notes to the Financial Statements	126

Report of Independent Registered Public Accounting Firm	158

Other Information	159

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

Shifting expectations about global economic growth, central bank monetary policy and commodities prices influenced the performance of the global fixed income markets during the 12 months ended March 31, 2016 (the “Reporting Period”).

When the Reporting Period began in April 2015, the performance of spread, or non-government bond, sectors was mixed. U.S. Treasury yields rose as U.S. economic data improved, including positive surprises in inflation and retail sales. First quarter 2015 U.S. Gross Domestic Product (“GDP”) was revised upwards from -0.7% to a seasonally adjusted annualized rate of -0.2%. The upward revision stemmed in part from stronger than estimated consumer spending and inventory data. U.S. dollar gains hit a roadblock during the second calendar quarter on uncertainty around the Federal Reserve’s (the “Fed”) plans for raising interest rates in 2015. The Eurozone’s economic progress took a back seat to the seemingly intractable challenges surrounding Greece.

In the third quarter of 2015, spread sectors underperformed U.S. Treasuries as the outlook for the global economy grew cloudy. Investors focused on slowing economic growth in China, the devaluation of the Chinese renminbi and an unexpected increase in market volatility. Oil and commodities prices dropped to new lows, partly because of falling demand from China. The U.S. dollar appreciated modestly during the third calendar quarter on cautious optimism that the Fed was on track to raise rates in 2015. However, the Fed chose to leave rates unchanged at its September 2015 policy meeting, citing conditions in the global economy. Although the U.S. economy continued to improve, economic growth in other developed countries softened, and emerging markets economies broadly weakened. Despite accommodative monetary policies by many global central banks, inflation remained subdued in the world’s major economies.

In the fourth quarter of 2015, spread sectors generated positive returns. Outside the U.S., the global monetary policy environment remained highly accommodative, with the European Central Bank (“ECB”) lowering interest rates into negative territory and expanding its stimulus program. The U.S. dollar gained on expectations the Fed would hike interest rates, which it did at its December 2015 policy meeting. During the fourth calendar quarter, the U.S. economy continued to display a positive growth trend, but economic growth in other developed countries had softened by the end of 2015. At the same time, growth in emerging markets countries broadly weakened, largely due to commodity price declines and concerns about the slowing Chinese economy.

The first quarter of 2016 was very much a tale of two halves. Spread sectors sold off significantly from January to mid-February 2016 and then largely retraced their losses by the end of March 2016. Volatility early in the first calendar quarter was driven by an increase in a number of perceived risks, such as slowing Chinese economic activity, the possibility of persistent oil oversupply, and deteriorating corporate bond fundamentals as the U.S. credit cycle entered its later stage. Some of these risks eased in the second half of the first calendar quarter, as economic news from China improved, U.S. oil production showed signs of slowing, and commodity prices appeared to stabilize. Global central banks remained accommodative. The Bank of Japan, in a surprise move at its January 2016 policy meeting, introduced a -0.1% interest rate, reaffirming its commitment to achieving a 2% inflation target. The ECB shifted its focus from currency depreciation to credit creation by leaving the deposit rate unchanged, expanding its asset purchase program to include purchases of non-financial corporate credit and announcing a new series of easing measures in the form of targeted

MARKET REVIEW

long-term refinancing operations (“TLTRO II”). (TLTRO II is designed to offer attractive long-term funding conditions to Eurozone banks to further ease private sector credit conditions and to stimulate credit creation.) In the U.S., Fed statements during March 2016 suggested U.S. interest rates would remain lower for longer than previously expected. After a sustained period of appreciation, the U.S. dollar weakened during the first calendar quarter due to generally tighter financial conditions, mixed U.S. economic data and the Fed’s more dovish commentary. (Dovish commentary tends to imply lower interest rates.)

For the Reporting Period overall, sovereign emerging markets debt and asset-backed securities slightly outperformed U.S. Treasuries. Mortgage-backed securities and commercial mortgage-backed securities generally performed in line with U.S. Treasuries, while investment grade corporate bonds and agencies underperformed. High yield corporate bonds significantly underperformed Treasuries. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period. Both short-term and long-term yields rose during the Reporting Period, but long-term yields rose less. Intermediate-term U.S. Treasury yields actually declined modestly, with the yield on the bellwether 10-year U.S. Treasury declining approximately 15 basis points to end the Reporting Period at 1.77%. (A basis point is 1/100th of a percentage point.)

Looking Ahead

At the end of the Reporting Period, we expected a continuation of trends seen in the early months of 2016: 1) modest global economic growth; 2) extreme monetary policy measures helping to support gradual economic improvement in Europe and Japan; and 3) a backdrop of rising U.S. inflation, rising debt in China and unpredictable politics globally.

Overall, we believe global economic growth may be stuck in low gear. After a modestly stronger year for the U.S., Europe and Japan in 2015, we expect some softening in 2016. In terms of monetary policy, we believe the economic benefits of negative interest rates in Europe and Japan and a strong U.S. dollar are questionable, and investors appear increasingly focused on the potential negatives. Indeed, we see the ECB’s policy decision in March 2016 as shifting its emphasis away from negative rates and currency depreciation and toward stimulating domestic demand through the credit channel. In Japan, the corporate bond market is relatively small and government bond purchases are already at what we consider to be extreme levels, which we believe could limit the Bank of Japan’s options. As a result, we think further rate cuts are possible. In the U.S., the Fed has adjusted its approach, reducing the number of projected interest rate hikes in 2016 from four to two, while emphasizing risks from soft global economic growth and continued strength of the U.S. dollar. In terms of the emerging markets, we believe they remain broadly at risk from developments in China.

At the end of the Reporting Period, we considered the environment positive for selective exposure to corporate bonds, emerging markets debt and other higher yielding sectors of the fixed income market. At the same time, however, the volatility in the first quarter of 2016 added to our sense that markets are fragile and longer-term risks are growing. As a result, we remained biased to staying nimble overall with an emphasis on higher credit quality.

PORTFOLIO RESULTS

Goldman Sachs Bond Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Bond Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 1.83%, 0.98%, 2.18%, 1.68%, 2.18% and 1.58%, respectively. These returns compare to the 1.96% average annual total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same time period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of 2.42%. This return compares to the 2.99% cumulative total return of the Barclays Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Our cross-sector strategy detracted from Fund performance during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Tactical management of the Fund’s duration and yield curve positioning strategy contributed positively to relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/ or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Our top-down currency strategy further boosted the Fund’s relative results. In our currency strategy, positions in several developed market currencies proved beneficial during the Reporting Period, particularly having underweighted positions in the Australian dollar and Canadian dollar. The currency strategy is primarily implemented via currency forwards. Bottom-up individual issue selection overall added value as well.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s overweighted exposure to corporate credit detracted from relative results. Credit spreads, or the yield differential between corporate bonds and duration-equivalent U.S. Treasuries, widened during the Reporting Period amidst concerns of protracted low commodity prices, economic slowdown in China and broad global market volatility. An allocation to tax-exempt Puerto Rican municipal debt also dampened results, as spreads widened due largely to increased concerns about the commonwealth’s ability to meet its debt obligations. Exposure to the government/swaps sector further detracted from the Fund’s relative performance during the Reporting Period. This was slightly offset by an allocation to mortgage-backed securities, which contributed positively to Fund results.

Individual issue selection of structured debt, investment grade industrials and high yield financials within the corporate credit sector added value. Tactical trades within our government/swaps strategy also contributed positively to relative results. The government/swaps selections strategy is

PORTFOLIO RESULTS

primarily implemented via interest rate swaps and/or futures. Selections of mortgage-backed securities contributed positively to performance within our securitized strategy. Within emerging markets debt, selections of U.S. dollar-denominated Brazilian and Venezuelan debt added to returns. There were no meaningful detractors from a security selection perspective during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period. We maintained a short U.S. duration position relative to the Barclays Index during the second quarter of 2015, which helped as government yields rose broadly on stronger economic data and expectations that the Federal Reserve (the “Fed”) would raise interest rates in 2015. In August 2015, we removed the short U.S. duration position and moved to a rather neutral position relative to the Barclays Index as volatility picked up early in the month. We then shifted to a modestly longer duration position than that of the Barclays Index in September 2015, ahead of the Fed’s meeting, due to tightening financial conditions and on our view, proved correct, that the Fed was not likely to raise rates. We maintained a bullish bias regarding the Fed’s monetary policy, but toward the end of September 2015, we returned to a more neutral duration position in the Fund compared to that of the Barclays Index as yields moved lower amid Fed rhetoric indicating its bias toward hiking rates in late 2015. We subsequently moved back to a longer duration position than that of the Barclays Index in both U.S. and European rates in the fourth quarter of 2015. The Fed finally raised rates in December 2015, signaling that the U.S. economy was strengthening. After the initial lift-off, as that first interest rate hike was commonly referred to, financial conditions tightened, driven largely by a strong U.S. dollar and weakness in credit markets. In January 2016, we moved to a neutral duration position relative to the Barclays Index in U.S. rates. We similarly moved to a neutral European rates duration position, as upside surprises in economic data contended with expectations for further easing from the European Central Bank (“ECB”) given persistently low inflation data. Later in the first quarter of 2016, we moved to a short U.S. duration position relative to the Barclays Index given what we viewed to be positive inflation, labor market and economic growth data.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we adjusted the Fund’s U.S. and European duration positions during the Reporting Period as market conditions and perceptions around central bank policy shifted.

From a sector perspective, we reduced the Fund’s overweighted exposure to corporate credit on our expectations that acceleration in global economic growth would likely be muted. The Fund’s allocation to U.S. Treasury Obligations also decreased during the Reporting Period, while its allocation to Federal agency securities increased. We maintained the Fund’s underweighted exposure to agency mortgage-backed securities on our view that valuations within the sector remained unattractive relative to other fixed income sectors amid high prepayment speeds.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of March 2016?

A	At the end of March 2016, the Fund had overweighted allocations relative to the Barclays Index on a market-value weighted basis in asset-backed securities, residential mortgage-backed securities and high yield corporate bonds. The Fund also had modest exposure to municipal bonds, which is a sector not represented in the Barclays Index. The Fund had underweighted exposure relative to the Barclays Index in U.S. government securities and, to a lesser extent, in quasi-government securities and investment grade corporate bonds. The Fund held rather neutral positions compared to the Barclays Index in commercial mortgage-backed securities, covered bonds and emerging markets debt. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash at the end of the Reporting Period. The Fund maintained a shorter overall duration compared to the Barclays Index at the end of the Reporting Period.

FUND BASICS

Bond Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015– March 31, 2016	Fund Total Return (based on NAV)[1]	Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.83%	1.96%	1.60%	1.38%
Class C	0.98	1.96	0.93	0.70
Institutional	2.18	1.96	2.00	1.77
Service	1.68	1.96	1.55	1.32
Class IR	2.18	1.96	1.90	1.68
Class R	1.58	1.96	1.42	1.19

July 31, 2015– March 31, 2016
Class R6	2.42%	2.99%	1.90%	1.68%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	-2.01%	3.48%	4.30%	11/30/06
Class C	-0.03	3.51	3.94	11/30/06
Institutional	2.18	4.64	5.10	11/30/06
Service	1.68	4.13	4.89	6/20/07
Class IR	2.18	4.46	4.85	11/30/07
Class R	1.58	4.01	4.36	11/30/07
Class R6	N/A	N/A	2.42	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns for periods of less than 1 year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.79%	1.12%
Class C	1.54	1.87
Institutional	0.45	0.78
Service	0.95	1.29
Class IR	0.54	0.87
Class R	1.04	1.38
Class R6	0.43	0.76

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial papers. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the government of a foreign country.

GOLDMAN SACHS BOND FUND

Performance Summary

March 31, 2016

The following graph shows the value, as of March 31, 2016, of a $1,000,000 investment made on November 30, 2006 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Bond Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 30, 2006 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced November 30, 2006)
Excluding sales charges	1.83%	4.28%	4.73%
Including sales charges	-2.01%	3.48%	4.30%

Class C (Commenced November 30, 2006)
Excluding contingent deferred sales charges	0.98%	3.51%	3.94%
Including contingent deferred sales charges	-0.03%	3.51%	3.94%

Institutional Class (Commenced November 30, 2006)	2.18%	4.64%	5.10%

Service Class (Commenced June 20, 2007)	1.68%	4.13%	4.89%

Class IR (Commenced November 30, 2007)	2.18%	4.46%	4.85%

Class R (Commenced November 30, 2007)	1.58%	4.01%	4.36%

Class R6 (Commenced July 31, 2015)	N/A	N/A	2.42%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 1.35%, 0.69%, 1.69%, 1.19%, 1.60% and 1.09%, respectively. These returns compare to the 1.96% average annual total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of 2.34%. This return compares to the 2.99% cumulative total return of the Barclays Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Our top-down cross-sector strategy overall detracted from the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Tactical management of the Fund’s duration and yield curve positioning strategy also detracted from relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Our top-down country and currency strategies were the primary positive contributors to Fund performance during the Reporting Period. In our country strategy, a long Europe versus short U.S. and U.K. rates position contributed most positively. The country strategy is primarily implemented via interest rate swaps and/or futures. In our currency strategy, an overweight position in the Swedish krona helped most, although some of the positive performance was offset by an underweight to the Japanese yen, which detracted. The currency strategy is primarily implemented via currency forwards. Our bottom-up individual issue selection overall also added value during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s overweighted exposure to corporate credit detracted from relative results. Credit spreads, or the yield differential between corporate bonds and duration-equivalent U.S. Treasuries, widened during the Reporting Period amidst concerns of protracted low commodity prices, economic slowdown in China and broad global market volatility. The Fund’s overweighted allocation to U.S. agency debt also detracted. On the positive side, the Fund’s exposure to the government/swaps sector boosted results. The government/ swaps selection strategy is primarily implemented via interest rate swaps and/or futures.

Individual issue selection amongst long-dated securities and structured products within the corporate credit sector and amongst mortgage-backed securities within the securitized sector contributed positively to relative results. To a lesser

PORTFOLIO RESULTS

extent, selections of emerging markets debt and government/ swaps added value as well. There were no meaningful detractors from a security selection perspective during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period due primarily to the Fund’s U.S. rates position. We maintained a short U.S. duration position relative to the Barclays Index at the beginning of the Reporting Period and through most of the third quarter of 2015 and then moved to a neutral U.S. rates position relative to the Barclays Index at the end of the third quarter of 2015 amid global market volatility driven by low commodity prices. We then shifted to a slightly long U.S. rates position relative to the Barclays Index in the fourth quarter of 2015. The U.S. Federal Reserve (the “Fed”) raised interest rates in December 2015, signaling improvement in the U.S. economy. Financial conditions tightened in the new year, driven in large part by a strong U.S. dollar and by weakness in the credit markets. In January 2016, we moved the Fund back to a modestly short U.S. rates position relative to the Barclays Index based on improved labor market data and positive inflation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury and international government bond futures, Eurodollar futures and other futures contracts were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we shifted the Fund’s U.S. duration position as market conditions and perceptions around central bank policy shifted.

From a sector perspective, we maintained the Fund’s overweighted exposure relative to the Barclays Index to corporate credit based on our view that there is a supportive macroeconomic outlook in the developed markets despite the greater global volatility. However, we reduced the Fund’s overweight in early 2016 due to weakness in the credit markets. We maintained the Fund’s underweighted exposure to agency mortgage-backed securities during the Reporting Period based on our belief that the sector faces headwinds, including high prepayment speeds.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2016?

A	At the end of March 2016, the Fund had its most overweighted allocations relative to the Barclays Index on a market-value weighted basis in investment grade corporate bonds (with an emphasis on the financials and industrials industries) and asset-backed securities. The Fund also had a more modestly overweighted exposure at the end of the Reporting Period to quasi-government securities, commercial mortgage-backed securities and covered bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund had its most underweighted exposure relative to the Barclays Index in U.S. government securities and residential mortgage-backed securities. The Fund maintained rather neutral exposures relative to the Barclays Index to high yield corporate bonds and emerging markets debt. The Fund had a sizable position in cash and cash equivalents at the end of March 2016. The Fund maintained a rather neutral overall duration compared to the Barclays Index at the end of the Reporting Period.

FUND BASICS

Core Fixed Income Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015– March 31, 2016	Fund Total Return (based on NAV)[1]	Barclays Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.35%	1.96%	1.86%	1.79%
Class C	0.69	1.96	1.20	1.12
Institutional	1.69	1.96	2.27	2.19
Service	1.19	1.96	1.79	1.70
Class IR	1.60	1.96	2.18	2.10
Class R	1.09	1.96	1.56	1.46

July 31, 2015– March 31, 2016
Class R6	2.34%	2.99%	2.29%	2.21%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.40%	2.92%	3.59%	4.73%	5/1/97
Class C	-0.31	2.94	3.23	4.03	8/15/97
Institutional	1.69	4.05	4.34	5.42	1/5/94
Service	1.19	3.53	3.83	4.85	3/13/96
Class IR	1.60	3.98	N/A	3.80	11/30/07
Class R	1.09	3.45	N/A	3.30	11/30/07
Class R6	N/A	N/A	N/A	2.34	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns for periods of less than 1 year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.78%	0.81%
Class C	1.53	1.56
Institutional	0.44	0.47
Service	0.94	0.97
Class IR	0.53	0.58
Class R	1.03	1.07
Class R6	0.42	0.45

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by full faith and credit or the United States or the government of a foreign country.

GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary

March 31, 2016

The following graph shows the value, as of March 31, 2016, of a $1,000,000 investment made on April 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2006 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	1.35%	3.70%	3.99%	4.94%
Including sales charges	-2.40%	2.92%	3.59%	4.73%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	0.69%	2.94%	3.23%	4.03%
Including contingent deferred sales charges	-0.31%	2.94%	3.23%	4.03%

Institutional Class (Commenced January 5, 1994)	1.69%	4.05%	4.34%	5.42%

Service Class (Commenced March 13, 1996)	1.19%	3.53%	3.83%	4.85%

Class IR (Commenced November 30, 2007)	1.60%	3.98%	N/A	3.80%

Class R (Commenced November 30, 2007)	1.09%	3.45%	N/A	3.30%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	2.34%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Global Income Fund

Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Global Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 1.67%, 0.83%, 2.00%, 1.23% and 1.95%, respectively. These returns compare to the 2.44% average annual total return of the Fund’s benchmark, the Barclays Global Aggregate Bond Index (Gross, USD, hedged) (the “Barclays Index”), during the same time period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of 2.92%. This return compares to the 3.72% cumulative total return of the Barclays Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Detracting from the Fund’s performance was our cross-sector strategy. Our cross sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

The primary contributor to the Fund’s performance was our country strategy. Within our country strategy, our five-year/ five-year relative value trading, implemented via the use of interest rate swaps, proved most effective. (The strategy looks at various countries, both developed and emerging market, for relative value opportunities.) In particular, the Fund’s exposure to the European and Canadian interest rate curves proved effective. Such positioning more than offset the detracting impact of positioning in the U.K. and Japan during the Reporting Period. Additionally, several relative value trades benefited results, especially our long Japanese yen versus short U.S. dollar; our long Canadian dollar versus short U.S. dollar; and our outright long Australian dollar and long Canadian dollar trades. The country strategy is primarily implemented via interest rate swaps and/or futures.

Bottom-up individual issue selection within the government/ swaps sector also contributed positively to the Fund’s results during the Reporting Period. The government/swaps strategy is primarily implemented via interest rate swaps and/or futures. Individual issue selection strategies reflect any active views we take on a particular sector.

To a more modest degree, our duration strategy also added value. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our cross-sector strategy was a significant detractor. Cross-sector positioning detracted primarily due to an overweighted allocation to corporate credit, as credit spreads widened during the Reporting Period. Such widening was driven by factors that included persistent weakness in commodity prices, concerns about slowing economic growth in China, uncertainty around the future path of central bank monetary policy, and fears of a possible U.S. recession.

On the positive side, individual issue selection within the government/swaps sector proved particularly effective during the Reporting Period. Positions in a number of Italian government bonds contributed positively to the Fund’s relative results. Also, a number of butterfly and curve steepener/ flattener positions across both the European and U.S. interest rate curves added value. (A butterfly position is a neutral option strategy that use four option contracts with the same expiration but three different strike prices to create a range of prices the strategy can profit from. A strike price is the price at which a

PORTFOLIO RESULTS

specific derivative contract can be exercised. The trader sells two option contracts at the middle strike price and buys one option contract at a lower strike price and one option contract at a higher strike price. Both puts and calls can be used for a butterfly spread. A curve steepener strategy is one that uses derivatives to benefit from escalating yield differences that occur as a result of increases in the yield curve between two Treasury bonds of different maturities. This strategy can be effective in certain macroeconomic scenarios in which the price of the longer term Treasury is driven down. A curve flattener is the converse, using derivatives to benefit in a yield-rate environment in which long-term rates are decreasing at a rate faster than short-term rates. This causes the yield curve to flatten as the short-term and long-term rates start to converge.) The Fund’s New York tactical auction trade, which looks to take advantage of mis-pricing in the yield curve in the run-up to, or time preceding, issuance, also performed well.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s duration and yield curve positioning contributed positively to results during the Reporting Period. The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted.

For example, we maintained a short U.S. duration position relative to the Barclays Index during the second quarter of 2015, which helped as government yields rose broadly on stronger economic data and expectations that the Federal Reserve (the “Fed”) would raise interest rates in 2015. In August 2015, we removed the short U.S. duration position and moved to a rather neutral position relative to the Barclays Index as volatility picked up early in the month. We then shifted to a modestly longer duration position than that of the Barclays Index in September 2015, ahead of the Fed’s meeting, due to tightening financial conditions and on our view, proved correct, that the Fed was not likely to raise rates. We maintained a bullish bias regarding the Fed’s monetary policy, but toward the end of September 2015, we returned to a more neutral duration position in the Fund compared to that of the Barclays Index as yields moved lower amid Fed rhetoric indicating its bias toward hiking rates in late 2015. We subsequently moved back to a longer duration position than that of the Barclays Index in both U.S. and European rates in the fourth quarter of 2015. The Fed finally raised rates in December 2015, signaling that the U.S. economy was strengthening. After the initial lift-off, as that first interest rate hike was commonly referred to, financial conditions tightened, driven largely by a strong U.S. dollar and weakness in credit markets. In January 2016, we moved to a neutral duration position relative to the Barclays Index in U.S. rates. We similarly moved to a neutral European rates duration positions, as upside surprises in economic data contended with expectations for further easing from the European Central Bank (“ECB”) given persistently low inflation data. Later in the first quarter of 2016, we moved to a short U.S. duration position relative to the Barclays Index given what we viewed to be positive inflation, labor market and economic growth data. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate and credit default swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies. Forward sales contracts were used to implement currency transactions based on our active views and for hedging purposes. Written option contracts were used to implement active views within our top-down and bottom-up selection strategies and for hedging purposes.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we adjusted the Fund’s U.S. and European duration positions during the Reporting Period as market conditions and perceptions around central bank policy shifted.

From a sector perspective, on a market-value weighted basis, we increased the Fund’s exposure relative to the Barclays Index to U.S. Treasuries as well as to asset-backed securities and residential mortgage-backed securities. We decreased its relative weightings in quasi-government securities, commercial mortgage-backed securities and emerging market debt.

From a country perspective, on a market-value weighted basis, we increased the Fund’s exposure relative to the Barclays Index to Japan and the U.S. and decreased its relative weightings in Canada, the U.K. and the Eurozone overall.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2016?

A	At the end of March 2016, on a market-value weighted basis, the Fund had overweighted allocations relative to the Barclays Index in asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities and investment grade corporate bonds. The Fund had underweighted exposure relative to the Barclays Index in quasi-government securities, covered bonds and emerging markets debt. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund was rather neutrally weighted compared to the Barclays Index in government securities and had no position in high yield corporate bonds at the end of the Reporting Period.

From a country perspective, on a market-value weighted basis, the Fund was overweight relative to the Barclays Index in the U.S. The Fund was underweight compared to the Barclays Index in the U.K. and Australia. The Fund was relatively neutrally weighted to the Eurozone overall, but within the region, was overweight Germany, underweight France and rather neutral to the remaining markets at the end of the Reporting Period. The Fund was also relatively neutrally weighted at the end of the Reporting Period to Canada, Denmark, Japan, Norway and Sweden. The Fund had a modestly shorter duration than the Barclays Index at the end of the Reporting Period.

FUND BASICS

Global Income Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015– March 31, 2016	Fund Total Return (based on NAV)[1]	Barclays Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.67%	2.44%	0.33%	0.21%
Class C	0.83	2.44	-0.31	-0.53
Institutional	2.00	2.44	0.68	0.56
Service	1.23	2.44	0.18	0.06
Class IR	1.95	2.44	0.59	0.46

July 31, 2015– March 31, 2016
Class R6	2.92%	3.72%	0.70%	0.57%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Global Aggregate Bond Index (Gross, USD, hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.16%	3.50%	3.94%	5.32%	8/2/91
Class C	-0.18	3.51	3.56	3.98	8/15/97
Institutional	2.00	4.65	4.70	5.74	8/1/95
Service	1.23	4.06	4.14	4.67	3/12/97
Class IR	1.95	4.54	N/A	3.85	7/30/10
Class R6	N/A	N/A	N/A	2.92	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns for periods of less than 1 year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.03%	1.18%
Class C	1.77	1.93
Institutional	0.70	0.84
Service	1.20	1.34
Class IR	0.77	0.90
Class R6	0.68	0.82

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

CURRENCY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/16	as of 3/31/15
U.S. Dollar[7]	56.6%	45.7%
Euro	25.7	27.6
Japanese Yen	17.0	11.0
British Pound	3.8	5.8
Canadian Dollar	2.1	3.4
Mexican Peso	0.6	3.5
South Korean Won	0.5	0.8
Australian Dollar	0.3	0.5
South African Rand	0.2	0.4
Danish Krone	0.1	0.2
Polish Zloty	0.1	0.1
Czech Koruna	0.1	0.1

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	These figures represent the value excluding short-term obligations. If short-term obligations had been included, the percentages for 3/31/16 and 3/31/15 would have been 61.7% and 50.0%, respectively.

GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary

March 31, 2016

The following graph shows the value, as of March 31, 2016, of a $1,000,000 investment made on April 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Global Aggregate Bond Index (Gross, USD, hedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Global Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2006 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 2, 1991)
Excluding sales charges	1.67%	4.29%	4.34%	5.48%
Including sales charges	-2.16%	3.50%	3.94%	5.32%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	0.83%	3.51%	3.56%	3.98%
Including contingent deferred sales charges	-0.18%	3.51%	3.56%	3.98%

Institutional Class (Commenced August 1, 1995)	2.00%	4.65%	4.70%	5.74%

Service Class (Commenced March 12, 1997)	1.23%	4.06%	4.14%	4.67%

Class IR (Commenced July 30, 2010)	1.95%	4.54%	N/A	3.85%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	2.92%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -2.49%, -3.21%, -2.16%, -2.24% and -2.73%, respectively. These returns compare to the 0.33% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -3.05%. This return compares to the 0.24% cumulative total return of the LIBOR Index during the same period.

We note that the Fund’s benchmark being the LIBOR Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s performance during the Reporting Period was individual issue selection. These strategies reflect any active views we take on these particular sectors.

Within our top-down strategies, our country and currency strategies contributed positively to Fund performance. Within our country strategy, the Fund benefited through most of the first half of the Reporting Period from a long Japan/U.S. versus short U.K./Europe trade, implemented as we sought to capture the divergence of the respective economies. Following strong performance, we wound down the trade and pivoted into a long Europe versus short U.K. and U.S. rates position. Within our currency strategy, the Fund benefited most from overweighted exposure to the Swedish krona and from underweighted exposure to a basket of Asian currencies, such as the Chinese renminbi and the South Korean won. Such positive contributors were partially offset by an overweighted position in the Mexican peso, which detracted.

The Fund’s duration strategy contributed positively, albeit modestly, to its performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection within the corporate bond and municipal debt sectors detracted. Through much of the Reporting Period, the broad corporate bond sector, both investment grade and high yield, experienced significant spread widening, meaning the differential in yields between these sectors and U.S. Treasuries increased. The Fund held modest exposure to corporate credit during the Reporting Period on our view that valuations were expensive. Toward the end of 2015, spreads widened further, and we took the opportunity to begin increasing exposure to the sector. However, as oil prices deteriorated at the end of 2015 and to start 2016, credit spreads meaningfully widened amidst heightened investor risk globally, which hurt overall performance. Early in 2016, we reduced the Fund’s corporate credit exposure. Within the municipal debt sector, exposure to Puerto Rico debt, primarily general obligation and special tax bonds, hurt most. There was significant downward price movement following comments in June 2015 by the commonwealth’s governor indicating that its current debt was unsustainable and there was a need for a debt restructure. At the end of the Reporting Period, the commonwealth was continuing to explore various options to restructure its outstanding debt.

PORTFOLIO RESULTS

Conversely, individual issue selection within the government/ swaps sector contributed positively to the Fund’s performance. In particular, the Fund benefited from its U.S. and Europe yield curve steepening positions within the sector.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s tactical duration and yield curve positioning contributed positively, albeit modestly, to results during the Reporting Period. The Fund benefited from tactical long exposure during certain points in the Reporting Period. We are able to make tactical duration bets by going either long or short in duration within the Fund. During the Reporting Period, we had decided to take active views in duration by establishing long duration positions in European interest rates, which was beneficial to the Fund. However, such positive contribution was partially offset by short positions in U.S. interest rates, which detracted.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, we used written options contracts and swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. We used total return swaps to manage curve exposure across various strategies within the Fund. Our currency strategy used forward sales contracts to implement long and short views within the strategy.

Both the country strategy and currency strategy employ derivatives to achieve their views. In the country strategy, the Fund’s Team primarily uses swaps/futures to express relative value trades in the interest rates of two separate countries. The country strategy overall contributed positively to the Fund’s performance during the Reporting Period. In the currency strategy, transactions were carried out primarily using OTC spot and forward foreign exchange contracts as well as by purchasing OTC options. The currency strategy overall contributed positively, albeit modestly, to the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors.

As mentioned earlier, we tactically adjusted the Fund’s duration and country positions during the Reporting Period as market conditions and perceptions around central bank policy shifted. Also during the Reporting Period, we modestly reduced our exposure to Puerto Rico municipal debt, as these securities had come under heavy pressure following comments from the commonwealth’s governor. We kept the Fund’s corporate bond exposure relatively modest throughout the Reporting Period, but added to this position towards the end of 2015 based on what we considered to be attractive valuations. As credit spreads further deteriorated in 2016, we switched to a more neutral stance on credit. During the Reporting Period, we also added to the Fund’s securitized exposure mainly through commercial mortgage-backed securities, as we sought to capture more spread in the Fund. Within our currency strategy, we increased the Fund’s exposure to the Swedish krona toward the end of the Reporting Period, as we believe the market was underpricing the strength in domestic growth in Sweden.

PORTFOLIO RESULTS

Q	How was the Fund positioned at the end of March 2016?

A	At the end of March 2016, the Fund had the majority of its total net assets invested in U.S. government securities, followed by collateralized loan obligations, emerging markets debt, agency and non-agency mortgage-backed securities, investment grade corporate bonds, commercial mortgage-backed securities, asset-backed securities, quasi-government securities, high yield corporate bonds and municipal bonds. The Fund’s credit exposure at the end of the Reporting Period was modest, as we reduced the allocation to begin 2016 on the back of significant spread widening. The Fund held Federal Family Education Loan Program (“FFELP”) student loans, as we believe these securities represent an opportunity to garner high quality cash flows at attractive levels. The Fund also had a substantial position in cash and cash equivalents at the end of the Reporting Period.

The Fund’s largest duration positions at the end of the Reporting Period were its long duration position in Europe versus its short duration positions in the U.K., U.S. and Japan. From a currency perspective, the Fund maintained long currency positions in the U.S. dollar, Mexican peso and Swedish krona. The Fund was most short a basket of Asian currencies at the end of the Reporting Period.

FUND BASICS

Strategic Income Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015– March 31, 2016	Fund Total Return (based on NAV)[1]	LIBOR Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-2.49%	0.33%	1.98%	1.95%
Class C	-3.21	0.33	1.36	1.29
Institutional	-2.16	0.33	2.39	2.36
Class IR	-2.24	0.33	2.30	2.27
Class R	-2.73	0.33	1.81	1.77

July 31, 2015– March 31, 2016
Class R6	-3.05%	0.24%	2.41%	2.38%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	-6.12%	1.36%	1.59%	6/30/10
Class C	-4.17	1.37	1.51	6/30/10
Institutional	-2.16	2.50	2.61	6/30/10
Class IR	-2.24	2.41	2.52	6/30/10
Class R	-2.73	1.89	2.01	6/30/10
Class R6	N/A	N/A	-3.05	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns for periods of less than 1 year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	0.91%
Class C	1.66	1.66
Institutional	0.57	0.57
Class IR	0.66	0.66
Class R	1.16	1.16
Class R6	0.55	0.55

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus.

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificate of deposits and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[8]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

GOLDMAN SACHS STRATEGIC INCOME FUND

Performance Summary

March 31, 2016

The following graph shows the value, as of March 31, 2016, of a $1,000,000 investment made on June 30, 2010 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Strategic Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from June 30, 2010 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced June 30, 2010)
Excluding sales charges	-2.49%	2.13%	2.27%
Including sales charges	-6.12%	1.36%	1.59%

Class C (Commenced June 30, 2010)
Excluding contingent deferred sales charges	-3.21%	1.37%	1.51%
Including contingent deferred sales charges	-4.17%	1.37%	1.51%

Institutional Class (Commenced June 30, 2010)	-2.16%	2.50%	2.61%

Class IR (Commenced June 30, 2010)	-2.24%	2.41%	2.52%

Class R (Commenced June 30, 2010)	-2.73%	1.89%	2.01%

Class R6 (Commenced July 31, 2015)	N/A	N/A	-3.05%*

*	Total return for periods of less than one year represents cumulative total return.

GOLDMAN SACHS BOND FUND

Schedule of Investments

March 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 25.7%
Automotive – 0.8%
Ford Motor Credit Co. LLC
$2,175,000	5.875%		08/02/21	$2,486,082
General Motors Financial Co., Inc.
1,050,000	3.500		07/10/19	1,070,649

				3,556,731

Banks – 5.5%
American Express Co.(a)(b)
1,200,000	6.800		09/01/66	1,197,000
Banco Bilbao Vizcaya Argentaria SA
1,175,000	3.000		10/20/20	1,184,620
Banco Nacional de Costa Rica(c)
260,000	6.250		11/01/23	254,800
Bank of America Corp.
625,000	4.125		01/22/24	658,717
575,000	4.000		04/01/24	601,698
BNP Paribas SA(a)(b)(c)
450,000	7.625		03/30/49	452,475
Citigroup, Inc.(a)(b)
375,000	5.875		03/27/49	360,000
425,000	6.125		11/15/49	429,250
Compass Bank
275,000	1.850	(a)	09/29/17	273,639
475,000	5.500		04/01/20	505,288
Credit Suisse AG(c)
250,000	6.500		08/08/23	268,750
Credit Suisse Group AG(a)(b)(c)
400,000	7.500		12/18/49	393,000
Credit Suisse Group Funding Guernsey Ltd.
250,000	3.750		03/26/25	237,973
Discover Financial Services(a)
900,000	3.750		03/04/25	871,136
ING Bank NV(a)(b)
700,000	4.125		11/21/23	705,999
ING Groep NV(a)(b)
475,000	6.000		04/16/49	446,500
Intesa Sanpaolo SpA
675,000	2.375		01/13/17	677,928
950,000	3.875		01/16/18	972,076
1,025,000	5.017	(c)	06/26/24	961,232
200,000	5.710	(c)	01/15/26	194,809
JPMorgan Chase & Co.(a)(b)
1,075,000	5.300		05/01/49	1,077,688
Lloyds Bank PLC
350,000	2.300		11/27/18	352,804
1,875,000	2.350		09/05/19	1,892,544
Lloyds Banking Group PLC(a)(b)
325,000	7.500		06/27/49	323,375
Macquarie Bank Ltd.(c)
400,000	6.625		04/07/21	455,143
Mitsubishi UFJ Financial Group, Inc.
525,000	2.950		03/01/21	535,446
900,000	3.850		03/01/26	935,835
Nationwide Building Society(c)
900,000	3.900		07/21/25	949,885

Corporate Obligations – (continued)
Banks – (continued)
PNC Preferred Funding Trust II(a)(b)(c)
$800,000	1.856%		03/29/49	$672,000
Royal Bank of Scotland Group PLC(a)(b)
300,000	7.500		08/10/49	279,612
275,000	8.000		08/10/49	262,625
Santander Bank NA
325,000	2.000	(a)	01/12/18	322,248
400,000	8.750		05/30/18	445,686
Santander Holdings USA, Inc.(a)
275,000	4.500		07/17/25	280,445
Santander UK Group Holdings PLC
950,000	2.875		10/16/20	945,907
775,000	4.750	(c)	09/15/25	737,296
Sumitomo Mitsui Financial Group, Inc.(c)
975,000	4.436		04/02/24	1,018,622
Synchrony Financial(a)
1,675,000	3.000		08/15/19	1,689,880
UBS Group Funding Jersey Ltd.(c)
1,275,000	4.125		09/24/25	1,276,818

				26,100,749

Brokerage – 0.5%
Morgan Stanley, Inc.
325,000	3.875		04/29/24	338,994
1,050,000	3.700		10/23/24	1,078,403
50,000	4.000		07/23/25	52,237
750,000	5.550	(a)(b)	07/15/49	736,875

				2,206,509

Building Materials(a)(c) – 0.1%
HD Supply, Inc.
300,000	5.250		12/15/21	314,625

Chemicals(a) – 0.3%
Eastman Chemical Co.
675,000	3.800		03/15/25	684,319
LyondellBasell Industries NV
300,000	5.000		04/15/19	319,543
Solvay Finance America LLC(c)
575,000	3.400		12/03/20	584,552

				1,588,414

Consumer Products – 0.3%
Newell Rubbermaid, Inc.
625,000	2.600		03/29/19	634,286
Sally Holdings LLC/Sally Capital, Inc.(a)
450,000	5.625		12/01/25	479,812
Spectrum Brands, Inc.(a)
100,000	6.625		11/15/22	108,000

				1,222,098

Diversified Financial Services(c) – 0.1%
GE Capital International Funding Co.
551,000	4.418		11/15/35	596,966

Electric(a) – 0.3%
Consumers Energy Co.
850,000	3.950		05/15/43	876,977

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Electric(a) – (continued)
Puget Sound Energy, Inc.(b)
$600,000	6.974%		06/01/67	$457,500

				1,334,477

Energy – 1.5%
Anadarko Petroleum Corp.
330,000	3.450	(a)	07/15/24	294,913
275,000	6.450		09/15/36	274,058
Antero Resources Corp.(a)
475,000	5.625		06/01/23	434,625
Apache Corp.(a)
100,000	3.250		04/15/22	95,974
650,000	4.250		01/15/44	554,627
Brazil Minas SPE via State of Minas Gerais
420,000	5.333		02/15/28	360,150
ConocoPhillips Co.(a)
400,000	4.200		03/15/21	417,784
580,000	3.350		11/15/24	552,147
325,000	4.950		03/15/26	339,940
400,000	4.150		11/15/34	349,823
Devon Energy Corp.(a)
250,000	3.250		05/15/22	208,750
200,000	5.600		07/15/41	155,138
Halliburton Co.(a)
525,000	3.375		11/15/22	533,174
525,000	3.800		11/15/25	523,558
Laredo Petroleum, Inc.(a)
150,000	6.250		03/15/23	125,625
Occidental Petroleum Corp.(a)
825,000	3.400		04/15/26	834,346
Petroleos de Venezuela SA
120,000	9.000		11/17/21	44,400
590,000	6.000		05/16/24	183,195
270,000	6.000		11/15/26	83,295
20,000	5.375		04/12/27	6,323
10,000	5.500		04/12/37	3,175
Pioneer Natural Resources Co.(a)
525,000	3.450		01/15/21	522,007
Valero Energy Corp.
425,000	3.650		03/15/25	417,533

				7,314,560

Food & Beverage – 1.6%
Anheuser-Busch InBev Finance, Inc.(a)
2,425,000	2.650		02/01/21	2,490,851
2,050,000	3.650		02/01/26	2,154,316
300,000	4.900		02/01/46	336,294
Kraft Heinz Foods Co.(a)(c)
525,000	2.800		07/02/20	536,700
775,000	3.950		07/15/25	824,440
SABMiller Holdings, Inc.(c)
675,000	4.950		01/15/42	753,109
Suntory Holdings Ltd.(c)
550,000	2.550		09/29/19	558,006

				7,653,716

Corporate Obligations – (continued)
Food & Drug Retailers(a) – 0.5%
CVS Health Corp.
$425,000	3.500%		07/20/22	$455,617
1,525,000	3.375		08/12/24	1,597,973
Walgreens Boots Alliance, Inc.
200,000	2.700		11/18/19	203,904
50,000	4.800		11/18/44	49,688

				2,307,182

Gaming – 0.1%
MGM Resorts International
475,000	6.750		10/01/20	510,625

Health Care – Services – 0.5%
CHS/Community Health Systems, Inc.(a)
100,000	8.000		11/15/19	97,375
McKesson Corp.(a)
650,000	2.700		12/15/22	645,763
UnitedHealth Group, Inc.
450,000	4.625		07/15/35	501,057
925,000	4.750		07/15/45	1,063,265

				2,307,460

Health Care Products – 0.3%
Becton Dickinson & Co.
475,000	2.675		12/15/19	485,267
Stryker Corp.(a)
275,000	2.625		03/15/21	280,539
475,000	3.500		03/15/26	493,493
Thermo Fisher Scientific, Inc.(a)
350,000	3.650		12/15/25	357,476

				1,616,775

Home Construction – 0.2%
MDC Holdings, Inc.
500,000	5.625		02/01/20	508,272
200,000	5.500	(a)	01/15/24	192,583
300,000	6.000	(a)	01/15/43	234,686

				935,541

Life Insurance(c) – 0.7%
Meiji Yasuda Life Insurance Co.(a)(b)
550,000	5.200		10/20/45	593,010
Reliance Standard Life Global Funding II
675,000	2.500		01/15/20	677,197
Teachers Insurance & Annuity Association of America
870,000	4.900		09/15/44	932,248
The Northwestern Mutual Life Insurance Co.
800,000	6.063		03/30/40	983,325

				3,185,780

Media – Cable – 0.7%
CCO Safari II LLC(a)(c)
150,000	3.579		07/23/20	152,783
925,000	4.908		07/23/25	977,923
Numericable-SFR SA(a)(c)
1,000,000	6.000		05/15/22	975,000

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Media – Cable – (continued)
	Time Warner Cable, Inc.
	$225,000	5.000%		02/01/20	$243,658
	Videotron Ltd.
	825,000	5.000		07/15/22	849,750

					3,199,114

	Media – Non Cable – 0.9%
	21st Century Fox America, Inc.
	1,125,000	4.000		10/01/23	1,209,135
	NBCUniversal Media LLC
	750,000	4.375		04/01/21	836,740
	1,525,000	4.450		01/15/43	1,634,461
	Nielsen Finance LLC/Nielsen Finance Co.(a)
	525,000	4.500		10/01/20	538,125
	Time Warner, Inc.(a)
	150,000	3.875		01/15/26	157,200

					4,375,661

	Metals & Mining – 0.2%
	Freeport-McMoRan, Inc.(a)
	475,000	5.400		11/14/34	290,937
	Glencore Finance Canada Ltd.(c)
	880,000	2.700		10/25/17	862,400

					1,153,337

	Noncaptive – Financial – 0.6%
	Capital One Financial Corp.(a)
	700,000	4.200		10/29/25	711,852
	General Electric Co.
MXN	2,000,000	8.500		04/06/18	123,770
	$200,000	6.150		08/07/37	269,722
	172,000	5.875		01/14/38	224,849
	International Lease Finance Corp.(c)
	200,000	6.750		09/01/16	203,000
	575,000	7.125		09/01/18	626,031
	Roper Technologies, Inc.(a)
	475,000	3.000		12/15/20	483,697

					2,642,921

	Packaging(a) – 0.1%
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu
	575,000	5.750		10/15/20	589,375

	Paper(a)(c) – 0.1%
	Sappi Papier Holding GmbH
	550,000	7.750		07/15/17	574,063

	Pharmaceuticals – 1.6%
	AbbVie, Inc.(a)
	750,000	2.500		05/14/20	761,346
	Actavis Funding SCS
	1,125,000	2.350		03/12/18	1,138,113
	275,000	3.450	(a)	03/15/22	284,392
	595,000	3.800	(a)	03/15/25	618,095
	550,000	4.850	(a)	06/15/44	585,700
	Bayer US Finance LLC(c)
	1,025,000	3.000		10/08/21	1,072,201

	Corporate Obligations – (continued)
	Pharmaceuticals – (continued)
	EMD Finance LLC(a)(c)
	$1,500,000	2.950%		03/19/22	$1,531,071
	Forest Laboratories LLC(a)(c)
	1,050,000	4.375		02/01/19	1,114,075
	425,000	5.000		12/15/21	474,480

					7,579,473

	Pipelines – 0.6%
	Enbridge, Inc.(a)
	325,000	3.500		06/10/24	288,828
	Energy Transfer Partners LP(a)
	70,000	3.600		02/01/23	60,392
	100,000	4.750		01/15/26	91,295
	Enterprise Products Operating LLC(a)(b)
	1,075,000	8.375		08/01/66	849,250
	125,000	7.034		01/15/68	124,063
	Kinder Morgan, Inc.
	500	7.750		01/15/32	523
	Sunoco Logistics Partners Operations LP(a)
	200,000	4.250		04/01/24	181,768
	Western Gas Partners LP(a)
	525,000	3.950		06/01/25	448,875
	Williams Partners LP(a)
	475,000	3.600		03/15/22	387,125
	600,000	3.900		01/15/25	480,000

					2,912,119

	Property/Casualty Insurance – 0.4%
	Allied World Assurance Co. Holdings Ltd.(a)
	100,000	4.350		10/29/25	100,504
	American International Group, Inc.(a)
	450,000	3.750		07/10/25	450,542
	The Chubb Corp.(a)(b)
	500,000	6.375		03/29/67	432,500
	Trinity Acquisition PLC
	475,000	4.400		03/15/26	484,274
	ZFS Finance USA Trust II(a)(b)(c)
	625,000	6.450		12/15/65	623,750

					2,091,570

	Real Estate Investment Trust – 1.5%
	American Campus Communities Operating Partnership LP(a)
	800,000	3.750		04/15/23	807,958
	ARC Properties Operating Partnership LP(a)
	575,000	3.000		02/06/19	563,849
	CBRE Services, Inc.(a)
	500,000	5.250		03/15/25	513,750
	DDR Corp.
	755,000	7.500		04/01/17	797,163
	Education Realty Operating Partnership LP(a)
	750,000	4.600		12/01/24	745,511
	HCP, Inc.
	525,000	6.000		01/30/17	542,325
	800,000	4.250	(a)	11/15/23	798,215
	National Retail Properties, Inc.(a)
	400,000	4.000		11/15/25	407,393

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Real Estate Investment Trust – (continued)
	Select Income REIT(a)
	$125,000	2.850%		02/01/18	$125,236
	225,000	3.600		02/01/20	226,120
	325,000	4.150		02/01/22	319,909
	Senior Housing Properties Trust(a)
	300,000	3.250		05/01/19	298,552
	Trust F/1401(a)(c)
	300,000	5.250		12/15/24	305,250
	WEA Finance LLC/Westfield UK & Europe Finance PLC(a)(c)
	900,000	3.750		09/17/24	916,026

					7,367,257

	Retailers(a) – 0.4%
	Amazon.com, Inc.
	1,650,000	3.300		12/05/21	1,751,917
	Dollar Tree, Inc.(c)
	50,000	5.250		03/01/20	52,312
	150,000	5.750		03/01/23	158,625

					1,962,854

	Schools – 0.1%
	Rensselaer Polytechnic Institute
	350,000	5.600		09/01/20	397,828

	Technology – 1.3%
	Cisco Systems, Inc.
	650,000	2.200		02/28/21	662,559
	Fidelity National Information Services, Inc.(a)
	1,000,000	3.625		10/15/20	1,034,045
	Fiserv, Inc.(a)
	675,000	2.700		06/01/20	683,959
	Hewlett Packard Enterprise Co.(a)(c)
	600,000	4.900		10/15/25	615,598
	Intel Corp.(a)
	1,125,000	3.700		07/29/25	1,230,779
	Microsoft Corp.(a)
	800,000	3.125		11/03/25	841,830
	Oracle Corp.(a)
	775,000	2.500		05/15/22	789,785
	Tech Data Corp.
	400,000	3.750		09/21/17	407,540

					6,266,095

	Tobacco – 1.4%
	BAT International Finance PLC(c)
	1,450,000	3.950		06/15/25	1,587,244
	Philip Morris International, Inc.(a)
	500,000	2.750		02/25/26	507,909
	Reynolds American, Inc.
	700,000	4.850		09/15/23	787,723
	3,550,000	4.450	(a)	06/12/25	3,906,213

					6,789,089

	Transportation(c) – 0.4%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	500,000	2.875		07/17/18	503,627
	750,000	3.050	(a)	01/09/20	745,749

	Corporate Obligations – (continued)
	Transportation(c) – (continued)
	$525,000	3.375	%(a)	02/01/22	$521,247

					1,770,623

	Wireless Telecommunications – 0.5%
	American Tower Corp.
	300,000	3.400		02/15/19	308,057
	275,000	3.300	(a)	02/15/21	279,789
	Crown Castle International Corp.
	575,000	5.250		01/15/23	619,562
	Digicel Ltd.(a)(c)
	800,000	6.750		03/01/23	702,000
	Sprint Communications, Inc.(c)
	250,000	7.000		03/01/20	250,938

					2,160,346

	Wirelines Telecommunications – 1.6%
	AT&T, Inc.(a)
	400,000	4.450		04/01/24	432,838
	175,000	3.950		01/15/25	182,159
	Telefonica Emisiones SAU
	600,000	5.134		04/27/20	664,327
	150,000	5.462		02/16/21	169,482
	Verizon Communications, Inc.
	275,000	2.625		02/21/20	282,365
	1,500,000	4.500		09/15/20	1,655,917
	2,100,000	5.150		09/15/23	2,423,248
	1,775,000	4.150	(a)	03/15/24	1,934,432

					7,744,768

	TOTAL CORPORATE OBLIGATIONS
	(Cost $121,641,088)				$122,328,701

	Mortgage-Backed Obligations – 39.4%
	Adjustable Rate Non-Agency(b) – 0.5%
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	530,296	0.066%		09/20/66	$586,518
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(c)
	1,151,415	2.750		04/20/20	1,283,991
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1
	$543,265	0.573		07/25/47	431,652
	Lehman XS Trust Series 2007-4N, Class 1A1
	41,453	0.566		03/25/47	40,747
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1B
	297,458	1.522		12/25/46	224,174

	TOTAL ADJUSTABLE RATE NON-AGENCY				$2,567,082

	Collateralized Mortgage Obligations – 4.3%
	Interest Only(d) – 0.2%
	FHLMC STRIPS Series 304, Class C45
	$554,729	3.000%		12/15/27	$51,102

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Interest Only(d) – (continued)
GNMA REMIC Series 2015-117, Class KI
$3,075,357	5.000%	08/20/45	$542,076
GNMA REMIC Series 2015-14, Class IO
1,429,043	5.000	10/20/44	255,267

			848,445

Inverse Floaters(b) – 0.9%
FHLMC REMIC Series 4314, Class SE
719,062	5.614	03/15/44	120,233
FHLMC REMIC Series 4320, Class SD
484,158	5.664	07/15/39	78,827
FHLMC REMIC Series 4431, Class ST
911,038	5.664	01/15/45	209,883
FNMA REMIC Series 2010-126, Class LS
1,258,740	4.562	11/25/40	243,710
FNMA REMIC Series 2013-121, Class SA
1,024,156	5.667	12/25/43	174,693
FNMA REMIC Series 2013-96, Class SW
478,248	5.667	09/25/43	82,590
FNMA REMIC Series 2014-87, Class MS
1,565,126	5.817	01/25/45	270,473
FNMA REMIC Series 2015-79, Class SA
889,268	5.817	11/25/45	144,133
FNMA REMIC Series 2015-81, Class SA
3,298,175	5.267	11/25/45	487,434
FNMA REMIC Series 2015-82, Class MS
1,019,425	5.267	11/25/45	160,118
FNMA REMIC Series 2015-86, Class BS
456,245	5.267	11/25/45	70,918
GNMA REMIC Series 2010-101, Class S
924,961	5.568	08/20/40	148,294
GNMA REMIC Series 2010-20, Class SE
954,300	5.818	02/20/40	158,171
GNMA REMIC Series 2010-31, Class SA
721,035	5.318	03/20/40	107,572
GNMA REMIC Series 2012-149, Class MS
203,703	5.818	12/20/42	32,748
GNMA REMIC Series 2013-113, Class SD
667,091	6.259	08/16/43	134,268
GNMA REMIC Series 2013-134, Class DS
258,055	5.668	09/20/43	42,048
GNMA REMIC Series 2013-152, Class SG
832,376	5.718	06/20/43	134,067
GNMA REMIC Series 2013-167, Class SG
393,153	5.718	11/20/43	60,063
GNMA REMIC Series 2013-181, Class SA
1,071,059	5.668	11/20/43	175,223
GNMA REMIC Series 2014-133, Class BS
661,760	5.168	09/20/44	97,768
GNMA REMIC Series 2014-41, Class SA
282,627	5.668	03/20/44	47,096
GNMA REMIC Series 2015-110, Class MS
3,746,642	5.278	08/20/45	570,892
GNMA REMIC Series 2015-126, Class HS
458,655	5.768	09/20/45	78,935

Mortgage-Backed Obligations – (continued)
Inverse Floaters(b) – (continued)
GNMA REMIC Series 2015-167, Class AS
$883,184	5.818%	11/20/45	$127,276
GNMA REMIC Series 2015-168, Class SD
453,104	5.768	11/20/45	74,201
GNMA REMIC Series 2016-4, Class SM
1,481,826	5.218	01/20/46	224,480
GNMA REMIC Series 2016-6, Class SB
1,175,856	5.218	01/20/46	180,592

			4,436,706

Planned Amortization Class – 0.0%
FNMA REMIC Series 2005-70, Class PA
110,588	5.500	08/25/35	124,328

Sequential Fixed Rate – 1.6%
FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
1,500,000	4.317	11/25/19	1,644,402
FHLMC Multifamily Structured Pass-Through Certificates Series K026, Class A2
2,000,000	2.510	11/25/22	2,069,220
FHLMC Multifamily Structured Pass-Through Certificates Series K044, Class A2
1,700,000	2.811	01/25/25	1,770,209
FNMA REMIC Series 2011-52, Class GB
909,219	5.000	06/25/41	1,008,299
FNMA REMIC Series 2012-111, Class B
85,232	7.000	10/25/42	98,562
FNMA REMIC Series 2012-153, Class B
218,962	7.000	07/25/42	258,336
NCUA Guaranteed Notes Series A4
600,000	3.000	06/12/19	634,429

			7,483,457

Sequential Floating Rate(b) – 1.6%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM
225,000	5.800	04/10/49	231,260
Commercial Mortgage Trust Series 2007-C9, Class A1A
2,349,246	6.006	12/10/49	2,440,199
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3
1,719,120	0.686	11/25/36	1,003,059
FHLMC Multifamily Structured Pass-Through Certificates Series K033, Class A2
1,200,000	3.060	07/25/23	1,279,818
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2
600,000	3.034	10/25/20	635,796
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3
260,000	3.736	10/25/27	245,232
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M3
300,000	4.236	03/25/25	289,560
FNMA Connecticut Avenue Securities Series 2014-C03, Class 1M1
71,781	1.636	07/25/24	71,524

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
FNMA Connecticut Avenue Securities Series 2015-C01, Class 2M1
$10,529	1.936%	02/25/25	$10,531
FNMA REMIC Series 2011-63, Class FG
230,884	0.883	07/25/41	230,984
FREMF Mortgage Trust Series 2014-K40, Class C(c)
600,000	4.072	11/25/47	523,963
FREMF Mortgage Trust Series 2014-K41, Class B(c)
400,000	3.831	11/25/47	355,896
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
50,000	5.478	02/12/44	50,699
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
50,000	5.931	12/15/44	48,109

			7,416,630

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$20,309,566

Federal Agencies – 34.6%
Adjustable Rate FHLMC(b) – 0.0%
$78,930	2.530%	09/01/35	$83,026

FHLMC – 0.7%
8,982	5.000	05/01/18	9,345
266,542	6.000	08/01/27	301,652
25,059	5.000	08/01/33	27,656
5,111	5.000	09/01/33	5,641
7,371	5.000	10/01/33	8,134
3,287	6.000	12/01/33	3,820
6,335	5.000	11/01/34	6,989
364,725	5.000	12/01/34	402,348
10,250	5.000	07/01/35	11,307
3,625	5.000	11/01/35	4,001
54,981	6.500	08/01/37	64,958
162,550	6.500	10/01/37	192,888
22,126	6.500	09/01/38	25,891
276,100	6.000	01/01/39	313,943
274,634	7.000	02/01/39	324,253
85,989	5.000	03/01/39	94,486
22,479	5.000	05/01/39	24,700
44,491	5.000	04/01/40	49,130
8,362	5.000	08/01/40	9,224
1,086,734	5.500	08/01/40	1,210,968
6,764	5.000	04/01/41	7,485
7,667	5.000	06/01/41	8,451

			3,107,270

FNMA – 22.0%
718,314	2.800	03/01/18	730,379
1,600,000	4.506	06/01/19	1,679,339
43,375	6.000	06/01/21	46,879
44,185	5.000	08/01/23	48,176
23,873	5.500	09/01/23	26,071
14,448	5.500	10/01/23	15,853
101,885	5.000	02/01/24	109,499
380,407	5.500	05/01/25	396,539
68,905	6.000	12/01/32	79,448

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$1,375	5.500%	03/01/33	$1,549
120,872	5.500	04/01/33	137,513
245	6.000	05/01/33	286
3,549	5.000	08/01/33	3,931
906	5.500	09/01/33	1,023
29,586	5.500	12/01/33	33,447
216	6.000	12/01/33	250
1,137	5.500	02/01/34	1,285
13,985	6.000	02/01/34	16,123
2,581	5.500	03/01/34	2,920
212	5.500	04/01/34	241
6,063	5.500	09/01/34	6,843
2,184	5.500	10/01/34	2,468
8,061	5.500	12/01/34	9,124
43,382	5.000	04/01/35	48,412
163	6.000	04/01/35	188
5,897	5.500	05/01/35	6,646
2,433	5.500	07/01/35	2,750
549,626	6.000	07/01/35	627,058
1,391	5.500	09/01/35	1,583
133,805	6.000	09/01/35	152,655
5,256	6.000	03/01/36	6,057
8,190	6.000	04/01/36	9,416
101	5.500	02/01/37	114
202	5.500	04/01/37	228
63	5.500	05/01/37	71
6,226	5.000	02/01/38	6,884
14,948	5.500	02/01/38	16,798
251	5.500	03/01/38	284
224	5.500	06/01/38	253
223	5.500	07/01/38	252
235	5.500	08/01/38	265
229	5.500	09/01/38	258
206,046	6.000	11/01/38	236,578
63	5.500	12/01/38	71
74,714	6.000	12/01/38	85,725
36,101	4.500	02/01/39	39,278
182,590	7.000	03/01/39	216,578
18,099	4.500	04/01/39	19,985
4,234	5.500	06/01/39	4,786
58,353	5.000	07/01/39	64,539
21,986	4.500	08/01/39	24,301
768,060	5.000	10/01/39	849,474
3,805	5.500	11/01/39	4,296
244,387	4.500	12/01/39	270,124
274,579	4.500	06/01/40	299,453
115,271	4.500	08/01/41	125,952
741,461	3.500	12/01/41	778,822
164,968	5.000	12/01/41	182,793
1,416,790	3.500	02/01/42	1,487,944
1,801,312	3.500	03/01/42	1,891,777
581,272	3.500	07/01/42	610,465
590,701	3.500	09/01/42	620,366
100,226	3.000	12/01/42	103,550
244,528	3.000	01/01/43	252,638
73,981	3.000	02/01/43	76,434

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$252,666	3.000%	03/01/43		$261,044
554,896	3.000	04/01/43		573,298
288,737	3.000	05/01/43		298,313
78,822	3.000	06/01/43		81,436
702,534	3.000	07/01/43		725,832
1,348,322	3.500	07/01/43		1,414,564
584,881	3.500	08/01/43		613,616
804,722	3.500	11/01/43		845,137
579,965	5.000	11/01/43		641,026
86,851	5.000	06/01/44		96,086
56,324	3.500	02/01/45		59,099
37,230	3.500	03/01/45		39,064
848,846	3.000	04/01/45		873,151
8,288,777	3.500	11/01/45		8,701,921
26,867,353	3.500	01/01/46		28,208,623
10,057,141	3.500	02/01/46		10,559,213
31,000,000	3.000	TBA-30yr	(e)	31,801,641
6,000,000	4.000	TBA-30yr	(e)	6,412,031

				104,680,382

GNMA – 11.9%
183,210	3.950	07/15/25		203,858
82,002	5.500	11/15/32		93,674
45,867	5.500	01/15/33		52,601
74,322	5.500	02/15/33		85,234
90,292	5.500	03/15/33		103,548
73,668	5.500	07/15/33		83,543
41,874	5.500	08/15/33		48,022
32,239	5.500	09/15/33		36,972
42,644	5.500	04/15/34		48,809
44,462	5.500	05/15/34		50,890
385,564	5.500	09/15/34		441,309
326,503	5.500	12/15/34		373,709
316,493	5.500	01/15/35		359,558
2,116	5.500	05/15/36		2,404
37,478	5.000	11/15/40		41,873
77,273	4.000	08/20/43		82,761
1,958,032	4.000	10/20/43		2,094,635
2,336,516	4.000	10/20/45		2,501,533
1,000,000	3.000	TBA-30yr	(e)	1,033,984
46,000,000	4.000	TBA-30yr	(e)	49,187,657

				56,926,574

TOTAL FEDERAL AGENCIES				$164,797,252

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $185,806,323)				$187,673,900

Agency Debentures – 1.2%
FHLB
$2,400,000	4.625%	09/11/20		$2,730,734
400,000	5.375	08/15/24		500,008
FNMA
800,000	6.250	05/15/29		1,142,304

Agency Debentures – (continued)
Tennessee Valley Authority
$1,200,000	3.875%	02/15/21		$1,335,604

TOTAL AGENCY DEBENTURES
(Cost $5,179,194)				$5,708,650

Asset-Backed Securities – 9.6%
Collateralized Loan Obligations – 6.9%
ACIS CLO Ltd. Series 2013-1A, Class ACOM(b)(c)
$4,000,000	1.543%	04/18/24		$3,804,800
ACIS CLO Ltd. Series 2013-2A, Class A(b)(c)
287,744	0.821	10/14/22		283,430
ACIS CLO Ltd. Series 2013-2A, Class ACOM(b)(c)
2,084,210	1.019	10/14/22		2,034,606
Crown Point CLO lll Ltd. Series 2015-3A, Class ACOM(b)(c)
3,900,000	0.000	12/31/27		3,797,040
Crown Point CLO Ltd. Series 2012-1A, Class ACOM(b)(c)
917,897	0.000	11/21/22		906,790
Duane Street CLO IV Ltd. Series 2007-4A, Class A1R(b)(c)
2,683,103	0.622	11/14/21		2,626,618
Golub Capital Management CLO Ltd. Series 2007-1A, Class A(b)(c)
159,512	0.856	07/31/21		158,374
Greywolf CLO V Ltd. Series 2015-1A, Class A1(b)(c)
1,450,000	1.920	04/25/27		1,444,557
Halcyon Loan Advisors Funding Ltd. Series 2015-1A, Class A(b)(c)
1,700,000	1.767	04/20/27		1,661,583
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(b)(c)
2,300,000	1.720	07/25/27		2,232,272
NewMark Capital Funding CLO Ltd. Series 2013-1A, Class A2(b)(c)
2,500,000	1.536	06/02/25		2,437,220
OCP CLO Ltd. Series 2012-2A, Class ACOM(b)(c)
2,069,639	0.000	11/22/23		2,039,422
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(c)
1,650,000	1.618	04/17/25		1,596,540
Red River CLO Ltd. Series 1A, Class A(b)(c)
328,679	0.599	07/27/18		327,587
Regatta IV Funding Ltd. Series 2014-1A, Class A1(b)(c)
1,538,552	1.730	07/25/26		1,519,439
Regatta IV Funding Ltd. Series 2014-1A, Class B(b)(c)
311,448	2.330	07/25/26		300,202
Sound Point CLO Vlll Ltd. Series 2015-1A, Class B(b)(c)
700,000	2.371	04/15/27		658,243
SPS Servicer Advance Receivables Trust Series 2015-T2, Class AT2(c)
1,800,000	2.620	01/15/47		1,800,394
Westchester CLO Ltd. Series 2007-1X, Class A1A(b)
3,508,991	0.554	08/01/22		3,464,736

				33,093,853

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount		Interest Rate		Maturity Date	Value
	Asset-Backed Securities – (continued)
	Home Equity – 0.5%
	Bayview Opportunity Master Fund IIIb RPL Trust Series 2015-3, Class A1(c)(f)
	$134,736	3.623%		04/28/30	$134,727
	Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2(b)
	7,141	1.233		10/27/32	6,481
	Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1(b)
	3,823	1.096		10/25/32	3,671
	Bear Stearns Asset Backed Securities Trust Series 2005-SD4, Class 2A1(b)
	44,908	1.236		12/25/42	44,907
	CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1(b)
	1,425	1.056		01/25/32	1,179
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1(b)
	78,618	7.000		09/25/37	78,000
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1(b)
	41,511	7.000		09/25/37	41,518
	GSAMP Trust Series 2006-HE8, Class A2C(b)
	1,330,380	0.606		01/25/37	1,041,091
	Home Equity Asset Trust Series 2002-1, Class A4(b)
	257	1.036		11/25/32	209
	Home Equity Loan Trust Series 2007-FRE1, Class 2AV3(b)
	1,400,000	0.666		04/25/37	846,097
	Renaissance Home Equity Loan Trust Series 2003-2, Class A(b)
	1,069	1.316		08/25/33	956
	Renaissance Home Equity Loan Trust Series 2003-3, Class A(b)
	3,933	0.936		12/25/33	3,724

					2,202,560

	Student Loan(b) – 2.2%
	Edsouth Indenture No. 9 LLC Series 2015-1, Class A(c)
	1,916,438	1.233		10/25/56	1,833,609
	Scholar Funding Trust Series 2010-A, Class A(c)
	723,282	1.371		10/28/41	672,983
	SLM Student Loan Trust Series 2005-4, Class A3
	493,873	0.739		01/25/27	463,466
	SLM Student Loan Trust Series 2005-5, Class A4
	1,650,000	0.759		10/25/28	1,552,069
	SLM Student Loan Trust Series 2006-10, Class A5A
	1,507,484	0.719		04/25/27	1,471,217
	SLM Student Loan Trust Series 2006-2, Class A5
	3,530,487	0.729		07/25/25	3,482,008
	SLM Student Loan Trust Series 2008-2, Class A3
	381,076	1.369		04/25/23	365,218
	SLM Student Loan Trust Series 2008-4, Class A4
	850,000	2.269		07/25/22	851,008

					10,691,578

	TOTAL ASSET-BACKED SECURITIES
	(Cost $45,915,120)				$45,987,991

	Foreign Debt Obligations – 4.9%
	Sovereign – 4.7%
	Dominican Republic
DOP	100,000	10.375%		03/04/22	$2,191
	300,000	14.500		02/10/23	7,466
	$280,000	6.600	(c)	01/28/24	296,800
	210,000	6.600		01/28/24	222,600
	360,000	6.875	(c)	01/29/26	381,600
	191,000	8.625		04/20/27	217,740
DOP	100,000	11.375		07/06/29	2,233
	$450,000	6.850		01/27/45	441,000
	Italy Buoni Poliennali Del Tesoro
EUR	2,726,725	2.350		09/15/19	3,412,108
	Japan Treasury Discount Bill(g)
JPY	930,000,000	0.000		04/18/16	8,263,361
	Republic of Colombia
	$500,000	8.125		05/21/24	626,250
	260,000	4.500		01/28/26	265,850
	Republic of Croatia
EUR	150,000	3.875		05/30/22	174,739
	Republic of Indonesia
	$320,000	4.125	(c)	01/15/25	321,600
	1,060,000	4.750	(c)	01/08/26	1,110,350
	220,000	7.750		01/17/38	282,700
	Republic of South Africa
	200,000	5.875		09/16/25	217,000
	Republic of Turkey
	500,000	5.750		03/22/24	540,625
	Republic of Venezuela
	270,000	7.750		10/13/19	101,250
	60,000	6.000		12/09/20	20,100
	50,000	12.750		08/23/22	21,500
	20,000	9.000		05/07/23	7,000
	300,000	8.250		10/13/24	102,000
	60,000	11.750		10/21/26	23,550
	40,000	9.250		09/15/27	16,000
	400,000	9.250		05/07/28	141,000
	130,000	11.950		08/05/31	51,350
	90,000	9.375		01/13/34	31,725
	Spain Government Inflation Linked Bond(c)
EUR	2,279,069	0.550		11/30/19	2,689,306
	United Mexican States
MXN	2,128,400	6.500		06/10/21	129,390
	$530,000	3.625		03/15/22	547,225
MXN	186,400	8.000		12/07/23	12,276
	4,356,000	7.500		06/03/27	279,622
	1,065,300	8.500		05/31/29	73,741
	3,616,300	7.750		11/23/34	235,475
	$20,000	6.050		01/11/40	23,450
	700,000	4.750		03/08/44	700,000
	90,000	5.550		01/21/45	99,675
	480,000	4.600		01/23/46	470,400

					22,562,248

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Foreign Debt Obligations – (continued)
	Supranational – 0.2%
	Inter-American Development Bank
	$700,000	1.000%	02/27/18	$696,235

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $22,831,627)			$23,258,483

	Structured Note – 0.2%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
BRL	4,674,294	6.000%	08/15/40	$1,222,447
	(Cost $2,548,010)

	Municipal Debt Obligations – 1.3%
	California – 0.5%
	California State GO Bonds Build America Taxable Series 2009
	$210,000	7.550%	04/01/39	$321,519
	California State GO Bonds Build America Taxable Series 2010
	625,000	7.950	03/01/36	756,231
	East Bay Municipal Utility Disrtict Water System RB Build America SubSeries 2010
	900,000	5.874	06/01/40	1,174,869

				2,252,619

	Illinois – 0.1%
	Illinois State GO Bonds Build America Series 2010
	500,000	7.350	07/01/35	546,280
	Illinois State GO Bonds Taxable-Pension Series 2003
	115,000	5.100	06/01/33	107,542

				653,822

	Ohio – 0.1%
	American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	250,000	6.270	02/15/50	302,873

	Puerto Rico – 0.6%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	85,000	6.000	07/01/38	57,163
	45,000	6.000	07/01/44	30,150
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	120,000	5.500	07/01/28	79,800
	20,000	5.750	07/01/37	13,300
	35,000	6.000	07/01/47	23,363
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
	50,000	5.000	07/01/33	32,375
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
	10,000	5.750	07/01/41	5,975
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
	15,000	5.500	07/01/32	8,925

	Municipal Debt Obligations – (continued)
	Puerto Rico – (continued)
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
	$10,000	5.750%	07/01/38	$5,975
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
	1,060,000	5.750	07/01/28	638,650
	170,000	5.000	07/01/41	100,725
	Puerto Rico Commonwealth GO Bonds Series 2007 A
	15,000	5.250	07/01/37	8,906
	Puerto Rico Commonwealth GO Bonds Series 2014 A
	595,000	8.000	07/01/35	409,062
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A
	10,000	5.250	07/01/27	6,000
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(g)
	15,000	0.000	08/01/37	1,415
	15,000	0.000	08/01/38	1,326
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
	105,000	5.250	08/01/27	43,050
	325,000	0.000 (g)	08/01/32	125,947
	95,000	5.750	08/01/37	39,663
	15,000	6.375	08/01/39	6,394
	270,000	6.000	08/01/42	114,075
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
	50,000	0.000 (g)	08/01/33	13,270
	80,000	5.500	08/01/37	33,000
	75,000	5.375	08/01/39	30,750
	595,000	5.500	08/01/42	245,437
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
	150,000	5.375	08/01/36	61,500
	15,000	5.375	08/01/38	6,150
	290,000	6.000	08/01/39	122,525
	935,000	5.250	08/01/41	381,012
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
	370,000	5.000	08/01/43	148,925
	50,000	5.250	08/01/43	20,375
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
	130,000	5.500	08/01/28	53,950

				2,869,133

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $6,733,851)			$6,078,447

	Government Guarantee Obligations(h) – 1.1%
	Hashemite Kingdom of Jordan Government AID Bond
	$1,600,000	2.503%	10/30/20	$1,669,021

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value
Government Guarantee Obligations(h) – (continued)
Israel Government AID Bond
$2,000,000	5.500%		09/18/23	$2,492,473
300,000	5.500		12/04/23	375,366
650,000	5.500		04/26/24	814,888
40,000	5.500		09/18/33	54,495

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $5,209,428)				$5,406,243

U.S. Treasury Obligations – 16.7%
United States Treasury Bonds
$9,000,000	3.750	%(i)	11/15/43	$11,185,020
4,800,000	3.625	(i)	02/15/44	5,825,904
2,080,000	3.000		11/15/44	2,245,193
100,000	2.875		08/15/45	105,233
4,800,000	3.000	(i)	11/15/45	5,184,336
United States Treasury Inflation Protected Securities
1,355,939	0.125		04/15/17	1,371,614
1,844,730	0.125		04/15/18	1,878,157
1,360,697	0.125		01/15/22	1,382,591
513,175	0.125		01/15/23	517,983
3,588,380	0.375		07/15/23	3,699,942
3,685,575	0.625		01/15/24	3,841,623
937,857	0.125		07/15/24	942,255
882,736	2.500		01/15/29	1,110,870
712,446	2.125		02/15/40	912,486
1,067,325	1.375		02/15/44	1,198,574
United States Treasury Notes
5,400,000	0.750		01/31/18	5,401,512
6,600,000	1.625		06/30/20	6,731,868
4,300,000	1.625		07/31/20	4,385,656
15,100,000	1.500		02/28/23	15,060,136
6,500,000	1.500		03/31/23	6,479,200

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $76,559,189)				$79,460,153

Shares	Rate	Value
Investment Company(b)(j) – 12.4%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
58,985,636	0.250%	$58,985,636
(Cost $58,985,636)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $531,409,466)		$536,110,651

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 2.8%
Commercial Paper – 2.8%
AutoZone, Inc.(g)
$2,200,000	0.000%	04/08/16	$2,199,705
Barclays Bank PLC
3,250,000	1.222	04/13/16	3,250,000
Bayer Corp.(g)
1,800,000	0.000	04/05/16	1,799,872
Southern Co.(g)
1,800,000	0.000	04/21/16	1,799,190
2,200,000	0.000	04/01/16	2,200,000
United Healthcare Co.
2,000,000	0.864	05/09/16	1,998,205

TOTAL SHORT-TERM INVESTMENTS
(Cost $13,246,972)			$13,246,972

TOTAL INVESTMENTS – 115.3%
(Cost $544,656,438)			$549,357,623

LIABILITIES IN EXCESS OF OTHER ASSETS – (15.3)%			(73,007,780)

NET ASSETS – 100.0%			$476,349,843

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $69,768,343, which represents approximately 14.7% of net assets as of March 31, 2016.
(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $88,435,313 which represents approximately 18.6% of net assets as of March 31, 2016.
(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2016.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $5,406,243, which represents approximately 1.1% of net assets as of March 31, 2016.
(i)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(j)	Represents an affiliated fund.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Currency Abbreviations:
AED	—United Arab Emirates Dirham
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
SPA	—Stand-by Purchase Agreement
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	AUD	129,719	USD	97,098	$99,308	04/28/16	$2,209
	BRL	2,381,388	USD	649,000	661,509	04/04/16	12,509
	CAD	965,842	USD	694,120	743,685	04/06/16	49,565
	HUF	120,071,386	EUR	382,000	435,035	04/26/16	19
	JPY	769,158,394	USD	6,788,430	6,839,734	04/26/16	51,303
	NZD	2,427,000	USD	1,618,338	1,675,227	04/26/16	56,889
	PLN	3,184,986	EUR	739,000	853,238	04/26/16	11,676
	RUB	61,668,563	USD	827,000	916,827	04/04/16	89,827
	SEK	44,240,621	EUR	4,743,807	5,454,524	04/26/16	52,344
Barclays Bank PLC	AUD	1,653,000	USD	1,245,124	1,265,590	04/26/16	20,466
	CAD	552,987	USD	423,000	425,802	04/26/16	2,802
	CNH	2,494,570	USD	363,764	383,005	09/01/16	19,241
	CNY	698,756	USD	105,792	107,850	05/19/16	2,058
	CNY	2,659,920	USD	392,840	408,444	08/05/16	15,604
	CNY	3,283,331	USD	487,720	503,798	08/16/16	16,078
	EUR	738,000	GBP	578,161	840,424	04/26/16	9,975
	EUR	667,613	SEK	6,155,722	760,268	04/26/16	1,315
	INR	27,557,414	USD	399,000	415,616	04/07/16	16,616
	INR	27,406,015	USD	406,000	412,663	04/18/16	6,663

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Barclays Bank PLC	NZD	629,000	USD	416,918	$434,165	04/26/16	$17,247
(continued)	ZAR	2,479,431	USD	162,000	167,085	04/26/16	5,085
BNP Paribas SA	CNH	7,173,294	USD	1,053,038	1,101,356	09/01/16	48,318
	EUR	384,000	GBP	301,813	437,294	04/26/16	3,781
	GBP	312,000	USD	442,787	448,145	04/26/16	5,358
	HUF	120,809,088	EUR	384,000	437,708	04/26/16	414
	INR	26,959,421	USD	404,068	406,814	04/04/16	2,746
	INR	27,501,235	USD	398,000	414,769	04/07/16	16,769
	MXN	251,546	USD	14,182	14,524	04/26/16	342
	MYR	1,652,284	USD	400,000	423,864	04/01/16	23,864
	MYR	1,632,595	USD	408,752	421,073	04/25/16	12,321
	NOK	3,811,608	USD	447,325	460,582	04/26/16	13,257
	NZD	266,782	USD	177,962	184,145	04/26/16	6,183
	RUB	44,825,580	USD	652,122	665,073	04/11/16	12,951
	TWD	54,050,565	USD	1,669,000	1,681,518	04/21/16	12,518
Citibank NA (London)	BRL	774,429	USD	210,878	215,123	04/04/16	4,245
	CNH	9,467,244	USD	1,386,680	1,453,558	09/01/16	66,878
	COP	578,922,296	USD	180,448	192,928	04/04/16	12,480
	EUR	376,000	GBP	293,212	428,183	04/26/16	7,025
	GBP	2,204,831	USD	3,158,178	3,166,753	04/07/16	8,575
	GBP	140,815	USD	199,562	202,261	04/26/16	2,699
	IDR	5,775,635,978	USD	434,000	437,985	05/02/16	3,985
	INR	18,005,628	USD	271,292	271,558	04/07/16	266
	MYR	1,663,087	USD	398,000	426,635	04/01/16	28,635
	NZD	1,306,071	USD	887,241	901,510	04/26/16	14,269
	RUB	29,682,608	USD	399,000	441,292	04/04/16	42,292
	RUB	81,010,121	USD	1,069,681	1,202,984	04/08/16	133,303
	RUB	67,180,759	USD	906,978	994,166	04/20/16	87,188
	RUB	22,102,453	USD	316,604	326,892	04/22/16	10,288
	RUB	74,744,013	USD	1,098,732	1,104,178	04/26/16	5,446
	SEK	309,033	EUR	33,267	38,101	04/26/16	217
	USD	173,375	NZD	250,883	173,171	04/26/16	204
	ZAR	2,517,172	USD	162,000	169,628	04/26/16	7,628
Credit Suisse International	COP	517,656,300	USD	159,000	172,511	04/04/16	13,511
(London)	COP	1,314,529,580	USD	434,000	437,590	05/02/16	3,590
	COP	1,618,792,234	USD	531,274	537,874	05/13/16	6,600
	EUR	366,000	CHF	395,448	417,463	06/15/16	4,783
	EUR	369,000	USD	417,435	420,212	04/26/16	2,777
	RUB	22,781,412	USD	324,000	337,713	04/14/16	13,713
	RUB	127,944,118	USD	1,796,147	1,894,459	04/18/16	98,312
	RUB	11,965,725	USD	171,000	176,818	04/25/16	5,818
Deutsche Bank AG (London)	CNH	2,477,524	USD	364,000	380,388	09/01/16	16,388
	CNY	3,147,938	USD	465,967	483,708	07/26/16	17,743
	CNY	2,736,568	USD	404,968	420,299	08/02/16	15,332
	CNY	1,346,379	USD	198,962	206,771	08/03/16	7,809
	HUF	287,060,155	USD	1,016,142	1,040,058	04/26/16	23,915
	IDR	5,316,522,000	USD	400,000	404,237	04/07/16	4,237
	IDR	5,533,527,450	USD	417,000	420,270	04/18/16	3,270
	MXN	103,429,712	USD	5,788,220	5,972,097	04/26/16	183,877
	USD	435,801	EUR	382,000	435,016	04/26/16	784
	USD	940,337	THB	32,723,735	929,617	04/26/16	10,721
HSBC Bank PLC	CNH	4,893,048	USD	725,000	751,257	09/01/16	26,257
	CNY	2,339,975	USD	347,487	361,978	04/14/16	14,492
	CNY	4,729,205	USD	694,973	727,273	07/14/16	32,300

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
HSBC Bank PLC	CNY	4,033,347	USD	596,936	$620,220	07/15/16	$23,284
(continued)	CNY	2,416,843	USD	356,283	371,495	07/21/16	15,212
	CNY	3,813,286	USD	564,221	585,668	08/02/16	21,447
	CNY	2,691,812	USD	404,601	412,979	08/18/16	8,378
	EUR	1,121,000	USD	1,253,678	1,276,579	04/26/16	22,901
	KRW	2,017,620,843	USD	1,667,593	1,760,914	04/08/16	93,321
	MYR	1,476,642	USD	380,000	380,859	05/04/16	859
	NOK	3,498,013	EUR	368,000	422,688	04/26/16	3,614
	SEK	23,817,826	EUR	2,549,024	2,936,552	04/26/16	33,760
	TRY	2,371,622	USD	811,000	835,282	04/26/16	24,282
	TWD	13,250,216	USD	406,000	412,199	04/18/16	6,199
	TWD	27,976,812	USD	868,000	870,420	04/26/16	2,420
	USD	137,538	KRW	157,205,827	137,204	04/08/16	334
JPMorgan Chase Bank	BRL	5,763,471	USD	1,564,975	1,600,993	04/04/16	36,018
(London)	CNH	2,467,707	USD	363,000	378,881	09/01/16	15,881
	CNY	7,283,260	USD	1,065,688	1,120,272	07/11/16	54,584
	CNY	4,888,287	USD	716,260	751,839	07/12/16	35,579
	EUR	2,589,075	USD	2,905,331	2,950,601	05/19/16	45,271
	IDR	5,306,728,000	USD	396,024	402,077	04/04/16	6,053
	IDR	3,790,442,982	USD	285,318	288,203	04/07/16	2,885
	INR	27,240,136	USD	407,512	411,050	04/04/16	3,538
	MXN	29,327,932	USD	1,671,000	1,693,414	04/26/16	22,414
	MYR	1,660,175	USD	406,000	428,161	04/20/16	22,161
	MYR	1,703,186	USD	417,000	439,259	04/21/16	22,259
	PLN	14,158,577	USD	3,579,448	3,792,995	04/26/16	213,547
	RUB	12,894,811	USD	174,672	191,707	04/04/16	17,035
	USD	357,000	CNH	2,303,632	353,689	09/01/16	3,311
	USD	435,000	RUB	29,406,000	434,034	04/29/16	966
Morgan Stanley & Co.	BRL	5,251,666	USD	1,395,225	1,458,822	04/04/16	63,597
International PLC	CNH	1,395,011	USD	204,568	214,184	09/01/16	9,616
	EUR	372,000	USD	419,382	423,628	04/26/16	4,247
	MXN	7,289,013	USD	406,000	420,872	04/26/16	14,872
	MYR	1,525,859	USD	369,679	393,465	04/08/16	23,786
	NZD	605,000	USD	404,387	417,599	04/26/16	13,212
	RUB	23,538,582	USD	324,000	349,240	04/11/16	25,240
	RUB	28,679,293	USD	419,000	424,284	04/21/16	5,284
	RUB	29,607,003	USD	434,000	437,001	04/29/16	3,001
Royal Bank of Canada	AUD	766,949	USD	573,559	587,202	04/26/16	13,642
	BRL	1,597,388	USD	397,570	443,727	04/04/16	46,157
	CAD	566,688	USD	436,000	436,351	04/26/16	351
	USD	425,000	BRL	1,527,369	424,277	04/04/16	723
	USD	435,000	MXN	7,473,313	431,514	04/26/16	3,486
Royal Bank of Scotland PLC	COP	522,213,638	USD	159,000	174,030	04/04/16	15,030
	COP	1,264,618,128	USD	400,027	421,366	04/11/16	21,338
	COP	517,668,084	USD	162,000	172,464	04/15/16	10,464
	EUR	366,000	GBP	284,184	416,796	04/26/16	8,604
	EUR	372,000	NOK	3,496,019	423,628	04/26/16	1,182
	NOK	6,904,820	EUR	728,000	834,355	04/26/16	5,318
	TRY	3,634,503	USD	1,257,000	1,280,067	04/26/16	23,067
	USD	419,000	MXN	7,252,505	418,764	04/26/16	236
Standard Chartered Bank	AUD	563,000	USD	424,412	431,051	04/26/16	6,639
	CNH	4,962,114	USD	727,000	761,861	09/01/16	34,861
	CNY	4,924,430	USD	722,799	756,937	07/21/16	34,138
	CNY	4,890,436	USD	722,822	751,661	07/22/16	28,839

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Standard Chartered Bank	EUR	2,902,001	USD	3,251,886	$3,304,758	04/26/16	$52,872
(continued)	INR	52,270,155	USD	756,223	788,329	04/07/16	32,106
	INR	27,337,807	USD	406,000	411,636	04/18/16	5,636
	MYR	3,291,165	USD	805,000	848,705	04/11/16	43,705
	NZD	353,910	USD	233,448	244,285	04/26/16	10,837
	USD	1,431,000	CNH	9,255,760	1,421,089	09/01/16	9,911
	USD	261,000	ZAR	3,859,736	260,102	04/26/16	898
	ZAR	5,189,672	USD	338,000	349,724	04/26/16	11,724
State Street Bank (London)	EUR	375,000	SEK	3,461,850	427,045	04/26/16	225
	EUR	726,067	USD	814,235	826,834	04/26/16	12,599
	GBP	303,526	EUR	382,000	435,973	04/26/16	957
	GBP	153,587	USD	216,774	220,606	04/26/16	3,832
	MXN	7,221,928	USD	406,000	416,999	04/26/16	10,999
	SEK	55,720,685	EUR	5,996,681	6,869,926	04/26/16	40,990
	ZAR	31,198,951	USD	2,000,317	2,102,450	04/26/16	102,133
UBS AG (London)	AUD	541,000	USD	404,699	414,207	04/26/16	9,508
	BRL	4,651,107	USD	1,208,000	1,291,998	04/04/16	83,998
	CHF	809,059	EUR	737,000	842,360	04/26/16	3,074
	EUR	365,000	GBP	282,862	415,657	04/26/16	9,366
	EUR	736,000	USD	823,928	838,147	04/26/16	14,217
	NOK	6,911,611	EUR	730,000	834,944	06/15/16	2,300
	PLN	1,595,492	EUR	370,000	427,422	04/26/16	6,071
	SEK	3,445,959	EUR	368,000	424,860	04/26/16	5,787
	USD	436,857	AUD	568,000	434,879	04/26/16	1,978
	USD	2,972,807	JPY	330,627,223	2,940,099	04/26/16	32,707
Westpac Banking Corp.	AUD	477,700	USD	360,587	365,743	04/26/16	5,156
	CNH	2,501,455	USD	364,000	384,062	09/01/16	20,062
	IDR	5,306,728,000	USD	399,754	403,045	04/18/16	3,292
	MYR	904,094	USD	231,108	233,134	04/08/16	2,026
	NZD	1,620,937	USD	1,101,292	1,118,846	04/26/16	17,554
	USD	393,270	IDR	5,158,524,780	391,789	04/18/16	1,481
	USD	434,500	NZD	626,000	432,094	04/26/16	2,406
TOTAL							$3,295,015

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	AUD	1,134,000	USD	868,253	$868,227	04/26/16	$(25)
	EUR	376,000	PLN	1,603,264	428,183	04/26/16	(1,321)
	HUF	120,220,642	EUR	387,020	435,576	04/26/16	(5,157)
	USD	554,812	CAD	772,000	594,429	04/06/16	(39,617)
	USD	398,000	CNH	2,634,386	406,146	06/15/16	(8,146)
	USD	417,599	EUR	368,000	419,073	04/26/16	(1,474)
	USD	399,000	INR	27,036,240	407,973	04/04/16	(8,973)
Barclays Bank PLC	USD	427,000	CAD	566,103	435,901	04/26/16	(8,901)
	USD	105,792	CNH	698,756	107,877	05/19/16	(2,085)
	USD	392,840	CNH	2,658,348	408,725	08/05/16	(15,885)
	USD	487,720	CNH	3,281,380	504,228	08/16/16	(16,508)
	USD	1,882,706	CNH	12,636,643	1,940,173	09/01/16	(57,467)
	USD	435,244	EUR	383,000	436,155	04/26/16	(911)
	USD	404,987	NZD	601,000	414,838	04/26/16	(9,850)

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Barclays Bank PLC	USD	834,859	TWD	27,366,680	$851,345	04/18/16	$(16,486)
(continued)	USD	1,475,441	TWD	48,629,045	1,512,956	04/26/16	(37,516)
BNP Paribas SA	EUR	365,000	PLN	1,565,970	415,657	04/26/16	(3,857)
	HUF	6,364,952	EUR	20,322	23,061	04/26/16	(82)
	USD	1,625,524	AED	6,003,637	1,630,889	12/07/16	(5,365)
	USD	406,404	EUR	364,000	414,518	04/26/16	(8,114)
	USD	399,000	INR	27,163,318	409,891	04/04/16	(10,891)
	USD	402,921	INR	26,959,421	405,938	04/18/16	(3,018)
	USD	848,616	JPY	96,234,794	855,767	04/26/16	(7,151)
	USD	598,924	KRW	699,237,215	609,948	04/28/16	(11,024)
	USD	408,660	MYR	1,632,595	418,813	04/01/16	(10,153)
Citibank NA (London)	EUR	357,080	CHF	390,781	406,637	04/26/16	(228)
	EUR	626,085	SEK	5,822,088	712,976	04/26/16	(4,842)
	IDR	5,323,841,460	USD	406,000	404,508	04/14/16	(1,492)
	USD	2,667,000	AED	9,829,052	2,673,415	08/11/16	(6,415)
	USD	1,527,330	AUD	2,057,592	1,575,359	04/26/16	(48,030)
	USD	210,878	BRL	765,541	212,654	04/04/16	(1,776)
	USD	1,576,415	CAD	2,103,947	1,620,047	04/26/16	(43,631)
	USD	357,379	CNH	2,337,005	358,813	09/01/16	(1,435)
	USD	186,320	COP	627,991,373	209,134	04/28/16	(22,814)
	USD	859,912	EUR	770,590	877,537	04/26/16	(17,624)
	USD	3,391,258	GBP	2,373,414	3,408,884	04/07/16	(17,627)
	USD	671,110	IDR	9,106,964,982	692,440	04/07/16	(21,329)
	USD	270,802	INR	18,005,628	271,118	04/18/16	(316)
	USD	183,779	JPY	20,855,282	185,455	04/26/16	(1,676)
	USD	402,000	KRW	484,570,800	422,918	04/08/16	(20,918)
	USD	402,000	KRW	486,233,070	424,335	04/11/16	(22,335)
	USD	365,994	KRW	449,871,900	392,456	04/25/16	(26,463)
	USD	594,193	MYR	2,429,953	626,599	04/08/16	(32,406)
	USD	427,000	MYR	1,722,667	444,320	04/28/16	(17,320)
	USD	1,105,190	RUB	74,744,013	1,111,220	04/04/16	(6,030)
	USD	428,569	RUB	30,400,306	451,046	04/11/16	(22,478)
	USD	178,361	SEK	1,490,097	183,717	04/26/16	(5,357)
	USD	2,626,817	SGD	3,634,332	2,696,084	04/26/16	(69,268)
	USD	375,552	TWD	12,479,582	388,204	04/14/16	(12,652)
	USD	755,524	TWD	24,811,392	771,864	04/19/16	(16,340)
	USD	162,000	ZAR	2,459,967	165,773	04/26/16	(3,773)
Credit Suisse International	EUR	370,000	CHF	405,265	421,351	04/26/16	(595)
(London)	GBP	300,065	EUR	380,000	431,002	04/26/16	(1,737)
	JPY	19,463,921	USD	173,526	173,083	04/26/16	(444)
	USD	258,579	CAD	343,051	264,151	04/26/16	(5,572)
	USD	534,255	COP	1,618,792,234	539,469	04/04/16	(5,214)
	USD	168,000	RUB	11,547,312	170,980	04/18/16	(2,980)
	USD	169,000	RUB	11,515,694	170,315	04/22/16	(1,315)
Deutsche Bank AG (London)	EUR	369,000	SEK	3,435,656	420,212	04/26/16	(3,377)
	IDR	9,286,142,160	USD	708,000	705,778	04/11/16	(2,222)
	IDR	5,483,834,290	USD	419,000	416,370	04/21/16	(2,630)
	MXN	7,476,627	USD	434,000	431,705	04/26/16	(2,295)
	USD	465,967	CNH	3,146,187	483,983	07/26/16	(18,017)
	USD	404,968	CNH	2,734,746	420,537	08/02/16	(15,570)
	USD	198,962	CNH	1,345,583	206,907	08/03/16	(7,945)
	USD	1,792,777	CNH	11,977,286	1,838,939	09/01/16	(46,162)
	USD	354,493	IDR	4,856,556,600	368,595	04/25/16	(14,102)
	USD	850,000	KRW	989,950,800	863,607	04/25/16	(13,607)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
HSBC Bank PLC	KRW	157,205,827	USD	137,478	$137,142	04/25/16	$(336)
	USD	1,023,948	AED	3,782,774	1,027,591	12/07/16	(3,642)
	USD	193,997	AUD	260,044	199,098	04/26/16	(5,101)
	USD	419,000	BRL	1,524,850	423,577	04/04/16	(4,577)
	USD	347,487	CNH	2,342,060	362,129	04/14/16	(14,642)
	USD	694,973	CNH	4,728,597	727,863	07/14/16	(32,890)
	USD	596,936	CNH	4,032,124	620,624	07/15/16	(23,688)
	USD	356,283	CNH	2,416,308	371,802	07/21/16	(15,519)
	USD	564,221	CNH	3,811,402	586,101	08/02/16	(21,880)
	USD	404,601	CNH	2,689,789	413,279	08/18/16	(8,678)
	USD	2,157,212	CNH	14,513,612	2,228,355	09/01/16	(71,143)
	USD	855,000	HKD	6,633,355	855,269	04/26/16	(269)
	USD	905,142	INR	62,481,973	942,342	04/07/16	(37,199)
	USD	249,395	MYR	1,049,330	269,187	04/01/16	(19,792)
	USD	427,000	SGD	585,461	434,317	04/26/16	(7,317)
	USD	265,932	TWD	8,761,129	272,552	04/19/16	(6,620)
JPMorgan Chase Bank	IDR	3,637,464,940	USD	276,824	276,070	04/25/16	(754)
(London)	NZD	630,000	USD	434,880	434,855	04/26/16	(25)
	USD	1,016,151	BRL	4,253,000	1,181,410	04/04/16	(165,259)
	USD	1,145,960	BRL	4,253,000	1,162,488	06/02/16	(16,528)
	USD	126,117	CAD	167,978	129,341	04/06/16	(3,224)
	USD	3,498,053	CNH	22,869,570	3,534,522	04/26/16	(36,469)
	USD	1,065,688	CNH	7,286,105	1,121,711	07/11/16	(56,024)
	USD	716,260	CNH	4,890,264	752,827	07/12/16	(36,567)
	USD	709,000	CNH	4,661,516	715,708	09/01/16	(6,708)
	USD	846,543	EUR	753,000	857,506	04/26/16	(10,962)
	USD	11,270,287	EUR	10,043,476	11,445,899	05/19/16	(175,612)
	USD	524,205	IDR	6,979,260,852	530,448	04/11/16	(6,243)
	USD	427,000	IDR	5,690,330,100	431,701	04/29/16	(4,701)
	USD	284,568	IDR	3,790,442,982	287,441	05/02/16	(2,874)
	USD	964,000	KRW	1,163,413,040	1,015,389	04/08/16	(51,389)
	USD	811,000	MXN	14,449,567	834,327	04/26/16	(23,327)
	USD	423,000	MYR	1,696,272	437,496	04/25/16	(14,496)
	USD	326,307	SEK	2,805,000	345,749	04/19/16	(19,442)
	USD	266,866	SEK	2,220,668	273,791	04/26/16	(6,926)
	USD	423,847	TWD	14,139,543	439,829	04/12/16	(15,982)
Morgan Stanley & Co.	USD	1,939,675	BRL	7,304,338	2,029,019	04/04/16	(89,344)
International PLC	USD	835,000	JPY	94,250,625	838,123	04/26/16	(3,123)
	USD	406,000	KRW	483,546,000	421,945	04/15/16	(15,945)
	USD	423,000	KRW	490,468,500	427,872	04/25/16	(4,872)
	USD	151,000	MYR	633,445	162,499	04/01/16	(11,499)
	USD	785,653	MYR	3,177,360	819,445	04/20/16	(33,792)
	USD	424,572	NZD	633,000	436,926	04/26/16	(12,354)
	USD	398,000	RUB	29,501,969	438,606	04/04/16	(40,606)
	USD	170,000	RUB	11,551,772	170,849	04/22/16	(849)
	USD	402,000	TWD	13,167,832	409,597	04/11/16	(7,597)
Royal Bank of Canada	CAD	1,082,403	USD	834,000	833,454	04/26/16	(546)
	GBP	301,040	EUR	380,000	432,402	04/26/16	(336)
	USD	868,000	BRL	3,136,145	871,167	04/04/16	(3,167)
	USD	804,000	CAD	1,071,539	825,089	04/26/16	(21,089)
	USD	4,017,290	EUR	3,613,110	4,114,558	04/26/16	(97,268)
	USD	8,205,240	JPY	929,711,145	8,269,647	05/06/16	(64,407)
	USD	774,825	MXN	13,966,609	805,382	05/10/16	(30,557)
	USD	154,840	SEK	1,310,908	161,585	04/19/16	(6,745)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Royal Bank of Scotland PLC	COP	522,599,256	USD	174,000	$173,908	05/04/16	$(92)
	EUR	380,000	PLN	1,620,337	432,739	04/26/16	(1,340)
	GBP	596,756	EUR	756,000	857,158	04/26/16	(3,764)
	MXN	7,521,141	USD	435,000	434,275	04/26/16	(725)
	USD	848,000	MXN	14,779,974	853,405	04/26/16	(5,405)
	USD	1,905,827	TRY	5,640,250	1,986,489	04/26/16	(80,661)
Standard Chartered Bank	USD	722,799	CNH	4,924,430	757,731	07/21/16	(34,932)
	USD	722,822	CNH	4,887,544	752,016	07/22/16	(29,194)
	USD	748,000	CNH	5,000,379	767,736	09/01/16	(19,736)
	USD	342,000	ZAR	5,156,871	347,513	04/26/16	(5,513)
State Street Bank (London)	EUR	377,000	SEK	3,488,279	429,322	04/26/16	(755)
	USD	4,298,806	AUD	5,793,539	4,435,722	04/26/16	(136,917)
	USD	409,202	CAD	544,558	419,312	04/26/16	(10,110)
	USD	728,000	EUR	655,655	746,651	04/26/16	(18,651)
UBS AG (London)	CHF	399,727	EUR	366,673	417,145	06/15/16	(1,087)
	EUR	383,000	PLN	1,638,434	436,155	04/26/16	(2,771)
	USD	400,000	BRL	1,554,341	431,769	04/04/16	(31,769)
	USD	428,873	EUR	381,000	433,877	04/26/16	(5,004)
	USD	183,115	KRW	212,431,176	185,403	04/08/16	(2,289)
	USD	283,219	SEK	2,361,530	291,158	04/26/16	(7,940)
Westpac Banking Corp.	USD	700,615	AUD	922,056	705,956	04/26/16	(5,341)
	USD	1,079,000	CNH	7,188,862	1,103,746	09/01/16	(24,746)
	USD	417,570	EUR	368,000	419,073	04/26/16	(1,504)
	USD	399,603	IDR	5,306,728,000	402,077	04/04/16	(2,474)
	USD	370,231	IDR	5,006,630,000	380,253	04/18/16	(10,022)
	USD	914,184	INR	62,852,458	947,929	04/07/16	(33,745)
	USD	209,084	MYR	866,402	223,422	04/11/16	(14,338)
	USD	1,010,592	MYR	4,153,181	1,071,110	04/20/16	(60,517)
	USD	2,152,232	NZD	3,197,112	2,206,794	04/26/16	(54,563)
	USD	654,485	TWD	21,437,657	666,864	04/14/16	(12,379)
TOTAL							$(2,867,521)

FORWARD SALES CONTRACT — At March 31, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Received: $(24,049,063))	3.500%	TBA-30yr	04/13/16	$(23,000,000)	$(24,117,657)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 10 Year Government Bonds	33	June 2016	$3,312,631	$22,088
Ultra Long U.S. Treasury Bonds	32	June 2016	5,521,000	10,560
5 Year German Euro-Bobl	2	June 2016	298,357	(595)
2 Year U.S. Treasury Notes	178	June 2016	38,937,500	29,882
5 Year U.S. Treasury Notes	(75)	June 2016	(9,087,305)	(92,862)
5 Year U.S. Treasury Notes	161	June 2016	19,507,414	30,491
10 Year U.S. Treasury Notes	(185)	June 2016	(24,122,266)	(42,148)
20 Year U.S. Treasury Bonds	43	June 2016	7,070,813	94,094
TOTAL				$51,510

SWAP CONTRACTS — At March 31, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Barclays Bank PLC	MYR	380		08/14/23	3 month KLIBOR	4.485%	$(4,238)
	KRW	2,447,430	(b)	10/01/25	3 month KWCDC	2.160	(48,328)
Citibank NA		1,102,660		10/06/17	2.239%	3 month KWCDC	13,062
	MYR	1,220		11/19/18	3 month KLIBOR	3.915	(2,678)
		775		11/15/23	3 month KLIBOR	4.450	(8,250)
Deutsche Bank AG	KRW	765,310		10/06/17	2.245	3 month KWCDC	9,139
		3,978,210		10/15/17	2.253	3 month KWCDC	47,936
	MYR	1,100		11/14/18	3 month KLIBOR	3.880	(2,152)
		330		08/14/23	3 month KLIBOR	4.490	(3,708)
JPMorgan Securities, Inc.	MYR	420		09/26/23	3 month KLIBOR	4.330	(3,544)
	KRW	133,720		01/15/24	3 month KWCDC	3.445	(17,480)
		878,070	(b)	11/09/25	2.236	3 month KWCDC	20,096
		1,183,800	(b)	11/10/25	2.330	3 month KWCDC	31,758
Morgan Stanley & Co. International PLC		1,213,740		10/29/17	2.175	3 month KWCDC	13,326
	MYR	1,440		11/20/18	3 month KLIBOR	3.934	(3,377)
		374,240	(b)	11/11/25	2.297	3 month KWCDC	9,523
TOTAL							$51,085

*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2016.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
MXN	28,730		11/07/16	3.910%	Mexico Interbank TIIE 28 Days	$4	$(3,809)
	12,210		11/08/16	3.920	Mexico Interbank TIIE 28 Days	2	(1,585)
	24,710		11/09/16	3.900	Mexico Interbank TIIE 28 Days	4	(3,401)
SEK	126,750	(b)	06/15/18	0.050	3 month STIBOR	122,617	(10,439)
EUR	13,200	(b)	02/17/19	6 month EURO	0.086%	1,131	(8,859)
	5,300	(b)	02/09/20	6 month EURO	0.100	(3,374)	(6,401)
	14,480	(b)	02/26/20	0.050	6 month EURO	6,214	1,324
GBP	3,220	(b)	02/16/21	6 month GBP	1.160	(3,797)	(770)
CAD	47,380	(b)	06/15/21	1.000	6 month CDOR	2,805	3,897
AUD	5,110	(b)	06/15/21	2.500	6 month AUDOR	13,372	16,982
	$23,510	(b)	06/15/21	3 month LIBOR	2.000	(678,479)	(207,907)
SEK	151,520	(b)	06/15/21	3 month STIBOR	0.500	(139,835)	5,170
GBP	4,780	(b)	06/15/21	6 month GBP	1.750	(249,524)	7,458
	3,410	(b)	12/11/22	6 month GBP	1.940	(12,906)	(142,571)
EUR	1,780	(b)	02/09/23	0.500	6 month EURO	2,096	13,546
	11,100	(b)	06/15/23	0.750	6 month EURO	365,794	70,221
JPY	2,118,080	(b)	06/15/23	6 month JYOR	0.100	(95,428)	(5,273)
GBP	3,160	(b)	02/16/25	1.570	6 month GBP	13,372	7,871
EUR	2,950	(b)	05/11/25	1.567	6 month EURO	91,813	25,297
	21,930	(b)	05/11/25	1.567	6 month EURO	(107,910)	978,495
NOK	6,510	(b)	06/17/25	3 month NIBOR	2.500	(8,324)	(18,142)
ZAR	6,340	(b)	08/24/25	3 month JIBAR	9.145	3,074	(1,809)
EUR	5,735	(b)	09/16/25	2.000	6 month EURO	104,474	237,982
GBP	5,115	(b)	09/16/25	6 month GBP	2.750	(551,409)	217,754
ZAR	10,510	(b)	09/28/25	9.370	3 month JIBAR	9	2,171
	4,700	(b)	10/27/25	9.200	3 month JIBAR	4	(552)
	38,090	(b)	12/10/25	10.065	3 month JIBAR	30	55,379
	7,310	(b)	12/11/25	10.455	3 month JIBAR	6	15,818
JPY	1,108,160	(b)	12/16/25	6 month JYOR	1.000	(460,406)	134,668
EUR	15,180	(b)	01/06/26	1.550	6 month EURO	435,121	25,992
ZAR	6,480	(b)	01/20/26	10.130	3 month JIBAR	5	10,024
PLN	1,610	(b)	01/20/26	3.295	6 month WIBOR	5	11,656
	3,310	(b)	01/22/26	3.125	6 month WIBOR	10	17,419
	1,550	(b)	01/25/26	3.155	6 month WIBOR	5	8,715
AUD	4,050	(b)	03/24/26	3.100	6 month AUDOR	13,104	9,931
EUR	29,900	(b)	06/15/26	1.000	6 month EURO	1,449,072	9,533
	$7,980	(b)	06/15/26	3 month LIBOR	2.250	(288,173)	(139,151)
NZD	8,960	(b)	06/15/26	3 month NZDOR	3.000	68,273	(61,557)
SEK	53,090	(b)	06/15/26	3 month STIBOR	1.250	(23,346)	(11,984)
AUD	16,870	(b)	06/15/26	3.000	6 month AUDOR	342,884	91,528
	4,370	(b)	06/16/26	3.000	6 month AUDOR	73,259	39,204
	$5,840	(b)	12/15/26	2.500	3 month LIBOR	53,091	18,709
EUR	1,410	(b)	12/15/26	6 month EURO	1.500	(20,662)	(2,987)
GBP	6,000	(b)	12/11/27	2.190	6 month GBP	40,592	390,100
	3,060	(b)	12/11/32	6 month GBP	2.250	(21,931)	(259,525)
	910	(b)	02/16/33	6 month GBP	1.820	(5,679)	462
EUR	7,480	(b)	05/11/35	6 month EURO	1.695	(160,470)	(328,430)

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$7,860	(b)	12/17/35	3.000%	3 month LIBOR	$299,232	$9,767
JPY	1,001,450	(b)	12/17/35	6 month JYOR	2.000%	(880,696)	(105,194)
	260,540	(b)	03/30/36	6 month JYOR	0.900	(5,052)	(3,279)
	105,670	(b)	06/15/36	6 month JYOR	0.500	946	222
EUR	2,560	(b)	12/19/45	1.250	6 month EURO	(393)	32,978
	$7,820	(b)	12/19/45	2.750	3 month LIBOR	161,773	845
JPY	1,086,670	(b)	12/19/45	6 month JYOR	2.000	(706,680)	(297,885)
GBP	4,300	(b)	01/05/46	6 month GBP	2.250	(164,440)	$(261,812)
	$460	(b)	06/15/46	2.500	3 month LIBOR	36,026	1,604
GBP	6,370	(b)	06/15/46	6 month GBP	2.000	(807,762)	24,148
	TOTAL					$(1,696,457)	$613,548

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2016.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2016(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 7.500%, 10/28/27	$60	(1.000)%	06/20/19	0.791%	$(231)	$(185)
		40	(1.000)	06/20/19	0.791	(171)	(106)
		830	(1.000)	12/20/20	1.128	4,652	(45)
Barclays Bank PLC		270	(1.000)	03/20/19	0.752	(624)	(1,422)
Citibank NA		2,860	(1.000)	03/20/19	0.752	(8,292)	(13,384)
		4,390	(1.000)	06/20/19	0.791	(12,834)	(17,564)
		720	(1.000)	12/20/20	1.128	5,740	(1,784)
		220	(1.000)	03/20/19	0.752	(247)	(1,420)
JPMorgan Securities, Inc.		270	(1.000)	03/20/19	0.752	(563)	(1,484)
		120	(1.000)	06/20/19	0.791	(522)	(308)
		6,410	(1.000)	12/20/20	1.128	47,489	(12,046)
TOTAL						$34,397	$(49,748)

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2016(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America Investment Grade Index 25	$24,775	1.000%	12/20/20	0.899%	$118,465	$1,739

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

For the fiscal year ended March 31, 2016, the Fund had the following interest rate swaptions activities:

INTEREST RATE SWAPTION CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2015	$—	$—
Contracts Written	11,400	264,960
Contracts Bought to Close	(11,400)	(264,960)
Contracts Outstanding March 31, 2016	$—	$—

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments

March 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 35.1%
Automotive – 0.7%
Ford Motor Credit Co. LLC
$3,250,000	5.875%		08/02/21	$3,714,834
General Motors Financial Co., Inc.
1,125,000	3.250		05/15/18	1,139,090
1,755,000	3.500		07/10/19	1,789,514

				6,643,438

Banks – 6.9%
American Express Co.(a)
700,000	3.625		12/05/24	696,931
2,475,000	6.800	(b)	09/01/66	2,468,812
Banco Bilbao Vizcaya Argentaria SA
3,125,000	3.000		10/20/20	3,150,585
Bank of America Corp.
3,050,000	4.125		01/22/24	3,214,541
2,300,000	4.000		04/01/24	2,406,793
Bank of Scotland PLC(c)
400,000	5.250		02/21/17	414,301
BNP Paribas SA(a)(b)(c)
925,000	7.625		12/29/49	930,087
Compass Bank(a)
875,000	1.850		09/29/17	870,670
1,000,000	2.750		09/29/19	987,982
Credit Suisse AG
1,475,000	2.300		05/28/19	1,487,755
Credit Suisse Group Funding Guernsey Ltd.
475,000	3.750		03/26/25	452,149
Discover Financial Services(a)
1,625,000	3.750		03/04/25	1,572,884
ING Bank NV(a)(b)
2,025,000	4.125		11/21/23	2,042,354
Intesa Sanpaolo SpA
1,175,000	2.375		01/13/17	1,180,097
2,800,000	3.875		01/16/18	2,865,067
1,550,000	5.017	(c)	06/26/24	1,453,570
850,000	5.710	(c)	01/15/26	827,937
JPMorgan Chase & Co.(a)(b)
2,250,000	5.300		12/29/49	2,255,625
KBC Bank NV(a)(b)
1,600,000	8.000		01/25/23	1,724,000
Keycorp
4,350,000	2.900		09/15/20	4,384,992
Lloyds Bank PLC
1,575,000	2.300		11/27/18	1,587,616
Macquarie Bank Ltd.(c)
1,175,000	6.625		04/07/21	1,336,983
Mitsubishi UFJ Financial Group, Inc.
325,000	2.950		03/01/21	331,467
1,350,000	3.850		03/01/26	1,403,752
Nationwide Building Society(c)
1,950,000	3.900		07/21/25	2,058,085
PNC Preferred Funding Trust II(a)(b)(c)
2,500,000	1.856		03/29/49	2,100,000
Royal Bank of Scotland Group PLC
1,700,000	5.125		05/28/24	1,639,618

Corporate Obligations – (continued)
Banks – (continued)
Royal Bank of Scotland PLC(a)(b)
$1,025,000	9.500%		03/16/22	$1,086,500
Santander Bank NA
1,900,000	2.000	(a)	01/12/18	1,883,908
975,000	8.750		05/30/18	1,086,360
Santander Holdings USA, Inc.(a)
650,000	2.650		04/17/20	638,788
Santander UK Group Holdings PLC
1,375,000	2.875		10/16/20	1,369,075
1,125,000	4.750	(c)	09/15/25	1,070,269
Santander UK PLC(c)
1,125,000	5.000		11/07/23	1,141,769
Synchrony Financial(a)
1,625,000	2.600		01/15/19	1,628,515
1,900,000	3.000		08/15/19	1,916,879
The Bank of Tokyo-Mitsubishi UFJ Ltd.(c)
2,700,000	2.150		09/14/18	2,714,124
UBS Group Funding Jersey Ltd.(c)
3,350,000	4.125		09/24/25	3,354,777

				63,735,617

Brokerage – 0.8%
Morgan Stanley, Inc.
4,700,000	3.700		10/23/24	4,827,135
700,000	4.000		07/23/25	731,320
TD Ameritrade Holding Corp.(a)
1,950,000	2.950		04/01/22	1,989,202

				7,547,657

Chemicals – 0.4%
Ecolab, Inc.
975,000	5.500		12/08/41	1,107,960
Monsanto Co.(a)
1,175,000	4.400		07/15/44	1,087,185
Solvay Finance America LLC(a)(c)
1,575,000	3.400		12/03/20	1,601,164

				3,796,309

Consumer Products – 0.3%
Kimberly-Clark Corp.
1,525,000	3.700		06/01/43	1,535,363
Newell Rubbermaid, Inc.
1,275,000	2.600		03/29/19	1,293,943

				2,829,306

Diversified Financial Services(c) – 0.1%
GE Capital International Funding Co.
1,110,000	4.418		11/15/35	1,202,600

Diversified Manufacturing(a) – 0.1%
Roper Technologies, Inc.
1,300,000	3.000		12/15/20	1,323,802

Electric – 0.8%
Florida Power & Light Co.(a)
2,132,000	4.125		02/01/42	2,276,384
Pacific Gas & Electric Co.(a)
975,000	3.500		06/15/25	1,026,040

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electric – (continued)
Puget Sound Energy, Inc.(a)(b)
$1,230,000	6.974%		06/01/67	$937,875
Ruwais Power Co. PJSC(c)
740,000	6.000		08/31/36	802,900
Southern California Edison Co.(a)
1,950,000	4.050		03/15/42	1,993,705

				7,036,904

Energy – 1.8%
Anadarko Petroleum Corp.
190,000	3.450	(a)	07/15/24	169,798
1,125,000	6.450		09/15/36	1,121,146
Apache Corp.(a)
275,000	3.250		04/15/22	263,929
1,375,000	4.250		01/15/44	1,173,249
ConocoPhillips Co.(a)
850,000	4.200		03/15/21	887,790
1,510,000	3.350		11/15/24	1,437,487
725,000	4.950		03/15/26	758,328
900,000	4.150		11/15/34	787,103
Devon Energy Corp.(a)
250,000	4.000		07/15/21	220,000
425,000	5.600		07/15/41	329,668
825,000	4.750		05/15/42	610,771
Dolphin Energy Ltd.(c)
415,164	5.888		06/15/19	443,188
Halliburton Co.(a)
1,425,000	3.375		11/15/22	1,447,186
1,475,000	3.800		11/15/25	1,470,949
Occidental Petroleum Corp.(a)
1,650,000	3.400		04/15/26	1,668,691
Petroleos Mexicanos(c)
250,000	5.500		02/04/19	261,250
610,000	6.375		02/04/21	649,040
470,000	6.875		08/04/26	507,600
Pioneer Natural Resources Co.(a)
1,450,000	3.450		01/15/21	1,441,735
Valero Energy Corp.
950,000	3.650		03/15/25	933,309

				16,582,217

Food & Beverage – 3.1%
Amazon.com, Inc.(a)
2,650,000	3.300		12/05/21	2,813,685
Anheuser-Busch InBev Finance, Inc.(a)
6,000,000	2.650		02/01/21	6,162,930
4,550,000	3.650		02/01/26	4,781,530
800,000	4.900		02/01/46	896,783
CVS Health Corp.(a)
1,100,000	4.125		05/15/21	1,201,218
2,100,000	3.500		07/20/22	2,251,282
2,150,000	3.375		08/12/24	2,252,880

Corporate Obligations – (continued)
Food & Beverage – (continued)
Kraft Heinz Foods Co.(a)(c)
$1,050,000	2.800%		07/02/20	$1,073,401
1,550,000	3.950		07/15/25	1,648,880
Pernod-Ricard SA(c)
2,300,000	4.450		01/15/22	2,482,772
SABMiller Holdings, Inc.(c)
525,000	4.950		01/15/42	585,751
Suntory Holdings Ltd.(c)
2,550,000	2.550		09/29/19	2,587,118
Walgreens Boots Alliance, Inc.(a)
450,000	2.700		11/18/19	458,784

				29,197,014

Health Care – Services – 0.5%
Cigna Corp.(a)
1,675,000	3.250		04/15/25	1,664,085
UnitedHealth Group, Inc.
950,000	4.625		07/15/35	1,057,788
2,000,000	4.750		07/15/45	2,298,951

				5,020,824

Health Care Products – 0.8%
Becton Dickinson & Co.
2,000,000	2.675		12/15/19	2,043,229
Medtronic, Inc.
725,000	2.500		03/15/20	749,715
1,275,000	3.150		03/15/22	1,341,750
Stryker Corp.(a)
575,000	2.625		03/15/21	586,581
1,400,000	3.375		11/01/25	1,436,268
575,000	3.500		03/15/26	597,387
Thermo Fisher Scientific, Inc.(a)
1,025,000	3.650		12/15/25	1,046,895

				7,801,825

Home Construction – 0.3%
MDC Holdings, Inc.
1,950,000	5.625		02/01/20	1,982,259
1,350,000	6.000	(a)	01/15/43	1,056,089

				3,038,348

Life Insurance(c) – 1.1%
AIA Group Ltd.(a)
1,525,000	3.200		03/11/25	1,534,406
Meiji Yasuda Life Insurance Co.(a)(b)
1,100,000	5.200		10/20/45	1,186,020
Reliance Standard Life Global Funding II
2,050,000	2.500		01/15/20	2,056,673
Teachers Insurance & Annuity Association of America
1,760,000	4.900		09/15/44	1,885,926
The Northwestern Mutual Life Insurance Co.
2,500,000	6.063		03/30/40	3,072,890

				9,735,915

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Lodging(a) – 0.1%
Marriott International, Inc.
$766,000	2.875%		03/01/21	$773,528

Media – Cable – 0.7%
CCO Safari II LLC(a)(c)
350,000	3.579		07/23/20	356,493
1,975,000	4.908		07/23/25	2,087,998
Comcast Corp.(a)
3,075,000	3.375		08/15/25	3,271,557
Time Warner Cable, Inc.
425,000	5.000		02/01/20	460,243
202,000	7.300		07/01/38	233,717
275,000	5.875	(a)	11/15/40	284,546

				6,694,554

Media – Non Cable – 0.8%
21st Century Fox America, Inc.(a)
2,900,000	3.700		09/15/24	3,054,511
NBCUniversal Media LLC
3,850,000	4.375		04/01/21	4,295,265
Time Warner, Inc.(a)
450,000	3.875		01/15/26	471,601

				7,821,377

Metals & Mining – 0.4%
Freeport-McMoRan, Inc.(a)
1,175,000	5.400		11/14/34	719,687
Glencore Funding LLC(c)
3,075,000	2.700		10/25/17	3,013,500
228,000	2.500		01/15/19	208,620

				3,941,807

Noncaptive – Financial – 0.9%
Capital One Financial Corp.(a)
1,950,000	4.200		10/29/25	1,983,017
General Electric Co.
337,000	6.150		08/07/37	454,481
International Lease Finance Corp.
4,000,000	5.750		05/15/16	4,000,000
1,400,000	7.125	(c)	09/01/18	1,524,250

				7,961,748

Pharmaceuticals – 2.0%
AbbVie, Inc.(a)
1,950,000	2.500		05/14/20	1,979,501
Actavis Funding SCS
2,200,000	2.350		03/12/18	2,225,644
525,000	3.450	(a)	03/15/22	542,929
1,935,000	3.800	(a)	03/15/25	2,010,106
1,225,000	4.850	(a)	06/15/44	1,304,514
Bayer US Finance LLC(c)
2,775,000	3.000		10/08/21	2,902,789
EMD Finance LLC(a)(c)
3,325,000	2.950		03/19/22	3,393,874

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Forest Laboratories LLC(a)(c)
$3,175,000	4.375%		02/01/19	$3,368,751
900,000	5.000		12/15/21	1,004,781

				18,732,889

Pipelines – 1.3%
Columbia Pipeline Group, Inc.(a)(c)
925,000	3.300		06/01/20	915,380
Enbridge, Inc.(a)
700,000	3.500		06/10/24	622,092
Energy Transfer Partners LP(a)
175,000	5.200		02/01/22	165,375
210,000	3.600		02/01/23	181,175
125,000	4.750		01/15/26	114,119
EnLink Midstream Partners LP(a)
1,650,000	4.150		06/01/25	1,266,375
Enterprise Products Operating LLC(a)
215,000	3.350		03/15/23	211,535
85,000	3.750		02/15/25	84,591
2,900,000	8.375	(b)	08/01/66	2,291,000
1,350,000	7.000	(b)	06/01/67	955,125
Kinder Morgan, Inc.(a)
1,850,000	3.050		12/01/19	1,812,055
Sunoco Logistics Partners Operations LP(a)
475,000	4.250		04/01/24	431,700
Tennessee Gas Pipeline Co.
425,000	8.375		06/15/32	459,298
Western Gas Partners LP(a)
1,050,000	3.950		06/01/25	897,750
Williams Partners LP(a)
1,600,000	3.900		01/15/25	1,280,000

				11,687,570

Property/Casualty Insurance – 0.5%
Allied World Assurance Co. Holdings Ltd.(a)
300,000	4.350		10/29/25	301,513
American International Group, Inc.(a)
1,000,000	3.750		07/10/25	1,001,204
Arch Capital Group Ltd.
1,200,000	7.350		05/01/34	1,539,729
The Chubb Corp.(a)(b)
1,125,000	6.375		03/29/67	973,125
ZFS Finance USA Trust II(a)(b)(c)
1,175,000	6.450		12/15/65	1,172,650

				4,988,221

Real Estate Investment Trusts – 2.4%
American Campus Communities Operating Partnership LP(a)
2,575,000	3.750		04/15/23	2,600,615
Camden Property Trust
3,575,000	5.700		05/15/17	3,720,753
CubeSmart LP(a)
1,500,000	4.000		11/15/25	1,525,352
HCP, Inc.
2,250,000	6.000		01/30/17	2,324,250

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Real Estate Investment Trusts – (continued)
	Healthcare Trust of America Holdings LP(a)
	$2,275,000	3.700%	04/15/23	$2,235,654
	Kilroy Realty LP
	2,375,000	6.625	06/01/20	2,724,075
	1,500,000	3.800 (a)	01/15/23	1,531,902
	National Retail Properties, Inc.(a)
	1,150,000	4.000	11/15/25	1,171,254
	Select Income REIT(a)
	275,000	2.850	02/01/18	275,519
	525,000	3.600	02/01/20	527,612
	725,000	4.150	02/01/22	713,642
	Ventas Realty LP(a)
	975,000	3.500	02/01/25	956,494
	Welltower, Inc.(a)
	1,557,000	4.125	04/01/19	1,635,933

				21,943,055

	Schools – 0.3%
	Rensselaer Polytechnic Institute
	2,600,000	5.600	09/01/20	2,955,290

	Technology – Hardware – 1.5%
	Cisco Systems, Inc.
	1,450,000	2.200	02/28/21	1,478,016
	Fidelity National Information Services, Inc.(a)
	2,575,000	3.625	10/15/20	2,662,666
	Fiserv, Inc.(a)
	1,425,000	2.700	06/01/20	1,443,914
	Hewlett Packard Enterprise Co.(a)(c)
	1,625,000	4.900	10/15/25	1,667,244
	Intel Corp.(a)
	2,375,000	3.700	07/29/25	2,598,311
	Microsoft Corp.(a)
	2,200,000	3.125	11/03/25	2,315,033
	Oracle Corp.(a)
	1,600,000	2.500	05/15/22	1,630,524

				13,795,708

	Tobacco – 2.8%
	BAT International Finance PLC(c)
	14,950,000	2.750	06/15/20	15,374,161
	Philip Morris International, Inc.(a)
	1,075,000	2.750	02/25/26	1,092,004
	Reynolds American, Inc.(a)
	9,050,000	4.450	06/12/25	9,958,092

				26,424,257

	Transportation(c) – 0.7%
	ERAC USA Finance LLC
	3,525,000	2.350	10/15/19	3,531,042
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	1,225,000	3.375 (a)	02/01/22	1,216,243
	1,425,000	4.250	01/17/23	1,443,955

				6,191,240

	Corporate Obligations – (continued)
	Wirelines Telecommunications – 3.0%
	American Tower Corp.(a)
	$1,025,000	3.300%	02/15/21	$1,042,848
	AT&T, Inc.
	2,450,000	3.800	03/15/22	2,567,467
	Telefonica Emisiones SAU
	3,875,000	5.462	02/16/21	4,378,274
	Verizon Communications, Inc.
	6,181,000	2.625	02/21/20	6,346,530
	3,300,000	4.500	09/15/20	3,643,018
	8,500,000	5.150	09/15/23	9,808,386

				27,786,523

	TOTAL CORPORATE OBLIGATIONS
	(Cost $322,323,457)			$327,189,543

	Mortgage-Backed Obligations – 33.9%
	Adjustable Rate Non-Agency(b) – 1.0%
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(c)
	$809,813	0.843%	09/20/66	$780,044
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	1,414,122	0.066	09/20/66	1,564,048
	Aire Valley Mortgages PLC Series 2007-1A, Class 2A1(c)
	$1,730,635	0.863	09/20/66	1,668,220
	Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
	734,933	0.672	01/19/36	460,335
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C
EUR	248,664	0.127	09/21/38	298,719
	Leek Finance Number Seventeen PLC Series 2017X, Class A2A
GBP	156,486	0.865	12/21/37	241,173
	Leek Finance PLC Series 2017X, Class A2C
EUR	339,053	0.147	12/21/37	413,956
	Leek Finance PLC Series 2018X, Class A2B
	$1,699,204	0.830	09/21/38	1,788,698
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	1,189,832	1.172	12/25/46	870,036
	Sequoia Mortgage Trust Series 2003-4, Class 1A2
	808,591	1.509	07/20/33	737,079
	Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
	52,363	2.538	02/25/33	50,585

	TOTAL ADJUSTABLE RATE NON-AGENCY			$8,872,893

	Collateralized Mortgage Obligations – 1.5%
	Interest Only(b)(d) – 0.0%
	CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X
	$360,454	0.000%	07/25/33	$—
	CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X
	405,686	0.000	08/25/33	1

				1

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Inverse Floaters(b) – 0.0%
GNMA REMIC Series 2002-13, Class SB
$87,777	35.507%	02/16/32	$154,930

Planned Amortization Class – 0.0%
FNMA REMIC Series 2003-134, Class ME
23,502	4.500	06/25/33	24,121
FNMA REMIC Series 2004-64, Class BA
13,922	5.000	03/25/34	14,197

			38,318

Sequential Fixed Rate – 1.5%
FHLMC REMIC Series 2755, Class ZA
825,608	5.000	02/15/34	908,155
FHLMC REMIC Series 4273, Class PD
2,180,003	6.500	11/15/43	2,533,604
FNMA REMIC Series 2011-52, Class GB
2,101,305	5.000	06/25/41	2,330,292
FNMA REMIC Series 2011-99, Class DB
2,030,764	5.000	10/25/41	2,245,283
FNMA REMIC Series 2012-111, Class B
369,338	7.000	10/25/42	427,103
FNMA REMIC Series 2012-153, Class B
1,240,784	7.000	07/25/42	1,463,904
NCUA Guaranteed Notes Series A4
3,500,000	3.000	06/12/19	3,700,837

			13,609,178

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$13,802,427

Commercial Mortgage-Backed Securities – 2.2%
Sequential Fixed Rate – 1.1%
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
$800,000	2.373%	05/25/22	$823,224
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class A4
9,000,000	5.509	04/15/47	9,117,838

			9,941,062

Sequential Floating Rate(b) – 1.1%
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
10,126,810	6.051	12/10/49	10,571,078

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$20,512,140

Federal Agencies – 29.2%
Adjustable Rate FNMA(b) – 0.8%
$9,188	2.583%	06/01/33	$9,690
1,320,205	2.451	07/01/34	1,387,129
2,857,026	2.330	09/01/34	2,982,173
2,193,061	2.595	05/01/35	2,307,574
499,703	2.166	06/01/35	519,226

			7,205,792

Mortgage-Backed Obligations – (continued)
FHLMC – 0.6%
$171	5.000%	01/01/17	$177
1,183	5.000	02/01/17	1,220
1,181	5.000	03/01/17	1,201
9,460	5.000	09/01/17	9,767
27,482	5.000	10/01/17	28,380
168	7.000	10/01/17	172
20,639	5.000	11/01/17	21,310
8,263	5.000	12/01/17	8,534
11,992	5.000	01/01/18	12,368
31,862	5.000	02/01/18	32,785
22,337	5.000	03/01/18	23,019
14,605	5.000	04/01/18	15,058
9,844	5.000	05/01/18	10,158
8,081	5.000	06/01/18	8,344
17,339	5.000	07/01/18	17,954
4,844	5.000	08/01/18	5,008
27,912	4.500	09/01/18	28,790
2,815	5.000	10/01/18	2,919
5,088	5.000	11/01/18	5,275
58,647	5.000	06/01/19	61,420
101,127	5.000	05/01/23	111,369
289,933	4.500	10/01/23	314,746
54,245	5.500	10/01/25	60,538
30,398	5.500	11/01/25	33,800
5,917	7.000	06/01/26	6,464
20,715	7.500	12/01/30	22,555
13,383	7.500	01/01/31	14,629
517,807	5.500	03/01/33	581,000
24,240	5.000	10/01/33	26,763
63,146	6.500	10/01/33	74,125
963	5.500	12/01/33	1,089
25,376	5.500	09/01/34	28,598
2,113	5.500	12/01/34	2,370
1,962	5.500	03/01/35	2,194
4,873	5.000	04/01/35	5,378
35,255	5.000	07/01/35	38,893
57,673	5.500	11/01/35	64,617
187,128	5.000	12/01/35	208,655
410	5.500	02/01/36	464
81,186	5.500	06/01/36	90,776
64,598	5.500	08/01/37	71,970
382,580	5.000	01/01/38	420,257
187,747	5.500	03/01/38	210,871
74,837	5.500	04/01/38	84,055
107,477	5.500	08/01/38	121,051
2,676	5.500	09/01/38	3,006
6,459	6.500	09/01/38	7,558
13,361	5.500	11/01/38	15,193
21,200	5.500	12/01/38	23,704
914,844	5.000	01/01/39	1,004,972
1,144,310	7.000	02/01/39	1,351,056
6,405	5.500	03/01/39	7,218
258,713	5.000	06/01/39	284,278
9,008	5.500	10/01/39	10,105
19,724	5.500	03/01/40	22,271

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$40,750	5.500%	06/01/40	$45,718
24,845	5.000	08/01/40	27,408
7,533	4.500	11/01/40	8,203
20,098	5.000	04/01/41	22,240
22,782	5.000	06/01/41	25,110

			5,749,126

FNMA – 14.4%
4,489,462	2.800	03/01/18	4,564,869
2,786,005	3.740	05/01/18	2,913,140
3,480,000	3.840	05/01/18	3,649,066
29,025	5.000	06/01/18	30,014
202,238	4.500	07/01/18	208,740
13,182	4.500	08/01/18	13,605
169	6.500	10/01/18	193
9,000,000	4.506	06/01/19	9,446,282
1,869,870	3.414	10/01/20	2,013,138
1,440,224	3.619	12/01/20	1,557,047
3,821,654	4.381	06/01/21	4,253,525
475,361	6.000	11/01/22	541,666
199,999	5.000	07/01/23	221,103
178,433	5.000	08/01/23	197,261
137,424	5.500	09/01/23	150,134
43,343	5.500	10/01/23	47,558
697,925	5.000	11/01/23	771,568
407,542	5.000	02/01/24	437,996
492,433	6.000	03/01/24	561,119
428,487	6.000	07/01/25	488,254
212,858	6.000	03/01/26	242,435
126,940	6.000	11/01/26	144,646
142,261	6.000	04/01/27	162,105
436,481	6.000	07/01/27	497,363
63,610	7.000	08/01/27	74,477
2,011	6.500	09/01/27	2,328
476,759	6.000	03/01/28	543,258
249,864	7.000	03/01/28	293,988
4,096	6.500	05/01/28	4,744
169,467	5.000	06/01/29	187,309
188,115	5.000	07/01/29	207,920
206,474	5.000	03/01/30	228,213
199,864	5.000	08/01/30	220,906
18,578	8.000	02/01/31	22,149
99,572	7.000	03/01/31	112,842
1,716	5.500	05/01/33	1,932
25,243	5.000	07/01/33	28,161
56,076	5.000	08/01/33	62,113
1,905	5.000	09/01/33	2,110
10,856	5.500	09/01/33	12,256
1,872	6.500	09/01/33	2,179
20,128	5.000	12/01/33	22,401
726	5.500	12/01/33	818
1,305	5.500	01/01/34	1,476
15,345	5.500	02/01/34	17,344
2,538	5.500	04/01/34	2,890
8,740	5.500	05/01/34	9,895
2,758	6.000	07/01/34	3,179

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$3,432	5.500%	08/01/34	$3,906
8,598	5.500	10/01/34	9,717
6,606	5.500	11/01/34	7,482
96,533	5.500	12/01/34	109,272
162,134	6.000	02/01/35	184,095
232,602	5.000	04/01/35	259,569
8,897	5.500	04/01/35	10,083
7,783	5.500	07/01/35	8,822
349	5.500	08/01/35	398
1,453,546	5.000	09/01/35	1,609,913
22,379	5.500	09/01/35	25,429
1,615	5.500	12/01/35	1,843
306	5.500	02/01/36	347
151,607	5.500	03/01/36	171,813
26,280	6.000	03/01/36	30,283
1,329	5.500	04/01/36	1,505
4,855	6.000	04/01/36	5,573
316,015	6.000	07/01/36	359,857
334,886	6.000	09/01/36	381,346
2,645	5.500	01/01/37	2,994
5,272	6.000	01/01/37	6,079
1,135	5.500	02/01/37	1,284
30,758	6.000	02/01/37	35,021
66,411	6.000	03/01/37	75,629
2,541	5.500	04/01/37	2,874
2,457	5.500	05/01/37	2,786
1,096	5.500	06/01/37	1,239
682	5.500	07/01/37	768
531,261	6.000	07/01/37	604,888
31,099	6.000	07/01/37	35,409
49	5.500	08/01/37	56
8,557	6.000	08/01/37	9,743
181,408	6.000	09/01/37	206,549
513,773	6.000	10/01/37	584,976
558,794	6.000	11/01/37	641,930
538	5.500	12/01/37	608
30,322	5.000	02/01/38	33,187
1,287	5.500	02/01/38	1,454
6,585	5.500	03/01/38	7,441
37,611	6.000	03/01/38	43,312
77,724	5.000	04/01/38	85,933
302,976	6.000	04/01/38	345,037
1,197	5.500	05/01/38	1,352
620,933	6.000	05/01/38	706,987
7,125	5.500	06/01/38	8,044
71,743	6.000	06/01/38	81,685
5,179	5.500	07/01/38	5,848
2,750	5.500	08/01/38	3,080
2,939	5.500	09/01/38	3,319
349,099	6.000	10/01/38	397,480
372,972	6.000	11/01/38	424,883
4,360	5.500	12/01/38	4,913
66,131	5.000	02/01/39	73,119
97,844	6.000	02/01/39	111,427
730,360	7.000	03/01/39	866,312
47,998	4.500	04/01/39	53,000

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$453,656	6.000%	04/01/39		$516,528
14,834	4.500	05/01/39		16,380
16,243	5.500	06/01/39		18,362
10,154	4.500	07/01/39		11,223
751,450	5.000	07/01/39		831,103
90,589	4.500	08/01/39		100,129
493,894	6.000	09/01/39		562,342
14,616	5.500	11/01/39		16,505
485,511	6.000	11/01/39		554,216
648,110	4.500	12/01/39		716,364
62,485	6.000	04/01/40		71,159
409,306	5.000	06/01/40		453,468
132,771	5.000	07/01/40		147,097
708,615	6.000	10/01/40		806,820
409,546	5.000	11/01/40		452,957
448,466	6.000	04/01/41		510,618
1,200,745	4.500	05/01/41		1,309,692
323,690	6.000	05/01/41		368,549
243,351	4.500	08/01/41		265,899
571,763	5.000	07/01/42		633,453
43,526	3.000	11/01/42		44,962
892,066	3.000	12/01/42		920,198
1,320,872	3.000	01/01/43		1,364,971
205,971	3.000	02/01/43		212,801
1,317,365	3.000	03/01/43		1,361,055
2,210,087	3.000	04/01/43		2,283,384
413,184	3.500	04/01/43		433,484
1,600,436	3.000	05/01/43		1,653,513
153,842	3.000	06/01/43		158,945
1,371,192	3.000	07/01/43		1,416,667
9,230,211	3.500	07/01/43		9,683,690
2,907,652	3.500	08/01/43		3,050,504
1,921,197	5.000	05/01/44		2,125,475
1,408,275	5.000	06/01/44		1,558,015
39,000,000	3.000	TBA-30yr	(e)	40,008,517
11,000,000	3.500	TBA-30yr	(e)	11,534,532
4,000,000	4.000	TBA-30yr	(e)	4,274,688

				134,277,879

GNMA – 13.4%
1,160,331	3.950	07/15/25		1,291,103
15,688	6.000	11/15/38		18,196
188,707	5.000	07/15/40		210,833
362,961	5.000	01/15/41		405,518
23,496,837	4.000	10/20/43		25,136,108
19,238,379	4.000	07/20/45		20,592,580
5,313,511	4.000	10/20/45		5,688,778
10,172,389	4.000	11/20/45		10,884,872
15,877,589	4.000	01/20/46		16,989,669
2,990,731	4.000	02/20/46		3,208,727
38,000,000	4.000	TBA-30yr	(e)	40,633,282

				125,059,666

TOTAL FEDERAL AGENCIES				$272,292,463

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $313,288,513)				$315,479,923

Agency Debentures – 3.8%
FHLB
$6,800,000	2.125%	06/09/23		$6,910,221
3,500,000	3.375	09/08/23		3,859,299
750,000	3.375	12/08/23		828,782
2,400,000	5.000	09/28/29		3,025,150
FNMA(f)
4,200,000	6.250	05/15/29		5,997,098
Private Export Funding Corp.
7,000,000	5.450	09/15/17		7,460,950
Small Business Administration
34,092	6.300	06/01/18		35,889
Tennessee Valley Authority
5,400,000	3.875	02/15/21		6,010,218
1,400,000	4.625	09/15/60		1,593,527

TOTAL AGENCY DEBENTURES
(Cost $33,835,300)				$35,721,134

Asset-Backed Securities – 8.7%
Collateralized Loan Obligations(c) – 5.5%
B&M CLO Ltd. Series 2014-1A, Class A1(b)
$3,700,000	1.717%	04/16/26		$3,621,612
B&M CLO Ltd. Series 2014-1A, Class A2(b)
650,000	2.267	04/16/26		613,881
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1(b)
3,400,000	1.845	04/18/26		3,329,647
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B(b)
6,950,000	1.743	04/28/25		6,824,031
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A2(b)
1,750,000	2.323	04/28/25		1,637,297
Madison Park Funding X Ltd. Series 2012-10A, Class A1A(b)
4,700,000	1.687	01/20/25		4,674,051
Magnetite VIII Ltd. Series 2014-8A, Class A(b)
5,750,000	1.801	04/15/26		5,734,176
Shackleton CLO Ltd. Series 2014-5A, Class A(b)
7,800,000	1.844	05/07/26		7,752,248
Shackleton CLO Ltd. Series 2014-5A, Class B1(b)
1,150,000	2.344	05/07/26		1,110,569
SPS Servicer Advance Receivables Trust Series 2015-T2, Class AT2
4,850,000	2.620	01/15/47		4,851,062
Trinitas CLO Ltd. Series 2014-1A, Class A1(b)
2,950,000	1.851	04/15/26		2,902,411
Trinitas CLO Ltd. Series 2014-1A, Class B1(b)
750,000	2.221	04/15/26		691,704
Whitehorse VIII Ltd. Series 2014-1A, Class A(b)
7,500,000	1.829	05/01/26		7,352,670

				51,095,359

Credit Card – 0.3%
Discover Card Execution Note Trust Series 2015-A2, Class A
2,700,000	1.900	10/17/22		2,719,170

Home Equity(b) – 0.0%
Impac CMB Trust Series 2004-08, Class 1A
315,543	1.156	10/25/34		252,300

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Asset-Backed Securities – (continued)
	Student Loan(b) – 2.9%
	Chase Education Loan Trust Series 2007-A, Class A3
	$778,819	0.700%	12/28/23	$762,585
	Edsouth Indenture No. 9 LLC Series 2015-1, Class A(c)
	3,955,201	1.233	10/25/56	3,784,257
	Educational Funding of the South, Inc. Series 2011-1, Class A2
	4,113,460	1.269	04/25/35	4,008,943
	EFS Volunteer No 3 LLC Series 2012-1, Class A2(c)
	4,720,363	1.433	02/25/25	4,693,271
	Nelnet Student Loan Trust Series 2006-1, Class A5
	4,200,000	0.728	08/23/27	4,086,777
	Nelnet Student Loan Trust Series 2013-5A, Class A(c)
	816,768	1.063	01/25/37	784,847
	Northstar Education Finance, Inc. Series 2004-2, Class A3
	728,880	0.791	07/30/18	725,042
	Scholar Funding Trust Series 2010-A, Class A(c)
	1,928,753	1.371	10/28/41	1,794,622
	SLC Student Loan Trust Series 2006-2, Class A5
	4,250,000	0.734	09/15/26	4,101,202
	SLM Student Loan Trust Series 2005-3, Class A5
	2,412,659	0.709	10/25/24	2,361,853

				27,103,399

	TOTAL ASSET-BACKED SECURITIES
	(Cost $82,282,058)			$81,170,228

	Foreign Debt Obligations – 2.2%
	Sovereign – 1.9%
	Italy Buoni Poliennali Del Tesoro
EUR	2,355,890	2.350%	09/15/19	$2,948,061
	Republic of Chile
	$239,000	3.125	01/21/26	241,988
	390,000	3.625	10/30/42	370,500
	Republic of Colombia
	1,750,000	4.000	02/26/24	1,758,750
	200,000	5.625	02/26/44	199,000
	Republic of Indonesia
	200,000	5.875	01/15/24	225,000
	420,000	4.125 (c)	01/15/25	422,100
	380,000	4.125	01/15/25	381,900
	510,000	6.750	01/15/44	614,644
	Republic of Turkey
	1,560,000	4.250	04/14/26	1,513,200
	Spain Government Bond(c)
EUR	110,000	5.500	04/30/21	156,851
	10,000	4.400	10/31/23	14,169
	Spain Government Inflation Linked Bond(c)
	2,160,676	0.550	11/30/19	2,549,602
	United Mexican States
	$20,000	6.050	01/11/40	23,450
	3,750,000	4.750	03/08/44	3,750,000
	1,340,000	5.550	01/21/45	1,484,050
	920,000	4.600	01/23/46	901,600
	60,000	5.750	10/12/49	61,050

				17,615,915

	Foreign Debt Obligations – (continued)
	Supranational – 0.3%
	Inter-American Development Bank
	$2,700,000	1.000%	02/27/18	$2,685,479

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $20,082,770)			$20,301,394

	Municipal Debt Obligations – 1.0%
	California – 0.6%
	California State GO Bonds Build America Taxable Series 2009
	$950,000	7.500%	04/01/34	$1,388,710
	1,650,000	7.550	04/01/39	2,526,216
	California State GO Bonds Build America Taxable Series 2010
	1,645,000	7.950	03/01/36	1,990,400

				5,905,326

	Illinois – 0.2%
	Illinois State GO Bonds Build America Series 2010
	1,280,000	7.350	07/01/35	1,398,477

	Ohio – 0.2%
	American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	1,700,000	6.270	02/15/50	2,059,533

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $7,442,905)			$9,363,336

	Government Guarantee Obligations(g) – 3.1%
	Hashemite Kingdom of Jordan Government AID Bond
	$7,400,000	2.503%	10/30/20	$7,719,220
	Israel Government AID Bond
	7,827,000	5.500	09/18/23	9,754,295
	1,200,000	5.500	12/04/23	1,501,465
	2,400,000	5.500	04/26/24	3,008,816
	4,700,000	5.500	09/18/33	6,403,162

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $26,517,190)			$28,386,958

	U.S. Treasury Obligations – 11.7%
	United States Treasury Bonds
	$7,900,000	3.625%	08/15/43	$9,600,160
	3,200,000	3.750	11/15/43	3,976,896
	1,400,000	3.625	02/15/44	1,699,222
	31,750,000	3.000	11/15/44	34,271,583
	900,000	2.875	08/15/45	947,097
	10,600,000	3.000	11/15/45	11,448,742
	United States Treasury Inflation Protected Securities
	2,711,848	0.125	04/15/17	2,743,197
	11,273,350	0.125	04/15/18	11,477,623
	2,360,605	0.125	01/15/23	2,382,724
	8,245,638	0.375 (f)	07/15/23	8,501,995
	7,574,213	0.625	01/15/24	7,894,905

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – (continued)
United States Treasury Inflation Protected Securities – (continued)
$3,034,405	2.500%	01/15/29	$3,818,617
712,446	2.125	02/15/40	912,486
1,931,350	1.375	02/15/44	2,168,848
United States Treasury Notes
1,200,000	1.625	06/30/20	1,223,976
800,000	1.625	07/31/20	815,936
4,700,000	1.500	03/31/23	4,684,960

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $103,413,486)			$108,568,967

Shares	Rate	Value
Investment Company(b)(h) – 8.8%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
81,617,969	0.250%	$81,617,969
(Cost $81,617,969)

TOTAL INVESTMENTS – 108.3%
(Cost $990,803,648)		$1,007,799,452

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.3)%		(76,865,946)

NET ASSETS – 100.0%		$930,933,506

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $151,908,554, which represents approximately 16.3% of net assets as of March 31, 2016.
(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $96,451,019 which represents approximately 10.4% of net assets as of March 31, 2016.
(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $28,386,958, which represents approximately 3.1% of net assets as of March 31, 2016.
(h)	Represents an affiliated fund.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NCUA	—National Credit Union Administration
NZDOR	—New Zealand Dollar Offered Rate
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	EUR	3,017,477	USD	3,388,431	$3,438,823	05/19/16	$50,392
	JPY	679,615,633	USD	6,001,196	6,043,475	04/26/16	42,280
	NZD	4,311,000	USD	2,874,601	2,975,651	04/26/16	101,050
	SEK	39,494,170	EUR	4,234,857	4,869,323	04/26/16	46,729
Barclays Bank PLC	AUD	3,474,595	USD	2,612,837	2,660,263	04/26/16	47,426
	CAD	1,913,402	USD	1,468,000	1,473,327	04/26/16	5,327
	EUR	1,267,000	GBP	992,588	1,442,842	04/26/16	17,126
	EUR	817,401	SEK	7,540,550	930,844	04/26/16	1,152
	GBP	3,398,712	USD	4,858,612	4,881,500	04/07/16	22,888
	NZD	1,080,000	USD	715,853	745,466	04/26/16	29,613
BNP Paribas SA	AUD	961,000	USD	719,357	735,773	04/26/16	16,416
	CHF	708,477	EUR	644,000	737,638	04/26/16	4,260
	EUR	1,300,000	GBP	1,014,691	1,480,421	04/26/16	22,959
	EUR	1,926,000	USD	2,162,111	2,193,302	04/26/16	31,191
	GBP	745,685	USD	1,058,269	1,071,074	04/26/16	12,805
	NOK	11,053,856	USD	1,297,264	1,335,710	04/26/16	38,446
	NZD	1,537,826	USD	1,027,369	1,061,479	04/26/16	34,110
	SEK	6,115,280	EUR	653,000	753,966	04/26/16	10,339
	USD	737,312	EUR	646,000	735,656	04/26/16	1,656
Citibank NA	EUR	696,000	CHF	752,299	793,864	06/15/16	8,783
	EUR	1,296,000	GBP	1,008,423	1,475,867	04/26/16	27,405
	EUR	646,000	NOK	6,066,328	735,656	04/26/16	2,622
	EUR	648,000	SEK	5,984,928	737,933	04/26/16	38
	EUR	634,000	USD	716,674	721,990	04/26/16	5,317
	GBP	242,409	USD	343,541	348,187	04/26/16	4,646
	NOK	12,255,912	EUR	1,292,000	1,480,962	04/26/16	9,651
	NZD	2,264,696	USD	1,537,960	1,563,198	04/26/16	25,238
	SEK	533,785	EUR	57,462	65,812	04/26/16	375
	USD	294,290	NZD	425,853	293,943	04/26/16	347
Credit Suisse International (London)	GBP	657,597	USD	930,135	944,493	04/07/16	14,358
HSBC Bank PLC	EUR	1,955,000	USD	2,186,265	2,226,326	04/26/16	40,061
	NOK	6,007,457	EUR	632,000	725,920	04/26/16	6,208
	SEK	21,262,478	EUR	2,275,546	2,621,498	04/26/16	30,138
Royal Bank of Canada	AUD	678,422	USD	515,856	519,374	04/28/16	3,518
Standard Chartered Bank	AUD	970,000	USD	731,225	742,664	04/26/16	11,439
	EUR	6,269,327	USD	7,005,564	7,139,420	04/26/16	133,856
	NZD	610,197	USD	402,501	421,186	04/26/16	18,685
State Street Bank (London)	CHF	703,677	EUR	642,000	732,640	04/26/16	1,540
	EUR	645,000	SEK	5,954,382	734,517	04/26/16	388
	EUR	1,264,369	USD	1,417,744	1,439,845	04/26/16	22,101
	GBP	513,292	EUR	646,000	737,273	04/26/16	1,617
	GBP	264,807	USD	373,751	380,358	04/26/16	6,607
	NOK	13,132,025	EUR	1,390,000	1,586,390	06/15/16	942
	SEK	106,844,384	EUR	11,499,015	13,173,080	04/26/16	78,164
	USD	738,547	AUD	960,000	735,007	04/26/16	3,540
	USD	2,281,099	JPY	254,166,858	2,260,176	04/26/16	20,922

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Westpac Banking Corp.	AUD	822,800	USD	621,082	$629,963	04/26/16	$8,880
	NZD	2,782,164	USD	1,890,184	1,920,378	04/26/16	30,196
	USD	735,735	NZD	1,060,000	731,661	04/26/16	4,075
TOTAL							$1,057,822

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	AUD	1,922,000	USD	1,471,589	$1,471,546	04/26/16	$(43)
	USD	717,181	EUR	632,000	719,713	04/26/16	(2,532)
	USD	11,935,800	EUR	10,629,110	12,113,308	05/19/16	(177,508)
Barclays Bank PLC	CAD	1,861,411	USD	1,434,000	1,433,293	04/26/16	(707)
	GBP	518,454	EUR	654,000	744,687	04/26/16	(78)
	USD	2,171,000	CAD	2,887,882	2,223,680	04/26/16	(52,680)
	USD	736,392	EUR	648,000	737,933	04/26/16	(1,541)
	USD	719,004	NZD	1,067,000	736,493	04/26/16	(17,488)
BNP Paribas SA	CHF	715,358	EUR	656,280	746,530	06/15/16	(2,029)
	USD	1,455,858	EUR	1,298,000	1,478,144	04/26/16	(22,286)
	USD	3,057,061	JPY	345,884,414	3,075,774	04/26/16	(18,713)
	USD	729,428	NZD	1,090,000	752,368	04/26/16	(22,940)
	USD	487,620	SEK	4,065,309	501,221	04/26/16	(13,601)
Citibank NA	EUR	1,291,938	CHF	1,416,287	1,471,241	04/26/16	(3,340)
	EUR	1,828,328	SEK	16,972,164	2,082,074	04/26/16	(10,462)
	GBP	1,545,909	EUR	1,958,000	2,220,485	04/26/16	(9,258)
	JPY	33,038,472	USD	294,615	293,794	04/26/16	(821)
	USD	2,988,623	AUD	4,026,220	3,082,606	04/26/16	(93,983)
	USD	2,857,458	CAD	3,810,145	2,933,825	04/26/16	(76,367)
	USD	1,477,256	EUR	1,323,807	1,507,533	04/26/16	(30,277)
	USD	1,157,963	GBP	813,823	1,168,877	04/07/16	(10,914)
	USD	316,864	JPY	35,957,750	319,754	04/26/16	(2,890)
	USD	314,777	SEK	2,629,772	324,230	04/26/16	(9,454)
HSBC Bank PLC	USD	345,938	AUD	463,715	355,035	04/26/16	(9,097)
	USD	668,343	CAD	929,000	715,317	04/06/16	(46,974)
JPMorgan Securities, Inc.	USD	705,621	SEK	6,065,658	747,664	04/19/16	(42,043)
Royal Bank of Canada	USD	1,005,401	JPY	113,919,000	1,013,293	05/06/16	(7,892)
Royal Bank of Scotland PLC	USD	4,918,970	GBP	3,438,517	4,938,670	04/07/16	(19,700)
Standard Chartered Bank	NZD	1,066,000	USD	736,118	735,802	04/26/16	(315)
	USD	1,450,239	EUR	1,290,000	1,469,034	04/26/16	(18,794)
	USD	460,317	SEK	3,828,777	472,058	04/26/16	(11,742)
State Street Bank (London)	EUR	1,304,000	SEK	12,097,847	1,484,976	04/26/16	(6,593)
	USD	3,609,953	AUD	4,865,165	3,724,930	04/26/16	(114,977)
	USD	703,592	CAD	936,326	720,975	04/26/16	(17,383)
	USD	286,284	EUR	257,835	293,618	04/26/16	(7,334)
Westpac Banking Corp.	USD	1,207,137	AUD	1,588,672	1,216,339	04/26/16	(9,203)
	USD	717,130	EUR	632,000	719,713	04/26/16	(2,582)
	USD	4,711,740	NZD	6,996,783	4,829,502	04/26/16	(117,762)
TOTAL							$(1,012,303)

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACT — At March 31, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Received: $(4,059,219))	3.000%	TBA-30yr	05/12/16	$(4,000,000)	$(4,095,000)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 10 Year Government Bonds	29	June 2016	$2,911,100	$19,411
Eurodollars	1	March 2017	247,825	248
Ultra Long U.S. Treasury Bonds	(61)	June 2016	(10,524,406)	(23,127)
2 Year U.S. Treasury Notes	432	June 2016	94,500,000	30,796
5 Year U.S. Treasury Notes	399	June 2016	48,344,461	156,658
10 Year U.S. Treasury Notes	(239)	June 2016	(31,163,359)	(96,034)
20 Year U.S. Treasury Bonds	3	June 2016	493,312	6,288
TOTAL				$94,240

SWAP CONTRACTS — At March 31, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)(b)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
SEK	97,180	06/15/18	0.050%	3 month STIBOR	$93,834	$(7,827)
EUR	12,510	02/17/19	6 month EURO	0.086%	1,073	(8,397)
	4,540	02/09/20	6 month EURO	0.100	(3,050)	(5,323)
	11,280	02/26/20	0.050	6 month EURO	4,516	1,357
GBP	2,620	02/16/21	6 month GBP	1.160	(2,927)	(790)
CAD	36,750	06/15/21	1.000	6 month CDOR	2,017	3,181
AUD	5,110	06/15/21	2.500	6 month AUDOR	13,372	16,982
	$16,440	06/15/21	3 month LIBOR	2.000	(479,748)	(140,081)
SEK	99,260	06/15/21	3 month STIBOR	0.500	(89,235)	1,017
GBP	3,780	06/15/21	6 month GBP	1.750	(199,621)	8,196
	3,240	12/11/22	6 Month GBP	1.940	(10,776)	(136,949)
EUR	1,520	02/09/23	0.500	6 month EURO	1,798	11,559
	8,380	06/15/23	0.750	6 month EURO	275,991	53,180
JPY	1,596,410	06/15/23	6 month JYOR	0.100	(71,872)	(4,027)
GBP	2,570	02/16/25	1.570	6 Month GBP	10,571	6,706
EUR	2,530	05/11/25	1.567	6 month EURO	78,739	21,698
	17,550	05/11/25	1.568	6 month EURO	20,943	675,763
	4,240	09/16/25	2.000	6 month EURO	80,221	172,963
GBP	2,780	09/16/25	6 month GBP	2.750	(258,621)	77,279
JPY	1,670,820	12/16/25	6 month JYOR	1.000	(565,963)	74,833
EUR	12,110	01/06/26	1.550	6 month EURO	1,851,609	(1,483,751)
AUD	3,010	03/24/26	3.100	6 month AUDOR	9,739	7,381
EUR	22,330	06/15/26	1.000	6 month EURO	1,092,292	(2,972)

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

			Rates Exchanged		Market Value
Notional Amount (000s)(b)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$6,920	06/15/26	3 month LIBOR	2.250%	$(249,894)	$(120,667)
NZD	6,790	06/15/26	3 month NZDOR	3.000	51,384	(46,294)
SEK	46,250	06/15/26	3 month STIBOR	1.250	(20,338)	(10,440)
AUD	14,400	06/15/26	3.000%	6 month AUDOR	292,608	78,200
	2,410	06/16/26	3.000	6 month AUDOR	37,694	24,327
	$7,200	12/15/26	2.500	3 month LIBOR	67,042	21,479
SEK	14,260	12/15/26	2.750	3 month STIBOR	(976)	46,600
GBP	5,700	12/11/27	2.190	6 month GBP	33,740	375,417
	2,910	12/11/32	6 month GBP	2.250	(17,571)	(250,088)
	740	02/16/33	6 month GBP	1.820	(4,398)	155
EUR	6,100	05/11/35	6 month GBP	1.695	(117,254)	(281,448)
	$5,830	12/17/35	3.000	3 month LIBOR	223,887	5,306
JPY	742,850	12/17/35	6 month JYOR	2.000	(648,958)	(82,349)
	193,300	03/30/36	6 month JYOR	0.900	(3,748)	(2,433)
	78,290	06/15/36	6 month JYOR	0.500	701	165
EUR	1,860	12/19/45	1.250	6 month EURO	(113)	23,788
	$5,880	12/19/45	2.750	3 month LIBOR	121,859	417
JPY	807,750	12/19/45	6 month JYOR	2.000	(519,444)	(227,276)
GBP	3,380	01/05/46	6 month GBP	2.250	(126,023)	(209,031)
	$330	06/15/46	2.500	3 month LIBOR	25,858	1,138
GBP	34,590	06/15/46	6 month GBP	2.000	(588,436)	23,791
	TOTAL				$412,522	$(1,287,265)

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2016.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2016(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX Investment Grade Index 26	$59,725	(1.000)%	06/20/21	0.796%	$(577,109)	$(46,721)

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

INTEREST RATE SWAPTION CONTRACTS

For the fiscal year ended March 31, 2016, the Fund had the following interest rate swaptions activities:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2015	$—	$—
Contracts Written	30,000	697,260
Contracts Bought to Close	(30,000)	(697,260)
Contracts Outstanding March 31, 2016	$—	$—

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments

March 31, 2016

Principal Amount		Interest Rate		Maturity Date	Value

	Foreign Sovereign Debt Obligations – 46.2%
	British Pound – 3.3%
	United Kingdom Treasury
GBP	3,400,000	1.750%		07/22/19	$5,067,541
	2,930,000	2.000		09/07/25	4,428,090
	2,000,000	4.500		09/07/34	3,939,373
	1,200,000	4.250		03/07/36	2,313,867
	2,170,000	3.250		01/22/44	3,739,120
	2,970,000	3.500		01/22/45	5,362,234
	720,000	3.500		07/22/68	1,482,557

					26,332,782

	Canadian Dollar – 1.6%
	British Columbia Province of Canada
CAD	800,000	3.250		12/18/21	676,472
	Government of Canada
	2,530,000	2.500		06/01/24	2,154,498
	2,920,000	4.000		06/01/41	3,120,482
	Ontario Province of Canada
	1,800,000	4.400		06/02/19	1,527,232
	1,700,000	2.600		06/02/25	1,354,398
	2,300,000	4.650		06/02/41	2,244,588
	Quebec Province of Canada
	1,800,000	4.250		12/01/21	1,590,763

					12,668,433

	Czech Koruna – 0.1%
	Czech Republic Government Bond
CZK	11,190,000	1.500		10/29/19	496,044

	Danish Krone – 0.1%
	Kingdom of Denmark
DKK	3,000,000	4.500		11/15/39	799,502

	Euro – 20.8%
	Federal Republic of Germany
EUR	10,750,000	0.500		02/23/18	12,460,680
	14,900,000	0.000		03/16/18	17,117,303
	950,000	2.250		09/04/20	1,209,471
	4,000,000	1.000		08/15/24	4,948,772
	6,270,000	4.750		07/04/34	12,261,436
	500,000	2.500		08/15/46	822,445
	Government of France
	2,200,000	1.000		11/25/18	2,595,229
	18,980,000	1.750		11/25/24	24,366,980
	1,330,000	4.500		04/25/41	2,566,950
	Italy Buoni Poliennali Del Tesoro
	3,468,394	2.350		09/15/19	4,340,201
	1,370,000	5.000		03/01/22	1,962,138
	8,030,198	2.350	(a)	09/15/24	10,669,015
	2,040,000	3.500	(a)	03/01/30	2,857,679
	190,000	5.000		08/01/34	318,006
	Kingdom of Belgium
	4,485,000	3.750	(a)	09/28/20	6,032,824
	40,000	2.250		06/22/23	52,791
	3,100,000	2.600	(a)	06/22/24	4,216,055
	Kingdom of The Netherlands(a)
	7,320,000	4.000		07/15/18	9,179,611
	3,580,000	0.250		07/15/25	4,080,688

	Foreign Sovereign Debt Obligations – (continued)
	Euro – (continued)
	Republic of Austria(a)
EUR	8,990,000	4.350%		03/15/19	$11,661,880
	Republic of Ireland
	860,000	4.500		04/18/20	1,158,861
	510,000	3.400		03/18/24	710,462
	Republic of Italy
	7,059,088	2.150		11/12/17	8,334,718
	1,310,000	5.000		08/01/39	2,260,912
	Spain Government Bond(a)
	2,200,000	4.800		01/31/24	3,200,821
	2,230,000	3.800		04/30/24	3,048,065
	1,250,000	2.750		10/31/24	1,593,984
	5,345,000	5.900		07/30/26	8,650,169
	Spain Government Inflation Linked Bond(a)
	3,157,152	0.550		11/30/19	3,725,446

					166,403,592

	Japanese Yen – 17.0%
	Government of Japan
JPY	2,402,800,000	0.300		03/20/18	21,565,955
	667,500,000	0.200		09/20/18	5,993,414
	3,126,500,000	1.300		06/20/20	29,549,585
	2,037,100,000	0.800		09/20/23	19,420,190
	108,950,000	0.400		06/20/25	1,012,114
	642,950,000	0.400		09/20/25	5,974,302
	436,000,000	2.200		03/20/31	5,032,256
	225,000,000	1.700		09/20/32	2,465,374
	214,000,000	1.400		09/20/34	2,251,616
	1,574,200,000	2.500		09/20/34	19,303,025
	348,000,000	2.200		09/20/39	4,244,985
	391,000,000	1.400		09/20/45	4,277,115
	141,600,000	2.000		03/20/52	1,827,809
	162,700,000	1.400		03/20/55	1,834,002
	Japanese Government CPI Linked Bond
	23,359,000	0.100		09/10/24	218,408
	1,177,969,200	0.100		03/10/25	11,024,523

					135,994,673

	Mexican Peso – 0.5%
	United Mexican States
MXN	13,428,840	0.000	(b)	04/28/16	774,027
	14,260,700	0.000	(b)	05/12/16	820,778
	14,401,940	0.000	(b)	06/16/16	827,012
	7,154,300	7.750		11/23/34	465,851
	13,763,300	10.000		11/20/36	1,096,346
	1,882,300	8.500		11/18/38	131,588

					4,115,602

	Polish Zloty – 0.1%
	Poland Government Bond
PLN	980,000	3.250		07/25/19	276,258
	290,000	4.000		10/25/23	85,546
	1,200,000	3.250		07/25/25	335,783

					697,587

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount		Interest Rate		Maturity Date	Value

	Foreign Sovereign Debt Obligations – (continued)
	South African Rand – 0.2%
	Republic of South Africa
ZAR	18,820,000	7.750%		02/28/23	$1,196,065
	6,569,608	10.500		12/21/26	486,309

					1,682,374

	South Korean Won – 0.5%
	Republic of Korea
KRW	3,819,000,000	5.000		06/10/20	3,804,851

	United States Dollar – 2.0%
	Republic of Chile
	$6,171,000	3.125		01/21/26	6,248,137
	150,000	3.625		10/30/42	142,500
	Republic of Colombia
	200,000	5.625		02/26/44	199,000
	200,000	5.000		06/15/45	187,500
	Republic of Indonesia
	970,000	5.875		01/15/24	1,091,250
	200,000	4.125	(a)	01/15/25	201,000
	1,110,000	4.125		01/15/25	1,115,550
	1,050,000	6.750		01/15/44	1,265,444
	230,000	5.125		01/15/45	228,850
	Republic of Kazakhstan
	550,000	5.125		07/21/25	565,950
	Republic of Korea
	660,000	7.125		04/16/19	767,930
	Republic of Peru
	580,000	6.550		03/14/37	722,100
	Republic of South Africa
	210,000	5.875		09/16/25	227,850
	Republic of Turkey
	500,000	5.750		03/22/24	540,625
	United Mexican States
	460,000	4.750		03/08/44	460,000
	1,210,000	5.550		01/21/45	1,340,075
	470,000	5.750		10/12/10	478,225

					15,781,986

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $355,947,674)				$368,777,426

	Corporate Obligations – 19.8%
	Automotive – 0.5%
	BMW US Capital LLC
EUR	350,000	1.125%		09/18/21	$413,260
	FCE Bank PLC
	750,000	1.625		09/09/16	858,783
	Ford Motor Credit Co. LLC
	$2,300,000	3.984		06/15/16	2,314,580
	300,000	4.250		02/03/17	306,693

					3,893,316

	Corporate Obligations – (continued)
	Banks – 7.4%
	ABN AMRO Bank NV
EUR	1,000,000	2.875	%(c)(d)	06/30/25	$1,160,055
	$800,000	4.750	(a)	07/28/25	805,790
	American Express Credit Corp.
	700,000	2.800		09/19/16	705,956
	Bank of America Corp.
EUR	300,000	4.625		08/07/17	362,036
	$1,550,000	5.750		12/01/17	1,645,070
	1,000,000	5.650		05/01/18	1,072,646
	1,400,000	2.600		01/15/19	1,422,439
	600,000	2.650		04/01/19	609,974
	1,450,000	4.125		01/22/24	1,528,224
	150,000	3.875		08/01/25	155,725
	Bank of Ireland
EUR	6,500,000	1.250		04/09/20	7,473,123
	BBVA Subordinated Capital SAU(c)(d)
	600,000	3.500		04/11/24	701,884
	BNP Paribas SA(c)(d)
	150,000	4.730		04/12/49	170,709
	Branch Banking & Trust Co.(d)
	$1,250,000	3.625		09/16/25	1,304,702
	Citigroup, Inc.
	1,300,000	3.700		01/12/26	1,335,010
	Cooperatieve Rabobank UA
EUR	1,600,000	3.875		07/25/23	2,054,774
	Credit Agricole SA(a)
	$1,500,000	2.125		04/17/18	1,510,548
	Credit Suisse AG
	750,000	6.500		08/08/23	806,250
	HSBC Holdings PLC
	200,000	4.250		08/18/25	197,193
	450,000	6.800		06/01/38	543,365
	ING Bank NV
EUR	300,000	6.125	(c)(d)	05/29/23	373,984
	$900,000	5.800	(a)	09/25/23	980,719
	2,800,000	4.125	(c)(d)	11/21/23	2,823,996
	Intesa Sanpaolo SpA
	800,000	2.375		01/13/17	803,470
	1,700,000	3.875		01/16/18	1,739,505
	900,000	3.875		01/15/19	924,153
	500,000	5.017	(a)	06/26/24	468,894
	JPMorgan Chase & Co.(d)
	1,550,000	3.300		04/01/26	1,568,891
	KBC Bank NV(c)(d)
	1,000,000	8.000		01/25/23	1,077,500
	KBC Groep NV(c)(d)
EUR	1,600,000	1.875		03/11/27	1,777,272
	Lloyds TSB Bank PLC(c)(d)
	1,250,000	11.875		12/16/21	1,531,625
	Mitsubishi UFJ Financial Group, Inc.
	$1,150,000	2.950		03/01/21	1,172,882
	1,100,000	3.850		03/01/26	1,143,798
	Morgan Stanley, Inc.
	500,000	5.625		09/23/19	555,513
EUR	900,000	2.375		03/31/21	1,089,694
	$50,000	3.875		04/29/24	52,153

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Banks – (continued)
	Morgan Stanley, Inc. – (continued)
	$1,700,000	3.700%		10/23/24	$1,745,985
EUR	300,000	1.750		01/30/25	340,168
	$300,000	4.000		07/23/25	313,423
	1,000,000	3.950		04/23/27	992,545
	350,000	4.300		01/27/45	351,129
	Regions Financial Corp.(d)
	750,000	2.000		05/15/18	745,537
	Santander UK Group Holdings PLC(a)
	3,600,000	4.750		09/15/25	3,424,860
	900,000	5.625		09/15/45	830,281
	Synchrony Financial(d)
	100,000	1.875		08/15/17	99,578
	250,000	3.000		08/15/19	252,221
	The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
	1,050,000	1.700		03/05/18	1,044,331
	UBS Group Funding Jersey Ltd.(a)
	2,400,000	3.000		04/15/21	2,404,411
	1,750,000	4.125		09/24/25	1,752,495
	Wells Fargo & Co.
	800,000	3.300		09/09/24	824,763

					58,771,249

	Chemicals – 0.3%
	Bayer AG(c)(d)
EUR	850,000	3.750		07/01/74	999,036
	Eastman Chemical Co.(d)
	$650,000	3.800		03/15/25	658,974
	LYB International Finance BV
	150,000	5.250		07/15/43	154,629
	LyondellBasell Industries NV(d)
	500,000	5.000		04/15/19	532,572
	Monsanto Co.(d)
	150,000	4.400		07/15/44	138,790

					2,484,001

	Communications – 2.0%
	21st Century Fox America, Inc.
	50,000	4.000		10/01/23	53,739
	600,000	3.700	(d)	09/15/24	631,968
	550,000	3.700	(d)	10/15/25	574,931
	America Movil SAB de CV
MXN	5,260,000	6.000		06/09/19	300,431
	American Tower Corp.(d)
	$450,000	3.300		02/15/21	457,836
	AT&T, Inc.(d)
	1,750,000	3.400		05/15/25	1,754,802
	British Telecommunications PLC
GBP	244,000	6.625		06/23/17	372,351
	CCO Safari II LLC(a)(d)
	$150,000	3.579		07/23/20	152,783
	1,150,000	4.908		07/23/25	1,215,796
	Comcast Corp.
	50,000	4.500		01/15/43	54,343
	1,600,000	4.600	(d)	08/15/45	1,781,042

	Corporate Obligations – (continued)
	Communications – (continued)
	Orange SA
	$50,000	5.375%		01/13/42	$58,322
	250,000	5.500	(d)	02/06/44	297,048
	Time Warner Cable, Inc.
	300,000	6.750		07/01/18	328,830
	450,000	5.000		02/01/20	487,316
	100,000	4.125	(d)	02/15/21	105,233
	28,000	7.300		07/01/38	32,396
	100,000	5.500	(d)	09/01/41	99,859
	Verizon Communications, Inc.
	2,248,000	2.625		02/21/20	2,308,203
	350,000	4.500		09/15/20	386,381
	750,000	5.150		09/15/23	865,446
	2,850,000	3.500	(d)	11/01/24	2,990,034
	40,000	6.400		09/15/33	49,397
	86,000	6.550		09/15/43	112,806
	505,000	4.522		09/15/48	505,153
	25,000	4.672		03/15/55	24,096

					16,000,542

	Consumer Cyclical Services(d) – 0.2%
	Visa, Inc.
	350,000	2.800		12/14/22	364,520
	1,100,000	3.150		12/14/25	1,148,158

					1,512,678

	Diversified Manufacturing – 0.1%
	Roper Technologies, Inc.
	400,000	2.050		10/01/18	399,628

	Electric – 0.5%
	Berkshire Hathaway Energy Co.
	350,000	5.950		05/15/37	420,846
	EDP Finance BV
EUR	200,000	4.875		09/14/20	260,506
	350,000	4.125		01/20/21	443,954
	100,000	2.625		01/18/22	118,930
	Electricite de France SA(c)(d)
	400,000	4.125		01/22/49	433,927
	700,000	5.000		01/22/49	754,792
	Enel Finance International NV
GBP	150,000	5.625		08/14/24	256,827
	100,000	5.750		09/14/40	177,066
	Engie(c)(d)
EUR	400,000	3.875		07/10/49	473,662
	Exelon Corp.(d)
	$450,000	3.950		06/15/25	466,382
	Ruwais Power Co. PJSC(a)
	520,000	6.000		08/31/36	564,200

					4,371,092

	Energy – 1.2%
	Anadarko Petroleum Corp.(d)
	50,000	3.450		07/15/24	44,684
	400,000	4.500		07/15/44	312,875

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Energy – (continued)
	Apache Corp.(d)
	$100,000	3.250%		04/15/22	$95,974
	100,000	4.750		04/15/43	90,023
	APT Pipelines Ltd.
EUR	800,000	1.375		03/22/22	884,012
	1,650,000	2.000		03/22/27	1,773,425
	Brazil Minas SPE via State of Minas Gerais(e)
	$231,000	5.333		02/15/28	198,083
	Buckeye Partners LP(d)
	550,000	4.150		07/01/23	482,444
	Columbia Pipeline Group, Inc.(a)
	100,000	2.450		06/01/18	98,700
	150,000	3.300	(d)	06/01/20	148,440
	Devon Energy Corp.(d)
	500,000	3.250		05/15/22	417,500
	200,000	5.600		07/15/41	155,138
	50,000	4.750		05/15/42	37,016
	Dolphin Energy Ltd.
	224,284	5.888		06/15/19	239,423
	334,040	5.888	(a)	06/15/19	356,588
	Energy Transfer Partners LP(d)
	150,000	3.600		02/01/23	129,411
	Enterprise Products Operating LLC(d)
	500,000	3.750		02/15/25	497,595
	Halliburton Co.(d)
	550,000	3.375		11/15/22	558,563
	50,000	3.500		08/01/23	50,050
	550,000	3.800		11/15/25	548,489
	Kinder Morgan, Inc.(d)
	350,000	3.050		12/01/19	342,821
	TOTAL SA(c)(d)
EUR	900,000	2.250		02/26/49	963,585
	700,000	2.625		02/26/49	724,683
	Williams Partners LP(d)
	$450,000	3.900		01/15/25	360,000

					9,509,522

	Financial Companies – 0.4%
	GE Capital European Funding
EUR	1,200,000	2.875		06/18/19	1,484,986
	GE Capital International Funding Co.(a)
	$1,500,000	3.373		11/15/25	1,600,222

					3,085,208

	Food & Beverage – 1.7%
	Anheuser-Busch InBev Finance, Inc.(d)
	2,050,000	2.650		02/01/21	2,105,668
	600,000	3.300		02/01/23	624,417
	3,500,000	3.650		02/01/26	3,678,100
	350,000	4.900		02/01/46	392,343
	CVS Health Corp.(d)
	550,000	2.800		07/20/20	570,272
	300,000	3.500		07/20/22	321,612
	350,000	4.000		12/05/23	382,557
	250,000	3.875		07/20/25	269,615

	Corporate Obligations – (continued)
	Food & Beverage – (continued)
	Kraft Heinz Foods Co.(a)(d)
	$600,000	2.800%		07/02/20	$613,372
	500,000	3.500		07/15/22	525,114
	500,000	3.950		07/15/25	531,897
	150,000	5.000		07/15/35	164,447
	150,000	5.200		07/15/45	168,411
	Mead Johnson Nutrition Co.(d)
	800,000	4.125		11/15/25	849,250
	Pernod-Ricard SA(a)
	400,000	4.450		01/15/22	431,786
	1,050,000	4.250		07/15/22	1,128,464
	885,000	5.500		01/15/42	954,931

					13,712,256

	Health Care – Services – 0.1%
	Humana, Inc.(d)
	150,000	3.850		10/01/24	153,372
	UnitedHealth Group, Inc.
	700,000	2.875		12/15/21	726,835

					880,207

	Health Care Products – 0.4%
	Medtronic, Inc.
	200,000	2.500		03/15/20	206,818
	350,000	3.500		03/15/25	372,599
	300,000	4.625		03/15/45	335,294
	Stryker Corp.(d)
	1,850,000	3.375		11/01/25	1,897,926
	50,000	3.500		03/15/26	51,947

					2,864,584

	Insurance – 0.4%
	Allianz Finance II BV(c)(d)
EUR	100,000	5.750		07/08/41	131,240
	Assicurazioni Generali SpA(c)(d)
GBP	50,000	6.416		02/28/49	69,588
	Chubb INA Holdings, Inc.(d)
	$400,000	2.875		11/03/22	412,285
	Generali Finance BV(c)(d)
GBP	150,000	6.214		12/31/49	214,627
	Meiji Yasuda Life Insurance Co.(a)(c)(d)
	$850,000	5.200		10/20/45	916,470
	Prudential Financial, Inc.(c)(d)
	200,000	5.375		05/15/45	197,000
	QBE Insurance Group Ltd.(a)
	400,000	2.400		05/01/18	401,350
	Standard Life PLC(c)(d)
GBP	150,000	6.546		01/06/49	223,193
	Teachers Insurance & Annuity Association of America(a)
	$800,000	4.900		09/15/44	857,239

					3,422,992

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Metals & Mining – 0.2%
	Glencore Funding LLC(a)
	$350,000	2.500%		01/15/19	$320,250
	Rio Tinto Finance USA Ltd.
	752,000	9.000		05/01/19	893,305

					1,213,555

	Noncaptive – Financial – 0.2%
	Capital One Financial Corp.(d)
	1,000,000	4.200		10/29/25	1,016,932
	General Electric Co.
MXN	2,000,000	8.500		04/06/18	123,770
	$350,000	5.550		05/04/20	403,683
	150,000	4.650		10/17/21	171,126

					1,715,511

	Pharmaceuticals – 1.3%
	AbbVie, Inc.
	1,500,000	1.750		11/06/17	1,506,165
	400,000	2.500	(d)	05/14/20	406,052
	50,000	3.200	(d)	11/06/22	51,297
	200,000	3.600	(d)	05/14/25	209,381
	Actavis Funding SCS
	50,000	2.450		06/15/19	50,670
	250,000	3.000	(d)	03/12/20	255,905
	100,000	3.450	(d)	03/15/22	103,415
	850,000	3.800	(d)	03/15/25	882,992
	100,000	4.850	(d)	06/15/44	106,491
	EMD Finance LLC(a)(d)
	2,050,000	3.250		03/19/25	2,047,296
	Forest Laboratories LLC(a)(d)
	300,000	4.375		02/01/19	318,307
	4,100,000	5.000		12/15/21	4,577,334
	Merck KGaA(c)(d)
EUR	150,000	2.625		12/12/74	171,282

					10,686,587

	Real Estate Investment Trusts(d) – 0.7%
	Hammerson PLC
EUR	100,000	2.000		07/01/22	118,137
	HCP, Inc.
	$100,000	2.625		02/01/20	98,553
	1,750,000	5.375		02/01/21	1,910,707
	200,000	4.250		11/15/23	199,554
	Prologis LP
EUR	100,000	3.000		01/18/22	123,877
	Trust F/1401(a)
	$330,000	5.250		12/15/24	335,775
	Ventas Realty LP
	1,600,000	3.500		02/01/25	1,569,631
	Ventas Realty LP/Ventas Capital Corp.
	200,000	3.250		08/15/22	200,476
	WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
	350,000	2.700		09/17/19	352,379
	400,000	3.750		09/17/24	407,123

					5,316,212

	Corporate Obligations – (continued)
	Restaurants(d) – 0.0%
	McDonald’s Corp.
	$100,000	2.750%		12/09/20	$103,342

	Technology – 0.4%
	Apple, Inc.
	400,000	3.850		05/04/43	387,536
	Fidelity National Information Services, Inc.(d)
	650,000	4.500		10/15/22	686,589
	1,100,000	5.000		10/15/25	1,182,557
	Oracle Corp.(d)
	1,050,000	2.950		05/15/25	1,075,265

					3,331,947

	Tobacco – 1.5%
	BAT International Finance PLC(a)
	800,000	2.750		06/15/20	822,698
	200,000	3.500		06/15/22	212,726
	3,300,000	3.950		06/15/25	3,612,348
	Philip Morris International, Inc.(d)
	800,000	1.875		02/25/21	803,236
	1,300,000	2.750		02/25/26	1,320,563
	Reynolds American, Inc.
	108,000	3.250		06/12/20	112,843
	150,000	4.000		06/12/22	162,776
	2,700,000	4.450	(d)	06/12/25	2,970,922
	250,000	5.700	(d)	08/15/35	293,839
	1,100,000	5.850	(d)	08/15/45	1,342,695

					11,654,646

	Transportation(a) – 0.3%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	2,350,000	3.375	(d)	02/01/22	2,333,200
	450,000	4.250		01/17/23	455,986

					2,789,186

	TOTAL CORPORATE OBLIGATIONS
	(Cost $155,592,078)				$157,718,261

	Foreign Debt Obligations(e) – 0.6%
	Supranational – 0.6%
	European Financial Stability Facility
EUR	500,000	2.350%		07/29/44	$725,013
	3,310,000	1.200		02/17/45	3,710,592

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $3,931,402)				$4,435,605

	Asset-Backed Securities(c) – 9.3%
	Collateralized Loan Obligations(a) – 6.1%
	Aberdeen Loan Funding Ltd. Series 2008-1A, Class A
	$1,313,119	0.979%		11/01/18	$1,302,684
	B&M CLO Ltd. Series 2014-1A, Class A1
	1,750,000	1.717		04/16/26	1,712,924

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(c) – (continued)
Collateralized Loan Obligations(a) – (continued)
B&M CLO Ltd. Series 2014-1A, Class A2
$300,000	2.267%	04/16/26	$283,330
Callidus Debt Partners CLO Fund VI Ltd. Series 2006-A, Class A1T
1,834,649	0.576	10/23/21	1,799,833
Duane Street CLO IV Ltd. Series 2007-4A, Class A1R
4,503,220	0.622	11/14/21	4,408,418
Greywolf CLO V Ltd. Series 2015-1A, Class A1
1,800,000	1.920	04/25/27	1,793,243
Halcyon Loan Advisors Funding Ltd. Series 2013-1A, Class A1
2,450,000	1.471	04/15/25	2,393,354
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1
5,650,000	1.845	04/18/26	5,533,090
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B
3,250,000	1.743	04/28/25	3,191,094
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A2
850,000	2.323	04/28/25	795,258
Madison Park Funding X Ltd. Series 2012-10A, Class A1A
2,600,000	1.687	01/20/25	2,585,645
Magnetite VIII Ltd. Series 2014-8A, Class A
2,700,000	1.801	04/15/26	2,692,570
OFSI Fund V Ltd. Series 2014-7A, Class ACOM
2,850,000	0.000	10/18/26	2,778,465
OHA Credit Partners VIII Ltd. Series 2013-8A, Class A
6,100,000	1.437	04/20/25	6,024,262
Shackleton CLO Ltd. Series 2014-5A, Class A
3,650,000	1.844	05/07/26	3,627,655
Shackleton CLO Ltd. Series 2014-5A, Class B1
550,000	2.344	05/07/26	531,142
Sound Point CLO Vlll Ltd. Series 2015-1A, Class A
900,000	1.851	04/15/27	890,252
Trinitas CLO II Ltd. Series 2014-2A, Class ACOM
1,250,000	0.000	07/15/26	1,193,500
Trinitas CLO Ltd. Series 2014-1A, Class A1
1,550,000	1.851	04/15/26	1,524,995
Trinitas CLO Ltd. Series 2014-1A, Class B1
400,000	2.221	04/15/26	368,909
Whitehorse VIII Ltd. Series 2014-1A, Class A
3,500,000	1.829	05/01/26	3,431,246

			48,861,869

Home Equity – 0.6%
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)
2,495,075	1.883	10/25/37	2,295,478
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
46,456	7.000	09/25/37	46,091
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
89,942	7.000	09/25/37	89,957
New Century Home Equity Loan Trust Series 2005-3, Class M1
2,179,126	0.916	07/25/35	2,172,769

			4,604,295

Asset-Backed Securities(c) – (continued)
Student Loans – 2.6%
Chase Education Loan Trust Series 2007-A, Class A3
$467,291	0.700%	12/28/23	$457,551
Educational Services of America, Inc. Series 2010-1, Class A1(a)
890,549	1.469	07/25/23	877,394
Educational Services of America, Inc. Series 2015-2, Class A(a)
3,530,651	1.436	12/25/56	3,513,687
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
670,842	1.579	02/25/42	668,468
Nelnet Student Loan Trust Series 2006-2, Class A5
2,374,418	0.719	01/25/30	2,314,707
Nelnet Student Loan Trust Series 2010-3A, Class A(a)
692,029	1.399	07/27/48	677,603
Nelnet Student Loan Trust Series 2011-1A, Class A(a)
383,090	1.283	02/25/43	370,799
Northstar Education Finance, Inc. Series 2004-2, Class A3
425,180	0.791	07/30/18	422,941
Scholar Funding Trust Series 2010-A, Class A(a)
1,145,197	1.371	10/28/41	1,065,557
SLC Student Loan Center Series 2011-1, Class A(a)
859,541	1.653	10/25/27	852,815
SLC Student Loan Trust Series 2006-1, Class A4
521,444	0.714	12/15/21	519,231
SLC Student Loan Trust Series 2006-1, Class A5
2,550,000	0.744	03/15/27	2,445,958
SLM Student Loan Trust Series 2005-3, Class A5
1,431,239	0.709	10/25/24	1,401,099
SLM Student Loan Trust Series 2006-5, Class A5
3,303,114	0.729	01/25/27	3,218,416
Wachovia Student Loan Trust Series 2006-1, Class A5(a)
2,097,164	0.739	07/26/27	2,059,606

			20,865,832

TOTAL ASSET-BACKED SECURITIES
(Cost $74,803,874)			$74,331,996

Mortgage-Backed Obligations – 20.1%
Adjustable Rate Non-Agency(c) – 0.4%
Countrywide Alternative Loan Trust Series 2005-38, Class A1
$165,113	1.822%	09/25/35	$137,876
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
869,038	0.642	03/20/46	625,968
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
131,308	2.595	04/20/35	127,707
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
821,506	2.883	08/19/36	656,390
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
1,059,855	1.322	01/25/46	715,523

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(c) – (continued)
	Sequoia Mortgage Trust Series 2004-10, Class A3A
	$187,638	1.178%	11/20/34	$176,511
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
	422,475	2.719	11/25/34	416,512

	TOTAL ADJUSTABLE RATE NON-AGENCY			$2,856,487

	Collateralized Mortgage Obligations – 1.8%
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(a)(c)
	$612,832	0.843%	09/20/66	$590,303
	Aire Valley Mortgages PLC Series 2007-1A, Class 2A1(a)(c)
	916,719	0.863	09/20/66	883,658
	Aire Valley Mortgages PLC Series 2007-1X, Class 2A2(c)
EUR	1,528,957	0.026	09/20/66	1,689,006
	FHLMC REMIC Series 4320, Class SD(c)
	$583,837	5.664	07/15/39	95,056
	FHLMC STRIPS Series 304, Class C45
	665,675	3.000	12/15/27	61,322
	FNMA Connecticut Avenue Securities Series 2015-C01, Class 2M1(c)
	12,959	1.936	02/25/25	12,962
	FNMA REMIC Series 2010-126, Class LS(c)
	2,423,074	4.562	11/25/40	469,141
	FNMA REMIC Series 2011-52, Class GB
	909,219	5.000	06/25/41	1,008,300
	FNMA REMIC Series 2011-99, Class DB
	836,197	5.000	10/25/41	924,528
	FNMA REMIC Series 2012-111, Class B
	113,642	7.000	10/25/42	131,416
	FNMA REMIC Series 2012-153, Class B
	437,924	7.000	07/25/42	516,672
	FNMA REMIC Series 2013-121, Class SA(c)
	1,234,240	5.667	12/25/43	210,528
	FNMA REMIC Series 2013-96, Class SW(c)
	549,477	5.667	09/25/43	94,891
	FNMA REMIC Series 2014-87, Class MS(c)
	2,248,745	5.817	01/25/45	388,611
	FNMA REMIC Series 2015-79, Class SA(c)
	889,268	5.817	11/25/45	144,133
	FNMA REMIC Series 2015-81, Class SA(c)
	4,249,997	5.267	11/25/45	628,103
	FNMA REMIC Series 2015-82, Class MS(c)
	1,178,002	5.267	11/25/45	185,025
	FNMA REMIC Series 2015-86, Class BS(c)
	479,058	5.267	11/25/45	74,463
	GNMA REMIC Series 2010-101, Class S(c)
	1,970,167	5.568	08/20/40	315,866
	GNMA REMIC Series 2010-20, Class SE(c)
	553,494	5.818	02/20/40	91,739
	GNMA REMIC Series 2010-31, Class SA(c)
	836,401	5.318	03/20/40	124,783
	GNMA REMIC Series 2012-149, Class MS(c)
	1,089,812	5.818	12/20/42	175,203
	GNMA REMIC Series 2013-134, Class DS(c)
	312,383	5.668	09/20/43	50,901

	Mortgage-Backed Obligations – (continued)
	Collateralized Mortgage Obligations – (continued)
	GNMA REMIC Series 2013-152, Class SG(c)
	$581,342	5.718%	06/20/43	$93,634
	GNMA REMIC Series 2013-152, Class TS(c)
	535,834	5.668	06/20/43	88,990
	GNMA REMIC Series 2013-167, Class SG(c)
	298,254	5.718	11/20/43	45,565
	GNMA REMIC Series 2013-181, Class SA(c)
	1,803,175	5.668	11/20/43	294,996
	GNMA REMIC Series 2014-133, Class BS(c)
	661,760	5.168	09/20/44	97,768
	GNMA REMIC Series 2014-41, Class SA(c)
	357,002	5.668	03/20/44	59,489
	GNMA REMIC Series 2015-110, Class MS(c)
	4,162,935	5.278	08/20/45	634,324
	GNMA REMIC Series 2015-117, Class KI
	5,690,456	5.000	08/20/45	1,003,025
	GNMA REMIC Series 2015-126, Class HS(c)
	1,605,292	5.768	09/20/45	276,271
	GNMA REMIC Series 2015-129, Class IC
	859,092	4.500	09/16/45	129,616
	GNMA REMIC Series 2015-14, Class IO
	2,858,087	5.000	10/20/44	510,533
	GNMA REMIC Series 2015-167, Class AS(c)
	883,184	5.818	11/20/45	127,276
	GNMA REMIC Series 2015-168, Class SD(c)
	453,104	5.768	11/20/45	74,201
	GNMA REMIC Series 2016-1, Class ST(c)
	961,919	5.768	01/20/46	165,546
	GNMA REMIC Series 2016-4, Class SM(c)
	1,290,622	5.218	01/20/46	195,515
	GNMA REMIC Series 2016-6, Class SB(c)
	1,199,854	5.218	01/20/46	184,278
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C(c)
EUR	124,332	0.127	09/21/38	149,360
	Leek Finance Number Seventeen PLC Series 2017X, Class A2A(c)
GBP	78,243	0.865	12/21/37	120,587
	Leek Finance PLC Series 2017X, Class A2C(c)
EUR	130,405	0.147	12/21/37	159,214
	Leek Finance PLC Series 2018X, Class A2B(c)
	$704,548	0.830	09/21/38	741,655

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$14,018,453

	Commercial Mortgage-Backed Securities – 2.2%
	Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM(c)
	$600,000	5.800%	04/10/49	$616,695
	Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class A1A
	2,349,887	5.602	06/11/50	2,458,040
	Commercial Mortgage Trust Series 2007-C9, Class A1A(c)
	3,888,407	6.006	12/10/49	4,038,950
	FNMA ACES Series 2012-M8, Class ASQ2
	145,960	1.520	12/25/19	146,607

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities – (continued)
FNMA ACES Series 2012-M8, Class ASQ3
$300,000	1.800%	12/25/19	$303,659
FREMF Mortgage Trust Series 2015-K44, Class B(a)(c)
1,750,000	3.685	01/25/48	1,520,696
GS Mortgage Securities Trust Series 2007-GG10, Class A1A(c)
3,474,576	5.794	08/10/45	3,586,812
LB Commercial Mortgage Trust Series 2007-C3, Class A1A(c)
2,995,155	5.852	07/15/44	3,095,656
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM(c)
150,000	5.478	02/12/44	152,098
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM(c)
250,000	5.931	12/15/44	240,543
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class A1A(c)
1,717,052	5.608	05/15/46	1,753,132

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$17,912,888

Federal Agencies – 15.7%
FHLMC – 0.2%
$79	5.000%	09/01/16	$80
683	5.000	11/01/16	706
326	5.000	12/01/16	337
2,621	5.000	01/01/17	2,700
5,271	5.000	02/01/17	5,433
5,249	5.000	03/01/17	5,399
10,189	5.000	04/01/17	10,499
437	5.000	05/01/17	452
179	5.000	06/01/17	185
494	5.000	08/01/17	510
35,842	5.000	09/01/17	37,010
46,304	5.000	10/01/17	47,814
31,205	5.000	11/01/17	32,221
31,427	5.000	12/01/17	32,449
40,705	5.000	01/01/18	42,101
93,596	5.000	02/01/18	96,884
90,526	5.000	03/01/18	93,821
89,641	5.000	04/01/18	92,818
67,034	5.000	05/01/18	69,634
18,185	5.000	06/01/18	18,833
18,618	5.000	07/01/18	19,281
7,959	5.000	08/01/18	8,246
5,987	5.000	09/01/18	6,207
25,893	5.000	10/01/18	26,927
30,741	5.000	11/01/18	31,947
21,588	5.000	12/01/18	22,459
14,006	5.000	01/01/19	14,582
1,428	5.000	02/01/19	1,495
3,818	5.000	03/01/19	4,008
3,742	5.000	01/01/33	4,142
1,021	5.000	06/01/33	1,127
9,426	5.000	07/01/33	10,403
11,348	5.000	08/01/33	12,524
2,137	5.000	10/01/33	2,358
8,691	5.000	11/01/33	9,591
2,644	5.000	12/01/33	2,918

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$8,710	5.000%	02/01/34	$9,611
3,322	5.000	03/01/34	3,664
5,535	5.000	04/01/34	6,106
10,308	5.000	05/01/34	11,376
142,560	5.000	06/01/34	157,324
1,858	5.000	11/01/34	2,049
38,570	5.000	04/01/35	42,567
2,914	5.000	11/01/35	3,216
8,381	5.000	02/01/37	9,348
822	5.000	11/01/37	903
366,179	7.000	02/01/39	432,338
51,926	5.000	01/01/40	57,405

			1,504,008

FNMA – 6.6%
1,012	5.000	04/01/18	1,047
8,002	5.000	05/01/18	8,254
1,212	5.000	06/01/18	1,253
1,082	5.000	11/01/18	1,121
1,377	5.000	03/01/19	1,440
1,827	5.000	04/01/19	1,912
4,000,000	4.506	06/01/19	4,198,348
1,382,078	3.416	10/01/20	1,487,972
1,101,348	3.612	12/01/20	1,190,683
707,288	3.763	12/01/20	767,878
1,910,827	4.375	06/01/21	2,126,762
390,421	3.830	07/01/21	426,785
174,483	5.000	05/01/26	192,854
3,549	5.000	08/01/33	3,931
2,544	5.500	02/01/34	2,876
4,479	5.500	05/01/34	5,071
3,207	5.500	10/01/34	3,629
17,606	5.500	12/01/34	19,953
4,594	5.500	04/01/35	5,206
3,912	5.500	07/01/35	4,434
603,541	4.500	07/01/36	659,557
64,228	4.500	12/01/36	70,169
53,271	4.500	05/01/38	57,950
228,238	7.000	03/01/39	270,723
40,765	4.500	05/01/39	45,013
23,027	4.500	06/01/39	25,427
21,986	4.500	08/01/39	24,301
30,568	4.500	09/01/39	33,258
46,560	4.500	10/01/39	50,658
15,239	4.500	03/01/40	16,580
220,084	4.500	04/01/40	240,021
237,753	5.000	06/01/40	263,405
14,439	4.500	12/01/40	15,746
257,742	4.500	01/01/41	281,261
69,289	4.500	04/01/41	75,677
99,527	4.500	06/01/41	108,558
104,471	4.500	07/01/41	114,102
118,592	5.000	07/01/41	131,471
151,282	4.500	08/01/41	165,230
425,003	4.500	09/01/41	464,319
333,818	4.500	10/01/41	364,383

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate	Maturity Date		Value

	Mortgage-Backed Obligations – (continued)
	FNMA – (continued)
	$282,171	4.500%	11/01/41		$308,007
	111,945	4.500	12/01/41		122,103
	204,840	4.500	01/01/42		223,441
	60,207	4.500	03/01/42		65,757
	79,699	4.500	04/01/42		86,934
	140,689	3.000	12/01/42		145,356
	372,566	3.000	01/01/43		384,992
	430,820	3.000	04/01/43		445,107
	378,715	3.500	07/01/43		397,322
	584,881	3.500	08/01/43		613,616
	43,786	3.500	10/01/45		45,943
	80,641	3.500	11/01/45		84,614
	30,000,000	3.000	TBA-30yr	(f)	30,775,782
	4,000,000	3.500	TBA-30yr	(f)	4,194,375
	1,000,000	4.500	TBA-30yr	(f)	1,088,281

					52,910,848

	GNMA – 8.9%
	549,630	3.950	07/15/25		611,575
	12,727,208	4.000	10/20/43		13,615,130
	12,504,946	4.000	07/20/45		13,385,177
	96,460	3.500	09/20/45		102,112
	975,125	4.000	10/20/45		1,043,993
	5,000,000	3.000	TBA-30yr	(f)	5,177,188
	35,000,000	4.000	TBA-30yr	(f)	37,425,391

					71,360,566

	TOTAL FEDERAL AGENCIES				$125,775,422

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $161,646,181)				$160,563,250

	Agency Debenture – 0.3%
	FHLMC
	1,800,000	6.750%	03/15/31		$2,715,148
	(Cost $2,371,970)

	Government Guarantee Obligations(e) – 2.1%
	Banca Monte dei Paschi di Siena SpA
EUR	3,500,000	3.500%	03/20/17		$4,091,312
	Canada Housing Trust No. 1(a)
CAD	5,200,000	2.350	12/15/18		4,162,923
	Dexia Credit Local SA
GBP	1,800,000	1.875	07/17/17		2,606,499
	$3,500,000	1.875 (a)	03/28/19		3,516,849
	Kreditanstalt fuer Wiederaufbau
AUD	3,000,000	6.000	08/20/20		2,613,185

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $18,533,014)				$16,990,768

	U.S. Treasury Obligations – 8.7%
	United States Treasury Bonds
	$19,460,000	3.750%	11/15/43		$24,184,499
	1,000,000	3.000	11/15/45		1,080,070
	2,500,000	2.500 (g)	02/15/46		2,438,175
	United States Treasury Inflation Protected Securities
	5,313,856	0.375	07/15/23		5,479,063
	5,259,306	0.625	01/15/24		5,481,985
	788,199	0.125	07/15/24		791,896
	774,217	0.375	07/15/25		791,877
	624,760	2.125	02/15/40		800,180
	1,941,515	1.375	02/15/44		2,180,263
	United States Treasury Notes
	17,150,000	1.500	05/31/20		17,410,852
	8,800,000	1.500	03/31/23		8,771,840
	300,000	2.250	11/15/25		312,252

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $69,012,456)				$69,722,952

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost $841,838,649)				$855,255,406

	Short-term Investments – 5.1%
	Commercial Paper – 0.5%
	Barclays Bank PLC
	$3,750,000	1.222%	04/13/16		$3,750,000

	Repurchase Agreements(h) – 4.6%
	Joint Repurchase Agreement Account II
	37,200,000	0.301	04/01/16		37,200,000

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $40,950,000)				$40,950,000

	TOTAL INVESTMENTS – 112.2%
	(Cost $882,788,649)				$896,205,406

	LIABILITIES IN EXCESS OF OTHER ASSETS – (12.2)%				(97,437,365)

	NET ASSETS – 100.0%				$798,768,041

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2016

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $180,214,435, which represents approximately 22.6% of net assets as of March 31, 2016.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $21,624,456, which represents approximately 2.7% of net assets as of March 31, 2016.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $78,661,017 which represents approximately 9.9% of net assets as of March 31, 2016.
(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Joint repurchase agreement was entered into on March 31, 2016. Additional information appears on page 113.

Currency Abbreviations:
AED	—United Arab Emirates Dirham
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NZDOR	—New Zealand Dollar Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	BRL	3,258,351	USD	888,000	$905,114	04/04/16	$17,114
	GBP	1,762,811	USD	2,529,875	2,531,889	04/07/16	2,013
	HUF	159,990,407	EUR	509,000	579,667	04/26/16	25
	JPY	1,055,195,637	USD	9,312,792	9,383,317	04/26/16	70,524
	NZD	3,313,000	USD	2,209,128	2,286,785	04/26/16	77,657
	PLN	4,344,334	EUR	1,008,000	1,163,820	04/26/16	15,923
	RUB	88,438,834	USD	1,186,000	1,314,821	04/04/16	128,821
	SEK	62,828,942	EUR	6,736,984	7,746,319	04/26/16	74,337
Barclays Bank PLC	AUD	2,237,000	USD	1,684,789	1,712,720	04/26/16	27,932
	CAD	736,008	USD	563,000	566,729	04/26/16	3,729
	CNH	3,247,551	USD	473,565	498,615	09/01/16	25,049
	CNY	982,626	USD	148,770	151,665	05/19/16	2,895
	CNY	3,671,846	USD	542,290	563,831	08/05/16	21,541
	CNY	4,500,746	USD	668,560	690,600	08/16/16	22,040
	EUR	984,000	GBP	770,881	1,120,565	04/26/16	13,300
	EUR	868,965	SEK	8,012,511	989,565	04/26/16	1,684
	INR	38,953,337	USD	564,000	587,487	04/07/16	23,487
	INR	37,396,385	USD	554,000	563,092	04/18/16	9,092
	NZD	838,000	USD	555,449	578,426	04/26/16	22,977
	ZAR	3,382,434	USD	221,000	227,937	04/26/16	6,937
BNP Paribas SA	CNH	28,255,629	USD	4,271,448	4,360,751	05/26/16	89,303
	CNH	25,086,935	USD	3,781,000	3,868,118	06/13/16	87,118
	CNH	28,384,840	USD	4,314,461	4,359,443	08/26/16	44,982
	CNH	7,089,459	USD	1,040,731	1,088,484	09/01/16	47,753
	CNH	33,383,027	USD	5,050,382	5,123,349	09/09/16	72,966
	EUR	515,000	GBP	404,775	586,475	04/26/16	5,072
	GBP	395,000	USD	560,580	567,363	04/26/16	6,783
	HUF	160,764,177	EUR	511,000	582,470	04/26/16	550
	INR	36,437,054	USD	546,119	549,830	04/04/16	3,711
	INR	38,833,402	USD	562,000	585,678	04/07/16	23,678
	MXN	341,384	USD	19,247	19,712	04/26/16	465
	MYR	2,267,760	USD	549,000	581,753	04/01/16	32,753
	MYR	2,268,115	USD	567,866	584,984	04/25/16	17,117
	NOK	4,122,076	USD	483,761	498,097	04/26/16	14,337
	NZD	366,112	USD	244,222	252,707	04/26/16	8,485
	RUB	53,118,608	USD	772,769	788,116	04/11/16	15,347
	TWD	72,056,625	USD	2,225,000	2,241,688	04/21/16	16,688
Citibank NA (London)	BRL	1,030,236	USD	280,535	286,182	04/04/16	5,647
	CNH	7,233,216	USD	1,057,179	1,110,556	09/01/16	53,377
	CNY	15,419,184	USD	2,332,000	2,378,219	05/31/16	46,219
	COP	796,018,157	USD	248,116	265,276	04/04/16	17,160
	EUR	502,000	GBP	391,469	571,670	04/26/16	9,379
	GBP	188,754	USD	267,502	271,119	04/26/16	3,617
	IDR	7,691,976,026	USD	578,000	583,307	05/02/16	5,307
	INR	15,635,881	USD	235,587	235,818	04/07/16	231
	MYR	2,381,808	USD	570,000	611,010	04/01/16	41,010
	NZD	1,766,135	USD	1,199,506	1,219,068	04/26/16	19,562
	RUB	40,915,875	USD	550,000	608,297	04/04/16	58,297
	RUB	71,363,959	USD	942,310	1,059,740	04/08/16	117,430

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA (London) (continued)	RUB	40,914,000	USD	552,362	$605,461	04/20/16	$53,099
	RUB	39,954,216	USD	572,320	590,916	04/22/16	18,597
	RUB	104,833,511	USD	1,541,046	1,548,684	04/26/16	7,638
	SEK	412,044	EUR	44,356	50,802	04/26/16	290
	USD	231,929	NZD	335,613	231,656	04/26/16	273
	ZAR	3,433,920	USD	221,000	231,407	04/26/16	10,407
Credit Suisse International (London)	COP	742,299,600	USD	228,000	247,374	04/04/16	19,374
	COP	1,750,686,860	USD	578,000	582,781	05/02/16	4,781
	COP	2,287,152,407	USD	750,624	759,949	05/13/16	9,325
	EUR	525,000	CHF	567,242	598,820	06/15/16	6,862
	EUR	492,000	USD	556,580	560,283	04/26/16	3,703
	RUB	28,125,200	USD	400,000	416,929	04/14/16	16,929
	RUB	210,005,973	USD	2,938,571	3,109,541	04/18/16	170,971
	RUB	15,954,300	USD	228,000	235,758	04/25/16	7,758
Deutsche Bank AG (London)	CNY	4,279,559	USD	633,488	657,592	07/26/16	24,104
	CNY	3,718,733	USD	550,312	571,146	08/02/16	20,834
	CNY	1,864,216	USD	275,486	286,299	08/03/16	10,812
	HUF	355,456,930	USD	1,258,255	1,287,868	04/26/16	29,614
	IDR	7,296,926,445	USD	549,000	554,815	04/07/16	5,815
	IDR	7,378,036,600	USD	556,000	560,361	04/18/16	4,361
	MXN	138,349,436	USD	7,742,427	7,988,384	04/26/16	245,957
	USD	579,546	EUR	508,000	578,503	04/26/16	1,043
	USD	1,262,965	THB	43,951,183	1,248,566	04/26/16	14,399
HSBC Bank PLC	CNH	28,514,051	USD	4,312,211	4,400,634	05/26/16	88,423
	CNH	275,092	USD	40,644	42,414	06/14/16	1,770
	CNH	28,384,840	USD	4,220,794	4,359,443	08/26/16	138,649
	CNH	6,278,504	USD	930,000	963,974	09/01/16	33,974
	CNY	3,069,272	USD	455,787	474,796	04/14/16	19,008
	CNY	6,203,153	USD	911,575	953,942	07/14/16	42,367
	CNY	5,271,168	USD	780,134	810,563	07/15/16	30,430
	CNY	3,169,059	USD	467,172	487,118	07/21/16	19,947
	CNY	5,184,121	USD	767,052	796,209	08/02/16	29,157
	CNY	3,781,187	USD	568,343	580,112	08/18/16	11,769
	CNY	15,558,575	USD	2,330,000	2,385,718	08/26/16	55,718
	EUR	1,504,000	USD	1,681,927	1,712,734	04/26/16	30,807
	KRW	3,145,396,622	USD	2,599,716	2,745,200	04/08/16	145,484
	MYR	2,249,936	USD	579,000	580,308	05/04/16	1,308
	NOK	4,667,186	EUR	491,000	563,967	04/26/16	4,822
	SEK	33,825,221	EUR	3,620,032	4,170,386	04/26/16	47,945
	TRY	3,240,158	USD	1,108,000	1,141,180	04/26/16	33,180
	TWD	18,145,616	USD	556,000	564,489	04/18/16	8,489
	TWD	37,259,441	USD	1,156,000	1,159,223	04/26/16	3,223
	USD	1,490,219	KRW	1,703,320,684	1,486,603	04/08/16	3,616
JPMorgan Chase Bank (London)	BRL	2,070,322	USD	551,000	575,100	04/04/16	24,100
	CNH	13,910,726	USD	2,122,000	2,144,753	06/14/16	22,753
	CNH	3,222,295	USD	474,000	494,737	09/01/16	20,737
	CNH	50,161,945	USD	7,637,906	7,696,435	09/14/16	58,530
	CNY	9,519,795	USD	1,392,938	1,464,283	07/11/16	71,346
	CNY	6,411,344	USD	939,427	986,092	07/12/16	46,665
	IDR	7,610,506,000	USD	567,948	576,628	04/04/16	8,680

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
JPMorgan Chase Bank (London) (continued)	IDR	4,141,003,972	USD	311,705	$314,857	04/07/16	$3,152
	INR	38,274,115	USD	572,580	577,551	04/04/16	4,971
	MXN	39,281,217	USD	2,238,000	2,268,123	04/26/16	30,123
	MYR	2,265,361	USD	554,000	584,239	04/20/16	30,239
	MYR	2,270,915	USD	556,000	585,678	04/21/16	29,678
	PLN	19,428,700	USD	4,911,794	5,204,828	04/26/16	293,034
	RUB	17,730,365	USD	240,174	263,598	04/04/16	23,424
	USD	450,000	CNH	2,903,738	445,827	09/01/16	4,173
	USD	579,000	RUB	39,140,400	577,714	04/29/16	1,286
Morgan Stanley & Co. International PLC	BRL	7,091,834	USD	1,883,391	1,969,989	04/04/16	86,598
	CNH	1,820,412	USD	266,950	279,498	09/01/16	12,548
	EUR	497,000	USD	560,303	565,977	04/26/16	5,674
	MXN	9,946,092	USD	554,000	574,294	04/26/16	20,294
	MYR	2,091,414	USD	506,700	539,302	04/08/16	32,602
	NZD	829,000	USD	554,110	572,214	04/26/16	18,104
	RUB	32,111,275	USD	442,000	476,432	04/11/16	34,432
	RUB	38,330,320	USD	560,000	567,063	04/21/16	7,063
	RUB	39,430,524	USD	578,000	581,996	04/29/16	3,996
Royal Bank of Canada	AUD	1,050,403	USD	785,539	804,223	04/26/16	18,684
	BRL	2,290,898	USD	570,176	636,372	04/04/16	66,196
	CAD	753,850	USD	580,000	580,468	04/26/16	468
	USD	565,000	BRL	2,030,503	564,039	04/04/16	961
	USD	579,000	MXN	9,947,237	574,360	04/26/16	4,640
Royal Bank of Scotland PLC	COP	748,834,650	USD	228,000	249,552	04/04/16	21,552
	COP	1,732,180,174	USD	547,926	577,155	04/11/16	29,229
	COP	706,201,522	USD	221,000	235,274	04/15/16	14,274
	EUR	500,000	GBP	388,230	569,393	04/26/16	11,754
	EUR	497,000	NOK	4,670,756	565,977	04/26/16	1,578
	EUR	510,000	SEK	4,710,513	580,781	04/26/16	11
	NOK	9,408,766	EUR	992,000	1,136,923	04/26/16	7,247
	TRY	4,881,154	USD	1,688,000	1,719,136	04/26/16	31,136
	USD	560,000	MXN	9,693,085	559,685	04/26/16	315
Standard Chartered Bank	AUD	750,000	USD	565,380	574,225	04/26/16	8,845
	CNH	6,470,498	USD	948,000	993,451	09/01/16	45,451
	CNH	33,694,875	USD	5,050,138	5,171,208	09/09/16	121,070
	CNY	6,466,423	USD	949,130	993,958	07/21/16	44,828
	CNY	6,414,727	USD	948,118	985,946	07/22/16	37,828
	EUR	3,764,012	USD	4,218,049	4,286,403	04/26/16	68,354
	INR	71,401,715	USD	1,033,011	1,076,868	04/07/16	43,857
	INR	37,303,313	USD	554,000	561,690	04/18/16	7,690
	MYR	4,509,510	USD	1,103,000	1,162,884	04/11/16	59,884
	NZD	473,195	USD	312,131	326,621	04/26/16	14,490
	USD	1,797,000	CNH	11,623,032	1,784,548	09/01/16	12,452
	USD	2,612,563	JPY	290,871,000	2,587,256	05/06/16	25,307
	USD	348,000	ZAR	5,146,314	346,802	04/26/16	1,198
	ZAR	6,909,327	USD	450,000	465,609	04/26/16	15,609
State Street Bank (London)	CNH	88,955,485	USD	13,471,000	13,715,916	06/13/16	244,916
	CNH	54,595,130	USD	8,374,000	8,417,467	06/14/16	43,467
	CNH	33,251,782	USD	4,861,727	5,119,982	07/08/16	258,255
	CNH	35,119,731	USD	5,220,324	5,389,883	09/09/16	169,559

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
State Street Bank (London) (continued)	CNH	18,619,003	USD	2,771,618	$2,856,746	09/14/16	$85,128
	EUR	501,000	SEK	4,625,032	570,532	04/26/16	301
	EUR	981,422	USD	1,100,472	1,117,630	04/26/16	17,157
	GBP	403,642	EUR	508,000	579,775	04/26/16	1,273
	GBP	205,352	USD	289,836	294,960	04/26/16	5,124
	MXN	9,854,552	USD	554,000	569,008	04/26/16	15,008
	SEK	78,457,640	EUR	8,443,759	9,673,216	04/26/16	57,582
	ZAR	43,823,940	USD	2,809,767	2,953,229	04/26/16	143,462
UBS AG (London)	AUD	738,000	USD	552,067	565,037	04/26/16	12,970
	BRL	6,461,112	USD	1,677,000	1,794,785	04/04/16	117,785
	CHF	1,091,210	EUR	994,000	1,136,125	04/26/16	4,172
	CNH	12,372,453	USD	1,851,055	1,898,821	09/09/16	47,766
	EUR	500,000	GBP	387,482	569,393	04/26/16	12,829
	EUR	994,000	USD	1,112,620	1,131,953	04/26/16	19,333
	NOK	9,922,422	EUR	1,048,000	1,198,660	06/15/16	3,301
	PLN	2,181,943	EUR	506,000	584,529	04/26/16	8,304
	SEK	4,700,738	EUR	502,000	579,564	04/26/16	7,894
	USD	581,451	AUD	756,000	578,818	04/26/16	2,633
	USD	4,094,513	JPY	455,380,240	4,049,464	04/26/16	45,048
Westpac Banking Corp.	AUD	635,800	USD	479,927	486,789	04/26/16	6,862
	CNH	3,257,390	USD	474,000	500,125	09/01/16	26,125
	IDR	7,610,506,000	USD	573,296	578,017	04/18/16	4,720
	MYR	997,090	USD	254,880	257,114	04/08/16	2,234
	NZD	2,162,923	USD	1,469,475	1,492,949	04/26/16	23,474
	USD	1,205,489	IDR	15,812,402,000	1,200,949	04/18/16	4,540
	USD	578,871	NZD	834,000	575,665	04/26/16	3,206
TOTAL							$5,871,991

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	AUD	1,508,000	USD	1,154,608	$1,154,574	04/26/16	$(34)
	EUR	501,000	PLN	2,136,264	570,532	04/26/16	(1,761)
	HUF	160,185,882	EUR	515,678	580,375	04/26/16	(6,872)
	USD	1,484,000	CNH	9,822,685	1,514,374	06/15/16	(30,374)
	USD	557,177	EUR	491,000	559,144	04/26/16	(1,967)
	USD	19,845,824	EUR	17,681,281	20,150,211	05/19/16	(304,387)
	USD	550,000	INR	37,268,000	562,369	04/04/16	(12,369)
Barclays Bank PLC	USD	570,000	CAD	755,687	581,882	04/26/16	(11,882)
	USD	148,770	CNH	982,626	151,703	05/19/16	(2,933)
	USD	542,290	CNH	3,669,676	564,218	08/05/16	(21,928)
	USD	668,560	CNH	4,498,072	691,189	08/16/16	(22,629)
	USD	1,627,772	CNH	10,969,343	1,684,184	09/01/16	(56,412)
	USD	578,431	EUR	509,000	579,642	04/26/16	(1,211)
	USD	552,562	NZD	820,000	566,002	04/26/16	(13,440)
	USD	565,057	TWD	18,522,570	576,215	04/18/16	(11,158)
	USD	1,901,847	TWD	62,682,989	1,950,205	04/26/16	(48,358)
	USD	1,612,737	ZAR	26,016,197	1,748,010	05/10/16	(135,272)

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
BNP Paribas SA	EUR	500,000	PLN	2,145,165	$569,393	04/26/16	$(5,284)
	HUF	8,592,685	EUR	27,435	31,132	04/26/16	(109)
	USD	5,784,687	AED	21,283,520	5,788,929	08/11/16	(4,242)
	USD	1,396,063	AED	5,139,431	1,397,812	08/15/16	(1,749)
	USD	4,340,190	CNH	28,384,840	4,380,692	05/26/16	(40,502)
	USD	5,050,382	CNH	33,193,638	5,118,078	06/13/16	(67,696)
	USD	4,271,448	CNH	28,394,451	4,360,919	08/26/16	(89,471)
	USD	3,781,000	CNH	25,206,668	3,868,509	09/09/16	(87,509)
	USD	554,898	EUR	497,000	565,977	04/26/16	(11,079)
	USD	550,000	INR	37,443,170	565,012	04/04/16	(15,012)
	USD	544,568	INR	36,437,054	548,647	04/18/16	(4,078)
	USD	1,092,469	JPY	123,888,147	1,101,674	04/26/16	(9,205)
	USD	1,017,385	KRW	1,187,787,024	1,036,112	04/28/16	(18,726)
	USD	567,738	MYR	2,268,115	581,844	04/01/16	(14,106)
Citibank NA (London)	EUR	487,193	CHF	533,175	554,809	04/26/16	(311)
	EUR	855,359	SEK	7,954,153	974,071	04/26/16	(6,615)
	IDR	7,264,552,140	USD	554,000	551,964	04/14/16	(2,036)
	USD	2,162,709	AUD	2,913,563	2,230,719	04/26/16	(68,010)
	USD	280,535	BRL	1,018,411	282,897	04/04/16	(2,362)
	USD	2,329,093	CAD	3,108,501	2,393,557	04/26/16	(64,464)
	USD	417,781	CNH	2,731,992	419,458	09/01/16	(1,677)
	USD	327,968	CNH	2,264,455	344,326	02/03/17	(16,358)
	USD	509,645	COP	1,717,758,866	572,049	04/28/16	(62,404)
	USD	1,147,316	EUR	1,028,140	1,170,831	04/26/16	(23,514)
	USD	1,661,697	GBP	1,167,850	1,677,359	04/07/16	(15,662)
	USD	842,884	IDR	11,437,930,417	869,672	04/07/16	(26,789)
	USD	235,161	INR	15,635,881	235,435	04/18/16	(274)
	USD	245,720	JPY	27,884,405	247,962	04/26/16	(2,241)
	USD	551,000	KRW	664,175,400	579,671	04/08/16	(28,671)
	USD	551,000	KRW	666,453,785	581,613	04/11/16	(30,613)
	USD	971,367	KRW	1,193,984,340	1,041,600	04/25/16	(70,234)
	USD	755,228	MYR	3,088,504	796,416	04/08/16	(41,188)
	USD	570,000	MYR	2,299,580	593,120	04/28/16	(23,120)
	USD	1,550,104	RUB	104,833,511	1,558,561	04/04/16	(8,458)
	USD	59,922	RUB	4,250,526	63,065	04/11/16	(3,143)
	USD	244,768	SEK	2,044,893	252,119	04/26/16	(7,351)
	USD	3,869,561	SGD	5,353,732	3,971,599	04/26/16	(102,038)
	USD	492,277	TWD	16,358,371	508,862	04/14/16	(16,585)
	USD	1,499,522	TWD	49,244,291	1,531,953	04/19/16	(32,431)
	USD	221,000	ZAR	3,355,881	226,148	04/26/16	(5,148)
Credit Suisse International (London)	EUR	505,000	CHF	553,132	575,087	04/26/16	(812)
	GBP	398,771	EUR	505,000	572,779	04/26/16	(2,308)
	JPY	26,037,501	USD	232,132	231,538	04/26/16	(593)
	USD	354,366	CAD	470,130	362,002	04/26/16	(7,636)
	USD	754,836	COP	2,287,152,407	762,203	04/04/16	(7,367)
	USD	224,000	RUB	15,396,416	227,973	04/18/16	(3,973)
	USD	226,000	RUB	15,399,685	227,759	04/22/16	(1,759)
Deutsche Bank AG (London)	EUR	505,000	SEK	4,701,914	575,087	04/26/16	(4,623)
	IDR	12,722,539,400	USD	970,000	966,956	04/11/16	(3,044)
	IDR	7,329,229,600	USD	560,000	556,486	04/21/16	(3,514)
	MXN	9,957,351	USD	578,000	574,944	04/26/16	(3,056)

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Deutsche Bank AG (London) (continued)	USD	633,488	CNH	4,277,179	$657,966	07/26/16	$(24,478)
	USD	550,312	CNH	3,716,257	571,470	08/02/16	(21,158)
	USD	275,486	CNH	1,863,115	286,487	08/03/16	(11,000)
	USD	1,515,066	CNH	10,145,006	1,557,619	09/01/16	(42,553)
	USD	441,875	IDR	6,053,691,000	459,453	04/25/16	(17,578)
	USD	1,718,000	KRW	2,000,865,264	1,745,502	04/25/16	(27,502)
	USD	628,479	PLN	2,488,986	666,842	04/20/16	(38,363)
HSBC Bank PLC	KRW	1,703,320,684	USD	1,489,568	1,485,932	04/25/16	(3,636)
	USD	266,957	AUD	357,844	273,977	04/26/16	(7,020)
	USD	560,000	BRL	2,037,986	566,117	04/04/16	(6,117)
	USD	15,606,785	CAD	21,693,509	16,703,706	04/06/16	(1,096,921)
	USD	455,787	CNH	3,072,007	474,993	04/14/16	(19,206)
	USD	4,251,137	CNH	28,384,840	4,380,692	05/26/16	(129,555)
	USD	14,366	CNH	97,310	15,004	06/13/16	(638)
	USD	911,575	CNH	6,202,355	954,716	07/14/16	(43,141)
	USD	780,134	CNH	5,269,568	811,092	07/15/16	(30,958)
	USD	467,172	CNH	3,168,358	487,521	07/21/16	(20,349)
	USD	767,052	CNH	5,181,559	796,797	08/02/16	(29,745)
	USD	568,343	CNH	3,778,346	580,533	08/18/16	(12,190)
	USD	6,601,448	CNH	43,922,154	6,745,718	08/26/16	(144,270)
	USD	3,217,619	CNH	21,736,424	3,337,313	09/01/16	(119,695)
	USD	1,141,000	HKD	8,852,232	1,141,359	04/26/16	(359)
	USD	1,190,331	INR	82,168,560	1,239,251	04/07/16	(48,920)
	USD	746,178	MXN	14,141,557	815,312	05/12/16	(69,135)
	USD	353,635	MYR	1,487,918	381,698	04/01/16	(28,064)
	USD	570,000	SGD	781,529	579,768	04/26/16	(9,768)
	USD	569,728	TWD	18,769,687	583,911	04/19/16	(14,183)
JPMorgan Chase Bank (London)	IDR	5,176,392,415	USD	393,942	392,869	04/25/16	(1,072)
	NZD	838,000	USD	578,459	578,426	04/26/16	(33)
	USD	4,839,256	CNH	31,638,085	4,889,707	04/26/16	(50,452)
	USD	7,681,180	CNH	50,161,945	7,733,959	06/14/16	(52,780)
	USD	1,392,938	CNH	9,523,514	1,466,165	07/11/16	(73,227)
	USD	939,427	CNH	6,413,936	987,387	07/12/16	(47,961)
	USD	1,368,000	CNH	9,065,075	1,391,811	09/01/16	(23,811)
	USD	2,122,000	CNH	13,973,537	2,143,984	09/14/16	(21,984)
	USD	1,388,290	EUR	1,234,000	1,405,262	04/26/16	(16,972)
	USD	184,296,758	EUR	164,235,403	187,168,448	05/19/16	(2,871,690)
	USD	659,343	IDR	8,778,496,422	667,196	04/11/16	(7,852)
	USD	570,000	IDR	7,595,991,000	576,276	04/29/16	(6,276)
	USD	310,886	IDR	4,141,003,972	314,026	05/02/16	(3,139)
	USD	551,000	KRW	664,979,860	580,373	04/08/16	(29,373)
	USD	3,877,454	KRW	4,655,077,000	4,060,535	04/29/16	(183,082)
	USD	1,107,000	MXN	19,723,418	1,138,843	04/26/16	(31,843)
	USD	563,000	MYR	2,257,686	582,294	04/25/16	(19,294)
	USD	356,811	SEK	2,969,128	366,070	04/26/16	(9,260)
	USD	484,583	TWD	16,165,705	502,855	04/12/16	(18,272)
Morgan Stanley & Co. International PLC	USD	2,977,890	BRL	11,086,422	3,079,616	04/04/16	(101,726)
	USD	474,157	CZK	11,729,150	493,670	04/20/16	(19,513)
	USD	1,113,000	JPY	125,629,875	1,117,162	04/26/16	(4,162)

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	USD	554,000	KRW	659,814,000	$575,757	04/15/16	$(21,757)
	USD	563,000	KRW	652,798,500	569,484	04/25/16	(6,484)
	USD	788,770	MXN	14,260,961	819,683	06/16/16	(30,913)
	USD	213,000	MYR	893,535	229,220	04/01/16	(16,220)
	USD	1,105,343	MYR	4,470,121	1,152,849	04/20/16	(47,505)
	USD	564,755	NZD	842,000	581,187	04/26/16	(16,433)
	USD	570,000	RUB	42,251,564	628,155	04/04/16	(58,155)
	USD	226,000	RUB	15,357,062	227,128	04/22/16	(1,128)
	USD	551,000	TWD	18,048,446	561,413	04/11/16	(10,413)
Royal Bank of Canada	CAD	1,443,204	USD	1,112,000	1,111,272	04/26/16	(728)
	GBP	400,066	EUR	505,000	574,640	04/26/16	(447)
	USD	1,156,000	BRL	4,176,709	1,160,218	04/04/16	(4,218)
	USD	1,102,000	CAD	1,468,702	1,130,905	04/26/16	(28,905)
	USD	5,327,506	EUR	4,791,504	5,456,497	04/26/16	(128,991)
	USD	134,693,915	JPY	15,261,763,406	135,751,187	05/06/16	(1,057,272)
	USD	3,012,551	MXN	54,302,744	3,131,357	05/10/16	(118,806)
Royal Bank of Scotland PLC	COP	696,799,008	USD	232,000	231,877	05/04/16	(123)
	EUR	505,000	PLN	2,153,342	575,087	04/26/16	(1,780)
	GBP	795,675	EUR	1,008,000	1,142,877	04/26/16	(5,019)
	MXN	10,010,898	USD	579,000	578,036	04/26/16	(964)
	USD	31,231,768	GBP	21,832,000	31,356,848	04/07/16	(125,080)
	USD	1,135,000	MXN	19,782,111	1,142,232	04/26/16	(7,232)
	USD	2,714,970	TRY	8,035,210	2,829,990	04/26/16	(115,020)
Standard Chartered Bank	USD	2,332,000	CNH	15,415,686	2,378,670	05/31/16	(46,670)
	USD	5,050,138	CNH	33,488,981	5,163,617	06/13/16	(113,479)
	USD	949,130	CNH	6,466,423	995,000	07/21/16	(45,870)
	USD	948,118	CNH	6,410,935	986,411	07/22/16	(38,293)
	USD	415,000	CNH	2,764,523	424,452	09/01/16	(9,452)
	USD	456,000	ZAR	6,875,827	463,351	04/26/16	(7,351)
State Street Bank (London)	EUR	502,000	SEK	4,644,870	571,670	04/26/16	(1,006)
	USD	5,782,672	AUD	7,793,358	5,966,850	04/26/16	(184,178)
	USD	546,584	CAD	727,383	560,088	04/26/16	(13,504)
	USD	5,220,324	CNH	34,890,037	5,379,644	06/13/16	(159,319)
	USD	2,789,791	CNH	18,619,003	2,870,675	06/14/16	(80,883)
	USD	13,471,000	CNH	89,363,419	13,714,751	09/09/16	(243,751)
	USD	8,374,000	CNH	54,807,411	8,409,197	09/14/16	(35,197)
	USD	4,861,727	CNH	33,487,576	5,130,763	10/11/16	(269,036)
	USD	222,918	EUR	200,766	228,629	04/26/16	(5,711)
UBS AG (London)	CHF	548,259	EUR	502,924	572,149	06/15/16	(1,491)
	EUR	511,000	PLN	2,186,004	581,920	04/26/16	(3,697)
	USD	549,000	BRL	2,133,333	592,603	04/04/16	(43,603)
	USD	1,861,919	CNH	12,372,453	1,907,690	06/13/16	(45,771)
	USD	670,399	DKK	4,549,000	695,046	04/20/16	(24,647)
	USD	575,208	EUR	511,000	581,920	04/26/16	(6,711)
	USD	97,337	KRW	112,920,678	98,554	04/08/16	(1,216)
	USD	379,639	SEK	3,165,503	390,282	04/26/16	(10,643)
Westpac Banking Corp.	USD	932,901	AUD	1,227,760	940,013	04/26/16	(7,112)
	USD	2,737,852	AUD	3,656,758	2,799,473	04/28/16	(61,622)
	USD	1,312,000	CNH	8,750,744	1,343,551	09/01/16	(31,551)
	USD	557,138	EUR	491,000	559,144	04/26/16	(2,006)

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Westpac Banking Corp. (continued)	USD	573,080	IDR	7,610,506,000	$576,628	04/04/16	$(3,548)
	USD	461,237	IDR	6,237,310,000	473,723	04/18/16	(12,485)
	USD	1,202,222	INR	82,655,775	1,246,599	04/07/16	(44,377)
	USD	292,717	MYR	1,212,963	312,791	04/11/16	(20,074)
	USD	1,332,090	MYR	5,487,118	1,415,133	04/20/16	(83,046)
	USD	3,371,092	NZD	5,006,509	3,455,723	04/26/16	(84,635)
	USD	1,107,892	TWD	36,289,000	1,128,847	04/14/16	(20,956)
TOTAL							$(10,928,897)

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 3 Year Government Bonds	62	June 2016	$5,321,182	$24,139
Australian 10 year Government Bonds	95	June 2016	9,536,361	63,586
Canada 10 Year Government Bonds	3	June 2016	325,882	(2,386)
Euro Buxl 30 Year Bonds	(8)	June 2016	(1,534,253)	(37,791)
Italian 10 Year Government Bonds	47	June 2016	7,520,539	113,308
Japan 10 Year Government Bond	4	June 2016	5,377,405	3,895
Ultra Long U.S. Treasury Bonds	(41)	June 2016	(7,073,781)	(35,620)
5 Year German Euro-Bobl	37	June 2016	5,519,610	(11,003)
10 Year German Euro-Bund	5	June 2016	929,209	4,464
10 Year U.K. Long Gilt	(16)	June 2016	(2,785,634)	(18,871)
2 Year U.S. Treasury Notes	30	June 2016	6,562,500	1,356
5 Year U.S. Treasury Notes	(10)	June 2016	(1,211,641)	(10,213)
10 Year U.S. Treasury Notes	(426)	June 2016	(55,546,406)	(161,778)
20 Year U.S. Treasury Bonds	(50)	June 2016	(8,221,875)	(31,089)
TOTAL				$(98,003)

SWAP CONTRACTS — At March 31, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
MXN	47,600		11/07/16	3.910%	Mexico Interbank TIIE 28 Days	$7	$(6,302)
	20,230		11/08/16	3.920	Mexico Interbank TIIE 28 Days	3	(2,626)
	40,930		11/09/16	3.900	Mexico Interbank TIIE 28 Days	6	(5,633)
SEK	175,080	(a)	06/15/18	0.050	3 month STIBOR	169,353	(14,402)
GBP	6,210	(a)	06/15/18	1.250	6 month GBP	64,118	13,460
EUR	9,020	(a)	06/15/18	6 month EURO	0.250%	(93,167)	10,448
	17,530	(a)	02/17/19	6 month EURO	0.086	1,503	(11,765)

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
GBP	1,180	(a)	06/15/19	1.500%	6 month GBP	$36,330	$(5,111)
EUR	7,050	(a)	02/09/20	6 month EURO	0.100%	(4,737)	(8,265)
	20,050	(a)	02/26/20	0.050	6 month EURO	8,296	2,141
GBP	4,580	(a)	02/16/21	6 month GBP	1.160	(9,443)	2,946
CHF	2,460	(a)	06/15/21	0.500	6 month CHFOR	19,844	(13,261)
EUR	8,830	(a)	06/15/21	0.500	6 month EURO	238,850	(10,351)
CAD	64,600	(a)	06/15/21	1.000	6 month CDOR	2,686	6,451
AUD	6,440	(a)	06/15/21	2.500	6 month AUDOR	16,852	21,402
	$30,720	(a)	06/15/21	3 month LIBOR	2.000	(896,942)	(261,279)
SEK	180,990	(a)	06/15/21	3 month STIBOR	0.500	(162,754)	1,897
GBP	2,910	(a)	06/15/21	6 month GBP	1.750	(153,676)	6,310
	4,330	(a)	12/11/22	6 month GBP	1.940	(21,409)	(176,013)
EUR	2,370	(a)	02/09/23	0.500	6 month EURO	2,801	18,026
	15,140	(a)	06/15/23	0.750	6 month EURO	498,737	95,972
GBP	800	(a)	06/15/23	2.000	6 month GBP	66,904	(5,557)
JPY	2,897,070	(a)	06/15/23	6 month JYOR	0.100	(130,434)	(7,303)
GBP	4,450	(a)	02/16/25	1.570	6 month GBP	26,452	3,463
EUR	3,930	(a)	05/11/25	1.567	6 month EURO	122,310	33,705
	28,940	(a)	05/11/25	1.568	6 month EURO	(50,010)	1,198,881
	7,740	(a)	09/16/25	2.000	6 month EURO	180,873	281,308
GBP	5,890	(a)	09/16/25	6 month GBP	2.750	(714,160)	329,951
JPY	3,033,920	(a)	12/16/25	6 month JYOR	1.000	(1,011,218)	119,410
EUR	21,230	(a)	01/06/26	1.550	6 month EURO	109,022	535,868
AUD	5,460	(a)	03/24/26	3.100	6 month AUDOR	17,666	13,389
CHF	2,250	(a)	06/15/26	0.100	6 month CHFOR	11,647	(2,139)
EUR	38,900	(a)	06/15/26	1.000	6 month EURO	1,902,828	(5,178)
GBP	2,580	(a)	06/15/26	2.000	6 month GBP	197,201	(3,058)
	$10,820	(a)	06/15/26	3 month LIBOR	2.250	(390,731)	(188,674)
NZD	12,120	(a)	06/15/26	3 month NZDOR	3.000	92,227	(83,141)
SEK	59,580	(a)	06/15/26	3 month STIBOR	1.250	(26,200)	(13,450)
AUD	22,650	(a)	06/15/26	3.000	6 month AUDOR	460,548	122,702
	4,370	(a)	06/16/26	3.000	6 month AUDOR	68,350	44,112
	$12,700	(a)	12/15/26	2.500	3 month LIBOR	120,403	35,737
	16,430	(a)	12/15/26	2.750	3 month STIBOR	(1,125)	53,692
GBP	7,600	(a)	12/11/27	2.190	6 month GBP	67,567	477,976
EUR	350	(a)	06/15/31	1.250	6 month EURO	17,530	3,175
GBP	3,870	(a)	12/11/32	6 month GBP	2.250	(38,989)	(316,970)
	1,280	(a)	02/16/33	6 month GBP	1.820	(11,685)	4,347
EUR	9,950	(a)	05/11/35	6 month EURO	1.695	(104,323)	(546,019)
	$10,520	(a)	12/17/35	3.000	3 month LIBOR	409,388	4,183
JPY	1,339,240	(a)	12/17/35	6 month JYOR	2.000	(1,170,978)	(147,454)
	350,190	(a)	03/30/36	6 month JYOR	0.900	(6,790)	(4,408)
	142,000	(a)	06/15/36	6 month JYOR	0.500	1,270	299
EUR	3,400	(a)	12/19/45	1.250	6 month EURO	(466)	43,743
	$10,600	(a)	12/19/45	2.750	3 month LIBOR	220,263	165
JPY	1,455,220	(a)	12/19/45	6 month JYOR	2.000	(938,177)	(407,092)
GBP	5,970	(a)	01/05/46	6 month GBP	2.250	(215,049)	(376,746)

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	910	(a)	06/15/46	1.500%	6 month EURO	$104,120	$25,001
	$600	(a)	06/15/46	2.500	3 month LIBOR	46,991	2,092
GBP	7,540	(a)	06/15/46	6 month GBP	2.000%	(964,661)	37,119
	TOTAL					$(1,814,178)	$927,174

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2016.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Citibank NA	People’s Republic of China 7.500% 10/28/27	$13,280	(1.000)%	12/20/20	1.128%	$95,057	$(22,082)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	5,400	1.000	06/20/16	0.157	338	11,537
Morgan Stanley & Co. International PLC	CDX North America Investment Grade Index 16	2,650	1.000	06/20/16	0.157	158	5,669
TOTAL						$95,553	$(4,876)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
iTraxx Europe Series 24	$45,700	1.000%	12/20/20	0.730%	$696,419	$(24,415)
CDX North America Investment Grade Index 26	27,950	1.000	06/20/21	0.796	284,306	7,634
TOTAL					$980,725	$(16,781)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the fiscal year ended March 31, 2016 the Fund had following written options:

WRITTEN CURRENCY OPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)	Expiration Date	Exercise Price	Value
Citibank NA	Call USD/Put CNH	$2,216	01/25/17	7.550%	$(13,571)
(Premium received $44,808)

For the fiscal year ended March 31, 2016, the Fund had the following currency options activities:

CURRENCY OPTION CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2015	$—	$—
Contracts Written	18,383	119,321
Contracts Expired	(16,167)	(74,513)
Contracts Outstanding March 31, 2016	$2,216	$44,808

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments

March 31, 2016

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – 9.4%
	Airlines(a)(b) – 0.2%
	Air Canada
	$24,840,000	6.750%		10/01/19	$25,585,200

	Automotive – 0.0%
	General Motors Co.
	2,200,000	3.500		10/02/18	2,242,940

	Banks – 2.5%
	American Express Co.(a)(c)
	10,415,000	6.800		09/01/66	10,388,963
	Banco Nacional de Costa Rica
	3,100,000	6.250	(b)	11/01/23	3,038,000
	2,810,000	6.250		11/01/23	2,753,800
	Bank of America Corp.
	36,375,000	4.000		01/22/25	36,229,069
	Intesa Sanpaolo SpA(b)
	33,975,000	5.017		06/26/24	31,861,313
	JPMorgan Chase & Co.
	14,825,000	3.875		09/10/24	15,136,632
	12,575,000	3.125	(a)	01/23/25	12,566,014
	16,075,000	5.300	(a)(c)	05/01/49	16,115,188
	Lloyds Bank PLC(a)(c)
	17,730,000	9.875		12/16/21	18,653,024
GBP	16,268,000	10.750		12/16/21	24,669,762
	Morgan Stanley, Inc.
	$13,125,000	4.000		07/23/25	13,712,252
	35,950,000	3.950		04/23/27	35,682,010
	PNC Preferred Funding Trust II(a)(b)(c)
	60,900,000	1.856		03/29/49	51,156,000
	Royal Bank of Scotland PLC(a)(c)
	45,465,000	9.500		03/16/22	48,192,900
	Santander UK PLC(b)
	25,720,000	5.000		11/07/23	26,103,382

					346,258,309

	Consumer Cyclical Services(a)(b) – 0.0%
	First Data Corp.
	300,000	5.750		01/15/24	300,000

	Electric(a)(c) – 0.5%
	EDP – Energias de Portugal SA
EUR	16,700,000	5.375		09/16/75	18,582,392
	Electricite de France SA
	5,100,000	4.125		01/22/49	5,532,566
	3,100,000	4.250		01/29/49	3,502,091
	RWE AG
	$36,250,000	7.000		10/12/72	35,737,062

					63,354,111

	Energy – 0.5%
	Petroleos de Venezuela SA
	76,870,000	6.000		05/16/24	23,868,135
	68,160,000	6.000		11/15/26	21,027,360
	7,040,000	5.375		04/12/27	2,225,696
	2,650,000	5.500		04/12/37	841,375
	TOTAL SA(a)(c)
EUR	20,575,000	2.625		02/26/49	21,300,501

					69,263,067

Corporate Obligations – (continued)
	Energy – Exploration & Production – 0.4%
	Antero Resources Corp.(a)
	$14,050,000	5.625%		06/01/23	$12,855,750
	Laredo Petroleum, Inc.(a)
	11,925,000	5.625		01/15/22	9,987,187
	MEG Energy Corp.(a)(b)
	24,995,000	6.375		01/30/23	14,747,050
	SM Energy Co.(a)
	9,625,000	5.000		01/15/24	6,641,250
	Whiting Petroleum Corp.
	8,900,000	1.250	(b)	04/01/20	5,178,688
	9,800,000	5.750	(a)	03/15/21	6,517,000
	50,000	6.250	(a)	04/01/23	33,625

					55,960,550

	Food & Beverage(a) – 0.6%
	Anheuser-Busch InBev Finance, Inc.
	22,875,000	3.650		02/01/26	24,039,010
	5,975,000	4.700		02/01/36	6,466,652
	22,300,000	4.900		02/01/46	24,997,842
	Bumble Bee Holding, Inc.(b)
	3,166,000	9.000		12/15/17	3,173,915
	Sysco Corp.
	18,813,000	4.850		10/01/45	20,192,168

					78,869,587

	Gaming – 0.4%
	MGM Resorts International
	21,900,000	7.500		06/01/16	21,900,000
	25,800,000	10.000		11/01/16	26,961,000
	5,000,000	8.625		02/01/19	5,687,500

					54,548,500

	Media – Cable – 0.5%
	CCO Holdings LLC/CCO Holdings Capital Corp.(a)
	6,129,000	7.000		01/15/19	6,257,709
	CCO Safari II LLC(a)(b)
	14,650,000	3.579		07/23/20	14,921,788
	14,525,000	4.908		07/23/25	15,356,037
	16,500,000	6.484		10/23/45	18,375,844
	Time Warner Cable, Inc.
	19,754,000	5.850		05/01/17	20,567,171

					75,478,549

	Media – Non Cable(a) – 0.3%
	Grupo Televisa SAB
	3,400,000	4.625		01/30/26	3,518,286
	14,310,000	6.125		01/31/46	15,054,406
	Univision Communications, Inc.(b)
	16,087,000	8.500		05/15/21	16,408,740

					34,981,432

	Noncaptive – Financial – 0.1%
	CIBanco SA Institucion de Banca Multiple(a)(b)(d)
	1,514,838	9.625		05/02/21	45,445
	General Electric Co.
MXN	110,000,000	8.500		04/06/18	6,807,373

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
	Noncaptive – Financial – (continued)
	Speedy Cash Intermediate Holdings Corp.(a)(b)
	$17,625,000	10.750%	05/15/18	$10,486,875

				17,339,693

	Packaging(a) – 0.2%
	Ardagh Packaging Finance PLC
	2,239,000	9.125 (b)	10/15/20	2,306,170
EUR	19,775,000	9.250	10/15/20	23,514,557

				25,820,727

	Pharmaceuticals(a) – 0.7%
	Actavis Funding SCS
	$56,620,000	3.800	03/15/25	58,817,671
	4,825,000	4.750	03/15/45	5,081,234
	Bayer AG(c)
EUR	12,150,000	2.375	04/02/75	13,376,845
	Celgene Corp.
	$4,450,000	5.000	08/15/45	4,799,777
	Merck KGaA(c)
EUR	11,950,000	2.625	12/12/74	13,645,495

				95,721,022

	Pipelines(a)(c) – 0.3%
	Enterprise Products Operating LLC
	$42,850,000	8.375	08/01/66	33,851,500
	1,850,000	7.000	06/01/67	1,308,875
	5,900,000	7.034	01/15/68	5,855,750

				41,016,125

	Property/Casualty Insurance(a)(c) – 0.2%
	ING Capital Funding Trust III
	12,250,000	4.231	12/29/49	11,913,125
	The Chubb Corp.
	11,794,000	6.375	03/29/67	10,201,810

				22,114,935

	Real Estate Investment Trusts(b) – 0.1%
	Trust F/1401
	18,700,000	5.250 (a)	12/15/24	19,027,250
	300,000	6.950	01/30/44	291,000

				19,318,250

	Retailers(a) – 0.3%
	Amazon.com, Inc.
	37,300,000	4.950	12/05/44	42,770,703

	Retailers – Food & Drug(a) – 0.4%
	BI-LO LLC/BI-LO Finance Corp.(b)(e)
	11,205,000	8.625	09/15/18	8,515,800
	CVS Health Corp.
	25,000	3.875	07/20/25	26,962
	38,500,000	5.125	07/20/45	44,699,674

				53,242,436

	Telecommunications – Cellular – 0.1%
	America Movil SAB de CV
MXN	256,740,000	6.000	06/09/19	14,664,011

	Corporate Obligations – (continued)
	Tobacco(a) – 0.6%
	Reynolds American, Inc.
	$12,425,000	4.450%	06/12/25	$13,671,745
	53,869,000	5.850	08/15/45	65,754,218

				79,425,963

	Wireless Telecommunications – 0.2%
	Intelsat Jackson Holdings SA(a)
	18,150,000	5.500	08/01/23	10,980,750
	Sprint Capital Corp.
	175,000	6.875	11/15/28	127,750
	Sprint Communications, Inc.
	100,000	7.000	08/15/20	79,250
	Sprint Corp.
	23,175,000	7.125	06/15/24	17,381,250

				28,569,000

	Wirelines Telecommunications – 0.3%
	Verizon Communications, Inc.
	20,800,000	5.150	09/15/23	24,001,698
	19,650,000	4.862	08/21/46	20,820,669

				44,822,367

	TOTAL CORPORATE OBLIGATIONS
	(Cost $1,347,380,897)			$1,291,667,477

Mortgage-Backed Obligations – 16.0%
	Adjustable Rate Non-Agency(c) – 4.7%
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A1
GBP	1,525,017	0.948%	09/20/66	$2,132,075
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A3
	$3,761,708	0.963	09/20/66	3,639,152
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(b)
	31,355,087	0.843	09/20/66	30,202,443
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A2
GBP	11,077,287	0.888	09/20/66	15,453,613
	Aire Valley Mortgages PLC Series 2007-1A, Class 2A1(b)
	$27,969,102	0.863	09/20/66	26,960,396
	Aire Valley Mortgages PLC Series 2007-1X, Class 2A2
EUR	8,762,526	0.026	09/20/66	9,679,777
	American Home Mortgage Assets Trust Series 2006-2, Class 2A1
	$10,379,273	0.626	09/25/46	7,344,191
	American Home Mortgage Assets Trust Series 2006-6, Class A1A
	5,916,744	0.626	12/25/46	3,687,673
	American Home Mortgage Investment Trust Series 2005-3, Class 2A4
	6,100,000	2.506	09/25/35	3,613,626
	American Home Mortgage Investment Trust Series 2006-3, Class 11A1
	174,876	0.616	12/25/46	137,600
	American Home Mortgage Investment Trust Series 2007-2, Class 11A1
	4,942,377	0.666	03/25/47	2,635,394
	Banc of America Funding Corp. Series 2006-H, Class 6A1
	26,101,705	0.622	10/20/36	20,078,567

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(c) – (continued)
	Bear Stearns Mortgage Funding Trust Series 2007-AR4, Class 1A1
	$4,302,900	0.636%	09/25/47	$3,341,615
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2005-4A, Class A1(b)
	6,211,923	0.636	10/25/36	4,783,181
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-1A, Class A1(b)
	32,009,519	0.583	12/25/46	24,055,154
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A1(b)
	20,240,522	0.563	04/25/47	14,042,874
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-3A, Class A1(b)
	16,557,488	0.563	08/25/47	11,681,308
	Citigroup Mortgage Loan Trust, Inc. Series 2006-AR7, Class 2A2A
	5,223,068	2.852	11/25/36	4,402,084
	Countrywide Alternative Loan Trust Series 2005-16, Class A1
	5,187,080	1.967	06/25/35	4,407,684
	Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A5
	1,060,150	0.936	05/25/35	865,134
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A2B
	3,706,970	0.606	11/25/36	3,650,700
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	394,433	0.642	03/20/46	284,110
	Countrywide Alternative Loan Trust Series 2007-19, Class 1A11
	12,143,102	0.936	08/25/37	7,674,461
	Countrywide Alternative Loan Trust Series 2007-HY6, Class A1
	6,260,254	0.646	08/25/47	5,197,264
	Countrywide Alternative Loan Trust Series 2007-OA11, Class A1A
	29,972,815	1.702	11/25/47	21,816,609
	Countrywide Home Loans Mortgage Pass-Through Trust Series 2005-3, Class 1A1
	7,964,409	0.746	04/25/35	5,998,950
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(b)
EUR	54,884,118	2.750	04/20/20	61,203,575
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1A
	$3,501,442	0.633	08/25/47	2,799,004
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1B
	4,369,800	0.653	08/25/47	3,557,452
	Downey Savings & Loan Association Mortgage Trust Series 2005-AR5, Class 2A1A
	10,964,671	0.760	09/19/45	7,644,322
	GreenPoint Mortgage Funding Trust Series 2006-OH1, Class A1
	1,757,778	0.616	01/25/37	1,370,998
	HarborView Mortgage Loan Trust Series 2006-11, Class A1A
	6,682,408	0.600	12/19/36	4,800,598
	HomeBanc Mortgage Trust Series 2006-1, Class 3A2
	3,061,475	2.441	04/25/37	1,849,866

Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(c) – (continued)
	Impac Secured Assets Trust Series 2006-5, Class 1A1B
	$25,495,515	0.636%	02/25/37	$21,247,534
	Indymac Index Mortgage Loan Trust Series 2005-AR10, Class A1
	5,516,977	0.696	06/25/35	4,721,707
	Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
	1,052,197	2.587	08/25/35	881,877
	Indymac Index Mortgage Loan Trust Series 2005-AR23, Class 6A1
	3,765,920	2.826	11/25/35	3,009,521
	Indymac Index Mortgage Loan Trust Series 2006-AR41, Class A3
	8,021,719	0.616	02/25/37	5,722,729
	Indymac Index Mortgage Loan Trust Series 2007-AR1, Class 1A1
	7,685,521	3.123	03/25/37	6,896,623
	Indymac Index Mortgage Loan Trust Series 2007-FLX4, Class 2A1
	8,009,305	0.613	07/25/37	6,551,342
	JPMorgan Alternative Loan Trust Series 2006-A2, Class 2A2
	7,698,505	2.835	05/25/36	6,156,982
	JPMorgan Alternative Loan Trust Series 2006-A5, Class 1A1
	7,567,750	0.596	10/25/36	6,065,879
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C
EUR	8,910,460	0.127	09/21/38	10,704,111
	Leek Finance Number Seventeen PLC Series 2017A, Class A2B(b)
	$5,737,820	0.850	12/21/37	6,152,345
	Lehman XS Trust Series 2005-5N, Class 1A1
	19,495,576	0.736	11/25/35	16,229,748
	Lehman XS Trust Series 2005-7N, Class 1A1A
	10,738,258	0.705	12/25/35	9,043,872
	Lehman XS Trust Series 2005-9N, Class 1A1
	5,157,347	0.706	02/25/36	3,960,110
	Lehman XS Trust Series 2006-GP1, Class A2A
	12	0.606	05/25/46	12
	Lehman XS Trust Series 2007-12N, Class 2A1
	4,672,108	0.613	07/25/37	3,185,629
	Lehman XS Trust Series 2007-16N, Class 2A2
	13,206,183	1.283	09/25/47	10,204,230
	Lehman XS Trust Series 2007-4N, Class 3A2A
	5,988,150	1.072	03/25/47	4,703,089
	Lehman XS Trust Series 2007-5H, Class 3A4
	7,872,861	2.835	05/25/37	5,326,710
	Lehman XS Trust Series Series 2006-14N, Class 1A1A
	15,578,323	0.626	09/25/46	12,556,100
	LSTAR Securities Investment Trust Series 2014-2, Class A(b)
	21,227,579	2.439	12/01/21	20,866,604
	LSTAR Securities Investment Trust Series 2015-3, Class A(b)
	14,881,719	2.439	03/01/20	14,539,882
	Luminent Mortgage Trust Series 2007-2, Class 2A1
	1,742,169	0.666	05/25/37	1,227,620
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 1A1
	9,416,275	1.122	12/25/46	6,868,012
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	3,718,224	1.172	12/25/46	2,718,861

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(c) – (continued)
Master Adjustable Rate Mortgages Trust Series 2007-2, Class A1
$4,409,612	0.586%	03/25/47	$3,552,986
Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1
1,898,260	0.633	05/25/47	1,448,338
Master Adjustable Rate Mortgages Trust Series 2007-HF2, Class A1
6,623,879	0.746	09/25/37	5,949,617
Morgan Stanley Mortgage Loan Trust Series 2005-6AR, Class 1A3
1,241,280	0.846	11/25/35	1,111,072
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR4, Class A4A
2,661,820	0.676	12/25/36	1,987,685
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
5,921,941	1.322	01/25/46	3,997,985
Residential Accredit Loans, Inc. Series 2005-QA12, Class CB3
6,945,026	3.740	12/25/35	5,532,660
Residential Accredit Loans, Inc. Series 2006-QA10, Class A1
12,768,283	0.621	12/25/36	9,527,219
Residential Accredit Loans, Inc. Series 2006-QA10, Class A2
6,694,955	0.616	12/25/36	5,213,147
Residential Accredit Loans, Inc. Series 2006-QA2, Class 2A1
4,979,253	4.262	02/25/36	3,565,603
Residential Accredit Loans, Inc. Series 2006-QO1, Class 3A1
3,251,977	0.706	02/25/46	1,832,660
Residential Accredit Loans, Inc. Series 2006-QO7, Class 1A1
6,315,486	1.122	09/25/46	4,280,276
Residential Accredit Loans, Inc. Series 2007-QO4, Class A1A
1,569,110	0.626	05/25/47	1,220,883
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
6,068,855	3.026	09/25/35	5,150,246
Residential Funding Mortgage Securities I Series 2005-SA5, Class 2A
3,324,009	3.266	11/25/35	2,844,904
Structured Adjustable Rate Mortgage Loan Trust Series 2006-11, Class 1A1
5,935,095	0.596	12/25/36	4,760,845
Structured Adjustable Rate Mortgage Loan Trust Series 2006-9, Class 3A1
3,595,300	5.976	10/25/36	2,475,319
Structured Adjustable Rate Mortgage Loan Trust Series 2007-11, Class 1A1
8,459,866	1.586	12/25/37	5,610,316
Structured Asset Mortgage Investments II Trust Series 2005-AR7, Class 5A1
1,504,521	1.782	03/25/46	1,218,860
Structured Asset Mortgage Investments II Trust Series 2006-AR3, Class 21A1
4,383,175	0.836	02/25/36	3,125,153
Structured Asset Mortgage Investments II Trust Series 2006-AR5, Class 1A1
6,907,516	0.646	05/25/46	5,038,110

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(c) – (continued)
Structured Asset Mortgage Investments II Trust Series 2006-AR7, Class A1A
$594,037	0.646%	08/25/36	$448,352
Structured Asset Mortgage Investments II Trust Series 2007-AR4, Class A4A
6,839,768	0.616	09/25/47	5,472,414
Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 1A1
1,759,409	1.286	05/25/47	1,261,954
Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 3A1
15,997,187	6.500	05/25/47	10,399,939
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-4, Class CB1
94,275	0.886	06/25/35	69,973
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR4, Class DA
2,880,455	1.292	06/25/46	1,565,599
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR1, Class A2A1
8,883,479	1.116	01/25/45	8,114,819
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1
545,302	0.706	12/25/45	500,850
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 1A1A
336,293	0.706	07/25/45	313,214
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A
1,250,341	0.726	07/25/45	1,152,205
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR9, Class A1A
4,502,691	1.076	07/25/45	4,190,827
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR13, Class 1A
7,309,919	1.202	10/25/46	5,636,277
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR19, Class 1A
9,587,006	1.062	01/25/47	7,435,455
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A
6,479,614	1.082	04/25/47	4,721,745
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA6, Class 2A
5,597,033	1.755	07/25/47	3,740,627

TOTAL ADJUSTABLE RATE NON-AGENCY			$645,000,713

Collateralized Mortgage Obligations – 4.0%
Interest Only(f) – 0.3%
FHLMC STRIPS Series 304, Class C45
$44,388,455	3.000%	12/15/27	$4,089,087
FNMA REMIC Series 2015-34, Class LS(c)
41,761,644	5.667	06/25/45	8,785,055
GNMA REMIC Series 2013-182, Class PI
20,965,792	4.500	12/20/43	3,561,482

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(f) – (continued)
GNMA REMIC Series 2014-11, Class NI
$18,511,607	4.500%	12/16/42	$2,279,582
GNMA REMIC Series 2014-180, Class PI
20,317,934	4.000	08/20/44	2,732,037
GNMA REMIC Series 2015-111, Class IW
21,254,575	4.000	06/20/45	3,233,945
GNMA REMIC Series 2015-129, Class IC
8,590,917	4.500	09/16/45	1,296,164
GNMA REMIC Series 2015-95, Class GI
64,322,541	4.500	07/16/45	13,135,351

			39,112,703

Inverse Floaters(c) – 2.7%
FHLMC REMIC Series 3753, Class SK
23,673,815	5.614	11/15/38	2,672,589
FHLMC REMIC Series 4273, Class PS
60,268,777	5.664	11/15/43	10,364,609
FHLMC REMIC Series 4320, Class SD
63,171,166	5.664	07/15/39	10,285,056
FHLMC REMIC Series 4431, Class ST
21,864,913	5.664	01/15/45	5,037,197
FHLMC REMIC Series 4468, Class SY
19,014,189	5.664	05/15/45	4,121,628
FNMA REMIC Series 2010-126, Class LS
7,460,770	4.562	11/25/40	1,444,510
FNMA REMIC Series 2013-121, Class SA
57,155,808	5.667	12/25/43	9,749,215
FNMA REMIC Series 2013-96, Class SW
63,596,858	5.667	09/25/43	10,982,758
FNMA REMIC Series 2014-19, Class MS
34,014,244	6.167	11/25/39	4,940,814
FNMA REMIC Series 2014-87, Class MS
23,476,896	5.817	01/25/45	4,057,101
FNMA REMIC Series 2015-20, Class ES
58,822,737	5.717	04/25/45	13,754,438
FNMA REMIC Series 2015-22, Class DS
14,896,719	5.767	04/25/45	3,366,590
FNMA REMIC Series 2015-24, Class SG
23,395,594	5.167	04/25/45	4,948,107
FNMA REMIC Series 2015-79, Class SA
48,909,738	5.817	11/25/45	7,927,300
FNMA REMIC Series 2015-79, Class SE
19,719,924	5.817	11/25/45	3,199,721
FNMA REMIC Series 2015-81, Class SA
191,382,664	5.267	11/25/45	28,284,272
FNMA REMIC Series 2015-82, Class MS
135,719,465	5.267	11/25/45	21,316,995
FNMA REMIC Series 2015-86, Class BS
33,328,719	5.267	11/25/45	5,180,526
GNMA REMIC Series 2010-1, Class SD
11,153,396	5.358	01/20/40	1,776,808
GNMA REMIC Series 2010-162, Class SE
28,010,491	6.118	12/20/40	3,175,687
GNMA REMIC Series 2010-20, Class SC
16,313,839	5.718	02/20/40	2,690,100

Mortgage-Backed Obligations – (continued)
Inverse Floaters(c) – (continued)
GNMA REMIC Series 2010-20, Class SD
$14,820,708	5.248%	02/20/40	$2,197,379
GNMA REMIC Series 2010-20, Class SE
23,017,723	5.818	02/20/40	3,815,093
GNMA REMIC Series 2010-35, Class DS
17,952,798	5.248	03/20/40	2,673,768
GNMA REMIC Series 2010-37, Class SG
36,589,545	5.268	03/20/40	5,448,352
GNMA REMIC Series 2010-58, Class AI
5,793,973	5.338	05/20/40	872,203
GNMA REMIC Series 2010-59, Class SA
10,271,840	6.068	05/20/40	1,789,967
GNMA REMIC Series 2010-85, Class SN
21,840,093	5.508	07/20/40	3,921,172
GNMA REMIC Series 2010-9, Class XD
39,875,257	6.159	01/16/40	6,846,602
GNMA REMIC Series 2010-9, Class YD
55,147,171	6.359	01/16/40	9,884,496
GNMA REMIC Series 2010-90, Class ES
35,027,570	5.518	07/20/40	5,352,651
GNMA REMIC Series 2012-149, Class MS
9,125,901	5.818	12/20/42	1,467,116
GNMA REMIC Series 2013-103, Class DS
22,426,337	5.718	07/20/43	3,680,364
GNMA REMIC Series 2013-111, Class SA
23,284,914	6.268	07/20/43	4,208,106
GNMA REMIC Series 2013-113, Class SA
27,447,842	6.268	08/20/43	5,027,764
GNMA REMIC Series 2013-113, Class SD
91,392,063	6.259	08/16/43	18,394,846
GNMA REMIC Series 2013-117, Class PS
31,729,850	5.718	04/20/43	4,666,436
GNMA REMIC Series 2013-147, Class SD
30,555,143	6.218	12/20/39	5,480,703
GNMA REMIC Series 2013-152, Class SJ
35,284,960	5.718	05/20/41	5,773,251
GNMA REMIC Series 2013-167, Class SG
29,350,923	5.718	11/20/43	4,484,026
GNMA REMIC Series 2014-133, Class BS
17,205,748	5.168	09/20/44	2,541,955
GNMA REMIC Series 2014-3, Class TS
13,749,577	5.118	01/20/44	1,969,881
GNMA REMIC Series 2014-41, Class SA
38,823,975	5.668	03/20/44	6,469,449
GNMA REMIC Series 2014-5, Class SA
21,341,553	5.118	01/20/44	3,028,780
GNMA REMIC Series 2014-56, Class ST
33,637,403	5.659	12/16/39	5,238,911
GNMA REMIC Series 2014-76, Class SA
44,627,896	5.168	01/20/40	6,390,884
GNMA REMIC Series 2014-96, Class SE
27,198,056	5.168	07/20/44	3,872,484
GNMA REMIC Series 2015-110, Class MS
29,184,366	5.278	08/20/45	4,446,944
GNMA REMIC Series 2015-111, Class SM
24,938,634	5.768	08/20/45	4,268,559

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Inverse Floaters(c) – (continued)
GNMA REMIC Series 2015-112, Class SB
$49,078,814	5.308%	08/20/45	$7,526,236
GNMA REMIC Series 2015-123, Class SE
30,050,891	5.288	09/20/45	4,580,131
GNMA REMIC Series 2015-126, Class HS
53,387,792	5.768	09/20/45	9,188,039
GNMA REMIC Series 2015-126, Class LS
16,238,695	5.768	09/20/45	2,794,679
GNMA REMIC Series 2015-133, Class SA
9,341,333	5.268	09/20/45	1,414,978
GNMA REMIC Series 2015-133, Class SB
14,052,147	5.268	09/20/45	2,172,462
GNMA REMIC Series 2015-144, Class QS
32,803,466	5.268	10/20/45	4,778,438
GNMA REMIC Series 2015-167, Class SA
28,429,977	5.818	11/20/45	4,193,953
GNMA REMIC Series 2015-168, Class SD
44,109,675	5.768	11/20/45	7,223,475
GNMA REMIC Series 2016-4, Class SM
122,062,389	5.218	01/20/46	18,491,097
GNMA REMIC Series 2016-6, Class S
32,093,542	5.218	01/20/46	4,809,442
GNMA REMIC Series 2016-6, Class SB
60,952,560	5.218	01/20/46	9,361,320

			370,022,413

Planned Amortization Class(c) – 0.0%
GNMA REMIC Series 2011-50, Class PS
39,794,759	5.668	02/20/41	6,128,723

Regular Floater(c) – 0.5%
Countrywide Alternative Loan Trust Series 2005-26CB, Class A1
980,421	0.936	07/25/35	731,803
Countrywide Alternative Loan Trust Series 2005-36, Class 2A1A
7,933,281	0.746	08/25/35	6,015,828
Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12
1,262,085	1.236	12/25/35	1,016,626
FHLMC REMIC Series 3231, Class FB
785,787	0.786	10/15/36	784,539
FHLMC REMIC Series 3314, Class FC
494,307	0.836	12/15/36	493,733
FHLMC REMIC Series 3371, Class FA
661,066	1.036	09/15/37	664,933
FHLMC REMIC Series 3545, Class FA
961,986	1.286	06/15/39	967,950
FHLMC REMIC Series 3827, Class KF
1,094,538	0.806	03/15/41	1,094,185
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3
13,210,000	3.736	10/25/27	12,459,654
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M3
15,550,000	4.236	03/25/25	15,008,860
FNMA Connecticut Avenue Securities Series 2014-C03, Class 1M1
14,935,980	1.636	07/25/24	14,882,600

Mortgage-Backed Obligations – (continued)
Regular Floater(c) – (continued)
FNMA Connecticut Avenue Securities Series 2015-C01, Class 2M1
$598,522	1.936%	02/25/25	$598,675
FNMA REMIC Series 2006-45, Class TF
1,396,072	0.833	06/25/36	1,395,448
FNMA REMIC Series 2006-76, Class QF
1,481,765	0.833	08/25/36	1,480,723
FNMA REMIC Series 2006-79, Class PF
1,512,897	0.833	08/25/36	1,511,504
FNMA REMIC Series 2007-33, Class HF
1,976,439	0.783	04/25/37	1,966,261
FNMA REMIC Series 2007-75, Class VF
537,066	0.883	08/25/37	537,610
FNMA REMIC Series 2009-84, Class WF
353,577	1.533	10/25/39	358,480
Nomura Resecuritization Trust Series 2014-5R, Class 2A11(b)
4,810,359	8.500	12/26/36	3,138,077
Sequoia Mortgage Trust Series 2007-3, Class 2AA1
4,962,723	2.685	07/20/37	3,991,909

			69,099,398

Sequential Fixed Rate – 0.5%
Banc of America Funding Corp. Series 2007-8, Class 2A1
2,192,672	7.000	10/25/37	1,176,682
BCAP LLC Trust Series 2007-AA2, Class 2A7
1,980,882	6.000	04/25/37	1,655,012
Citicorp Mortgage Securities, Inc. Series 2007-4, Class 2A1
131,238	5.500	05/25/22	134,720
Citigroup Mortgage Loan Trust Series 2007-9, Class 1A1(b)
8,768,648	5.750	04/25/47	7,241,460
CitiMortgage Alternative Loan Trust Series 2007-A1, Class 1A7
1,414,259	6.000	01/25/37	1,164,051
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A7
7,531,393	5.750	03/25/37	6,120,871
Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A2
2,702,105	6.000	02/25/36	2,281,880
Countrywide Alternative Loan Trust Series 2007-06, Class A4
3,366,366	5.750	04/25/47	2,839,584
Countrywide Alternative Loan Trust Series 2007-15CB, Class A5
1,332,798	5.750	07/25/37	1,195,128
Countrywide Alternative Loan Trust Series 2007-18CB, Class 2A25
530,802	6.000	08/25/37	488,493
Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-1, Class A4
1,514,500	6.000	03/25/37	1,384,535
Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-7, Class A3
3,028,810	5.750	06/25/37	2,730,015
Countrywide Home Mortgage Loan Pass-Through Trust Series 2007-10, Class A5
2,329,878	6.000	07/25/37	2,080,636
Countrywide Home Mortgage Pass-Through Trust Series 2007-10, Class A22
4,379,012	6.000	07/25/37	3,910,563

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
JPMorgan Alternative Loan Trust Series 2008-R2, Class A1(b)
$9,242,492	6.000%	11/25/36	$7,657,534
Morgan Stanley Mortgage Loan Trust Series 2005-4, Class 1A
675,704	5.000	08/25/35	670,954
Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
771,828	5.500	02/25/36	627,267
Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
1,290,487	6.000	06/25/36	1,044,877
Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
2,198,726	6.500	07/25/36	1,758,934
Residential Asset Securitization Trust Series 2006-A15, Class A13
7,348,566	6.250	01/25/37	5,014,387
Residential Asset Securitization Trust Series 2006-A8, Class 1A1
1,781,711	6.000	08/25/36	1,525,355
Residential Asset Securitization Trust Series 2006-A8, Class 2A3
7,381,331	6.000	08/25/36	4,212,283
Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
5,679,685	6.000	10/25/37	4,564,978
Wells Fargo Mortgage Backed Securities Trust Series 2007-11, Class A85
1,359,580	6.000	08/25/37	1,281,090

			62,761,289

Sequential Floating Rate(c) – 0.0%
Banc of America Funding Corp. Series 2007-2, Class 2A1
85,870	5.735	03/25/37	84,545
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A3
6,265,111	0.936	08/25/37	4,697,905
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR10, Class A1
1,145,801	0.536	12/25/36	756,126

			5,538,576

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$552,663,102

Commercial Mortgage-Backed Securities – 6.0%
Sequential Fixed Rate – 2.8%
Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class A1A
$102,187,056	5.361%	02/15/40	$103,870,057
CSMC Trust Series 2014-USA, Class E(b)
17,900,000	4.373	09/15/37	14,732,062
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
20,744,660	2.779	09/25/22	21,656,450
FHLMC Multifamily Structured Pass-Through Certificates Series K037, Class A2
122,500,000	3.490	01/25/24	133,987,278
FHLMC Multifamily Structured Pass-Through Certificates Series K038, Class A2
24,500,000	3.389	03/25/24	26,609,188

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
Wachovia Bank Commercial Mortgage Trust Series 2006-C28, Class A1A
$72,320,545	5.559%	10/15/48	$72,976,181
WF-RBS Commercial Mortgage Trust Series 2012-C6, Class B
2,500,000	4.697	04/15/45	2,698,343

			376,529,559

Sequential Floating Rate(c) – 3.2%
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class E(b)
12,450,000	3.786	04/10/28	12,078,659
Citigroup Commercial Mortgage Trust Series 2014-388G, Class E(b)
27,996,000	2.786	06/15/33	27,119,188
Citigroup Commercial Mortgage Trust Series 2015-SSHP, Class D(b)
9,913,500	3.486	09/15/17	9,211,860
Citigroup Commercial Mortgage Trust Series 2015-SSHP, Class E(b)
11,719,000	3.836	09/15/17	10,841,322
COMM 2015-CCRE23 Mortgage Trust Series 2015-CR23, Class CMD(b)
15,000,000	3.685	05/10/48	13,423,645
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class F(b)
14,494,000	3.938	06/11/27	14,327,367
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
132,419,851	5.526	01/15/49	135,683,193
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class A1A1
63,386,472	5.699	06/15/39	64,977,587
FHLMC Multifamily Structured Pass-Through Certificates Series K029, Class A2
33,200,000	3.320	02/25/23	35,984,650
FREMF Mortgage Trust Series 2014-K40, Class C(b)
7,800,000	4.072	09/25/25	6,811,515
FREMF Mortgage Trust Series 2014-K41, Class B(b)
19,950,000	3.831	11/25/47	17,750,341
GRACE Mortgage Trust Series 2014-GRCE, Class F(b)
15,250,000	3.590	06/10/28	13,749,261
GS Mortgage Securities Trust Series 2007-GG10, Class A1A
25,257,497	5.794	08/10/45	26,073,362
Hilton Mortgage Trust Series 2014-ORL, Class E(b)
17,950,000	3.686	07/15/29	16,713,496
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CBM, Class E(b)
15,000,000	4.286	10/15/29	14,177,277
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
1,450,000	5.478	02/12/44	1,470,279
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
1,200,000	5.931	12/15/44	1,154,606
Morgan Stanley Capital I Trust Series 2014-CPT, Class F(b)
15,245,000	3.446	07/13/29	14,287,006
Tricon American Homes Trust Series 2015-SFR1, Class D(b)
1,920,000	2.641	05/17/32	1,789,215

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(c) – (continued)
Tricon American Homes Trust Series 2015-SFR1, Class E(b)
$3,790,000	3.427%	05/17/32	$3,484,579

			441,108,408

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$817,637,967

Federal Agencies – 1.3%
FHLMC – 0.0%
$22,743	5.000%	01/01/33	$25,177
2,250	5.000	03/01/33	2,483
13,299	5.000	04/01/33	14,677
4,100	5.000	05/01/33	4,525
10,055	5.000	06/01/33	11,096
57,298	5.000	07/01/33	63,235
80,028	5.000	08/01/33	88,341
9,952	5.000	09/01/33	11,005
17,141	5.000	10/01/33	18,917
52,829	5.000	11/01/33	58,303
18,774	5.000	12/01/33	20,719
18,681	5.000	01/01/34	20,617
59,563	5.000	02/01/34	65,726
23,930	5.000	03/01/34	26,398
41,553	5.000	04/01/34	45,839
67,258	5.000	05/01/34	74,225
866,563	5.000	06/01/34	956,304
13,940	5.000	11/01/34	15,379
234,454	5.000	04/01/35	258,748
17,712	5.000	11/01/35	19,548

			1,801,262

FNMA – 1.3%
3,824,187	3.094	01/01/18	3,895,318
6,007,930	3.434	01/01/18	6,140,448
155,210	5.000	01/01/18	161,367
810,158	5.000	02/01/18	844,124
544,539	5.000	03/01/18	567,369
814,814	5.000	04/01/18	848,973
82,550	5.000	05/01/18	86,011
72,175	5.000	06/01/18	75,201
1,069	5.500	01/01/19	1,123
37,344	5.500	02/01/19	38,933
40,837	5.500	03/01/19	42,638
32,409	5.500	04/01/19	33,823
17,173	5.500	05/01/19	18,003
82,943	5.500	06/01/19	86,420
234,784	5.500	07/01/19	245,269
220,818	5.500	08/01/19	231,803
198,106	5.500	09/01/19	208,570
59,839	5.500	10/01/19	62,899
61,186	5.500	11/01/19	64,543
103,079	5.500	12/01/19	108,613
9,389	5.500	01/01/20	9,900
3,837	5.500	06/01/20	4,015
1,152,790	5.500	07/01/20	1,215,285
1,788,571	3.416	10/01/20	1,925,611
1,355,505	3.619	12/01/20	1,465,456

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$5,459,506	4.381%	06/01/21	$6,076,464
335,281	6.000	08/01/22	382,047
3,843	6.000	01/01/24	4,379
97,412	6.000	04/01/24	111,224
2,187,343	5.500	05/01/25	2,280,097
141,460	6.000	09/01/25	161,192
484,856	6.000	10/01/25	552,485
71,055	6.000	02/01/26	80,966
316,800	6.000	03/01/26	360,821
83,155	6.000	04/01/26	94,754
561,454	6.000	03/01/27	639,767
42,011	6.000	07/01/27	47,871
64,482	6.000	09/01/28	73,476
676,480	6.000	10/01/28	770,838
5,363	4.500	09/01/29	5,833
7,411	6.000	12/01/32	8,545
998	6.000	01/01/33	1,151
4,579	6.000	04/01/33	5,280
193,998	6.000	10/01/33	226,581
6,945	6.000	02/01/34	8,007
53,072	6.000	03/01/34	61,187
152,425	6.000	08/01/34	175,879
38,393	6.000	11/01/34	44,263
355,728	6.000	05/01/35	410,420
79,663	6.000	06/01/35	91,405
201,072	6.000	10/01/35	231,220
24,818	6.000	11/01/35	28,454
33,073	6.000	12/01/35	37,732
150,450	6.000	02/01/36	173,384
14,026	6.000	05/01/36	16,136
682,976	6.000	08/01/36	780,320
35,511	6.000	09/01/36	40,760
25,873	6.000	10/01/36	29,858
252,753	6.000	11/01/36	291,826
509,001	6.000	12/01/36	580,083
1,810,077	6.000	01/01/37	2,061,194
3,058,279	6.000	02/01/37	3,519,138
108,703	6.000	04/01/37	125,025
905,969	6.000	05/01/37	1,032,928
1,398,965	6.000	07/01/37	1,611,147
83,148	4.500	08/01/37	90,767
1,735,937	6.000	08/01/37	1,987,247
42,774	6.000	09/01/37	48,703
144,472	6.000	10/01/37	165,248
5,796	6.000	11/01/37	6,650
420,676	6.000	12/01/37	479,010
1,247,462	6.000	01/01/38	1,426,430
111,847	5.000	03/01/38	125,128
102,912	6.000	03/01/38	118,409
365,363	6.000	05/01/38	418,213
24,631	6.000	07/01/38	28,051
24,805	6.000	08/01/38	28,384
911,403	6.000	09/01/38	1,047,089
448,896	6.000	10/01/38	512,640
2,272,068	6.000	11/01/38	2,600,625
6,609,440	6.000	12/01/38	7,529,428

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$3,531	6.000%	01/01/39		$4,040
18,596	4.500	04/01/39		20,290
9,093	6.000	04/01/39		10,471
123,690	6.000	07/01/39		143,378
28,340	4.000	08/01/39		30,287
13,980	4.000	09/01/39		14,940
103,793	6.000	09/01/39		118,202
73,133	4.500	10/01/39		80,950
954,575	6.000	10/01/39		1,098,391
318,443	6.000	10/01/40		362,575
10,433	4.500	05/01/41		11,492
1,635,872	6.000	05/01/41		1,862,729
46,904	4.500	06/01/41		51,390
166,388	6.000	07/01/41		190,929
54,019	4.500	08/01/41		59,708
14,805	4.500	10/01/41		16,304
418,047	5.000	11/01/41		463,218
15,035	6.000	01/01/42		17,412
8,495	4.500	11/01/42		9,266
1,749,223	3.000	12/01/42		1,807,234
3,162,786	3.000	01/01/43		3,269,080
825,939	3.000	04/01/43		853,330
72,524	4.500	12/01/43		79,845
2,000,000	3.000	TBA-30yr	(g)	2,051,719
100,000,000	3.500	TBA-30yr	(g)	104,859,380
1,000,000	6.000	TBA-30yr	(g)	1,140,469

				176,854,903

TOTAL FEDERAL AGENCIES				$178,656,165

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $2,193,440,574)				$2,193,957,947

Agency Debentures – 2.4%
FFCB
$31,600,000	3.440%	06/17/30		$33,774,965
11,000,000	2.850	02/10/31		10,875,777
3,000,000	3.020	04/09/31		3,042,135
FHLB(h)
130,000,000	0.000	04/21/16		129,984,400
150,000,000	0.000	04/26/16		149,978,100

TOTAL AGENCY DEBENTURES
(Cost $324,472,616)				$327,655,377

Asset-Backed Securities – 19.6%
Auto(b) – 0.1%
Skopos Auto Receivables Trust Series 2015-1A, Class A
$5,170,249	3.100%	12/15/23		$5,167,307
Skopos Auto Receivables Trust Series 2015-2A, Class A
9,915,743	3.550	02/15/20		9,904,719

				15,072,026

Asset-Backed Securities – (continued)
Collateralized Loan Obligations – 14.3%
ACIS CLO Ltd. Series 2013-1A, Class ACOM(b)(c)
$23,550,000	1.543%	04/18/24		$22,400,760
ACIS CLO Ltd. Series 2013-2A, Class A(b)(c)
8,596,364	0.821	10/14/22		8,467,479
ACIS CLO Ltd. Series 2013-2A, Class ACOM(b)(c)
53,626,295	1.019	10/14/22		52,349,990
ACIS CLO Ltd. Series 2014-4A, Class ACOM(b)(c)
177,900,000	1.814	05/01/26		171,460,020
ACIS CLO Ltd. Series 2014-4A, Class C(b)(c)
11,050,000	2.879	05/01/26		9,122,604
B&M CLO Ltd. Series 2014-1A, Class A1(b)(c)
74,650,000	1.717	04/16/26		73,068,465
B&M CLO Ltd. Series 2014-1A, Class A2(b)(c)
12,850,000	2.267	04/16/26		12,135,964
Black Diamond CLO Ltd. Series 2006-1A, Class AD(b)(c)
15,637,596	0.868	04/29/19		15,309,269
Callidus Debt Partners CLO Fund VI Ltd. Series 6X, Class A1D(c)
6,959,013	0.576	10/23/21		6,840,167
Crown Point CLO lll Ltd. Series 2015-3A, Class ACOM(b)(c)
32,600,000	0.000	12/31/27		31,739,360
Crown Point CLO Ltd. Series 2012-1A, Class ACOM(b)(c)
5,617,527	0.000	11/21/22		5,549,555
Crown Point CLO Ltd. Series 2013-2A, Class ACOM(b)(c)
118,100,000	0.000	12/14/23		114,924,764
Cutwater 2015-I Ltd. Series 2015-1A, Class A2(b)(c)
24,850,000	1.851	07/15/27		24,199,725
Doral CLO 1 Ltd. Series 2012-3A, Class A1(b)(c)
9,868,001	2.020	12/19/22		9,755,121
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1(b)(c)
47,300,000	1.845	04/18/26		46,321,268
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B(b)(c)
64,150,000	1.743	04/28/25		62,987,281
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A2(b)(c)
55,600,000	2.323	04/28/25		52,019,249
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(b)(c)
113,550,000	1.720	07/25/27		110,206,293
ICG US CLO Ltd. Series 2014-1A, Class A1(b)(c)
88,820,289	1.467	04/20/26		86,644,903
ICG US CLO Ltd. Series 2014-1A, Class A2(b)(c)
23,329,710	2.067	04/20/26		21,643,415
Monroe Capital BSL CLO Ltd. Series 2015-1A, Class ACOM(b)(c)
154,600,000	1.931	05/22/27		151,121,500
Monroe Capital BSL CLO Ltd. Series 2015-1A, Class B(b)(c)
10,248,000	2.578	05/22/27		9,839,976
Mountain View Funding CLO Series 2007-3A, Class A1(b)(c)
1,315,303	0.532	04/16/21		1,309,238
Ocean Trails CLO Ltd. Series 2006-1X, Class A1(c)
1,661,542	0.571	10/12/20		1,637,938
OCP CLO Ltd. Series 2012-2A, Class ACOM(b)(c)
14,722,660	0.000	11/22/23		14,507,709
OCP CLO Ltd. Series 2014-5A, Class ACOM(b)(c)
140,200,000	0.000	04/26/26		134,802,300

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(b)(h)
$11,950,000	0.000%	04/17/25	$11,562,820
OFSI Fund VI Ltd. Series 2014-6A, Class A1(b)(c)
32,975,300	1.351	03/20/25	31,986,701
OFSI Fund VI Ltd. Series 2014-6A, Class ACOM(b)(c)
120,000,000	0.000	03/20/25	115,440,000
OFSI Fund VII Ltd. Series 2014-7A, Class ACOM(b)(c)
146,000,000	0.000	10/18/26	142,335,400
OHA Park Avenue CLO I Ltd. Series 2007-1A, Class A1A(b)(c)
5,233,916	0.752	03/14/22	5,126,605
Saratoga Investment CLO Corp. Series 2013-1A, Ltd. Class A1(b)(c)
16,000,000	1.617	10/20/23	15,879,520
Sound Point CLO VI Ltd. Series 2014-2A, Class B(b)(c)
29,982,680	2.297	10/20/26	28,260,655
Sound Point CLO VI Ltd. Series 2014-2A, Class C(b)(c)
11,700,000	3.217	10/20/26	11,112,145
Symphony CLO XI Ltd. Series 2013-11A, Class A(b)(c)
6,500,000	1.615	01/17/25	6,446,674
Trinitas CLO II Ltd. Series 2014-2A, Class ACOM(b)(c)
57,100,000	0.000	07/15/26	54,519,080
Trinitas CLO II Ltd. Series 2014-2A, Class C(b)(c)
10,050,000	3.131	07/15/26	8,257,763
Trinitas CLO Ltd. Series 2014-1A, Class A1(b)(c)
58,150,000	1.851	04/15/26	57,211,924
Trinitas CLO Ltd. Series 2014-1A, Class B1(b)(c)
14,950,000	2.221	04/15/26	13,787,966
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class ACOM(b)(c)
120,650,000	0.000	07/16/27	116,837,460
Zais CLO 1 Ltd. Series 2014-1A, Class ACOM(b)(c)
93,200,000	1.714	04/15/26	91,028,440

			1,960,157,466

Home Equity – 1.2%
ACE Securities Corp. Home Equity Loan Trust Series 2007-ASAP1, Class A2C(c)
10,939,400	0.696	03/25/37	6,318,141
ACE Securities Corp. Home Equity Loan Trust Series 2007-HE2, Class A2D(c)
16,641,000	0.706	05/25/36	10,568,636
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 05-R8, Class M2(c)
5,440,000	0.926	10/25/35	4,935,234
Bayview Financial Mortgage Pass-Through Trust 2006-A, Class M3(c)
10,095,000	1.083	02/28/41	7,835,183
Bayview Opportunity Master Fund IIIb RPL Trust Series 2015-3, Class A1(b)(i)
6,762,864	3.623	04/28/30	6,762,436
Citigroup Mortgage Loan Trust Series 2006-WFH1, Class M3(c)
6,400,000	0.836	01/25/36	5,293,451
Citigroup Mortgage Loan Trust Series 2007-WFH2, Class A4(c)
300,000	0.786	03/25/37	269,765

Asset-Backed Securities – (continued)
Home Equity – (continued)
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF3(i)
$8,886,000	4.131%	12/25/35	$8,346,132
First Franklin Mortgage Loan Trust Series 2006-FF12, Class A4(c)
2,206,559	0.576	09/25/36	1,998,454
First Franklin Mortgage Loan Trust Series 2006-FF6, Class A4(c)
25,000,000	0.686	04/25/36	19,663,383
GSAA Home Equity Trust Series 2007-10, Class A2A
4,373,323	6.500	11/25/37	3,099,883
GSAMP Trust Series 2006-HE8, Class A2C(c)
17,492,032	0.606	01/25/37	13,688,419
HSI Asset Securitization Corp. Trust Series 2006-OPT1, Class 2A4(c)
8,600,000	0.736	12/25/35	7,698,901
JPMorgan Mortgage Acquisition Trust Series 2006-CH1, Class A5(c)
3,850,000	0.665	07/25/36	3,607,731
JPMorgan Mortgage Acquisition Trust Series 2007-CH2, Class AV5(c)
7,450,000	0.696	01/25/37	5,678,040
Lehman XS Trust Series 2006-16N, Class A321(c)
7,732,973	0.636	11/25/46	5,551,443
Morgan Stanley Mortgage Loan Trust Series 2007-1XS, Class 2A1(c)
7,832,750	0.516	09/25/46	2,768,431
Saxon Asset Securities Trust Series 2007-2, Class A2C(c)
6,874,306	0.676	05/25/47	4,727,906
Securitized Asset Backed Receivables LLC Trust Series 2004-DO1, Class M1(c)
4,889,592	1.411	07/25/34	4,514,536
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC3, Class A3(c)
3,178,111	0.596	10/25/36	2,385,076
Structured Asset Securities Corp. Mortgage Loan Trust Series 2007-EQ1, Class A1(c)
5,698,493	0.651	03/25/37	4,155,533
Vericrest Opportunity Loan Trust XXV LLC Series 2015-NPL8, Class A1(b)(i)
31,047,542	3.500	06/26/45	30,701,983
Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M1(c)
4,188,952	1.096	10/25/35	4,006,699

			164,575,396

Student Loan(c) – 4.0%
Access Group, Inc. Series 2006-1, Class A2
10,779,462	0.739	08/25/23	10,698,651
Access Group, Inc. Series 2015-1, Class A(b)
40,860,081	1.133	07/25/56	39,133,939
GCO Education Loan Funding Trust Series 2006-1, Class A8L
4,305,184	0.759	05/25/25	4,170,628
Goal Capital Funding Trust Series 2006-1, Class A3
5,585,628	0.749	11/25/26	5,567,823
Higher Education Funding I Series 2005-1, Class A4
22,400,000	0.769	02/25/30	22,089,708
Nelnet Student Loan Trust Series 2005-4, Class A3
37,746,347	0.754	06/22/26	37,155,473

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount		Interest Rate		Maturity Date	Value

	Asset-Backed Securities – (continued)
	Student Loan(c) – (continued)
	Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
	$5,925,177	1.575%		07/01/24	$5,894,453
	Scholar Funding Trust Series 2010-A, Class A(b)
	35,923,019	1.371		10/28/41	33,424,835
	SLC Student Loan Trust Series 2005-3, Class A3
	8,800,000	0.754		06/15/29	8,337,722
	SLM Student Loan Trust Series 2003-14, Class A5
	19,674,799	0.849		01/25/23	19,378,177
	SLM Student Loan Trust Series 2005-4, Class A3
	72,545,435	0.739		01/25/27	68,078,993
	SLM Student Loan Trust Series 2005-5, Class A4
	12,400,000	0.759		10/25/28	11,664,029
	SLM Student Loan Trust Series 2006-9, Class A4
	4,191,585	0.689		10/25/22	4,181,254
	SLM Student Loan Trust Series 2007-1, Class A5
	50,750,000	0.709		01/26/26	48,188,064
	SLM Student Loan Trust Series 2007-2, Class A4
	81,200,000	0.679		07/25/22	74,474,691
	SLM Student Loan Trust Series 2008-2, Class A3
	20,662,801	1.369		04/25/23	19,802,941
	SLM Student Loan Trust Series 2008-4, Class A4
	40,600,000	2.269		07/25/22	40,648,164
	SLM Student Loan Trust Series 2008-5, Class A4
	46,645,000	2.319		07/25/23	46,672,479
	SunTrust Student Loan Trust Series 2006-1A, Class A4(b)
	35,350,000	0.811		10/28/37	32,597,709
	Wachovia Student Loan Trust Series 2005-1, Class A5
	12,012,417	0.749		01/26/26	11,765,512

					543,925,245

	TOTAL ASSET-BACKED SECURITIES
	(Cost $2,712,090,336)				$2,683,730,133

	Foreign Debt Obligations – 15.8%
	Sovereign – 15.2%
	Brazil Letras do Tesouro Nacional(h)
BRL	256,152,000	0.000%		01/01/17	$64,587,050
	Brazil Loan Trust 1
	$7,668,544	5.477		07/24/23	7,035,889
	Brazil Notas do Tesouro Nacional
BRL	32,887,000	10.000		01/01/17	8,910,634
	45,853,686	6.000		08/15/40	11,991,908
	640,369,752	6.000		08/15/50	165,671,472
	Dominican Republic
DOP	61,100,000	10.375		03/04/22	1,338,928
	98,700,000	14.500		02/10/23	2,456,342
	$17,540,000	6.600	(b)	01/28/24	18,592,400
	16,850,000	6.600		01/28/24	17,861,000
	15,512,000	5.875		04/18/24	15,899,800
	75,910,000	5.500	(b)	01/27/25	75,720,225
	8,375,000	5.500		01/27/25	8,354,063
	2,784,000	8.625		04/20/27	3,173,760
DOP	30,000,000	18.500		02/04/28	928,607

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Dominican Republic – (continued)
DOP	58,700,000	11.375%		07/06/29	$1,310,571
	$15,210,000	7.450	(b)	04/30/44	15,970,500
	15,340,000	7.450		04/30/44	16,107,000
	7,850,000	6.850		01/27/45	7,693,000
	2,900,000	6.850	(b)	01/27/45	2,842,000
	Italy Buoni Poliennali Del Tesoro
EUR	96,037,719	2.100		09/15/16	111,674,562
	202,050,323	2.350		09/15/19	252,837,189
	Japan Treasury Discount Bill(h)
JPY	37,130,000,000	0.000		04/18/16	329,912,479
	Japanese Government CPI Linked Bond
	2,075,770,200	0.100		09/10/24	19,408,530
	Republic of Costa Rica
	$3,360,000	9.995		08/01/20	4,078,200
	10,280,000	5.625		04/30/43	7,928,450
	18,800,000	7.158	(b)	03/12/45	17,108,000
	2,430,000	7.158		03/12/45	2,211,300
	Republic of Croatia
	15,660,000	6.625		07/14/20	17,179,020
EUR	10,110,000	3.875		05/30/22	11,777,391
	Republic of Honduras(b)
	$13,980,000	8.750		12/16/20	15,622,650
	Republic of Indonesia
	13,166,000	5.375		10/17/23	14,433,228
	32,300,000	5.875		01/15/24	36,337,500
	31,370,000	4.125		01/15/25	31,526,850
	42,660,000	4.750	(b)	01/08/26	44,686,350
	1,800,000	5.250		01/17/42	1,809,000
	5,140,000	6.750		01/15/44	6,194,651
	9,710,000	5.125		01/15/45	9,661,450
	Republic of Sri Lanka
	8,819,000	6.125		06/03/25	8,069,385
	Republic of Venezuela
	28,990,000	7.750		10/13/19	10,871,250
	6,130,000	12.750	(j)	08/23/22	2,635,900
	18,317,000	9.000		05/07/23	6,410,950
	54,030,000	8.250		10/13/24	18,370,200
	9,230,000	11.750		10/21/26	3,622,775
	23,330,000	9.250		05/07/28	8,223,825
	18,810,000	11.950		08/05/31	7,429,950
	Spain Government Inflation Linked Bond(b)
EUR	121,954,862	0.550		11/30/19	143,906,993
	United Mexican States
MXN	1,242,540,430	0.000	(h)	04/28/16	71,618,957
	1,468,425,940	0.000	(h)	05/12/16	84,515,564
	1,594,311,900	0.000	(h)	06/16/16	91,551,207
	1,632,738,142	5.000		06/16/16	94,700,967
	309,206,360	0.000	(h)	06/23/16	17,715,901
	1,600,614,300	4.750		06/14/18	93,077,688
	241,369,600	6.500		06/10/21	14,673,341
	154,502,100	8.000		12/07/23	10,174,966
	39,328,100	10.000		12/05/24	2,922,209
	75,763,000	8.500		05/31/29	5,244,373
	475,100	10.000		11/20/36	37,845

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	United Mexican States – (continued)
	$780,000	6.050%	01/11/40	$914,550
	2,890,000	4.750	03/08/44	2,890,000
	2,318,000	4.600	01/23/46	2,271,640

				2,082,682,385

	Supranational – 0.6%
	European Investment Bank
GBP	29,200,000	3.875	06/08/37	51,949,192
	16,900,000	5.000	04/15/39	34,844,305

				86,793,497

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $2,311,262,010)			$2,169,475,882

	Structured Note – 0.0%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
	$7,809,491	6.000%	08/15/40	$2,042,381
	(Cost $4,217,901)

	Municipal Debt Obligations – 1.8%
	Puerto Rico – 1.8%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	$4,955,000	6.000%	07/01/38	$3,332,237
	17,570,000	6.000	07/01/44	11,771,900
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	6,730,000	5.750	07/01/37	4,475,450
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
	2,680,000	5.000	07/01/33	1,735,300
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
	3,020,000	5.750	07/01/41	1,804,450
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
	1,485,000	5.500	07/01/32	883,575
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
	1,150,000	5.875	07/01/36	688,563
	3,340,000	5.750	07/01/38	1,995,650
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 C
	1,285,000	6.000	07/01/39	769,394
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A
	1,110,000	6.000	07/01/34	664,613
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E
	1,000,000	5.625	07/01/32	596,250

	Municipal Debt Obligations – (continued)
	Puerto Rico – (continued)
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
	$515,000	5.500%	07/01/26	$309,644
	5,720,000	5.750	07/01/28	3,446,300
	455,000	5.500	07/01/39	270,725
	2,095,000	5.000	07/01/41	1,241,287
	Puerto Rico Commonwealth GO Bonds Series 2007 A
	5,270,000	5.250	07/01/37	3,129,062
	Puerto Rico Commonwealth GO Bonds Series 2014 A
	112,780,000	8.000	07/01/35	77,536,250
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A
	1,950,000	5.125	07/01/31	1,157,812
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A
	455,000	5.000	07/01/34	269,588
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A
	605,000	5.250	07/01/27	363,000
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(h)
	1,990,000	0.000	08/01/35	208,572
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(h)
	5,285,000	0.000	08/01/37	498,693
	4,305,000	0.000	08/01/38	380,519
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C
	1,205,000	5.250	08/01/40	732,038
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
	1,005,000	5.500	08/01/23	434,663
	1,650,000	5.250	08/01/27	676,500
	35,660,000	0.000 (i)	08/01/32	13,819,320
	20,990,000	5.750	08/01/37	8,763,325
	155,000	6.375	08/01/39	66,069
	30,650,000	6.000	08/01/42	12,949,625
	500,000	6.500	08/01/44	213,750
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
	9,275,000	0.000 (i)	08/01/33	2,461,585
	19,375,000	5.500	08/01/37	7,992,187
	20,435,000	5.375	08/01/39	8,378,350
	53,680,000	5.500	08/01/42	22,143,000
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
	5,965,000	5.375	08/01/38	2,445,650
	1,935,000	6.000	08/01/39	817,537
	61,625,000	5.250	08/01/41	25,112,187
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
	14,040,000	5.000	08/01/43	5,651,100
	9,575,000	5.250	08/01/43	3,901,812

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
$29,245,000	5.500%		08/01/28	$12,136,675

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $379,955,347)				$246,224,207

U.S. Treasury Obligations – 20.3%
United States Treasury Bills(h)
$925,000,000	0.000%		04/21/16	$924,946,017
400,000,000	0.000		06/30/16	399,795,012
United States Treasury Bonds
293,600,000	2.875		08/15/45	308,964,094
42,400,000	3.000	(k)	11/15/45	45,794,970
United States Treasury Inflation Protected Securities
41,877,655	0.125		04/15/17	42,361,760
38,635,090	2.625	(i)(k)	07/15/17	40,675,409
34,375,020	0.125		04/15/19	35,132,302
71,384,258	0.125		01/15/22	72,532,831
110,399,931	0.375		07/15/23	113,832,265
45,902,165	0.625		01/15/24	47,845,663
28,534,792	0.125		07/15/24	28,668,620
22,178,742	2.500		01/15/29	27,910,616
88,689,625	1.375		02/15/44	99,595,788
United States Treasury Notes
410,000,000	0.250		05/15/16	409,979,512
75,900,000	1.625		06/30/20	77,416,476
111,000,000	2.000		07/31/20	114,960,489

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,761,714,659)				$2,790,411,824

Bank Loans(l) – 3.4%
Automotive – 0.0%
Chrysler Group LLC
$5,513,136	3.500%		05/24/17	$5,509,332

Building Materials – 0.0%
Atkore International, Inc.
6,790,000	7.750		10/09/21	6,178,900

Consumer Cyclical Services – Business – 0.2%
First Data Corp.
25,075,000	4.182		07/08/22	24,899,475

Energy – 0.5%
American Energy – Marcellus LLC
24,800,885	5.250		08/04/20	4,050,729
10,300,000	8.500		08/04/21	394,799
Magnum Hunter Resources, Inc.
20,268,720	9.000		09/15/16	20,066,033
96,554,092	0.000	(d)	10/22/19	41,228,597

				65,740,158

Bank Loans(l) – (continued)
Energy – Exploration & Production – 0.1%
EP Energy LLC
$12,810,626	3.500%		05/24/18	$8,422,986

Entertainment – 0.1%
WMG Acquisition Corp.
6,778,684	3.750		07/01/20	6,674,157

Environmental – 0.2%
EnergySolutions LLC
36,962,579	6.750		05/29/20	34,005,572

Food & Beverages – 0.3%
Shearer’s Foods, Inc.
16,340,736	7.750		06/30/22	15,033,478
US Foods, Inc.
21,348,197	4.500		03/31/19	21,233,770

				36,267,248

Gaming – 0.1%
MGM Resorts International
11,325,476	3.500		12/20/19	11,293,086

Health Care – 0.1%
American Renal Holdings, Inc.
18,771,176	8.500		03/20/20	18,395,752

Health Care – Services – 0.3%
MPH Acquisition Holdings LLC
23,935,213	3.750		03/31/21	23,683,893
Sedgwick Claims Management Services, Inc.
8,118,837	3.750		03/01/21	7,888,830
8,375,909	6.750		02/28/22	7,758,186
8,910,000	6.750		02/28/22	8,252,887

				47,583,796

Media – Broadcasting & Radio – 0.2%
Getty Images, Inc.
35,679,373	4.750		10/18/19	26,422,003

Media – Cable – 0.0%
Neptune Finco Corp.
1,375,000	5.000		10/09/22	1,374,780

Media – Non Cable – 0.4%
Checkout Holding Corp.
46,758,393	4.500		04/09/21	39,744,634
16,750,000	7.750		04/11/22	10,265,405

				50,010,039

Pharmaceutical – 0.1%
Valeant Pharmaceuticals International, Inc.
13,188,016	4.000		04/01/22	12,435,244

Retailers – 0.4%
Neiman Marcus Group Ltd., Inc.
26,307,888	4.250		10/25/20	24,051,987
Petco Animal Supplies, Inc.
8,500,000	5.750		01/26/23	8,486,995
True Religion Apparel, Inc.
57,140,833	5.875		07/30/19	25,141,966

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(l) – (continued)
Retailers – (continued)
True Religion Apparel, Inc. – (continued)
$8,400,000	11.000%	01/30/20	$3,360,000

			61,040,948

Services Cyclical – Business Services – 0.1%
ADS Waste Holdings, Inc.
12,256,056	3.750	10/09/19	12,143,668

Technology – Software – 0.2%
BMC Software Finance, Inc.
18,492,451	5.000	09/10/20	15,470,045
Renaissance Learning, Inc.
1,700,000	8.000	04/11/22	1,504,500
TTM Technologies, Inc.
6,298,306	6.000	05/31/21	5,967,645

			22,942,190

Technology – Software/Services – 0.1%
NXP BV
7,980,000	3.750	12/07/20	7,992,449

TOTAL BANK LOANS
(Cost $600,313,157)			$459,331,783

Shares	Rate	Value

Preferred Stocks – 0.7%
Banks – 0.4%
Citigroup Capital XIII(c)
797,300	6.988%	$20,961,017
ING Groep NV
707,693	6.125	17,982,479
248,139	6.200	6,312,656
300,962	6.375	7,743,752

		52,999,904

Diversified Financial Services(c) – 0.3%
GMAC Capital Trust I
1,971,974	6.402	48,333,083

TOTAL PREFERRED STOCKS – 0.7%
(Cost $106,283,863)		$101,332,987

Investment Company(c)(m) – 18.8%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
$2,576,641,388	0.250%	$2,576,641,388
(Cost $2,576,641,388)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments(h) – 2.1%
Commercial Paper – 2.1%
AutoZone, Inc.
$10,000,000	0.000%	04/08/16	$9,998,658
Dominion Resources, Inc.
13,350,000	0.000	04/12/16	13,347,063
Duke Energy Corp.
25,000,000	0.000	04/12/16	24,993,431
30,000,000	0.000	05/18/16	29,963,575
Eaton Corp.
12,997,000	0.000	04/07/16	12,995,375
Marriott International, Inc.
10,100,000	0.000	04/22/16	10,095,581
7,600,000	0.000	04/15/16	7,597,636
Mondelez International, Inc.
17,000,000	0.000	05/03/16	16,987,911
Southern Co.
1,850,000	0.000	04/01/16	1,850,000
St. Jude Medical, Inc.
50,000,000	0.000	04/01/16	50,000,000
United Healthcare Co.
50,000,000	0.000	04/19/16	49,981,000
31,100,000	0.000	05/09/16	31,072,097
Virginia Electric & Power
24,500,000	0.000	05/09/16	24,478,794

TOTAL SHORT-TERM INVESTMENTS
(Cost $283,361,121)			$283,361,121

TOTAL INVESTMENTS – 110.3%
(Cost $15,601,133,869)			$15,125,832,507

Reverse Repurchase Agreement – (0.1)%
First Boston Reverse Repurchase Agreement
$(2,663,485)	(0.500)%	02/04/17	$(2,663,485)
(Cost $(2,663,485))

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.2)%			(1,405,052,917)

NET ASSETS – 100.0%			$13,718,116,105

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,133,721,530, which represents approximately 22.8% of net assets as of March 31, 2016.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.
(d)	Security is currently in default and/or non-income producing.
(e)	Pay-in-kind securities.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016

(f)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $108,051,568 which represents approximately 0.8% of net assets as of March 31, 2016.
(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2016.
(j)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of March 31, 2016, the value of securities pledged amounted to $2,635,900.
(k)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(l)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on March 31, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(m)	Represents an affiliated fund.

Currency Abbreviations:
AED	—United Arab Emirates Dirham
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand
Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
WIBOR	—Warsaw Interbank Offered Rate

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	AUD	75,372,260	USD	56,418,398	$57,702,096	04/28/16	$1,283,698
	BRL	136,032,911	USD	37,073,000	37,787,595	04/04/16	714,595
	CAD	272,371,204	USD	195,744,623	209,722,115	04/06/16	13,977,492
	GBP	14,726,424	USD	21,134,437	21,151,257	04/07/16	16,821
	HUF	6,235,539,674	EUR	19,838,000	22,592,200	04/26/16	967
	JPY	46,872,644,898	USD	413,667,820	416,814,528	04/26/16	3,146,708
	NZD	139,152,000	USD	92,787,389	96,049,120	04/26/16	3,261,732
	PLN	181,979,464	EUR	42,224,000	48,751,168	04/26/16	667,077
	RUB	2,677,847,359	USD	35,911,000	39,811,596	04/04/16	3,900,596
	SEK	2,888,824,076	EUR	309,761,079	356,169,501	04/26/16	3,417,979
	SEK	1,433,759,000	USD	166,912,887	176,727,745	04/19/16	9,814,858
	USD	51,013,113	BRL	183,457,947	50,961,451	04/04/16	51,662
Barclays Bank PLC	AUD	91,468,000	USD	68,862,156	70,030,890	04/26/16	1,168,735
	CAD	29,922,721	USD	22,889,000	23,040,603	04/26/16	151,603
	CNH	183,736,605	USD	26,792,901	28,210,099	09/01/16	1,417,198
	CNY	42,143,731	USD	6,380,580	6,504,731	05/19/16	124,151
	CNY	171,434,712	USD	25,318,965	26,324,676	08/05/16	1,005,711
	CNY	208,465,697	USD	30,966,384	31,987,229	08/16/16	1,020,845
	EUR	40,943,000	GBP	32,075,401	46,625,308	04/26/16	553,426
	EUR	37,020,000	SEK	341,330,914	42,157,851	04/26/16	74,408
	INR	1,649,093,657	USD	23,877,000	24,871,332	04/07/16	994,332
	INR	1,564,370,438	USD	23,175,000	23,555,323	04/18/16	380,323
	NZD	34,883,000	USD	23,121,394	24,077,853	04/26/16	956,459
	ZAR	141,878,555	USD	9,270,000	9,560,981	04/26/16	290,981
BNP Paribas SA	CNH	684,364,311	USD	100,464,520	105,074,244	09/01/16	4,609,724
	EUR	20,314,000	GBP	15,966,215	23,133,295	04/26/16	200,033
	GBP	19,186,069	USD	27,228,677	27,558,137	04/26/16	329,460
	HUF	1,917,529,665	EUR	6,095,000	6,947,468	04/26/16	6,569
	INR	1,013,484,275	USD	15,190,112	15,293,341	04/04/16	103,229
	INR	1,655,394,681	USD	23,957,000	24,966,363	04/07/16	1,009,363
	MXN	13,080,399	USD	737,464	755,271	04/26/16	17,807
	MYR	96,352,941	USD	23,326,000	24,717,607	04/01/16	1,391,607
	MYR	95,557,543	USD	23,924,675	24,645,839	04/25/16	721,164
	NOK	436,816,070	USD	51,264,077	52,783,339	04/26/16	1,519,262
	NZD	15,218,541	USD	10,151,832	10,504,538	04/26/16	352,706
	RUB	4,188,199,375	USD	60,929,899	62,139,918	04/11/16	1,210,019
	TWD	2,999,563,470	USD	92,622,000	93,316,687	04/21/16	694,687
Citibank NA	BRL	41,752,592	USD	11,369,293	11,598,149	04/04/16	228,856
	CNH	1,229,976,620	USD	180,507,263	188,845,124	09/01/16	8,337,861
	COP	33,707,750,685	USD	10,506,585	11,233,248	04/04/16	726,663
	EUR	20,857,000	GBP	16,264,685	23,751,656	04/26/16	389,683
	GBP	7,834,699	USD	11,103,312	11,253,463	04/26/16	150,151
	IDR	275,141,183,975	USD	20,675,000	20,864,841	05/02/16	189,841
	INR	2,121,133,975	USD	31,959,228	31,990,558	04/07/16	31,330
	MYR	98,535,802	USD	23,581,000	25,277,581	04/01/16	1,696,581
	NZD	71,317,444	USD	48,413,409	49,226,586	04/26/16	813,177
	NZD	146,342,000	USD	98,791,826	101,001,310	04/28/16	2,209,484
	RUB	1,732,601,325	USD	23,290,000	25,758,609	04/04/16	2,468,609

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA (continued)	RUB	2,033,855,800	USD	26,855,609	$30,202,340	04/08/16	$3,346,732
	RUB	5,716,672,094	USD	77,178,276	84,597,441	04/20/16	7,419,165
	RUB	2,389,620,274	USD	34,229,853	35,342,093	04/22/16	1,112,240
	RUB	3,413,294,463	USD	50,175,215	50,423,897	04/26/16	248,682
	SEK	16,743,984	EUR	1,802,483	2,064,403	04/26/16	11,761
	USD	9,021,960	NZD	13,055,248	9,011,334	04/26/16	10,626
	ZAR	65,803,854	USD	4,235,000	4,434,422	04/26/16	199,422
Credit Suisse International (London)	COP	54,274,321,530	USD	17,919,000	18,067,220	05/02/16	148,220
	COP	64,695,710,872	USD	21,232,593	21,496,353	05/13/16	263,760
	EUR	21,702,000	CHF	23,448,143	24,753,508	06/15/16	283,625
	EUR	20,487,000	USD	23,176,124	23,330,305	04/26/16	154,181
	RUB	1,303,603,020	USD	18,540,000	19,324,662	04/14/16	784,662
	RUB	4,398,442,847	USD	61,999,858	65,127,382	04/18/16	3,127,525
	RUB	1,356,605,325	USD	19,387,000	20,046,626	04/25/16	659,626
Deutsche Bank AG	CNH	182,608,476	USD	26,829,000	28,036,891	09/01/16	1,207,891
	CNY	212,345,981	USD	31,431,641	32,628,828	07/26/16	1,197,187
	CNY	179,661,304	USD	26,586,949	27,593,497	08/02/16	1,006,548
	CNY	87,810,514	USD	12,976,284	13,485,573	08/03/16	509,289
	HUF	23,797,903,037	USD	84,240,365	86,223,008	04/26/16	1,982,644
	IDR	310,032,980,430	USD	23,326,000	23,573,067	04/07/16	247,067
	IDR	307,263,376,750	USD	23,155,000	23,336,600	04/18/16	181,600
	MXN	5,802,237,336	USD	324,709,684	335,024,863	04/26/16	10,315,179
	USD	22,592,035	EUR	19,803,000	22,551,375	04/26/16	40,659
	USD	65,200,631	THB	2,268,981,956	64,457,286	04/26/16	743,345
HSBC Bank PLC	CNH	379,435,526	USD	56,279,000	58,256,838	09/01/16	1,977,838
	CNY	168,405,587	USD	25,008,255	26,051,206	04/14/16	1,042,951
	CNY	340,356,094	USD	50,016,509	52,341,119	07/14/16	2,324,610
	CNY	287,605,480	USD	42,565,654	44,225,961	07/15/16	1,660,308
	CNY	168,886,462	USD	24,896,655	25,959,655	07/21/16	1,062,999
	CNY	250,125,137	USD	37,008,972	38,415,769	08/02/16	1,406,797
	CNY	162,780,817	USD	24,467,280	24,973,918	08/18/16	506,638
	COP	43,965,364,058	USD	13,044,941	14,641,364	04/28/16	1,596,423
	EUR	61,729,000	USD	69,027,496	70,296,110	04/26/16	1,268,613
	KRW	89,499,631,455	USD	73,972,751	78,112,375	04/08/16	4,139,624
	MYR	87,763,052	USD	22,585,000	22,636,028	05/04/16	51,028
	NOK	194,073,181	EUR	20,417,000	23,451,130	04/26/16	200,540
	SEK	1,555,256,391	EUR	166,446,172	191,750,995	04/26/16	2,204,455
	TRY	135,466,400	USD	46,324,000	47,711,087	04/26/16	1,387,087
	TWD	756,110,848	USD	23,168,000	23,521,721	04/18/16	353,721
	TWD	1,458,661,976	USD	45,256,000	45,382,173	04/26/16	126,173
	USD	24,864,293	KRW	28,419,886,510	24,803,955	04/08/16	60,338
JPMorgan Chase Bank (London)	BRL	1,159,624,104	USD	310,103,837	322,123,558	04/04/16	12,019,722
	CNH	182,413,149	USD	26,833,000	28,006,901	09/01/16	1,173,901
	CNY	531,162,419	USD	77,719,750	81,700,529	07/11/16	3,980,779
	CNY	353,131,587	USD	51,742,863	54,313,119	07/12/16	2,570,256
	EUR	105,229,470	USD	118,083,250	119,923,209	05/19/16	1,839,959
	IDR	805,408,949,000	USD	60,105,145	61,023,755	04/04/16	918,609
	IDR	459,322,218,935	USD	34,574,499	34,924,135	04/07/16	349,636
	INR	2,013,356,392	USD	30,119,775	30,381,277	04/04/16	261,502
	MXN	1,595,211,698	USD	90,874,000	92,108,535	04/26/16	1,234,535

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
JPMorgan Chase Bank (London) (continued)	MYR	94,764,893	USD	23,175,000	$24,439,963	04/20/16	$1,264,963
	MYR	94,573,819	USD	23,155,000	24,390,972	04/21/16	1,235,972
	PLN	882,919,471	USD	223,211,985	236,528,644	04/26/16	13,316,659
	RUB	750,800,374	USD	10,170,277	11,162,160	04/04/16	991,883
	USD	30,274,000	CNH	195,350,554	29,993,253	09/01/16	280,747
	USD	22,585,000	RUB	1,526,746,000	22,534,830	04/29/16	50,170
Merrill Lynch & Co., Inc.	NOK	175,890,000	USD	20,190,395	21,254,688	04/19/16	1,064,293
Morgan Stanley & Co.	BRL	297,043,966	USD	78,869,887	82,513,687	04/04/16	3,643,799
	CNH	102,820,710	USD	15,077,898	15,786,633	09/01/16	708,735
	EUR	20,320,000	USD	22,908,158	23,140,128	04/26/16	231,969
	MXN	416,066,221	USD	23,175,000	24,023,927	04/26/16	848,927
	MYR	88,268,309	USD	21,385,298	22,761,271	04/08/16	1,375,973
	NZD	34,555,000	USD	23,096,838	23,851,453	04/26/16	754,614
	RUB	410,908,083	USD	5,656,000	6,096,604	04/11/16	440,604
	RUB	1,566,546,489	USD	22,887,000	23,175,650	04/21/16	288,650
	RUB	564,170,303	USD	8,270,000	8,327,175	04/29/16	57,175
Royal Bank of Canada	AUD	47,211,922	USD	35,307,200	36,146,991	04/26/16	839,791
	BRL	94,756,193	USD	23,583,641	26,321,635	04/04/16	2,737,994
	CAD	29,322,180	USD	22,560,000	22,578,184	04/26/16	18,184
	USD	22,855,000	BRL	82,136,528	22,816,110	04/04/16	38,890
	USD	22,585,000	MXN	388,010,978	22,404,000	04/26/16	181,000
Royal Bank of Scotland PLC	COP	30,987,960,188	USD	9,435,000	10,326,866	04/04/16	891,866
	COP	49,956,324,209	USD	15,762,758	16,645,244	04/11/16	882,486
	COP	29,622,118,140	USD	9,270,000	9,868,745	04/15/16	598,745
	EUR	24,201,000	GBP	18,791,108	27,559,755	04/26/16	568,925
	EUR	20,310,000	NOK	190,871,349	23,128,740	04/26/16	64,508
	EUR	19,881,000	SEK	183,626,880	22,640,201	04/26/16	437
	GBP	508,031,512	USD	726,764,480	729,675,097	04/07/16	2,910,617
	NOK	393,992,070	EUR	41,540,000	47,608,635	04/26/16	303,473
	TRY	230,427,161	USD	79,655,000	81,156,141	04/26/16	1,501,141
	USD	22,889,000	MXN	396,187,532	22,876,119	04/26/16	12,881
Standard Chartered Bank	AUD	30,347,000	USD	22,876,782	23,234,655	04/26/16	357,873
	CNH	366,032,340	USD	53,628,000	56,198,973	09/01/16	2,570,973
	CNY	344,610,588	USD	50,581,328	52,970,332	07/21/16	2,389,004
	CNY	341,709,486	USD	50,505,781	52,520,854	07/22/16	2,015,073
	EUR	209,283,102	USD	234,405,487	238,328,627	04/26/16	3,923,140
	INR	3,458,439,432	USD	50,035,293	52,159,557	04/07/16	2,124,264
	INR	1,560,477,038	USD	23,175,000	23,496,698	04/18/16	321,698
	MYR	189,652,885	USD	46,388,000	48,906,491	04/11/16	2,518,491
	NZD	19,593,554	USD	12,924,398	13,524,373	04/26/16	599,975
	USD	121,273,000	CNH	784,396,411	120,432,726	09/01/16	840,274
	USD	13,551,000	ZAR	200,395,711	13,504,363	04/26/16	46,637
	ZAR	281,132,839	USD	18,310,000	18,945,116	04/26/16	635,116
	ZAR	275,354,867	USD	17,069,919	18,500,895	05/10/16	1,430,976
State Street Bank (London)	EUR	25,383,000	SEK	234,325,703	28,905,800	04/26/16	15,267
	EUR	40,892,766	USD	45,852,748	46,568,102	04/26/16	715,353
	GBP	15,734,870	EUR	19,803,000	22,600,966	04/26/16	49,591
	GBP	8,503,006	USD	12,001,227	12,213,392	04/26/16	212,165
	MXN	412,236,900	USD	23,175,000	23,802,820	04/26/16	627,820
	SEK	3,329,934,276	EUR	358,527,776	410,554,951	04/26/16	2,268,606
	ZAR	1,853,429,423	USD	118,832,431	124,899,798	04/26/16	6,067,367

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
UBS AG (London)	AUD	30,907,000	USD	23,120,229	$23,663,409	04/26/16	$543,181
	BRL	269,429,935	USD	69,943,000	74,842,985	04/04/16	4,899,985
	CHF	45,545,724	EUR	41,488,000	47,420,396	04/26/16	174,451
	EUR	20,847,000	GBP	16,155,654	23,740,268	04/26/16	534,904
	EUR	41,432,000	USD	46,375,915	47,182,174	04/26/16	806,258
	KRW	24,307,619,000	USD	20,234,092	21,203,074	04/29/16	968,982
	NOK	410,360,322	EUR	43,342,000	49,572,819	06/15/16	136,521
	PLN	91,279,380	EUR	21,168,000	24,453,179	04/26/16	347,361
	SEK	197,468,454	EUR	21,088,000	24,346,322	04/26/16	331,606
	USD	22,617,365	AUD	29,407,000	22,514,960	04/26/16	102,404
	USD	183,462,695	JPY	20,404,207,220	181,444,210	04/26/16	2,018,485
Westpac Banking Corp.	AUD	25,740,550	USD	19,429,997	19,707,806	04/26/16	277,810
	CNH	184,138,723	USD	26,795,000	28,271,838	09/01/16	1,476,838
	IDR	805,408,949,000	USD	60,671,107	61,170,670	04/18/16	499,563
	JPY	8,011,183,000	USD	70,570,675	71,258,319	05/06/16	687,644
	MYR	97,621,648	USD	24,954,409	25,173,166	04/08/16	218,757
	NZD	87,320,495	USD	59,311,643	60,272,627	04/26/16	960,984
	USD	18,407,408	IDR	241,449,967,230	18,338,083	04/18/16	69,326
	USD	22,564,172	NZD	32,509,000	22,439,209	04/26/16	124,964
TOTAL							$241,736,659

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	AUD	59,085,000	USD	45,238,726	$45,237,407	04/26/16	$(1,319)
	EUR	20,293,000	PLN	86,529,352	23,109,381	04/26/16	(71,296)
	HUF	6,668,671,494	EUR	21,468,104	24,161,495	04/26/16	(286,077)
	USD	190,949,519	CAD	265,699,000	204,584,609	04/06/16	(13,635,090)
	USD	23,581,000	CNH	156,084,054	24,063,650	06/15/16	(482,650)
	USD	23,183,555	EUR	20,430,000	23,265,394	04/26/16	(81,839)
	USD	23,290,000	INR	1,578,130,400	23,813,776	04/04/16	(523,776)
	USD	149,032,744	SEK	1,280,170,999	157,796,208	04/19/16	(8,763,465)
Barclays Bank PLC	USD	22,734,000	CAD	30,139,987	23,207,899	04/26/16	(473,899)
	USD	6,380,580	CNH	42,143,731	6,506,356	05/19/16	(125,776)
	USD	25,318,965	CNH	171,333,436	26,342,779	08/05/16	(1,023,814)
	USD	30,966,384	CNH	208,341,832	32,014,528	08/16/16	(1,048,144)
	USD	161,026,295	CNH	1,079,476,077	165,737,942	09/01/16	(4,711,647)
	USD	22,645,182	EUR	19,927,000	22,692,585	04/26/16	(47,403)
	USD	23,139,541	NZD	34,339,000	23,702,360	04/26/16	(562,818)
	USD	24,398,247	TWD	799,774,536	24,880,048	04/18/16	(481,801)
	USD	89,269,872	TWD	2,942,245,708	91,539,717	04/26/16	(2,269,845)
BNP Paribas SA	EUR	20,838,000	PLN	89,401,897	23,730,019	04/26/16	(220,194)
	HUF	345,935,142	EUR	1,104,501	1,253,370	04/26/16	(4,420)
	USD	132,324,858	AED	488,722,670	132,761,581	12/07/16	(436,723)
	USD	23,206,349	EUR	20,785,000	23,669,663	04/26/16	(463,315)
	USD	21,280,000	INR	1,448,710,267	21,860,843	04/04/16	(580,843)
	USD	15,146,978	INR	1,013,484,275	15,260,420	04/18/16	(113,442)
	USD	52,890,920	JPY	5,997,936,087	53,336,587	04/26/16	(445,667)

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
BNP Paribas SA (continued)	USD	43,457,101	KRW	50,735,730,313	$44,256,988	04/28/16	$(799,888)
	USD	23,919,285	MYR	95,557,543	24,513,562	04/01/16	(594,277)
Citibank NA	EUR	20,401,468	CHF	22,326,959	23,232,903	04/26/16	(13,039)
	EUR	36,843,385	SEK	342,617,773	41,956,724	04/26/16	(285,378)
	IDR	303,891,689,250	USD	23,175,000	23,089,823	04/14/16	(85,177)
	USD	241,727,000	AED	890,869,076	242,308,518	08/11/16	(581,518)
	USD	90,829,843	AUD	122,364,362	93,686,155	04/26/16	(2,856,313)
	USD	11,369,293	BRL	41,273,376	11,465,031	04/04/16	(95,738)
	USD	86,287,260	CAD	115,162,429	88,675,485	04/26/16	(2,388,225)
	USD	32,490,236	CNH	212,463,399	32,620,683	09/01/16	(130,447)
	USD	47,740,088	EUR	42,781,115	48,718,527	04/26/16	(978,439)
	USD	97,852,469	GBP	68,771,291	98,774,775	04/07/16	(922,306)
	USD	56,695,298	IDR	769,355,199,365	58,497,202	04/07/16	(1,801,903)
	USD	31,901,549	INR	2,121,133,975	31,938,724	04/18/16	(37,175)
	USD	10,174,553	JPY	1,154,610,355	10,267,361	04/26/16	(92,808)
	USD	23,255,000	KRW	28,031,577,000	24,465,051	04/08/16	(1,210,051)
	USD	23,194,000	KRW	28,053,954,790	24,482,631	04/11/16	(1,288,631)
	USD	25,565,141	KRW	31,424,160,150	27,413,609	04/25/16	(1,848,468)
	USD	45,455,424	MYR	185,889,958	47,934,438	04/08/16	(2,479,013)
	USD	22,734,000	MYR	91,716,913	23,656,114	04/28/16	(922,114)
	USD	50,470,124	RUB	3,413,294,463	50,745,498	04/04/16	(275,375)
	USD	532,874	RUB	37,799,149	560,822	04/11/16	(27,948)
	USD	10,174,555	SEK	85,002,303	10,480,122	04/26/16	(305,567)
	USD	169,373,679	SGD	234,336,953	173,839,965	04/26/16	(4,466,286)
	USD	26,232,792	TWD	871,715,667	27,116,585	04/14/16	(883,793)
	USD	75,286,241	TWD	2,472,400,160	76,914,509	04/19/16	(1,628,267)
	USD	9,270,000	ZAR	140,764,765	9,485,924	04/26/16	(215,924)
Credit Suisse International (London)	EUR	21,158,000	CHF	23,174,569	24,094,430	04/26/16	(34,010)
	GBP	16,153,768	EUR	20,457,000	23,202,655	04/26/16	(93,486)
	JPY	1,012,850,338	USD	9,029,842	9,006,762	04/26/16	(23,081)
	USD	14,786,995	CAD	19,617,611	15,105,631	04/26/16	(318,636)
	USD	21,351,720	COP	64,695,710,872	21,560,114	04/04/16	(208,394)
	USD	9,155,000	RUB	629,259,770	9,317,398	04/18/16	(162,398)
	USD	9,141,000	RUB	622,869,568	9,212,139	04/22/16	(71,139)
Deutsche Bank AG	EUR	21,096,000	SEK	196,418,949	24,023,826	04/26/16	(193,101)
	IDR	535,422,168,440	USD	40,822,000	40,693,911	04/11/16	(128,089)
	IDR	299,542,996,170	USD	22,887,000	22,743,367	04/21/16	(143,633)
	MXN	389,818,213	USD	22,628,000	22,508,351	04/26/16	(119,649)
	USD	31,431,641	CNH	212,227,780	32,647,358	07/26/16	(1,215,717)
	USD	26,586,949	CNH	179,541,663	27,609,122	08/02/16	(1,022,174)
	USD	12,976,284	CNH	87,758,609	13,494,427	08/03/16	(518,143)
	USD	139,015,716	CNH	929,587,133	142,724,662	09/01/16	(3,708,946)
	USD	30,653,234	IDR	419,949,306,000	31,872,607	04/25/16	(1,219,372)
	USD	329,591,408	JPY	37,133,415,960	330,133,429	04/18/16	(542,021)
	USD	43,248,000	KRW	50,368,696,704	43,940,323	04/25/16	(692,323)
	USD	16,949,089	MXN	305,702,248	17,560,853	06/23/16	(611,763)
HSBC Bank PLC	KRW	28,419,886,510	USD	24,853,421	24,792,760	04/25/16	(60,661)
	USD	83,353,237	AED	307,931,845	83,649,728	12/07/16	(296,491)
	USD	11,068,121	AUD	14,836,325	11,359,175	04/26/16	(291,054)
	USD	22,887,000	BRL	83,291,744	23,137,009	04/04/16	(250,009)
	USD	25,008,255	CNH	168,555,637	26,062,051	04/14/16	(1,053,797)

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
HSBC Bank PLC (continued)	USD	50,016,509	CNH	340,312,330	$52,383,591	07/14/16	$(2,367,082)
	USD	42,565,654	CNH	287,518,220	44,254,792	07/15/16	(1,689,138)
	USD	24,896,655	CNH	168,849,117	25,981,117	07/21/16	(1,084,462)
	USD	37,008,972	CNH	250,001,527	38,444,129	08/02/16	(1,435,157)
	USD	24,467,280	CNH	162,658,480	24,992,063	08/18/16	(524,782)
	USD	176,195,590	CNH	1,182,750,315	181,594,208	09/01/16	(5,398,618)
	USD	45,468,000	HKD	352,754,839	45,482,299	04/26/16	(14,299)
	USD	64,159,067	INR	4,428,900,385	66,795,873	04/07/16	(2,636,807)
	USD	14,743,543	MYR	62,033,456	15,913,563	04/01/16	(1,170,020)
	USD	11,079,000	SGD	15,190,461	11,268,855	04/26/16	(189,855)
	USD	12,374,277	TWD	407,670,553	12,682,324	04/19/16	(308,047)
JPMorgan Chase Bank (London)	IDR	220,206,531,389	USD	16,758,488	16,712,865	04/25/16	(45,623)
	NZD	32,678,000	USD	22,557,133	22,555,861	04/26/16	(1,272)
	USD	212,205,763	BRL	888,166,000	246,717,183	04/04/16	(34,511,421)
	USD	244,548,272	BRL	907,592,000	248,075,367	06/02/16	(3,527,096)
	USD	7,932,091	CAD	10,564,942	8,134,861	04/06/16	(202,771)
	USD	155,731,785	CNH	1,018,143,267	157,355,366	04/26/16	(1,623,581)
	USD	77,719,750	CNH	531,369,931	81,805,505	07/11/16	(4,085,755)
	USD	51,742,863	CNH	353,274,397	54,384,490	07/12/16	(2,641,627)
	USD	89,746,000	CNH	593,334,343	91,097,909	09/01/16	(1,351,909)
	USD	39,759,064	EUR	35,390,000	40,301,630	04/26/16	(542,566)
	USD	862,173,263	EUR	768,322,651	875,607,543	05/19/16	(13,434,280)
	USD	44,313,391	IDR	589,988,488,752	44,841,137	04/11/16	(527,746)
	USD	22,734,000	IDR	302,960,104,200	22,984,304	04/29/16	(250,304)
	USD	34,483,650	IDR	459,322,218,935	34,831,882	05/02/16	(348,232)
	USD	23,255,000	KRW	28,065,529,300	24,494,684	04/08/16	(1,239,684)
	USD	46,389,000	MXN	826,518,645	47,723,711	04/26/16	(1,334,711)
	USD	18,125,000	MYR	72,683,063	18,746,140	04/25/16	(621,140)
	USD	14,774,469	SEK	122,942,785	15,157,887	04/26/16	(383,419)
	USD	7,415,450	TWD	247,379,414	7,695,059	04/12/16	(279,609)
Merrill Lynch & Co., Inc.	USD	22,025,886	NOK	191,880,000	23,186,932	04/19/16	(1,161,047)
Morgan Stanley & Co.	USD	121,768,767	BRL	459,895,189	127,750,945	04/04/16	(5,982,178)
	USD	42,314,000	JPY	4,776,192,750	42,472,246	04/26/16	(158,246)
	USD	23,175,000	KRW	27,601,425,000	24,085,150	04/15/16	(910,150)
	USD	22,889,000	KRW	26,539,795,500	23,152,618	04/25/16	(263,618)
	USD	87,317,776	MXN	1,578,705,397	90,739,930	06/16/16	(3,422,153)
	USD	8,891,000	MYR	37,297,745	9,568,063	04/01/16	(677,063)
	USD	37,858,073	MYR	152,696,950	39,380,699	04/20/16	(1,522,626)
	USD	22,871,222	NZD	34,099,000	23,536,701	04/26/16	(665,478)
	USD	23,581,000	RUB	1,747,954,595	25,986,866	04/04/16	(2,405,866)
	USD	15,314,000	RUB	1,040,610,802	15,390,464	04/22/16	(76,464)
	USD	9,890,000	TWD	323,954,862	10,076,902	04/11/16	(186,902)
Royal Bank of Canada	CAD	75,054,376	USD	57,830,000	57,792,140	04/26/16	(37,860)
	GBP	16,210,993	EUR	20,463,000	23,284,852	04/26/16	(18,122)
	GBP	3,086,597	USD	4,434,681	4,433,216	04/07/16	(1,466)
	USD	45,256,000	BRL	163,513,096	45,421,116	04/04/16	(165,116)
	USD	46,388,000	CAD	61,824,071	47,604,758	04/26/16	(1,216,758)
	USD	228,860,544	EUR	205,834,830	234,401,785	04/26/16	(5,541,241)
	USD	386,668,359	MXN	6,969,890,508	401,917,384	05/10/16	(15,249,025)
	USD	11,734,948	SEK	99,350,590	12,246,135	04/19/16	(511,187)

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Royal Bank of Scotland PLC	COP	27,103,078,656	USD	9,024,000	$9,019,212	05/04/16	$(4,788)
	EUR	20,464,000	PLN	87,259,396	23,304,113	04/26/16	(72,137)
	GBP	32,150,633	EUR	40,730,000	46,179,941	04/26/16	(202,805)
	MXN	390,494,198	USD	22,585,000	22,547,383	04/26/16	(37,617)
	USD	797,424,071	GBP	557,424,816	800,617,673	04/07/16	(3,193,602)
	USD	63,001,000	MXN	1,097,568,124	63,374,279	04/26/16	(373,279)
	USD	127,125,121	TRY	376,271,958	132,522,485	04/26/16	(5,397,365)
Standard Chartered Bank	EUR	27,298,920	PLN	116,262,962	31,087,623	04/26/16	(58,502)
	GBP	5,774,000	USD	8,372,566	8,293,076	04/07/16	(79,489)
	USD	50,581,328	CNH	344,610,588	53,025,851	07/21/16	(2,444,523)
	USD	50,505,781	CNH	341,507,463	52,545,628	07/22/16	(2,039,847)
	USD	32,374,000	CNH	215,659,401	33,111,383	09/01/16	(737,383)
	USD	29,074,000	ZAR	438,246,555	29,532,771	04/26/16	(458,771)
State Street Bank (London)	EUR	20,906,000	SEK	193,437,573	23,807,456	04/26/16	(41,889)
	USD	291,469,085	AUD	392,815,479	300,752,369	04/26/16	(9,283,284)
	USD	22,697,469	CAD	30,205,338	23,258,219	04/26/16	(560,750)
	USD	17,275,529	CHF	17,008,000	17,692,681	04/06/16	(417,153)
	USD	9,252,760	EUR	8,333,267	9,489,807	04/26/16	(237,047)
	USD	91,987,516	NZD	136,046,019	93,905,229	04/26/16	(1,917,713)
UBS AG (London)	CHF	23,078,222	EUR	21,169,884	24,083,842	06/15/16	(62,728)
	EUR	20,355,000	PLN	87,076,553	23,179,985	04/26/16	(147,282)
	USD	23,326,000	BRL	90,641,384	25,178,612	04/04/16	(1,852,612)
	USD	22,139,324	EUR	19,668,000	22,397,639	04/26/16	(258,316)
	USD	4,295,008	KRW	4,982,638,645	4,348,685	04/08/16	(53,678)
	USD	15,757,819	SEK	131,391,687	16,199,571	04/26/16	(441,753)
Westpac Banking Corp.	USD	34,499,812	AUD	45,404,048	34,762,823	04/26/16	(263,011)
	USD	91,114,000	CNH	605,649,028	92,988,650	09/01/16	(1,874,650)
	USD	23,177,382	EUR	20,426,000	23,260,839	04/26/16	(83,457)
	USD	60,648,264	IDR	805,408,949,000	61,023,755	04/04/16	(375,490)
	USD	34,911,281	IDR	472,105,249,856	35,856,312	04/18/16	(945,031)
	USD	64,799,991	INR	4,455,161,360	67,191,937	04/07/16	(2,391,946)
	USD	61,017,617	JPY	6,926,719,922	61,612,176	05/06/16	(594,559)
	USD	12,591,629	MYR	52,177,191	13,455,125	04/11/16	(863,496)
	USD	72,818,568	MYR	297,140,729	76,632,898	04/20/16	(3,814,330)
	USD	140,401,888	NZD	208,514,653	143,926,418	04/26/16	(3,524,529)
	USD	53,648,907	TWD	1,757,269,934	54,663,649	04/14/16	(1,014,741)
TOTAL							$(247,110,550)

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Japan 10 Year Government Bonds	(19)	June 2016	$(25,542,672)	$67,994
Ultra Long U.S. Treasury Bonds	(1,501)	June 2016	(258,969,406)	(752,875)
2 Year U.S. Treasury Notes	(1,931)	June 2016	(422,406,250)	(1,121,294)
5 Year U.S. Treasury Notes	8,439	June 2016	1,022,503,528	1,804,040
10 Year U.S. Treasury Notes	(4,064)	June 2016	(529,907,500)	(2,531,665)
20 Year U.S. Treasury Bonds	(3,195)	June 2016	(525,377,813)	1,761,856
TOTAL				$(771,944)

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	KRW	57,343,520		11/04/17	2.060%	3 month KWCDC	$533,755
		33,004,820	(a)	06/03/25	3 month KWCDC	2.427%	(1,045,522)
Barclays Bank PLC	KRW	217,875,100		11/07/17	2.034	3 month KWCDC	1,932,404
		19,262,500		05/20/23	3 month KWCDC	2.840	(1,582,724)
	MYR	31,310		08/14/23	3 month KLIBOR	4.485	(349,163)
	KRW	39,385,400	(a)	07/15/25	3 month KWCDC	2.615	(1,554,415)
Citibank NA		7,061,700		10/14/17	2.240	3 month KWCDC	83,819
		136,480,620		10/28/17	2.173	3 month KWCDC	1,496,073
	MYR	112,250		09/17/18	3 month KLIBOR	3.830	(179,081)
		42,800		09/24/18	3 month KLIBOR	3.785	(56,569)
		169,560		11/19/18	3 month KLIBOR	3.915	(372,223)
		51,130		11/21/18	3 month KLIBOR	3.960	(129,328)
		36,600		11/15/23	3 month KLIBOR	4.450	(389,602)
	KRW	28,266,470		01/07/24	3 month KWCDC	3.471	(3,748,011)
Credit Suisse International (London)	BRL	36,980		01/02/18	11.935	1 month Brazilian Interbank Deposit Average	(368,876)
Deutsche Bank AG	KRW	55,677,880		03/03/17	2.850	3 month KWCDC	662,373
		111,467,390		10/13/17	2.248	3 month KWCDC	1,330,668
		278,210,230		10/15/17	2.253	3 month KWCDC	3,352,343
	KRW	34,254,690		11/04/17	2.075	3 month KWCDC	326,699
	BRL	40		01/02/18	11.900	1 month Brazilian Interbank Deposit Average	(408)
	MYR	112,770		09/13/18	3 month KLIBOR	3.920	(242,055)
		50,380		11/14/18	3 month KLIBOR	3.880	(98,571)
		477,120		03/12/19	3 month KLIBOR	4.027	(1,511,767)
		26,840		08/14/23	3 month KLIBOR	4.490	(301,571)
JPMorgan Securities, Inc.	KRW	230,094,560		03/05/17	2.889	3 month KWCDC	2,821,475
	MYR	113,040		11/26/18	3 month KLIBOR	3.955	(281,481)
		254,240		12/11/18	3 month KLIBOR	3.972	(663,159)
		34,420		08/15/23	3 month KLIBOR	4.520	(404,011)
		64,380		09/26/23	3 month KLIBOR	4.330	(543,312)
	KRW	31,495,660		10/31/23	3 month KWCDC	3.230	(3,552,028)
		62,836,430		11/06/23	3 month KWCDC	3.320	(7,457,419)
		34,996,240		01/15/24	3 month KWCDC	3.445	(4,574,687)
		55,465,440	(a)	11/09/25	2.236	3 month KWCDC	1,269,381
		38,001,380	(a)	11/10/25	2.330	3 month KWCDC	1,019,471
		8,900,000		12/18/28	3 month KWCDC	3.495	(1,785,565)
Morgan Stanley & Co. International PLC		19,402,350		10/13/17	2.250	3 month KWCDC	232,359
		113,180,350		10/13/17	2.245	3 month KWCDC	1,346,800
		14,081,670		10/14/17	2.250	3 month KWCDC	169,295
		14,081,680		10/14/17	2.245	3 month KWCDC	168,220
		53,882,840		10/28/17	2.168	3 month KWCDC	586,126
		132,770,610		10/29/17	2.175	3 month KWCDC	1,457,688

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Morgan Stanley & Co. International PLC (continued)	MYR	67,180		11/20/18	3 month KLIBOR	3.934%	$(157,530)
	BRL	63,100		01/04/21	1 month Brazilian Interbank Deposit Average	11.980	1,045,272
	KRW	36,546,310		06/27/23	3 month KWCDC	3.413	(4,301,632)
		150	(a)	09/23/25	3 month KWCDC	2.265	(4)
		19,344,010	(a)	09/23/25	3 month KWCDC	2.260	(465,792)
TOTAL							$(16,282,285)

*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2016.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
SEK	7,907,650	(a)	06/15/18	0.050%	3 month STIBOR	$7,628,502	$(629,990)
	$811,400	(a)	06/15/18	3 month LIBOR	1.250%	(3,123,372)	(2,530,301)
EUR	829,050	(a)	02/17/19	6 month EURO	0.086	71,114	(556,481)
	$870,700	(a)	06/15/19	3 month LIBOR	1.500	(7,967,240)	(4,834,837)
PLN	285,790		06/17/19	3.048	6 month WIBOR	1,029,178	3,865,208
	285,790		06/17/19	6 month WIBOR	3.045	328	(4,890,544)
EUR	127,140		06/18/19	1.250	6 month EURO	—	(12,659)
	364,820	(a)	02/09/20	6 month EURO	0.100	(232,364)	(440,434)
	909,300	(a)	02/26/20	0.050	6 month EURO	380,133	93,238
GBP	172,390	(a)	02/16/21	6 month GBP	1.160	(204,448)	(40,102)
CAD	2,847,140	(a)	06/15/21	1.000	6 month CDOR	134,561	268,149
AUD	362,100	(a)	06/15/21	2.500	6 month AUDOR	947,548	1,203,352
	$4,140,480	(a)	06/15/21	3 month LIBOR	2.000	(119,849,058)	(36,257,389)
SEK	9,296,720	(a)	06/15/21	3 month STIBOR	0.500	(8,136,475)	(126,105)
GBP	275,920	(a)	06/15/21	6 month GBP	1.750	(14,571,267)	598,284
CAD	415,250	(a)	09/29/22	2.241	6 month CDOR	(573,532)	5,051,869
GBP	268,930	(a)	12/11/22	6 month GBP	1.940	(395,613)	(11,866,025)
EUR	122,720	(a)	02/09/23	0.500	6 month EURO	144,701	933,721
CAD	129,300	(a)	02/12/23	1.589	6 month CDOR	784	(74,764)
EUR	669,060	(a)	06/15/23	0.750	6 month EURO	22,018,209	4,262,898
	$594,250	(a)	06/15/23	3 month LIBOR	2.000	(14,843,540)	(7,497,289)
JPY	127,770,580	(a)	06/15/23	6 month JYOR	0.100	(5,744,896)	(329,783)
GBP	32,010		12/15/24	6 month GBP	3.150	(2,073,124)	(725,523)
	168,990	(a)	02/16/25	1.570	6 month GBP	687,177	448,860
EUR	202,960	(a)	05/11/25	1.567	6 month EURO	6,316,700	1,740,480
	1,386,260	(a)	05/11/25	1.567	6 month EURO	(7,662,393)	62,694,650
NOK	496,880	(a)	06/17/25	3 month NIBOR	2.500	(635,297)	(1,384,679)
ZAR	532,560	(a)	08/24/25	9.145	3 month JIBAR	491	(106,795)
EUR	336,180	(a)	09/16/25	2.000	6 month EURO	6,353,713	13,720,718
GBP	274,020	(a)	09/16/25	6 month GBP	2.750	(25,675,305)	7,800,787

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
ZAR	451,720	(a)	10/27/25	9.200%	3 month JIBAR	$403	$(53,008)
	928,450	(a)	12/10/25	10.065	3 month JIBAR	732	1,349,870
	660,960	(a)	12/11/25	10.455	3 month JIBAR	508	1,430,281
JPY	63,645,010	(a)	12/16/25	6 month JYOR	1.000%	(31,157,466)	12,449,299
EUR	898,880	(a)	01/06/26	1.550	6 month EURO	89,207,338	(61,902,646)
ZAR	109,080	(a)	01/20/26	10.130	3 month JIBAR	79	168,737
PLN	120,250	(a)	01/20/26	3.295	6 month WIBOR	358	870,608
	258,340	(a)	01/22/26	3.125	6 month WIBOR	765	1,359,523
	124,260	(a)	01/25/26	3.155	6 month WIBOR	367	698,665
AUD	233,960	(a)	03/24/26	3.100	6 month AUDOR	757,046	573,673
EUR	1,691,360	(a)	06/15/26	1.000	6 month EURO	78,194,180	4,315,077
	$539,880	(a)	06/15/26	3 month LIBOR	2.250	(19,679,182)	(9,231,068)
NZD	520,920	(a)	06/15/26	3 month NZDOR	3.000	4,004,568	(3,614,083)
SEK	3,492,960	(a)	06/15/26	3 month STIBOR	1.250	(1,094,266)	(1,230,258)
EUR	33,030	(a)	06/15/26	6 month EURO	1.000	(1,532,951)	(78,344)
AUD	1,486,800	(a)	06/16/26	3.000	6 month AUDOR	28,124,230	10,138,692
	$337,790	(a)	12/15/26	2.500	3 month LIBOR	3,097,923	1,055,036
EUR	82,240	(a)	12/15/26	6 month EURO	1.500%	(1,205,158)	(174,206)
GBP	472,430	(a)	12/11/27	2.190	6 month GBP	1,183,995	32,727,981
	32,010		12/15/29	3.377	6 month GBP	2,927,902	1,244,781
	240,760	(a)	12/11/32	6 month GBP	2.250	(310,545)	(21,834,349)
GBP	48,890	(a)	02/16/33	6 month GBP	1.820	(289,735)	9,459
EUR	475,180	(a)	05/11/35	6 month EURO	1.695	(11,679,744)	(19,378,479)
	$457,080	(a)	12/17/35	3.000	3 month LIBOR	17,287,488	681,607
JPY	57,747,460	(a)	12/17/35	6 month JYOR	2.000	(50,168,356)	(6,681,836)
	15,018,980	(a)	03/30/36	6 month JYOR	0.900	(291,194)	(189,048)
	6,005,310	(a)	06/15/36	6 month JYOR	0.500	53,847	12,510
GBP	31,000		06/08/37	6 month GBP	2.100	(1,355,341)	(2,265,604)
	19,800		04/15/39	6 month GBP	2.060	(645,347)	(1,696,049)
	24,900		12/15/39	3.568	6 month GBP	3,370,308	2,180,257
CAD	58,010	(a)	09/29/40	6 month CDOR	2.835	745,658	(4,152,434)
	17,300	(a)	02/12/41	6 month CDOR	2.265	427	243,530
GBP	24,900		12/15/44	6 month GBP	3.565	(4,063,106)	(3,055,327)
EUR	142,840	(a)	12/19/45	1.250	6 month EURO	(41,152)	1,859,282
	$462,640	(a)	12/19/45	2.750	3 month LIBOR	9,513,981	106,664
JPY	63,346,990	(a)	12/19/45	6 month JYOR	2.000	(40,504,934)	(18,055,782)
GBP	270,580	(a)	01/05/46	6 month GBP	2.250	(10,885,759)	(15,936,349)
	$25,550	(a)	06/15/46	2.500	3 month LIBOR	2,000,822	89,275
	159,500	(a)	06/15/46	3 month LIBOR	2.500	(10,234,494)	(2,813,276)
GBP	367,810	(a)	06/15/46	6 month GBP	2.000	(46,469,935)	1,223,354
	TOTAL					$(157,110,525)	$(67,175,471)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2016.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 7.500% 10/28/27	$13,180	(1.000)%	03/20/19	0.752%	$(14,795)	$(85,098)
Barclays Bank PLC		98,670	(1.000)	03/20/19	0.752	(196,412)	(551,423)
Citibank NA		518,290	(1.000)	03/20/19	0.752	(1,526,701)	(2,401,500)
		1,072,530	(1.000)	06/20/19	0.791	(3,706,980)	(3,719,493)
JPMorgan Securities, Inc.		66,660	(1.000)	03/20/19	0.752	(186,298)	(318,927)
		24,020	(1.000)	06/20/19	0.791	(90,746)	(75,575)
TOTAL						$(5,721,932)	$(7,152,016)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America High Yield Index 25	$399,350	(5.000)%	12/20/20	4.279%	$309,093	$(12,615,504)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

					Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Barclays Bank PLC	$21,177	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	1 month LIBOR	$48,365	$18,615
Credit Suisse International (London)	31,238	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 2.064%, Series 13	01/12/44	1 month LIBOR	(5,304)	331,464
	30,935	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.500%, Series 14	01/12/45	1 month LIBOR	111,595	(545,771)
	137,837	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 4.000%, Series 13	01/12/44	1 month LIBOR	(1,837,587)	280,490
	26,568	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	1 month LIBOR	39,908	44,125
Deutsche Bank AG	148,918	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	1 month LIBOR	(116,158)	587,168
JPMorgan Securities, Inc.	21,333	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.500%, Series 13	01/12/44	1 month LIBOR	(7,986)	230,730
	64,312	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.500%, Series 14	01/12/45	1 month LIBOR	(834,666)	(67,963)
	65,635	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 4.000%, Series 13	01/12/44	1 month LIBOR	(364,368)	(377,005)
	123,678	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	1 month LIBOR	45,834	(252,791)
	27,436	Markit MBX Ginnie-Mae Index, 30 yr Fixed Rate, 4.500%, Series 10	01/12/41	1 month LIBOR	76,559	(197,441)
TOTAL					$(2,843,808)	$51,621

#	The Fund receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2016, the Global Income Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 1, 2016, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$37,200,000	$37,200,311	$37,944,003

REPURCHASE AGREEMENTS — At March 31, 2016, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Principal Amount
BNP Paribas Securities Co.	0.310%	$9,183,506
Citigroup Global Markets, Inc.	0.330	7,312,791
Merrill Lynch & Co., Inc.	0.300	6,928,445
Merrill Lynch & Co., Inc.	0.280	13,775,258
TOTAL		$37,200,000

At March 31, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	3.050% to 3.340%	10/18/27 to 02/01/33
Federal Home Loan Banks	2.750 to 5.500	06/08/18 to 07/15/36
Federal Home Loan Mortgage Corp.	3.000 to 6.000	04/01/22 to 10/01/45
Federal National Mortgage Association	3.500 to 6.000	12/01/17 to 09/01/44
Government National Mortgage Association	3.500 to 10.000	04/05/18 to 09/20/45
United States Treasury Note	0.625 to 2.875	03/31/18 to 11/15/25
United States Treasury Stripped Securities	0.000	02/15/31 to 02/15/45

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2016

	Bond Fund	Core Fixed Income Fund	Global Income Fund	Strategic Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $485,670,802, $909,185,679, $882,788,649 and $13,024,492,481)	$490,371,987	$926,181,483	$896,205,406	$12,549,191,119
Investments of affiliated issuers, at value (cost $58,985,636, $81,617,969, $0 and $2,576,641,388)	58,985,636	81,617,969	—	2,576,641,388
Cash	4,757,860	9,362,251	103,365	139,837,342
Foreign currencies, at value (cost $44,755, $37,298, $359,736 and $380,769, respectively)	42,907	36,863	360,409	213,086
Unrealized gain on swap contracts	144,840	—	17,206	21,326,813
Unrealized gain on forward foreign currency exchange contracts	3,295,015	1,057,822	5,871,991	241,736,659
Variation margin on certain derivative contracts	9,604	50,543	21,003	—
Receivables:
Investments sold on an extended-settlement basis	29,215,822	21,966,830	9,255,392	163,252,565
Collateral on certain derivative contracts(a)	5,257,270	3,517,163	6,833,221	337,572,463
Investments sold	1,363,284	1,975,950	14,339,216	303,227,934
Interest	2,328,313	5,282,386	4,726,691	73,320,482
Fund shares sold	1,758,253	2,708,234	3,359,417	12,645,708
Due from broker — upfront payment	135,021	16,061	39,393	1,697,825
Reimbursement from investment adviser	65,021	59,930	85,407	—
Upfront payments made on swap contracts	57,881	—	95,553	322,261
Other assets	1,189	4,021	1,843	94,764
Total assets	597,789,903	1,053,837,506	941,315,513	16,421,080,409

Liabilities:
Reverse Repurchase Agreement, at value	—	—	—	2,663,485
Unrealized loss on swap contracts	143,503	—	22,082	44,709,493
Unrealized loss on forward foreign currency exchange contracts	2,867,521	1,012,303	10,928,897	247,110,550
Variation margin on certain derivative contracts	180,122	77,353	262,387	15,641,225
Written option contracts, at value (premium received $0, $0, $44,808 and $0, respectively	—	—	13,571	—
Forward sale contracts, at value (proceeds received $24,049,063, $4,059,219, $0 and $0, respectively)	24,117,657	4,095,000	—	—
Payables:
Investments purchased on an extended — settlement basis	93,058,411	112,631,973	88,929,740	107,462,891
Fund shares redeemed	528,776	2,515,107	41,449,421	52,513,033
Management fees	149,870	306,339	445,858	5,639,988
Distribution and Service fees and Transfer Agency fees	88,451	90,522	68,635	1,551,691
Income distribution	32,438	56,800	9,253	2,612,245
Upfront payments received on swap contracts	23,484	—	—	8,888,001
Investments purchased	11,348	1,656,570	—	2,208,698,486
Collateral on certain derivative contracts	10,000	250,000	189,803	4,240,000
Collateral on Reverse Repurchase agreements	4,000	—	—	35,904
Accrued expenses	224,479	212,033	227,825	1,197,312
Total liabilities	121,440,060	122,904,000	142,547,472	2,702,964,304

Net Assets:
Paid-in capital	474,395,802	933,748,691	798,369,427	16,058,274,369
Undistributed (distributions in excess of) net investment income	(634,504)	10,231,659	(7,344,072)	(127,267,112)
Accumulated net realized gain (loss)	(3,142,136)	(28,812,947)	(1,530,424)	(1,628,453,277)
Net unrealized gain (loss)	5,730,681	15,766,103	9,273,110	(584,437,875)
NET ASSETS	$476,349,843	$930,933,506	$798,768,041	$13,718,116,105
Net Assets:
Class A	$129,351,218	$142,298,862	$111,851,545	$1,383,884,966
Class C	17,254,181	18,124,286	12,653,184	710,230,260
Institutional	279,435,456	697,260,007	639,914,743	11,261,977,360
Service	1,119,074	1,577,829	2,280,078	—
Class IR	39,938,779	5,057,974	31,548,300	332,916,721
Class R	9,240,901	9,523,779	—	9,398,739
Class R6	10,234	57,090,769	520,191	19,708,059
Total Net Assets	$476,349,843	$930,933,506	$798,768,041	$13,718,116,105
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	12,583,512	13,514,492	9,139,725	147,075,715
Class C	1,679,744	1,712,131	1,042,239	75,456,661
Institutional	27,191,349	65,941,804	52,372,100	1,196,873,610
Service	108,898	149,157	187,538	—
Class IR	3,897,854	479,975	2,585,471	35,393,974
Class R	900,045	903,700	—	999,667
Class R6	996	5,398,918	42,579	2,094,470
Net asset value, offering and redemption price per share:(b)
Class A	$10.28	$10.53	$12.24	$9.41
Class C	10.27	10.59	12.14	9.41
Institutional	10.28	10.57	12.22	9.41
Service	10.28	10.58	12.16	—
Class IR	10.25	10.54	12.20	9.41
Class R	10.27	10.54	—	9.40
Class R6	10.28	10.57	12.22	9.41

(a)	Segregated for initial margin and/or collateral on future transactions of $640,000 and $11,197,000 for the Bond and Strategic Income Funds, respectively. Also includes amounts segregated for initial margin and/or collateral on swap transactions of $4,617,270, $3,517,163, $6,833,221 and $326,375,463 for the Bond, Core Fixed Income, Global Income and Strategic Income Funds, respectively.

(b)	Maximum public offering price per share for Class A Shares of the Bond, Core Fixed Income, Global Income and Strategic Income Funds is $10.68, $10.94, $12.72 and $9.78, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2016

	Bond Fund	Core Fixed Income Fund	Global Income Fund	Strategic Income Fund
Investment income:
Interest (net of foreign withholding taxes of $44, $0, $24,526 and $21,260)	$11,547,466	$27,122,912	$13,208,762	$691,051,603
Dividends — unaffiliated issuers	—	—	—	10,339,913
Dividends — affiliated issuers	36,053	35,658	—	1,094,952
Total investment income	11,583,519	27,158,570	13,208,762	702,486,468

Expenses:
Management fees	1,879,089	3,933,334	4,091,276	94,750,329
Distribution and Service fees(a)	449,655	554,938	241,687	14,224,749
Custody, accounting and administrative services	353,845	323,904	407,377	2,654,977
Transfer Agency fees(a)	309,039	542,534	331,885	10,621,614
Professional fees	139,308	136,615	134,622	176,861
Registration fees	119,363	106,398	106,463	264,060
Printing and mailing costs	68,183	73,975	71,888	1,035,525
Trustee fees	23,873	31,603	30,573	80,789
Service Share fees — Service Plan	171	4,626	1,916	—
Service Share fees — Shareholder Administration Plan	171	4,626	1,916	—
Other	14,359	32,954	22,264	308,244
Total expenses	3,357,056	5,745,507	5,441,867	124,117,148
Less — expense reductions	(930,108)	(677,283)	(748,500)	(1,180,525)
Net expenses	2,426,948	5,068,224	4,693,367	122,936,623
NET INVESTMENT INCOME	9,156,571	22,090,346	8,515,395	579,549,845

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(1,670,852)	(1,062,663)	(10,727,185)	(867,444,696)
Futures contracts	3,657,295	4,209,792	3,651,220	(9,030,280)
Written options	(101,550)	(267,180)	74,513	—
Swap contracts	3,197,915	1,549,999	2,658,875	130,461,728
Forward foreign currency exchange contracts	(1,422,822)	(332,294)	(13,274,881)	83,152,257
Foreign currency transactions	475,048	393,896	9,089,715	81,569,012
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(3,292,934)	(9,232,546)	28,542,196	(310,284,243)
Futures contracts	(953,645)	(1,594)	(455,988)	15,021,763
Written options	—	—	31,237	—
Swap contracts	(475,974)	(755,259)	(2,066,150)	5,937,523
Forward foreign currency exchange contracts	109,966	(103,487)	(8,656,962)	(75,988,408)
Foreign currency translation	9,572	3,383	237,527	743,308
Net realized and unrealized gain (loss)	(467,981)	(5,597,953)	9,104,117	(945,862,036)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,688,590	$16,492,393	$17,619,512	$(366,312,191)

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6(b)
Bond	$291,971	$130,484	$27,200	$151,825	$16,963	$103,886	$29	$29,262	$7,072	$2
Core Fixed Income	360,394	187,033	7,511	187,405	24,314	317,838	740	6,446	1,953	3,838
Global Income	170,403	71,284	—	88,610	9,267	215,820	307	17,865	—	16
Strategic Income	5,058,888	9,116,152	49,709	2,630,622	1,185,100	6,153,250	—	638,236	12,924	1,482

(b)	Commenced operations on July 31, 2015.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Bond Fund
	For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2015
From operations:
Net investment income	$9,156,571	$5,521,597
Net realized gain (loss)	4,135,034	4,839,244
Net change in unrealized gain (loss)	(4,603,015)	1,112,990
Net increase (decrease) in net assets resulting from operations	8,688,590	11,473,831

Distributions to shareholders:
From net investment income
Class A Shares	(3,961,371)	(1,147,520)
Class B Shares(a)	—	(17,592)
Class C Shares	(341,571)	(130,944)
Institutional Shares	(9,211,907)	(5,401,984)
Service Shares	(1,365)	(310)
Class IR Shares	(784,440)	(215,201)
Class R Shares	(192,061)	(1,932)
Class R6 Shares(b)	(287)	—
From net realized gains
Class A Shares	(11,720)	(758,933)
Class C Shares	(1,224)	(151,624)
Institutional Shares	(22,834)	(2,898,668)
Service Shares	(1)	(230)
Class IR Shares	(2,040)	(146,579)
Class R Shares	(718)	(1,545)
Class R6 Shares(b)	(1)	—
Return of capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares(b)	—	—
Total distributions to shareholders	(14,531,540)	(10,873,062)

From share transactions:
Proceeds from sales of shares	218,562,128	277,906,927
Reinvestment of distributions	13,754,731	10,233,485
Cost of shares redeemed	(195,724,054)	(98,640,237)
Net increase (decrease) in net assets resulting from share transactions	36,592,805	189,500,175
TOTAL INCREASE (DECREASE)	30,749,855	190,100,944

Net assets:
Beginning of year	445,599,988	255,499,044
End of year	$476,349,843	$445,599,988
Undistributed (distributions in excess of) net investment income	$(634,504)	$1,017,799

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Fixed Income Fund		Global Income Fund		Strategic Income Fund
For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2015

$22,090,346	$21,695,131	$8,515,395	$7,483,331	$579,549,845	$570,638,704
4,491,550	16,006,646	(8,527,743)	45,743,748	(581,291,979)	(736,339,322)
(10,089,503)	11,868,359	17,631,860	(26,722,377)	(364,570,057)	(491,939,658)
16,492,393	49,570,136	17,619,512	26,504,702	(366,312,191)	(657,640,276)

(3,435,801)	(3,124,347)	(3,642,568)	(1,456,880)	(81,465,780)	(89,978,961)
—	(27,740)	—	(5,781)	—	—
(304,056)	(284,053)	(349,221)	(90,663)	(30,121,737)	(23,626,625)
(21,524,563)	(21,321,052)	(34,535,212)	(11,422,559)	(675,970,981)	(605,463,366)
(41,047)	(34,030)	(21,936)	(4,575)	—	—
(130,448)	(69,739)	(774,269)	(139,405)	(20,986,423)	(24,753,453)
(31,417)	(14,716)	—	—	(401,579)	(135,507)
(605,243)	—	(1,372)	—	(510,041)	—
—	—	(63,770)	(1,303,585)	—	—
—	—	(7,092)	(115,184)	—	—
—	—	(571,392)	(8,585,681)	—	—
—	—	(346)	(3,820)	—	—
—	—	(12,363)	(162,396)	—	—
—	—	—	—	—	—
—	—	(10)	—	—	—
—	—	—	—	—	(231,031)
—	—	—	—	—	(60,664)
—	—	—	—	—	(1,554,593)
—	—	—	—	—	(509)
—	—	—	—	—	(63,396)
—	—	—	—	—	—
(26,072,575)	(24,875,677)	(39,979,551)	(23,290,529)	(809,456,541)	(745,868,105)

399,469,538	222,387,498	565,955,923	238,497,946	3,677,437,056	13,610,453,817
24,899,720	23,337,727	39,281,036	22,753,298	670,751,973	610,293,925
(420,613,359)	(391,122,027)	(303,265,507)	(239,996,406)	(12,579,124,637)	(10,593,267,722)
3,755,899	(145,396,802)	301,971,452	21,254,838	(8,230,935,608)	3,627,480,020
(5,824,283)	(120,702,343)	279,611,413	24,469,011	(9,406,704,340)	2,223,971,639

936,757,789	1,057,460,132	519,156,628	494,687,617	23,124,820,445	20,900,848,806
$930,933,506	$936,757,789	$798,768,041	$519,156,628	$13,718,116,105	$23,124,820,445
$10,231,659	$9,469,673	$(7,344,072)	$32,095,532	$(127,267,112)	$(132,269,442)

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS BOND FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	$10.44	$0.21	$(0.03)	$0.18	$(0.34)	$— (d)	$(0.34)
2016 - C	10.44	0.13	(0.03)	0.10	(0.27)	— (d)	(0.27)
2016 - Institutional	10.44	0.24	(0.02)	0.22	(0.38)	— (d)	(0.38)
2016 - Service	10.44	0.18	(0.01)	0.17	(0.33)	— (d)	(0.33)
2016 - IR	10.40	0.23	(0.01)	0.22	(0.37)	— (d)	(0.37)
2016 - R	10.43	0.18	(0.02)	0.16	(0.32)	— (d)	(0.32)
2016 - R6 (Commenced July 31, 2015)	10.33	0.16	0.08	0.24	(0.29)	— (d)	(0.29)
2015 - A	10.42	0.17	0.25	0.42	(0.24)	(0.16)	(0.40)
2015 - C	10.41	0.10	0.25	0.35	(0.16)	(0.16)	(0.32)
2015 - Institutional	10.42	0.22	0.24	0.46	(0.28)	(0.16)	(0.44)
2015 - Service	10.42	0.17	0.24	0.41	(0.23)	(0.16)	(0.39)
2015 - IR	10.38	0.19	0.26	0.45	(0.27)	(0.16)	(0.43)
2015 - R	10.41	0.15	0.25	0.40	(0.22)	(0.16)	(0.38)
2014 - A	10.57	0.22	(0.09)	0.13	(0.28)	—	(0.28)
2014 - C	10.57	0.15	(0.11)	0.04	(0.20)	—	(0.20)
2014 - Institutional	10.57	0.26	(0.09)	0.17	(0.32)	—	(0.32)
2014 - Service	10.57	0.21	(0.10)	0.11	(0.26)	—	(0.26)
2014 - IR	10.54	0.25	(0.11)	0.14	(0.30)	—	(0.30)
2014 - R	10.57	0.19	(0.10)	0.09	(0.25)	—	(0.25)
2013 - A	10.37	0.20	0.57	0.77	(0.25)	(0.32)	(0.57)
2013 - C	10.37	0.12	0.57	0.69	(0.17)	(0.32)	(0.49)
2013 - Institutional	10.37	0.23	0.57	0.80	(0.28)	(0.32)	(0.60)
2013 - Service	10.37	0.18	0.57	0.75	(0.23)	(0.32)	(0.55)
2013 - IR	10.34	0.22	0.57	0.79	(0.27)	(0.32)	(0.59)
2013 - R	10.37	0.18	0.56	0.74	(0.22)	(0.32)	(0.54)
2012 - A	10.17	0.27	0.42	0.69	(0.27)	(0.22)	(0.49)
2012 - C	10.16	0.19	0.43	0.62	(0.19)	(0.22)	(0.41)
2012 - Institutional	10.17	0.30	0.43	0.73	(0.31)	(0.22)	(0.53)
2012 - Service	10.17	0.25	0.43	0.68	(0.26)	(0.22)	(0.48)
2012 - IR	10.18	0.29	0.38	0.67	(0.29)	(0.22)	(0.51)
2012 - R	10.17	0.25	0.41	0.66	(0.24)	(0.22)	(0.46)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Rounds to less than $0.01 per share.
(e)	Annualized.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.28	1.83%	$129,351	0.78%		1.00%		2.00%		588%
10.27	0.98	17,254	1.53		1.75		1.25		588
10.28	2.18	279,435	0.44		0.66		2.33		588
10.28	1.68	1,119	0.94		1.17		1.74		588
10.25	2.18	39,939	0.53		0.75		2.23		588
10.27	1.58	9,241	1.03		1.26		1.77		588
10.28	2.42	10	0.47	(e)	0.69	(e)	2.37	(e)	588
10.44	4.09	106,694	0.80		1.06		1.64		454
10.44	3.41	11,813	1.56		1.82		0.97		454
10.44	4.45	302,035	0.47		0.73		2.06		454
10.44	3.94	15	0.96		1.23		1.61		454
10.40	4.36	24,680	0.54		0.80		1.80		454
10.43	3.84	363	1.06		1.33		1.47		454
10.42	1.27	34,403	0.84		1.06		2.15		580
10.41	0.42	7,298	1.59		1.81		1.40		580
10.42	1.62	207,604	0.50		0.71		2.46		580
10.42	1.12	14	1.00		1.22		2.01		580
10.38	1.42	3,808	0.59		0.81		2.41		580
10.41	0.92	133	1.09		1.29		1.83		580
10.57	7.48	40,783	0.83		0.98		1.86		1,025
10.57	6.68	9,993	1.58		1.73		1.11		1,025
10.57	7.84	301,201	0.49		0.64		2.20		1,025
10.57	7.31	14	0.99		1.13		1.70		1,025
10.54	7.76	2,847	0.58		0.73		2.11		1,025
10.57	7.22	195	1.08		1.24		1.68		1,025
10.37	6.89	91,437	0.83		0.99		2.60		767
10.37	6.20	10,592	1.58		1.74		1.85		767
10.37	7.25	232,692	0.49		0.65		2.94		767
10.37	6.75	13	0.99		1.15		2.44		767
10.34	6.74	2,739	0.58		0.74		2.82		767
10.37	6.63	21	1.08		1.24		2.37		767

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from Investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	$10.64	$0.21	$(0.07)	$0.14	$(0.25)
2016 - C	10.69	0.13	(0.06)	0.07	(0.17)
2016 - Institutional	10.68	0.24	(0.06)	0.18	(0.29)
2016 - Service	10.69	0.19	(0.07)	0.12	(0.23)
2016 - IR	10.65	0.23	(0.06)	0.17	(0.28)
2016 - R	10.65	0.19	(0.08)	0.11	(0.22)
2016 - R6 (Commenced July 31, 2015)	10.52	0.16	0.08	0.24	(0.19)
2015 - A	10.38	0.20	0.29	0.49	(0.23)
2015 - C	10.43	0.12	0.29	0.41	(0.15)
2015 - Institutional	10.42	0.23	0.30	0.53	(0.27)
2015 - Service	10.43	0.18	0.30	0.48	(0.22)
2015 - IR	10.39	0.22	0.30	0.52	(0.26)
2015 - R	10.39	0.17	0.30	0.47	(0.21)
2014 - A	10.61	0.19	(0.18)	0.01	(0.24)
2014 - C	10.67	0.11	(0.19)	(0.08)	(0.16)
2014 - Institutional	10.65	0.22	(0.17)	0.05	(0.28)
2014 - Service	10.66	0.15	(0.16)	(0.01)	(0.22)
2014 - IR	10.62	0.21	(0.17)	0.04	(0.27)
2014 - R	10.62	0.16	(0.18)	(0.02)	(0.21)
2013 - A	10.31	0.16	0.36	0.52	(0.22)
2013 - C	10.37	0.08	0.36	0.44	(0.14)
2013 - Institutional	10.36	0.20	0.35	0.55	(0.26)
2013 - Service	10.36	0.14	0.37	0.51	(0.21)
2013 - IR	10.32	0.19	0.36	0.55	(0.25)
2013 - R	10.33	0.13	0.36	0.49	(0.20)
2012 - A	9.79	0.19	0.53	0.72	(0.20)
2012 - C	9.84	0.12	0.53	0.65	(0.12)
2012 - Institutional	9.83	0.23	0.53	0.76	(0.23)
2012 - Service	9.84	0.17	0.53	0.70	(0.18)
2012 - IR	9.79	0.22	0.53	0.75	(0.22)
2012 - R	9.80	0.17	0.53	0.70	(0.17)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.53	1.35%	$142,299	0.78%		0.85%		1.98%		450%
10.59	0.69	18,124	1.53		1.60		1.23		450
10.57	1.69	697,260	0.44		0.51		2.31		450
10.58	1.19	1,578	0.94		1.01		1.82		450
10.54	1.60	5,058	0.53		0.60		2.23		450
10.54	1.09	9,524	1.03		1.11		1.79		450
10.57	2.34	57,091	0.43	(d)	0.49	(d)	2.36	(d)	450
10.64	4.77	150,677	0.83		0.85		1.86		388
10.69	3.98	19,477	1.58		1.60		1.12		388
10.68	5.11	758,542	0.49		0.51		2.21		388
10.69	4.59	1,882	0.99		1.01		1.71		388
10.65	5.03	5,054	0.56		0.60		2.10		388
10.65	4.51	1,126	1.07		1.10		1.60		388
10.38	0.12	134,288	0.83		0.83		1.80		516
10.43	(0.71)	20,262	1.58		1.58		1.05		516
10.42	0.47	895,504	0.49		0.49		2.13		516
10.43	(0.03)	1,837	0.98		0.98		1.40		516
10.39	0.37	1,374	0.58		0.58		2.03		516
10.39	(0.13)	557	1.08		1.08		1.54		516
10.61	5.08	159,470	0.81		0.81		1.54		782
10.67	4.28	25,723	1.56		1.56		0.79		782
10.65	5.32	1,198,584	0.47		0.47		1.88		782
10.66	4.90	17,528	0.97		0.97		1.35		782
10.62	5.34	1,622	0.56		0.56		1.78		782
10.62	4.72	648	1.06		1.06		1.24		782
10.31	7.37	204,327	0.81		0.81		1.90		687
10.37	6.65	28,539	1.56		1.56		1.13		687
10.36	7.81	1,363,229	0.47		0.47		2.23		687
10.36	7.17	10,969	0.97		0.97		1.70		687
10.32	7.74	1,081	0.56		0.56		2.14		687
10.33	7.21	19	1.06		1.06		1.64		687

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	$12.76	$0.13	$0.07	$0.20	$(0.71)	$(0.01)	$(0.72)
2016 - C	12.67	0.04	0.05	0.09	(0.61)	(0.01)	(0.62)
2016 - Institutional	12.74	0.17	0.07	0.24	(0.75)	(0.01)	(0.76)
2016 - Service	12.71	0.09	0.05	0.14	(0.68)	(0.01)	(0.69)
2016 - IR	12.72	0.16	0.07	0.23	(0.74)	(0.01)	(0.75)
2016 - R6 (Commenced July 31, 2015)	12.55	0.09	0.26	0.35	(0.67)	(0.01)	(0.68)
2015 - A	12.70	0.16	0.50	0.66	(0.31)	(0.29)	(0.60)
2015 - C	12.61	0.06	0.51	0.57	(0.22)	(0.29)	(0.51)
2015 - Institutional	12.68	0.20	0.50	0.70	(0.35)	(0.29)	(0.64)
2015 - Service	12.66	0.14	0.49	0.63	(0.29)	(0.29)	(0.58)
2015 - IR	12.66	0.15	0.54	0.69	(0.34)	(0.29)	(0.63)
2014 - A	13.20	0.24	0.03	0.27	(0.58)	(0.19)	(0.77)
2014 - C	13.11	0.14	0.03	0.17	(0.48)	(0.19)	(0.67)
2014 - Institutional	13.18	0.28	0.03	0.31	(0.62)	(0.19)	(0.81)
2014 - Service	13.16	0.22	0.03	0.25	(0.56)	(0.19)	(0.75)
2014 - IR	13.17	0.27	0.02	0.29	(0.61)	(0.19)	(0.80)
2013 - A	13.17	0.22	0.60	0.82	(0.34)	(0.45)	(0.79)
2013 - C	13.09	0.12	0.59	0.71	(0.24)	(0.45)	(0.69)
2013 - Institutional	13.15	0.27	0.60	0.87	(0.39)	(0.45)	(0.84)
2013 - Service	13.13	0.20	0.60	0.80	(0.32)	(0.45)	(0.77)
2013 - IR	13.15	0.26	0.59	0.85	(0.38)	(0.45)	(0.83)
2012 - A	12.63	0.23	0.54	0.77	(0.23)	—	(0.23)
2012 - C	12.55	0.14	0.54	0.68	(0.14)	—	(0.14)
2012 - Institutional	12.61	0.27	0.55	0.82	(0.28)	—	(0.28)
2012 - Service	12.59	0.21	0.54	0.75	(0.21)	—	(0.21)
2012 - IR	12.61	0.24	0.57	0.81	(0.27)	—	(0.27)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$12.24	1.67%	$111,852	1.03%		1.15%		1.06%		261%
12.14	0.83	12,653	1.77		1.90		0.31		261
12.22	2.00	639,915	0.69		0.81		1.41		261
12.16	1.23	2,280	1.18		1.29		0.75		261
12.20	1.95	31,548	0.78		0.90		1.26		261
12.22	2.92	520	0.68	(d)	0.79	(d)	1.10	(d)	261
12.76	5.27	64,939	1.03		1.18		1.26		226
12.67	4.53	6,592	1.77		1.93		0.50		226
12.74	5.63	437,007	0.70		0.84		1.60		226
12.71	5.03	358	1.20		1.34		1.12		226
12.72	5.54	10,261	0.77		0.90		1.20		226
12.70	2.16	61,198	1.04		1.20		1.83		288
12.61	1.40	4,688	1.79		1.95		1.08		288
12.68	2.51	426,746	0.70		0.86		2.19		288
12.66	1.98	239	1.20		1.35		1.70		288
12.66	2.34	757	0.79		0.95		2.09		288
13.20	6.32	79,838	1.04		1.15		1.64		444
13.11	5.57	5,757	1.79		1.90		0.92		444
13.18	6.69	387,889	0.69		0.81		1.99		444
13.16	6.16	145	1.19		1.31		1.49		444
13.17	6.51	545	0.79		0.90		1.94		444
13.17	6.16	198,463	1.03		1.14		1.78		333
13.09	5.32	6,359	1.78		1.89		1.06		333
13.15	6.53	574,373	0.69		0.80		2.10		333
13.13	6.01	189	1.19		1.30		1.61		333
13.15	6.43	402	0.78		0.89		1.87		333

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital		Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	$10.06	$0.28	$(0.52)	$(0.24)	$(0.41)	$—		$(0.41)
2016 - C	10.06	0.21	(0.52)	(0.31)	(0.34)	—		(0.34)
2016 - Institutional	10.06	0.31	(0.52)	(0.21)	(0.44)	—		(0.44)
2016 - IR	10.06	0.31	(0.53)	(0.22)	(0.43)	—		(0.43)
2016 - R	10.05	0.25	(0.52)	(0.27)	(0.38)	—		(0.38)
2016 - R6 (Commenced July 31, 2015)	10.04	0.20	(0.50)	(0.30)	(0.33)	—		(0.33)
2015 - A	10.64	0.22	(0.51)	(0.29)	(0.29)	—	(e)	(0.29)
2015 - C	10.64	0.14	(0.51)	(0.37)	(0.21)	—	(e)	(0.21)
2015 - Institutional	10.64	0.25	(0.50)	(0.25)	(0.33)	—	(e)	(0.33)
2015 - IR	10.63	0.24	(0.49)	(0.25)	(0.32)	—	(e)	(0.32)
2015 - R	10.63	0.19	(0.51)	(0.32)	(0.26)	—	(e)	(0.26)
2014 - A	10.46	0.22	0.21	0.43	(0.25)	—		(0.25)
2014 - C	10.46	0.14	0.21	0.35	(0.17)	—		(0.17)
2014 - Institutional	10.46	0.26	0.21	0.47	(0.29)	—		(0.29)
2014 - IR	10.46	0.25	0.20	0.45	(0.28)	—		(0.28)
2014 - R	10.45	0.21	0.19	0.40	(0.22)	—		(0.22)
2013 - A	9.87	0.32	0.73	1.05	(0.46)	—		(0.46)
2013 - C	9.88	0.24	0.72	0.96	(0.38)	—		(0.38)
2013 - Institutional	9.87	0.35	0.73	1.08	(0.49)	—		(0.49)
2013 - IR	9.87	0.34	0.73	1.07	(0.48)	—		(0.48)
2013 - R	9.87	0.30	0.71	1.01	(0.43)	—		(0.43)
2012 - A	10.03	0.32	(0.16)	0.16	(0.32)	—		(0.32)
2012 - C	10.04	0.24	(0.15)	0.09	(0.25)	—		(0.25)
2012 - Institutional	10.03	0.35	(0.15)	0.20	(0.36)	—		(0.36)
2012 - IR	10.03	0.34	(0.15)	0.19	(0.35)	—		(0.35)
2012 - R	10.03	0.29	(0.15)	0.14	(0.30)	—		(0.30)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Rounds to less than $0.01 per share.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.41	(2.49)%	$1,383,885	0.90%		0.91%		2.83%		212%
9.41	(3.21)	710,230	1.65		1.66		2.08		212
9.41	(2.16)	11,261,977	0.56		0.57		3.17		212
9.41	(2.24)	332,917	0.65		0.66		3.09		212
9.40	(2.73)	9,399	1.15		1.16		2.58		212
9.41	(3.05)	19,708	0.53	(d)	0.55	(d)	3.19	(d)	212
10.06	(2.78)	2,648,848	0.91		0.91		2.10		188
10.06	(3.51)	1,096,577	1.66		1.66		1.34		188
10.06	(2.45)	18,685,774	0.57		0.57		2.43		188
10.06	(2.44)	684,204	0.66		0.66		2.34		188
10.05	(3.03)	9,418	1.16		1.16		1.85		188
10.64	4.16	3,694,217	0.91		0.91		2.08		302
10.64	3.37	1,017,213	1.66		1.66		1.31		302
10.64	4.51	15,469,529	0.57		0.57		2.44		302
10.63	4.32	71,823	0.66		0.66		2.32		302
10.63	3.90	5,454	1.16		1.16		1.96		302
10.46	10.80	709,730	0.99		0.99		3.17		727
10.46	9.86	239,501	1.74		1.74		2.36		727
10.46	11.18	2,428,689	0.65		0.65		3.42		727
10.46	11.07	107,502	0.74		0.74		3.33		727
10.45	10.45	12	1.23		1.23		2.98		727
9.87	1.60	728,059	1.00		1.00		3.23		636
9.88	0.94	148,590	1.75		1.75		2.51		636
9.87	2.04	993,936	0.66		0.66		3.59		636
9.87	1.95	50,350	0.75		0.75		3.54		636
9.87	1.46	29	1.25		1.25		3.00		636

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Bond and Core Fixed Income	A, C, Institutional, Service, IR, R and R6	Diversified
Global Income	A, C, Institutional, Service, IR and R6	Non-diversified
Strategic Income	A, C, Institutional, IR, R and R6	Diversified

*	Class R6 commenced operations July 31, 2015.

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R, and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each of the Bond, Core Fixed Income and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions,

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s and GSAMI’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM and GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM and GSAMI regularly perform price verification procedures and issue challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vi.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the FST Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for both repurchase and reverse repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value, and are generally classified as Level 2 of the fair value hierarchy.

i.  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by the Funds subject to the Funds’ agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an MRA. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

A Fund entering into a reverse repurchase agreement is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, the Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that the Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to the Fund.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM and GSAMI believe that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Board of Trustees. GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM and GSAMI did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2016:

BOND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$122,328,701	$—
Mortgage-Backed Obligations	—	186,389,909	1,283,991
U.S. Treasury Obligations and/or Other U.S. Government Agencies	79,460,153	5,708,650	—
Asset-Backed Securities	—	45,987,991	—
Foreign Debt Obligations	11,675,469	11,583,014	—
Structured Note	—	1,222,447	—
Municipal Debt Obligations	—	6,078,447	—
Government Guarantee Obligations	—	5,406,243	—
Investment Company	58,985,636	—	—
Short-term Investments	—	13,246,972	—
Total	$150,121,258	$397,952,374	$1,283,991
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(24,117,657)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$3,295,015	$—
Futures Contracts	187,115	—	—
Interest Rate Swap Contracts	—	2,641,710	—
Credit Default Swap Contracts	—	1,739	—
Total	$187,115	$5,938,464	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(2,867,521)	$—
Futures Contracts	(135,605)	—	—
Interest Rate Swap Contracts	—	(1,977,077)	—
Credit Default Swap Contracts	—	(49,748)	—
Total	$(135,605)	$(4,894,346)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$327,189,543	$—
Mortgage-Backed Obligations	—	315,479,922	1
U.S. Treasury Obligations and/or Other U.S. Government Agencies	108,568,967	35,721,134	—
Asset-Backed Securities	—	81,170,228	—
Foreign Debt Obligations	2,948,061	17,353,333	—
Municipal Debt Obligations	—	9,363,336	—
Government Guarantee Obligations	—	28,386,958	—
Investment Company	81,617,969	—	—
Total	$193,134,997	$814,664,454	$1
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(4,095,000)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$1,057,822	$—
Futures Contracts	213,401	—	—
Interest Rate Swap Contracts	—	1,732,878	—
Total	$213,401	$2,790,700	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(1,012,303)	$—
Futures Contracts	(119,161)	—	—
Interest Rate Swap Contracts	—	(3,020,143)	—
Credit Default Swap Contracts	—	(46,721)
Total	$(119,161)	$(4,079,167)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GLOBAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$284,087,823	$84,689,603	$—
Corporate Obligations	—	157,718,261	—
Foreign Debt Obligations	—	4,435,605	—
Asset-Backed Securities	—	74,331,996	—
Mortgage-Backed Obligations	—	160,563,250	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	69,722,952	2,715,148	—
Government Guarantee Obligations	4,162,923	12,827,845	—
Short-term Investments	—	40,950,000	—
Total	$357,973,698	$538,231,708	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$5,871,991	$—
Futures Contracts	210,748	—	—
Interest Rate Swap Contracts	—	3,549,371	—
Credit Default Swap Contracts	—	24,840	—
Total	$210,748	$9,446,202	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(10,928,897)	$—
Futures Contracts(a)	(308,751)	—	—
Interest Rate Swap Contracts(a)	—	(2,622,197)	—
Credit Default Swap Contracts(a)	—	(46,497)	—
Written Options Contracts	—	(13,571)	—
Total	$(308,751)	$(13,611,162)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$1,291,667,477	$—
Mortgage-Backed Obligations	—	2,132,754,372	61,203,575
U.S. Treasury Obligations and/or Other U.S. Government Agencies	2,790,411,824	327,655,377	—
Asset-Backed Securities	—	2,683,730,133	—
Foreign Debt Obligations	713,832,760	1,455,643,122	—
Structured Note	—	2,042,381	—
Municipal Debt Obligations	—	246,224,207	—
Bank Loans	—	314,528,492	144,803,291
Common Stock and/or Other Equity Investments(b)
North America	—	69,294,100	—
Europe	—	32,038,887	—
Investment Company	2,576,641,388	—	—
Short-term Investments	—	283,361,121	—
Total	$6,080,885,972	$8,838,939,669	$206,006,866
Liabilities
Reverse Repurchase Agreements	$—	$(2,663,485)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$241,736,659	$—
Futures Contracts	3,633,890	—	—
Interest Rate Swap Contracts	—	197,304,596	—
Total Return Swap Contracts	—	1,492,592	—
Total	$3,633,890	$440,533,847	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(247,110,550)	$—
Futures Contracts	(4,405,834)	—	—
Interest Rate Swap Contracts	—	(280,762,352)	—
Credit Default Swap Contracts	—	(19,767,520)	—
Total Return Swap Contracts	—	(1,440,971)	—
Total	$(4,405,834)	$(549,081,393)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The following is a reconciliation of Level 3 investments for the fiscal year ended March 31, 2016:

	Mortgage-Backed Securities	Bank Loans
Beginning Balance as of April 1, 2015	$—	$102,685,355
Realized gain (loss)	86,157	(284,405)
Net change in unrealized gain (loss) relating to instruments still held at reporting date	3,800,271	(89,335,924)
Purchases	59,389,537	56,908,617
Sales	(2,072,390)	(29,973,863)
Amortization	—	1,384,635
Transfers into Level 3	—	103,418,876
Ending Balance as of March 31, 2016	$61,203,575	$144,803,291

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Bond
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$2,828,825	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(2,112,682)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	1,739		Payable for unrealized loss on swap contracts	(49,748)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,295,015		Payable for unrealized loss on forward foreign currency exchange contracts	(2,867,521)
Total		$6,125,579			$(5,029,951)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$1,946,279	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(3,139,304)	(a)
Credit	Receivable for unrealized gain on swap contracts	—		Payable for unrealized loss on swap contracts	(46,721)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,057,822		Payable for unrealized loss on forward foreign currency exchange contracts	(1,012,303)
Total		$3,004,101			$(4,198,328)

Global Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$3,760,119	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(2,930,948)	(a)
Credit	Receivable for unrealized gain on swap contracts	24,840		Payable for unrealized loss on swap contracts	(46,497)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	5,871,991		Payable for unrealized loss on forward foreign currency exchange contracts; Investments, at value; Written options, at value	(10,942,468)
Total		$9,656,950			$(13,919,913)

Strategic Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$202,431,078	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(286,609,157)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	—		Payable for unrealized loss on swap contracts	(19,767,520)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	241,736,659		Payable for unrealized loss on forward foreign currency exchange contracts	(247,110,550)
Total		$444,167,737			$(553,487,227)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $143,503, $22,082 and $44,709,493 for Bond, Global Income and Strategic Income Funds, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Bond
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$7,080,464	$(1,221,694)	988
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(340,579)	(207,925)	53
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(1,422,822)	109,966	367
Total		$5,317,063	$(1,319,653)	1408

Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts and swap contracts	$6,329,086	$(668,924)	1,321
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(847,241)	(87,929)	14
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(332,294)	(103,487)	172
Total		$5,149,551	$(860,340)	1,507

Global Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$7,389,962	$(2,373,010)	1,113
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,091,684)	(149,128)	4
Currency	Net realized gain (loss) from investments, forward foreign currency exchange contracts and written options/Net change in unrealized gain (loss) on investments forward foreign currency exchange contracts and written options	(13,531,567)	(8,542,204)	495
Total		$(7,233,289)	$(11,064,342)	1,612

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$188,617,797	$49,239,213	30,135
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(125,296,915)	(3,154,597)	63
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	83,152,257	(75,988,408)	391
Total		$146,473,139	$(29,903,792)	30,589

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2016.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, (including forward foreign currency exchange contracts, and certain options and swaps) and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2016:

Bond Fund
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$—	$326,341	$326,341	$(336)	$(64,713)	$(65,049)	$261,292	$—	$261,292
Barclays Bank PLC	—	133,150	133,150	(53,988)	(165,609)	(219,597)	(86,447)	86,447	—
BNP Paribas SA	—	158,822	158,822	—	(59,655)	(59,655)	99,167	—	99,167
Citibank NA	13,062	—	13,062	(45,080)	—	(45,080)	(32,018)	32,018	—
Citibank NA (London)	—	435,623	435,623	—	(444,575)	(444,575)	(8,952)	—	(8,952)
Credit Suisse International (London)	—	149,104	149,104	—	(17,857)	(17,857)	131,247	—	131,247
Deutsche Bank AG	57,075	—	57,075	(5,860)	—	(5,860)	51,215	—	51,215
Deutsche Bank AG (London)	—	284,076	284,076	—	(125,927)	(125,927)	158,149	—	158,149
HSBC Bank PLC	—	329,060	329,060	—	(273,293)	(273,293)	55,767	—	55,767
JPMorgan Chase Bank (London)	—	501,502	501,502	—	(653,512)	(653,512)	(152,010)	—	(152,010)
JPMorgan Securities, Inc.	51,854	—	51,854	(34,862)	—	(34,862)	16,992	—	16,992
Morgan Stanley & Co. International PLC	22,849	162,855	185,704	(3,377)	(219,981)	(223,358)	(37,654)	—	(37,654)
Royal Bank of Canada	—	64,359	64,359	—	(224,115)	(224,115)	(159,756)	—	(159,756)
Royal Bank of Scotland PLC	—	85,239	85,239	—	(91,987)	(91,987)	(6,748)	—	(6,748)
Standard Chartered Bank	—	272,166	272,166	—	(89,375)	(89,375)	182,791	—	182,791
State Street Bank (London)	—	171,735	171,735	—	(166,433)	(166,433)	5,302	—	5,302
UBS AG (London)	—	169,006	169,006	—	(50,860)	(50,860)	118,146	—	118,146
Westpac Banking Corp.	—	51,977	51,977	—	(219,629)	(219,629)	(167,652)	—	(167,652)
Total	$144,840	$3,295,015	$3,439,855	$(143,503)	$(2,867,521)	$(3,011,024)	$428,831	$118,465	$547,296

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Global Income Fund
	Derivative Assets(1)			Derivative Liabilities(1)				Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total
Bank of America Securities LLC	$11,537	$386,414	$397,951	$—	$(357,764)	$—	$(357,764)	$40,187	$—	$40,187
Barclays Bank PLC	—	180,663	180,663	—	(325,223)	—	(325,223)	(144,560)	—	(144,560)
BNP Paribas SA	—	487,108	487,108	—	(368,768)	—	(368,768)	118,340	—	118,340
Citibank NA	—	—	—	(22,082)	—	(13,571)	(35,653)	(35,653)	—	(35,653)
Citibank NA (London)	—	467,540	467,540	—	(661,697)	—	(661,697)	(194,157)	—	(194,157)
Credit Suisse International (London)	—	239,703	239,703	—	(24,448)	—	(24,448)	215,255	—	215,255
Deutsche Bank AG (London)	—	356,939	356,939	—	(196,869)	—	(196,869)	160,070	—	160,070
HSBC Bank PLC	—	750,086	750,086	—	(1,833,870)	—	(1,833,870)	(1,083,784)	—	(1,083,784)
JPMorgan Chase Bank (London)	—	672,891	672,891	—	(3,468,373)	—	(3,468,373)	(2,795,482)	—	(2,795,482)
Morgan Stanley & Co. International PLC	5,669	221,311	226,980	—	(334,409)	—	(334,409)	(107,429)	—	(107,429)
Royal Bank of Canada	—	90,949	90,949	—	(1,339,367)	—	(1,339,367)	(1,248,418)	—	(1,248,418)
Royal Bank of Scotland PLC	—	117,096	117,096	—	(255,218)	—	(255,218)	(138,122)	—	(138,122)
Standard Chartered Bank	—	506,863	506,863	—	(261,115)	—	(261,115)	245,748	—	245,748
State Street Bank (London)	—	1,041,232	1,041,232	—	(992,585)	—	(992,585)	48,647	—	48,647
UBS AG (London)	—	282,035	282,035	—	(137,779)	—	(137,779)	144,256	—	144,256
Westpac Banking Corp.	—	71,161	71,161	—	(371,412)	—	(371,412)	(300,251)	—	(300,251)
Total	$17,206	$5,871,991	$5,889,197	$(22,082)	$(10,928,897)	$(13,571)	$(10,964,550)	$(5,075,353)	$—	$(5,075,353)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income Fund
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$533,755	$40,254,185	$40,787,940	$(1,130,620)	$(23,845,512)	$(24,976,132)	$15,811,808	$—	$15,811,808
Barclays Bank PLC	1,951,019	8,138,172	10,089,191	(4,037,725)	(10,745,147)	(14,782,872)	(4,693,681)	2,510,000	(2,183,681)
BNP Paribas SA	—	12,165,630	12,165,630	—	(3,658,769)	(3,658,769)	8,506,861	—	8,506,861
Citibank NA	1,579,892	29,590,864	31,170,756	(10,995,807)	(25,819,903)	(36,815,710)	(5,644,954)	5,644,954	—
Credit Suisse International (London)	656,079	5,421,599	6,077,678	(914,647)	(911,144)	(1,825,791)	4,251,887	—	4,251,887
Deutsche Bank AG	6,259,251	17,431,409	23,690,660	(2,154,372)	(10,114,931)	(12,269,303)	11,421,357	(3,930,000)	7,491,357
HSBC Bank PLC	—	21,370,143	21,370,143	—	(18,770,279)	(18,770,279)	2,599,864	—	2,599,864
JPMorgan Chase Bank (London)	—	41,489,293	41,489,293	—	(66,952,746)	(66,952,746)	(25,463,453)	—	(25,463,453)
JPMorgan Securities, Inc.	5,341,057	—	5,341,057	(20,551,364)	—	(20,551,364)	(15,210,307)	15,210,307	—
Merrill Lynch & Co., Inc.	—	1,064,293	1,064,293	—	(1,161,047)	(1,161,047)	(96,754)	—	(96,754)
Morgan Stanley & Co.	—	8,350,446	8,350,446	—	(16,270,744)	(16,270,744)	(7,920,298)	—	(7,920,298)
Morgan Stanley & Co. International PLC	5,005,760	—	5,005,760	(4,924,958)	—	(4,924,958)	80,802	—	80,802
Royal Bank of Canada	—	3,815,859	3,815,859	—	(22,740,775)	(22,740,775)	(18,924,916)	—	(18,924,916)
Royal Bank of Scotland PLC	—	7,735,079	7,735,079	—	(9,281,593)	(9,281,593)	(1,546,514)	—	(1,546,514)
Standard Chartered Bank	—	19,773,494	19,773,494	—	(5,818,515)	(5,818,515)	13,954,979	—	13,954,979
State Street Bank (London)	—	9,956,169	9,956,169	—	(12,457,836)	(12,457,836)	(2,501,667)	—	(2,501,667)
UBS AG (London)	—	10,864,138	10,864,138	—	(2,816,369)	(2,816,369)	8,047,769	—	8,047,769
Westpac Banking Corp.	—	4,315,886	4,315,886	—	(15,745,240)	(15,745,240)	(11,429,354)	—	(11,429,354)
Total	$21,326,813	$241,736,659	$263,063,472	$(44,709,493)	$(247,110,550)	$(291,820,043)	$(28,756,571)	$19,435,261	$(9,321,310)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM and GSAMI manage the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2016, contractual and effective net management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
Bond	0.45%	0.41%	0.39%	0.38%	0.37%	0.45%	0.41	%*
Core Fixed Income	0.40	0.36	0.34	0.33	0.32	0.40	0.40
Global Income	0.65	0.59	0.56	0.55	0.54	0.65	0.65
Strategic Income	0.60	0.54	0.51	0.50	0.49	0.50	0.50

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least July 29, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

The Bond, Core Fixed Income, and Strategic Income Funds invest in FST Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended March 31, 2016, GSAM waived $61,046, $110,550 and $1,155,596 of the management fee for the Bond, Core Fixed Income, and Strategic Income Funds, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2016, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Bond	$4,769	$87
Core Fixed Income	4,731	1,536
Global Income	8,618	—
Strategic Income	80,396	4

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares, 0.02% of the average daily net assets of Class R6 Shares and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Bond, Core Fixed Income, Global Income and Strategic Income Funds are 0.41%, 0.014%, 0.004% and 0.054%, respectively. The Other Expense limitations will remain in place through at least July 29, 2016, and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and Service Fees	Other Expense Reimbursements	Total Expense Reductions
Bond	$228,076	$—	$702,032	$930,108
Core Fixed Income	110,550	—	566,733	677,283
Global Income	—	883	747,617	748,500
Strategic Income	1,155,596	24,929	—	1,180,525

G.  Line of Credit Facility — As of March 31, 2016, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000 for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2016, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2016, Goldman Sachs earned $47,393, $58,085, $63,916, and $2,254,957 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Bond, Core Fixed Income, Global Income and Strategic Income Funds, respectively.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended March 31, 2016, the purchase, sale transactions and related net realized gain (loss) for the Strategic Income Fund with an affiliated fund in compliance with Rule 17a-7 under the Act were $24,936,224, $30,563,214 and $(39,781) respectively.

As of March 31, 2016, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio
Global Income	20%	22%

As of March 31, 2016, Goldman Sachs Group, Inc. was the beneficial owner of 100% of outstanding Class R6 Shares of the Bond Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in this affiliated Fund for the fiscal year ended March 31, 2016:

Fund	Underlying Fund	Market Value 3/31/15	Purchases at Cost	Proceeds from Sales	Market Value 3/31/16	Dividend Income
Bond Fund	Goldman Sachs Financial Square Government Fund	$113,325,598	$516,795,440	$(571,135,402)	$58,985,636	$36,053
Core Fixed Income Fund	Goldman Sachs Financial Square Government Fund	104,601,189	782,950,225	(805,933,445)	81,617,969	35,658
Strategic Income	Goldman Sachs Financial Square Government Fund	325,124,425	16,558,885,988	(14,307,369,025)	2,576,641,388	1,094,952

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2016, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Bond	$2,413,143,660	$135,684,370	$2,331,042,162	$129,263,040
Core Fixed Income	4,369,588,384	272,309,199	4,317,064,469	242,260,960
Global Income	1,386,874,481	573,555,734	1,257,623,581	363,552,896
Strategic Income	20,984,157,719	13,251,917,970	25,837,278,400	18,286,756,393

The table below summarizes the reverse repurchase agreement activity for the fiscal year ended March 31, 2016:

Fund	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Bond	$2,143,308	0.775%	288
Core Fixed Income	2,215,094	1.133	310
Strategic Income	34,379,450	1.197	332

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

As of March 31, 2016 the remaining contractual maturity of the reverse repurchase agreement was greater than 90 days for the Strategic Income Fund. The gross value of the reverse repurchase agreement is reported on the Statement of Assets and Liabilities. The gross amount of recognized liabilities for reverse repurchase agreements was $2,663,485 with associated foreign debt obligations and cash pledged as collateral.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2016 was as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Distribution paid from:
Ordinary income	$14,493,976	$26,072,575	$39,324,578	$809,456,541
Net long-term capital gains	37,564	—	654,973	—
Total taxable distributions	$14,531,540	$26,072,575	$39,979,551	$809,456,541

The tax character of distributions paid during the fiscal year ended March 31, 2015 was as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Distribution paid from:
Ordinary income	$6,916,174	$24,875,677	$22,091,731	$743,957,912
Net long-term capital gains	3,956,888	—	1,198,798	—
Total taxable distributions	$10,873,062	$24,875,677	$23,290,529	$743,957,912
Tax return of capital	$—	$—	$—	$1,910,193

As of March 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Undistributed ordinary income — net	$1,152,716	$10,774,405	$4,809,614	$32,488,874
Undistributed long-term capital gains	—	—	130,341	—
Total undistributed earnings	$1,152,716	$10,774,405	$4,939,955	$32,488,874
Capital loss carryforwards:(1) (2)
Expiring 2018	—	(22,550,107)	—	—
Perpetual Short-Term	(71,097)	—	—	(695,819,431)
Perpetual Long-Term	—	—	—	(300,996,024)
Total capital loss carryforwards	$(71,097)	$(22,550,107)	$—	$(996,815,455)
Timing differences Qualified Late Year Loss Deferral, Straddle Deferral, Dividend and Distribution Payable)	$(3,959,991)	$(6,498,214)	$(18,579,346)	$(735,005,459)
Unrealized gains (losses) — net	4,832,413	15,458,731	14,038,006	(640,826,224)
Total accumulated earnings (losses) net	$1,954,041	$(2,815,185)	$398,615	$(2,340,158,264)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated.
(2)	The Core Fixed Income Fund utilized $763,493 of capital losses in the current fiscal year.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

7. TAX INFORMATION (continued)

As of March 31, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Tax Cost	$544,784,632	$990,992,331	$883,211,251	$15,608,463,047
Gross unrealized gain	10,911,376	27,355,456	27,008,669	178,931,577
Gross unrealized loss	(6,338,385)	(10,548,335)	(14,014,514)	(661,562,117)
Net unrealized gains (losses) on securities	$4,572,991	$16,807,121	$12,994,155	$(482,630,540)
Net unrealized gains (losses) on other investments	259,422	(1,348,390)	1,043,851	(158,195,684)
Net unrealized gains (losses)	$4,832,413	$15,458,731	$14,038,006	$(640,826,224)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, foreign currency contracts, and differences related to the tax treatment of inflation protected securities and swap transactions.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from paydown securities, dividend redesignation, redemptions utilized as distributions, consent fees, material modification of debt securities and inflation protected securities and differences in the tax treatment of swap transactions, foreign currency transactions and underlying fund investments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Bond	393,187	(4,077,315)	3,684,128
Core Fixed Income	—	(4,744,215)	4,744,215
Global Income	—	8,630,421	(8,630,421)
Strategic Income	—	(234,909,026)	234,909,026

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

8. OTHER RISKS (continued)

recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowings and the use of derivatives may result in leverage and may make the Funds more volatile. When the Funds use leverage, the sum of each Fund’s investment exposure may significantly exceed the amount of assets invested in each Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. Each Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Funds to liquidate portfolio positions to satisfy their obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by each Fund can substantially increase the adverse impact to which each Fund’s investment portfolio may be subject.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

8. OTHER RISKS (continued)

difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Global Income Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Global Income Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Bond Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,993,945	$51,178,185	8,072,473	$84,508,818
Reinvestment of distributions	360,014	3,676,908	165,537	1,732,419
Shares converted from Class B(a)	—	—	84,367	891,377
Shares redeemed	(2,987,560)	(30,662,635)	(1,406,921)	(14,777,926)
	2,366,399	24,192,458	6,915,456	72,354,688
Class B Shares(a)
Shares sold	—	—	5,448	56,966
Reinvestment of distributions	—	—	1,373	14,480
Shares converted to Class A	—	—	(84,447)	(891,377)
Shares redeemed	—	—	(137,420)	(1,450,088)
	—	—	(215,046)	(2,270,019)
Class C Shares
Shares sold	889,003	9,074,268	613,552	6,445,571
Reinvestment of distributions	25,087	255,633	21,063	220,162
Shares redeemed	(366,352)	(3,763,207)	(203,431)	(2,134,205)
	547,738	5,566,694	431,184	4,531,528
Institutional Shares
Shares sold	11,979,862	122,560,143	15,787,785	165,285,733
Reinvestment of distributions	879,826	8,996,243	754,297	7,902,566
Shares redeemed	(14,599,108)	(150,137,633)	(7,540,706)	(79,458,639)
	(1,739,420)	(18,581,247)	9,001,376	93,729,660
Service Shares
Shares sold	108,752	1,105,191	—	—
Reinvestment of distributions	133	1,367	52	540
Shares redeemed	(1,420)	(14,564)	—	—
	107,465	1,091,994	52	540
Class IR Shares
Shares sold	2,379,638	24,182,232	2,043,425	21,313,093
Reinvestment of distributions	77,162	785,740	34,738	361,772
Shares redeemed	(931,715)	(9,519,254)	(72,141)	(751,307)
	1,525,085	15,448,718	2,006,022	20,923,558
Class R Shares
Shares sold	1,020,324	10,452,104	28,431	296,746
Reinvestment of distributions	3,790	38,556	148	1,546
Shares redeemed	(158,917)	(1,626,756)	(6,487)	(68,072)
	865,197	8,863,904	22,092	230,220
Class R6 Shares(b)
Shares sold	969	10,005	—	—
Reinvestment of distributions	28	284	—	—
Shares redeemed	(1)	(5)	—	—
	996	10,284	—	—
NET INCREASE	3,673,460	$36,592,805	18,161,136	$189,500,175

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Core Fixed Income Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,252,990	$33,932,511	5,099,659	$53,735,846
Reinvestment of distributions	319,873	3,342,023	287,467	3,034,550
Shares converted from Class B(a)	—	—	31,881	335,465
Shares redeemed	(4,224,084)	(44,126,078)	(4,191,307)	(44,170,106)
	(651,221)	(6,851,544)	1,227,700	12,935,755
Class B Shares(a)
Shares sold	—	—	11,588	122,357
Reinvestment of distributions	—	—	2,308	24,367
Shares converted to Class A	—	—	(31,755)	(335,465)
Shares redeemed	—	—	(330,928)	(3,496,749)
	—	—	(348,787)	(3,685,490)
Class C Shares
Shares sold	508,257	5,332,470	438,581	4,651,241
Reinvestment of distributions	26,813	281,538	24,841	263,520
Shares redeemed	(644,416)	(6,758,102)	(583,801)	(6,182,549)
	(109,346)	(1,144,094)	(120,379)	(1,267,788)
Institutional Shares
Shares sold	27,965,702	292,874,669	14,960,991	158,423,574
Reinvestment of distributions	1,953,290	20,490,618	1,879,885	19,917,051
Shares redeemed	(34,999,122)	(366,124,700)	(31,748,821)	(335,879,047)
	(5,080,130)	(52,759,413)	(14,907,945)	(157,538,422)
Service Shares
Shares sold	33,804	354,906	64,012	677,867
Reinvestment of distributions	2,002	21,005	1,363	14,447
Shares redeemed	(62,728)	(656,549)	(65,443)	(690,563)
	(26,922)	(280,638)	(68)	1,751
Class IR Shares
Shares sold	81,723	853,932	389,647	4,104,801
Reinvestment of distributions	12,469	130,405	6,584	69,739
Shares redeemed	(89,024)	(931,375)	(53,734)	(567,992)
	5,168	52,962	342,497	3,606,548
Class R Shares
Shares sold	823,059	8,578,041	63,511	671,812
Reinvestment of distributions	2,748	28,803	1,328	14,053
Shares redeemed	(27,806)	(290,567)	(12,756)	(135,021)
	798,001	8,316,277	52,083	550,844
Class R6 Shares(b)
Shares sold	5,506,298	57,543,009	—	—
Reinvestment of distributions	57,877	605,328	—	—
Shares redeemed	(165,257)	(1,725,988)	—	—
	5,398,918	56,422,349	—	—
NET INCREASE (DECREASE)	334,468	$3,755,899	(13,754,899)	$(145,396,802)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Global Income Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,506,569	$67,160,547	1,586,338	$20,325,913
Reinvestment of distributions	297,989	3,600,719	210,095	2,675,011
Shares converted from Class B(a)	—	—	18,795	243,133
Shares redeemed	(1,754,152)	(21,744,852)	(1,546,288)	(19,861,472)
	4,050,406	49,016,414	268,940	3,382,585
Class B Shares(a)
Shares sold	—	—	2,457	31,682
Reinvestment of distributions	—	—	368	4,712
Shares converted to Class A	—	—	(18,868)	(243,133)
Shares redeemed	—	—	(67,729)	(871,960)
	—	—	(83,772)	(1,078,699)
Class C Shares
Shares sold	650,861	7,885,464	229,686	2,915,333
Reinvestment of distributions	26,894	321,133	14,547	183,561
Shares redeemed	(155,922)	(1,915,497)	(95,731)	(1,221,241)
	521,833	6,291,100	148,502	1,877,653
Institutional Shares
Shares sold	37,434,632	461,794,981	16,097,969	205,279,334
Reinvestment of distributions	2,863,569	34,552,548	1,539,528	19,582,924
Shares redeemed	(22,227,361)	(273,644,934)	(16,999,841)	(217,509,193)
	18,070,840	222,702,595	637,656	7,353,065
Service Shares
Shares sold	176,874	2,116,062	31,658	405,008
Reinvestment of distributions	1,567	18,859	417	5,289
Shares redeemed	(19,066)	(233,220)	(22,770)	(292,806)
	159,375	1,901,701	9,305	117,491
Class IR Shares
Shares sold	2,174,979	26,444,885	742,176	9,540,676
Reinvestment of distributions	65,265	786,398	23,848	301,801
Shares redeemed	(461,738)	(5,685,730)	(18,837)	(239,734)
	1,778,506	21,545,553	747,187	9,602,743
Class R6 Shares(b)
Shares sold	45,878	553,984	—	—
Reinvestment of distributions	114	1,379	—	—
Shares redeemed	(3,413)	(41,274)	—	—
	42,579	514,089	—	—
NET INCREASE	24,623,539	$301,971,452	1,727,818	$21,254,838

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Income Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	36,868,744	$363,552,779	139,942,256	$1,468,550,175
Reinvestment of distributions	7,904,030	77,435,551	8,316,052	86,539,197
Shares redeemed	(160,983,204)	(1,582,299,263)	(232,189,012)	(2,424,542,617)
	(116,210,430)	(1,141,310,933)	(83,930,704)	(869,453,245)
Class C Shares
Shares sold	7,231,309	71,646,822	41,310,685	434,597,330
Reinvestment of distributions	2,432,712	23,792,801	1,770,115	18,371,732
Shares redeemed	(43,166,049)	(425,167,852)	(29,695,594)	(307,734,078)
	(33,502,028)	(329,728,229)	13,385,206	145,234,984
Institutional Shares
Shares sold	314,004,126	3,101,913,662	1,075,029,579	11,278,202,983
Reinvestment of distributions	55,944,745	547,783,055	46,283,903	480,503,449
Shares redeemed	(1,030,340,783)	(10,109,131,076)	(718,001,633)	(7,425,931,157)
	(660,391,912)	(6,459,434,359)	403,311,849	4,332,775,275
Class IR Shares
Shares sold	11,204,074	110,163,385	40,287,154	423,066,106
Reinvestment of distributions	2,138,511	20,963,327	2,380,769	24,732,972
Shares redeemed	(45,981,957)	(453,121,610)	(41,947,589)	(433,303,517)
	(32,639,372)	(321,994,898)	720,334	14,495,561
Class R Shares
Shares sold	570,892	5,621,320	578,286	6,037,223
Reinvestment of distributions	27,401	267,225	14,134	146,575
Shares redeemed	(535,313)	(5,192,301)	(168,664)	(1,756,353)
	62,980	696,244	423,756	4,427,445
Class R6 Shares(a)
Shares sold	2,484,802	24,539,088	—	—
Reinvestment of distributions	53,301	510,014	—	—
Shares redeemed	(443,633)	(4,212,535)	—	—
	2,094,470	20,836,567	—	—
NET INCREASE (DECREASE)	(840,586,292)	$(8,230,935,608)	333,910,441	$3,627,480,020

(a)	Commenced operations on July 31, 2015.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Multi-Sector Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Core Fixed Income Fund, Goldman Sachs Bond Fund, Goldman Sachs Strategic Income Fund, and the Goldman Sachs Global Income Fund (collectively the “Funds”), funds of Goldman Sachs Trust, at March 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying fund and the application of alternative auditing procedures where confirmation of securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2016

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 through March 31, 2016, which represents a period of 183 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Bond Fund				Core Fixed Income Fund				Global Income Fund				Strategic Income Fund
Share Class	Beginning Account Value 10/1/15	Ending Account Value 3/31/16		Expenses Paid for the 6 months ended 3/31/16*	Beginning Account Value 10/1/15	Ending Account Value 3/31/16		Expenses Paid for the 6 months ended 3/31/16*	Beginning Account Value 10/1/15	Ending Account Value 3/31/16		Expenses Paid for the 6 months ended 3/31/16*	Beginning Account Value 10/1/15	Ending Account Value 3/31/16		Expenses Paid for the 6 months ended 3/31/16*
Class A
Actual	$1,000.00	$1,019.20		$3.94	$1,000.00	$1,019.70		$3.94	$1,000.00	$1,025.80		$5.22	$1,000.00	$978.60		$4.45
Hypothetical 5% return	1,000.00	1,021.10	+	3.94	1,000.00	1,021.10	+	3.94	1,000.00	1,019.85	+	5.20	1,000.00	1,020.50	+	4.55
Class C
Actual	1,000.00	1,015.40		7.71	1,000.00	1,016.80		7.71	1,000.00	1,022.10		8.90	1,000.00	975.00		8.10
Hypothetical 5% return	1,000.00	1,017.35	+	7.72	1,000.00	1,017.35	+	7.72	1,000.00	1,016.20	+	8.87	1,000.00	1,016.80	+	8.27
Institutional
Actual	1,000.00	1,020.90		2.22	1,000.00	1,021.40		2.22	1,000.00	1,027.50		3.50	1,000.00	980.30		2.77
Hypothetical 5% return	1,000.00	1,022.80	+	2.23	1,000.00	1,022.80	+	2.23	1,000.00	1,021.55	+	3.49	1,000.00	1,022.20	+	2.83
Service
Actual	1,000.00	1,018.60		4.74	1,000.00	1,018.90		4.74	1,000.00	1,022.30		5.92	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,020.30	+	4.75	1,000.00	1,020.30	+	4.75	1,000.00	1,019.15	+	5.91	N/A	N/A	+	N/A
Class IR
Actual	1,000.00	1,021.50		2.68	1,000.00	1,021.00		2.68	1,000.00	1,027.50		3.95	1,000.00	979.90		3.22
Hypothetical 5% return	1,000.00	1,022.35	+	2.68	1,000.00	1,022.35	+	2.68	1,000.00	1,021.10	+	3.94	1,000.00	1,021.75	+	3.29
Class R
Actual	1,000.00	1,018.00		5.20	1,000.00	1,018.50		5.20	N/A	N/A		N/A	1,000.00	977.40		5.69
Hypothetical 5% return	1,000.00	1,019.85	+	5.20	1,000.00	1,019.85	+	5.20	N/A	N/A		N/A	1,000.00	1,019.25	+	5.81
Class R6
Actual	1,000.00	1,020.70		2.37	1,000.00	1,020.50		2.15	1,000.00	1,027.50		3.45	1,000.00	980.40		2.62
Hypothetical 5% return	1,000.00	1,022.65	+	2.38	1,000.00	1,022.87	+	2.15	1,000.00	1,021.60	+	3.44	1,000.00	1,022.35	+	2.68

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Bond	0.78%	1.53%	0.44%	0.94%	0.53%	1.03%	0.47%
Core Fixed Income	0.78	1.53	0.44	0.94	0.53	1.03	0.43
Global Income	1.03	1.76	0.69	1.17	0.78	N/A	0.68
Strategic Income	0.90	1.64	0.56	N/A	0.65	1.15	0.53

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015) and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	141	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2016.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2016, Goldman Sachs Trust consisted of 100 portfolios (95 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 16 portfolios (seven of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 14 portfolios (five of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Multi Sector Fixed Income Funds Tax Information (Unaudited)

For the fiscal year ended March 31, 2016, 0.99% of the dividends paid from net investment company taxable income by the Strategic Income Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Bond and Global Income Funds designate $37,564 and $654,973, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2016.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.11 trillion in assets under supervision as of March 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund
■	Focused Value Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[5]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Multi-Manager U.S. Small Cap Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Investment Adviser

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Funds management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman, Sachs & Co. is the distributor of the Goldman Sachs Funds.

© 2016 Goldman Sachs. All rights reserved. 46359-TMPL-05/2016 MSFIAR-16/128K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following disclosure relates to the independence of PricewaterhouseCoopers LLP (“PwC”) with respect to SEC Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” The Goldman Sachs Asset Management investment company complex (the “Funds”) has been notified by PwC that one of its lenders owns more than ten percent of at least one of the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as PwC’s conclusions concerning its independence and its objectivity and impartiality with respect to the audits of the Funds.

PwC has advised the Funds that, after evaluating the facts and circumstances related to the matter described above, it has concluded that its financial relationship described above did not and will not impair PwC’s application of objective and impartial judgment on any issues encompassed within its audits of the financial statements of the Funds. PwC has advised the Funds that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over the fund adviser to the Funds; (2) an investment in any such Fund is passive; (3) the PwC lenders are part of various syndicates of unrelated lenders; (4) there have been no changes to the loans in question since the origination of each respective note; (5) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (6) the debt balances are immaterial to PwC and to each lender; and (7) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team.

If it were ultimately determined that PwC was not independent with respect to the Funds for certain periods, any Fund filings with the SEC which contain the Funds’ financial statements for such periods would not comply with applicable securities laws which potentially could have a material adverse effect on the Funds.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2016	2015	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,724,925	$3,570,472	Financial Statement audits.

Audit-Related Fees:

• PwC	$158,000	$0	Other attest services.

Tax Fees:

• PwC	$1,091,628	$659,410	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2016	2015	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,653,616	$1,568,616	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2016 and March 31, 2015 were approximately $1,091,628 and $659,410 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2015 and December 31, 2014 were approximately $14.4 million and $10.2 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2015 and 2014 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 6, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	June 6, 2016